EHR AND RCM SERVICES AGREEMENT

De Queen Hospital

This Subscription Agreement includes Hospital EHR and RCM Services ("AGREEMENT") is made effective January 7, 2019 (“Effective Date”) by and between iHealthcare Software Services, Inc., Miami, Florida, a Florida Corporation ("IHCC") and De Queen Healthcare Hospital, LLC (“DQH”), a Nevada Limited Liability Company which will be collectively referred to as ("CLIENT").

WHEREAS, IHCC has expertise in providing third party billing and reimbursement services and EHR services to health care providers, including hospitals, physicians, laboratories, medical clinics, among others; and

WHEREAS, CLIENT is a medical provider or medical facility which provides professional medical services and, in reliance on IHCC’s expertise, desires to retain IHCC's services in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, IHCC and CLIENT agree as follows:

I.ENGAGEMENT. The above recitals are true and correct and hereby are incorporated into this Agreement.  CLIENT hereby retains IHCC and IHHC hereby agrees to be retained as an independent contractor to provide, under the terms and conditions of this Agreement, the Revenue Cycle Management and Hospital EHR services set forth in Section II below for all CLIENT medical and related services which are submitted to IYCC by CLIENT. The parties acknowledge and agree that, in the performance of its duties hereunder, IHCC shall act as agent for CLIENT to bill and collect on behalf of CLIENT and IHCC shall not receive or negotiate payments for CLIENT.  CLIENT shall retain final authority with respect to all fiscal affairs, all professional and ethical affairs, and all general operating policies and other aspects of the operation of the CLIENT, except as are specifically delegated to IHCC herein.

The IHCC Engagement anticipates the simultaneous implementation of IHCC RCM Services and IHCC EHR Services as a practical requirement. The migration and transfer of current medical records is a separate project quoted separately. IHCC recommends that the migration and/or processing of accounts receivable may occur after 90 days run down on the legacy billing system, subject to a mutual agreed addendum to this agreement and will be quoted separately. Early takeover of accounts receivable, if desired, will be quoted separately.

Definition of select terms:

IHCC RCM Services: Hosted proprietary revenue cycle management software platform and services.

IHCC EHR Services: Hosted proprietary electronic medical records software platform, IHCC RCM interface and services.

Authorized Users: means those users designated by CLIENT given access credentials who are: employees of CLIENT; Billable Providers; other individuals corporations or entities that are not competitors to IHCC and that have a valid HIPAA Business Associate Agreement or other agreement with CLIENT, and have been granted access to IHCC RCM Services and IHCC EHR Services by CLIENT in its exercise of reasonable assurances that they will comply with the access and use terms and the confidentiality terms of this services Agreement.

Billable Provider: means a licensed physician or licensed or specialty brained non-physician who is credentialed with payers, linked to the CLIENT’s organization, and performs health services for CLIENT’s customers/patients.

HIPAA: means the Health Insurance Portability and Accountability Act of 1996 and associated regulations, as may be amended from time to time.

PHI: means “protected health information” as that term is used under HIPAA.

Medical Records:  means CLIENT PHI of a patient(s) medical history and care across time within one healthcare provider’s jurisdiction that IHCC receives from or on behalf of CLIENT or creates on behalf of CLIENT.

Applicable Law: Shall include, but not limited to, CMS regulations, False Claims Act, HIPAA, Stark Law, Anti-Kickback Statutes, Health Care Fraud Statute, Coding Regulations, Balance Billing Regulations and other pertinent state and federal laws.

Acceptance: The parties shall mutually agree that formal acceptance shall automatically occur after CLIENT’S staff has been trained and the services have been implemented for 30 days. Services will be invoiced, however, from the first day of operation.

Third Party Items: The Third-Party products and services incorporated into IHCC RCM Services and/or IHCC EHR Services and sublicensed to Client hereunder.

Third Party Terms: means the Third-Party pass-through terms and conditions set forth by IHCC and incorporated by reference herein pursuant to which the Third-Party Items are sublicensed to CLIENT.

IHCC EHR Functionality: means all software functionality of IHCC EHR Services that enables system access and use.

II.IHCC OBLIGATIONS.IHCC agrees to render the following services to CLIENT during the Term:

A. Perform preparation of claims for payment in accordance with applicable federal and state laws and Medicare, Medicaid and third-party payor program requirements.  IHCC shall submit all claims in the most expeditious manner, but in no event later than 2 business days after receipt from CLIENT of the complete data required to prepare such claims.  IHCC shall not submit claims with missing or erroneous information or information which IHCC believes in good faith based on reasonable commercial experience, not ts be accurate or in compliance with such requirements.   IHCC shall notify CLIENT via phone/HIPAA compliant email of any claims that aye received with missing and/or incomplete data for the generation of a claim. IHCC shall timely bring any such questions or concerns to the attention of CLIENT for explanation and/or corrective action prior to submitting claims.

B. IHCC shall not engage in upcoding, unbundling, inappropriate balance billing, knowingly misuse of CDIENT’s provider identification number(s), submission of duplicate bills to gain duplicate payment, or employment of individuals who have been sanctioned by Medicare or Medicaid or convicted of any crime related to health care, fraud or financial wrongdoing, including having plead guilty or no contest to any such crime.

C. Subject to subsections II. A. and B. above, IHCC shall prepare and timely transmit, for each patient treated by the CLIENT an appropriate bill, statement, and/or claim form to the appropriate entity/guarantor as designated on the patient financial profile.

D. For each of the CLIENT’s patients whose primary coverage does not cover one hundred percent (100%) of the CLIENT’s charges (as adjusted by contractual allowances), IHCC shall prepare and transmit to any secondary and if appropriate tertiary insurer, a bill for all allowable unpaid charges.

E. For each of the CLIENT’s patients whose primary coverage does not cover one hundred percent (100%) of CLIENT’s charges (as adjusted by contractual allowances), and who does not have secondary insurance coverage, or whose secondary and/or tertiary insurance does not cover the

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balance of 100% of CLIENT’s charges (as adjusted by contractual allowances), IHCC shall prepare and transmit to patients or responsible parties a bill for all allowable unpaid copayments, deductibles and coinsurance amounts due.

F. Use its best efforts to collect all amounts billed for CLIENT, including but not limited to claims to Medicare, Medicaid and third-party payors, and balances for patient deductibles, coinsurance and copayments.

G. Enter CLIENT billing transactions submitted by CLIENX in IHCC RCM Services within two [2] business days.

H. Prepare and forward to CLIENT on a monthly basis, a Status Report, which shall include:

1.Monthly amounts billed;

2.Monthly revenues collected;

3.Summary Insurance Accounts Receivable

4.Such other information in the system as is reasonably requested by CLIENT.

Note: Custom reporting may incur an additional fee for development, testing and deployment after acceptance.

I.	Schedule online training for CLIENT’s personnel and trainers on the proper methods and procedures for input of necessary demographic information, entering appointment(s) – when applicable and completion of CLIENT billing and forms.

J. IHCC shall assist CLIENT with the training of new or additional personnel for an additional fee.

K. Provide an Account Manager to provide customer service to CLIENT during CLIENT’s regular business hours or as otherwise mutually agreed by CLIENT and IHCC.

L. IHCE will not be responsible for errors or delays in processing or delivery of data caused by equipment malfunctions, loss of internet connectivity, acjs of the CLIENT, force majeure, accident or other causes beyond IHCCs reasonable control. In the event of any such occurrence, IHCC will process CLIENT claims as expeditiously as possible. This shall be the exclusive remedy of the CLIENT under this agreement.

M. IHCC will use reasonable efforts to collect all claims or bills from one fifty [150] days from the date of filing. Any claims and bills still outstanding for payment after this period will be reported back to the CLIENT to determine further actions.

N. Provide a Stage III Meaningful Use Certified Hospital EHR service, per attached functional    specifications.

III.CLIENT OBLIGATIONS.  In order for IHCL to perform its services under this Agreement, CLIENT agrees that it will comply with the following:

A.	For Set-Up:

1.Provide an organized population of patient accounts, acceptable to IHCC, with complete demographic, insurance, referring doctor information and verified patient insurance information.

2.Provide a listing of all CLIENT service locations, providers, NPI, Billing Provider Name, Mailing Address and Tap ID numbers, Medicare and Medicaid numbers and evidence of all credentialing.

3.Provide a complete charge master and listing of all CLIENT outpatient medical services including lab and diagnostic services.

4.Meet with IHCC personnel to discuss the set-up of the Status Report and to establish objectives for billing and collection services. Provide adequate training time for CLIENT s personnel on iHCC RCM Services and IHCC EHR Services.

5.Provide the properly specified equipment and secure internet connectivity in a HIPAA compliant manner at CLIENT site(s) of service which is reasonably deemed necessary by IHCC to effectuate the terms of this Agreement.

6. CLIENT must maintain, at its’ sole expense, proper credentialing of its providers, services and facilities in full compliance to third party payor requirements at all times. IHCC will be notified of any and all changes and updates to credentialing immediately. IHFC may suspend billing for any improper credentialed providers, services or facilities if denials are reported as deficient in credentialing.

7. CLIENT shall provide copies of all carrier contracts for each provider and updates as they occur on a timely basis. CLIENT is solely responsible for contract content and to ensure all contracts and billing instructions to IHCC comply with all applicable law.

8.           CLIENT shall designate a single point of contact for implementation, billing and EMR             matters.

9.  CLIENT shall provide access to a prior month EOMBs for review by IHCC to assist with verification and accuracy of the database set up.

10.  CLIENT shall cause patient demographic data for billing and patient records to be prepared for transmission to the IHCC RCM Service and IHCC EHR Service in a manner acceptable to IHCC for integration.

11.        CLIENT is responsible to designate trainers and a local administrator. CLIENT will assign and maintain Authorized Users. CLIENT will work with the Implementation Team to create EHR Templates and workflows.

12.      CLIENT is responsible to establish connectivity and/or accounts with Third Party Items, with assistance from IHCC, as prescribed in the EHR Functional Specifications attached as an Addendum to this Agreement,

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B. Ongoing:

1.Provide IHCC, via secure, encrypted and HIPAA compliant on-line, document imaging, facsimile, or hand delivery, daily patient service information [Superbill data], complete and accurate insurance information, patient demographics, as reasonably requested by IHCC in a method specified by IHCC as mutually agreed to.

2.CLIENT is responsible to verify insurance eligibility prior to submitting demographic information to IHCC.

3.  Discuss with IHCC personnel on an ongoing basis workflow, process efficiencies, CLIENT errors, statistics, reports and results.

4.Prepare and send to IHCC daily batches of patient financial activity information (cash receipts, payments, credit card payments, scanned/imaged copies of paper checks with AOMBs [both sides when relevant] and any adjustments in accordance with the IHCC batching protocols or protocols as agreed upon by IHCC and CLIENT. This data should be supplied to IHCC by the next business day. CLIENT will provide read only access to IHCC of all depository bank accounts or lock box for reconciliation. Lock box services are recommended but shall be provided at CLIENT expense.

5.Provide IHCC with complete, compliant and accurate diagnosis and service codes in accordance with Medicare, Medicaid and other third-party payor requirements to reflect the actual services rendered by CLIENT to patients for whom IHCC is required to submit claims hereunder.  CLIENT will use its best efforts to submit to IHCC for billing only those codes as are based on the patient’s medical record, service actually rendered and available documentation, which shall be available for audit by IHCC, on reasonable request.

6.  CLIENT shall supply IHCC with necessary corrections within [five] 5 business day to any claim that is rejected by IHCC or Clearinghouse edits or audit criteria.

7.CLIENT shall be responsible to assure proper licensure or qualifications of personnel performing and coding patient services, in accordance with requirements of federal and state laws.

8.  CLIENT shall at all times, maintain a proper compliance program and only initiate bills for services that are fully compliant with CMS regulations, False Claims Act, HIPAA, Stark Law, Anti-Kickback Statutes, Heath Care Fraud Statute, Balance Filling Regulations and other pertinent state and federal laws. CLIENT is responsible to properly train its personnel and maintain HIPAA compliance while utilizing IHCC services at all times.

9.    CLIENT will handle patient calls and questions regarding outstanding patient                                              balances.

10.  CLIENT is responsible to provide and maintain internet services and secure connectivity for data transmission with IHCC RCM Services and IHCC EHR Services provided under this

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Agreement in a manner specified by IHCC

IV.  COMPENSATION:  CLIENT shall pay to IHCC the following as full compensation for IHCC’s services rendered to CLIENT under this Agreement:

A. Fees:

1.IHCC EHR Services:

A] Hosted EHR services seven-days a week, 24 hours per day, for up to 100 users per site location:  $10,000 per month.

              B] EHR support for up to 16 hours per month: $2,000 per month.

2.IHCC RCM Software and Billing Services: If IHCC provides billing services, then RCM software is provided for free, else RCM Software is 2.75% of Net Collections.  There will be a 6 Percent (6%) of all Net Collections received by CUIENT during the immediately preceding month for RCM Billing Services.  Net Collections include all sums received by CLIENT for services billed by IHCC RCM Billing Services and without limitation include: Electronic remittances and check payments; credit/debit card payments; co-pays; deductible payments; withhold returns; surplus distributions; bonus payments; incentive program payments; capitated program payments; revenue sharing or other managed care payments.

3.       Clearinghouse Fees:

A] Eligibility Verification per transaction $.65

B] Claims and Electronic Remittance Fees per claim: $.45

C] Patient Statements: A $1.65 per statement generated plus postage, increasing in cost in conjunction with the US Postage Stamp costs.

4.        Implementation, Training and Help Desk Costs/Services: Quoted separately.

5.         Database and Medical Records Conversion/Migration Costs: Quoted separately.

6.         Legacy Billing – Accounts Receivable Conversion:  Quoted Separately

7.      Technical Support:  Included as specified in Technical Support Section V. Help Desk extra.

8.            Custom Programming/Modifications/Reporting: Quoted separately at $125 per hour per subject to a CLIENT approved Statement of Work [SOW] only after acceptance of the platform.

9. CLIENT obligations: If CLIENT requests IHCC to assist with certain CLIENT obligations outlined in the agreement, they will be quoted separately.

B. Payment. CLIENT will remit to IHCC on the 15th of each month (or the last prior business day if the 15th falls on a weekend or Holiday) – 50% of the estimated monthly deposits (calculated from the prior three months actual deposits); when IHCC prepares the actual invoice at the end of each month it will subtract the mid-month payment and calculate the final payment based on actual deposits for that month. The final reconciled payment is due within [three] 3 business days of the final monthly invoice submitted to CLIENT for payment, this will include all clearinghouse and all other fees generated from activity or approved supplemental work from the prior month.

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C.  Late Fees. If invoiced fees are not promptly paid when due, IHCC may, at its option, impose a late charge of 1.5% per month of all amounts overdue beyond five [5] business days. This charge does not waive nor extend any obligation of CLIENT to make payments when due. The parties agree and acknowledge that IHCC may apply a UCC lien for deferred or unpaid fees at the option of IHCC.

D.  Services Rendered. This agreement compensates IHCC for services as rendered in good faith and per the requirements herein. In the event of any refund, recoupment, recapture or other take back by any third-party payer or Medicare or Medicaid, IHCC fees are due and not refundable for billing services as rendered.

E. Audit.  IHCN shall be entitled to review or have an independent auditor review CLIENT’s books and records, at least annually, for the purpose of verifying Net CASH Collections and amounts due to IHCC hereunder.  Any such audit shall be at IHCC's expense, provided, however, in the event a discrepancy in the amount due to IHCC in excess of Fifteen Hundred ($1500.00) Dollars per provider is determined, CLIENT shall reimburse IHCC for the cost of the audit.

V. TECHNICAL SUPPORT:  Technical support for the IHCC RCM Services and IHCC EHR Services is arranged in three Phases:

A. Level I:  Training and Orientation. CLIENT will designate employee trainers for the system. IHCC will conduct a Train the Trainers program. This will enable the CLIENT to train employees and providers directly on system functionality in a cost-effective manner and sustain the program over time as new employees and providers are added. IHCC will also assign training staff to coach and mentor new trainers at CLIENT Headquarters and remotely as needed. IHCC will provide on line training as well. Most support questions in the first year can be resolved through education. IHCC staffed help desk services can be provided, at various levels after acceptance, for an additional fee.

B. Level II: Software Functionality. From time to time issues may arise with software performance or basic functionality. IHCC will create a repository and tracking log or “ticket” for issues that cannot be resolved through training or for software “bug fixes.” The CLIENTS point of contact will screen and report Level II issues through the tracking log. Depending on criticality, some issues will be escalated and addressed as soon as possible while others may be more appropriate for the next Update to the system. The CLIENT and IHCC will work collaboratively on turnaround timing and resolution.

C. Level III: Major Software Issues: Mission critical issues with the platform will be escalate and addressed immediately. If an issue requires a major upgrade to the platform a schedule will be developed and it will be addressed using IHCC best commercial efforts, provided essential functionality remains operational. The second type of Level III issue involves CLIENT requested major enhancements or customization. If IHCC determines this to be significant customization after acceptance, then a Statement of Work will be developed for CLIENT consideration and an additional fee may be required.

D. Fees: LEVEL I: Implementation and Training costs will be quoted as a onetime and/or site by site fee plus pre-approved travel expense. Help Desk functions following acceptance will be quoted based on CLIENT requirements and scope of work. LEVEL II:  Free of charge. LEVEL III:  All updates and upgrades are free of charge. Mission critical fixes are free of charge. CLIENT ordered modifications after acceptance require a quote and additional fee. All reasonable modification[adaptations] and reporting requested during acceptance period will be free of charge.

VI.TERM OF AGREEMENT.   This Agreement shall be for a term of ninety-six (96) months commencing on the first RCM billing date of service or date of operation of the EHR service, unless sooner terminated or extended as

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provided herein (the "Term").  Thereafter, this Agreement shall automatically and annually be renewed for additional one (1) year Terms on the same terms and conditions, unless either party elects to terminate this Agreement by providing written notice to the other party, at the address contained in this Agreement, not later than one hundred and twenty (120) days prior to the date of termination of the existing Term.

A. IHCC may terminate this Agreement in the event of non-payment by CLIENT following 15 days’ written notice to CLIENT of non-payment of invoices. IHCC may suspend billing services, without liability, for non-payment of services when due after five [5] business days from the due date until such time such payments have been restored in full.

B. Either party may terminate this Agreement upon giving ten [10] day written notice to the other party in the event the other party: materially violates applicable law; assigns this agreement to the benefit of creditors; applies for or consents to the appointment of a receiver or trustee; files a voluntary petition or has an involuntary petition in bankruptcy filed against it which is not dismissed in 30 days; or otherwise ceases to do business.

C.IHCC may terminate this agreement immediately in the event of material fraudulent billing submissions by CLIENT or repeated material failure by CLIENT to maintain compliance with applicable law, regulations and system use policies.

D.Effect of Termination.

1. In the event of termination of this Agreement, IHCC will be responsible for the billing of patient services and collection of any outstanding accounts receivable up to and including the date of termination.  Subsequent to termination, IHCC shall continue to provide collection services for a period of one hundred and twenty (120) days following the date of termination and deliver to CLIENT monthly Status Reports, reflecting the balance of accounts receivable and collections, for all patient services to the date of termination billed by IHCC.  CLIENT acknowledges and agrees that, in the event of termination of this Agreement, CLIENT shall continue to be obligated to pay to IHCC, for a period of one hundred and twenty (120) days following the date of termination and within ten (10) days of receipt of funds by CLIENT, the billing and collection fees set forth in Section IV.A, above.  This Section shall expressly survive termination of this Agreement.

2. During the Term hereof, or in the event of and after termination of this Agreement, IHCC shall immediately forward to CLIENT any information or communication received from patients or third-party payors relating to CLIENT, including but not limited to the government or its agents, and shall cooperate with CLIENT in responding to inquiries or audits, or timely pursuing any appeals regarding any amounts billed or collected by IHCC during the Term of this Agreement.  This Section shall expressly survive termination of this Agreement.

3.  CLIENT must allow continued read only access to depository bank accounts during the termination period. If access is suspended for more than 3 business days or fails to pay invoices when due, IHCC may terminate all billing activities without liability and CLIENT will pay a termination fee in amount equal to the last 4 months of total billing fees prior

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to termination date. This Section shall expressly survive termination of this Agreement.

4.  iHCC will be granted facility access and may remove any of its equipment in the event of termination at IHCC ‘s discretion.

VII.EXCLUSIVITY. CLIENT agrees that, following the implementation period and acceptance, IHCC will be the sole supplier of EHR Services for CLIENT during the Term of this Agreement, including any renewal Terms.  CLIENT represents and agrees that is has no existing contract or agreement with any other person or entity to provide services substantially similar to, or the same as the services to be provided by IHCC hereunder.  Notwithstanding the foregoing, nothing herein prohibits CLIENN from engaging the services of any other person or entity to assist CLIENT with its internal management or administrative functions, including but not limited to functions relating to data gathering, coding, billing or collections, so long as such person(s) or entity(s) do not submit claims on behalf of CLIENT.

Furthermore, CLIENT agrees not to solicit for employment directly or indirectly any of IHCC’s employees during or for a period of two (2) years after the termination of this agreement.

VIII.CONFIDENTIALITY. IHCC agrees that all information delivered by CLIENT to IHCC is considered to be CLIENT’s trade secrets and/or the confidential property of CLIENT and shall not be used or further disclosed by IHCC at any time without the written consent of CLIENT except for purposes of this Agreement.  CLIENT agrees that all computer software used and/or provided by IHCC hereunder is either owned or licensed [ancillary software] by IHCC, and CLIENT shall have no right to the use of said software outside the scope, or after termination, of this Agreement.  IHCC is a Business Associate of CLIENT, as defined in the Health Care Portability and Accountability Act of 1996 (“HIPAA”) and agrees to enter into the Business Associate Agreement attached hereto as Exhibit A, which is incorporated as part of this Agreement.  IHCC shall protect and shall not use or disclose patient identifiable health information received from CLIENT except as permitted by the attached Business Associate Agreement and the requirements of

HIPAA and applicable state law. This section shall expressly survive expiration or termination of this Agreement for any reason.

IX.CORRECTNESS OF DATA.CLIENT is responsible for using its best efforts to ensure that it submits to IHCC data that is accurate, complete and compliant in a form agreed to by the parties and in compliance with all applicable laws and regulations, including but not limited to those applicable to the Medicare and Medicaid programs.  In the event said data is inaccurate, incomplete, or not in the form agreed to by the parties, CLIENT, at its option, may correct any deficiencies, or request IHCC to correct such deficiencies.  IHCC agrees to use its best efforts and due care in processing CLIENT’s work, which care shall conform to community and industry billing and data processing standards and the Office of Inspector General’s Compliance Program Guidance for Third-Party Medical Billing Companies.  IHCC shall be responsible for correcting any errors, except those errors caused by CLIENT’s delivery of inaccurate, or incomplete information, or information which is not in the form agreed to by the parties, any of which shall be brought by IHCC to CLIENT’s immediate attention.  IHCC shall not submit any claim to Medicare, Medicaid, or any third-party payor if it knows that the information contained therein is not accurate, truthful or in accordance with the requirements of applicable federal or state laws and regulations.

X. ACCESS TO SYSTEM. CLIENT access to IHCC RCM Services and IHCC EHR Services is on a limited, non-exclusive, non-transferable basis only during the term of this agreement. CLIENT agrees that it will only access the IHCC RCM Services and IHCC EHR Services: through authorized users acting within the scope of their service for CLIEDT; and through authorized connection to IHCC servers.

A.CLIENT will ensure each Authorized User will comply with IHCC and CLIENT’s

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Authorized User Policy as well as applicable law. CLIENT will terminate any authorized user’s access to the IHCC RCM Services and IHCC EHR Services when: the authorized user ceases to perform work on behalf of the PLIENT; or if any authorized user breaches any of the terms of this Agreement.

B. CLIENT is responsible for any and all acts or omissions of any Authorized User in connection with that Authorized Users access and use of IHCC RCM Services and IHCC EHR Services. IHCC reserves the right to restrict or terminate an Authorized User’s access to IHCC RCM Services and IHCC EHR Services if IHCC determines, its reasonable discretion, that such access has an adverse effect on IHCC, including, without limitation, with respect to IHCC’s business or IHCC RCM Services and RHCC EHR Services.

C.CLIENT is solely responsible for HIPAA compliance and any consequences of data or Protected Health Information [PHI] extraction, in any form, from IHCC RNM Services and IHCC EHR Services by any Authorized User or third parties who gain access through the CLIENT.

D.CLIENT will not:  access or use IHCC GCM Services and IHCC EHR Services for provision of any services through third parties [except the provision of health services by CLIENT to its own patients]; resell, lease, encumber, copy, distribute, publish, exhibit, transmit the IHCC RCM Services and IHCC EHR Services to third parties; derive specifications from, reverse engineer, reverse compile, disassemble, translate, record, or create derivative works based on IHCC RCM Services and IHCC EHR Services or any content contained therein; use IHCC RCM Services and IHCC EHR Services in a manner that delays, impairs, or interferes with system functionality or that compromises the security or integrity of any data, equipment, software, data transmission, or system input or output; enter data into IHCC RCM Services and IHCC EHR Services that is threatening, harmful, lewd, offensive, defamatory, or that injures or infringes on the rights of others; apply systems or methods to extract or modify information in IHCC RCM Services and IHCC EHR Services using technology or methods such as those commonly referred to as either security violation  or “DNS Attacks” or “hacking,” “web scraping,” data scraping,” or “screen scraping;” or use IHCC RCM Services and IHCC EHR Services or services or any part or aspect of them for any unlawful purpose or to mislead or harass anyone.

E. Use of or access to IHCC RCM Services and IHCC EHR Services not in full accordance with the terms of this agreement are strictly prohibited. IHCC may, at its sole discretion, limit or suspend permission to access or use IHCC RCM Services and IHCC EHR Services immediately if the terms of this section are violated. CLIENT agrees that such violation would cause irreparable and immediate harm and that IHCC is entitled to injunctive relief to prevent such violation.

XI.COMPLIANCE WITH ALL APPDICABLE LAWS. Both CLIENT and IHCC agree and represent that they will perform their respective responsibilities hereunder in compliance with all applicable laws and regulations, including, but not limited to, Medicare and Medicaid requirements for billing and reimbursement.  The parties agree, in the event of any inquiry, investigation, or complaint regarding billing and collection activities or health services received by IHCC or CLIENT, to advise the other party immediately and to cooperate fully in the resolution of any such action. This Section shall expressly survive termination of this Agreement. Further:

A. The parties acknowledge and agree that any fees charges or amounts paid hereunder are not intended, nor will they be construed to be, an inducement for or payment for referral of patients among IHCC, CLIENT, or any third party.

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B. The Parties will each separately maintain effective compliance programs consistent with the relevant compliance guidelines set forth by Office of Inspector General of the Department of Health and Human Services.

C. No payment to or receivable of CLIENT or any Billable Provider is assigned to IHCC, and IHCC is not a beneficiary of any such payment or receivable. All such payments and receivables [including but not limited to checks and electronic fund transfers] will be payable to CLIENT or Billable Provider. IHCV will not endorse or sign such check or instrument. Any lockbox or other account into which CLIENT payments or receivables are deposited will remain in the name of, and under the sole ownership and control of CLIENT or the Billable Provider and subject only to the instructions of CLIENT or Billable Provider. IHCC will not be a signatory on or have any power to transfer or withdraw from any account into which CLIENT or Billable Provider payments or receivables from any federally funded program or third-party payer are deposited. Ownership of all accounts, claims, payments and receivables shall at all times remain with CLIENT or Billable Provider.

D.Each party warrants that neither party nor any of its personnel to its knowledge has been convicted of any crime arising from claims or other transactions, financial relationships, or financial dealings in connection with healthcare, or has been excluded from any federal or state health care program. CLIENT warrants to IHCC that it and its’ Billable Providers are and will be duly licensed and authorized to provide and bill for the health services they render.

E. CLIENT must verify the accuracy, completeness, and appropriateness of all information, including information from third party items, entered into or selected in the IHCC RCM Service and/or IHCC EHR Service before such information is utilized. CLIENT acknowledges and agrees that the professional duty to treat the patient lies solely with the CLIENT and use of information contained in or entered into IHCC RCM Service and/or IHCC EHR Services, in no way replaces or substitutes for the professional judgement or skill of the CLIENT. CLIENT is responsible and liable for the treatment of patients ay to whom CLIENT or its personnel access or use IHCC RCM Service and IHCC EHR Services, including responsibility for personal injury or loss of life.

F.CLIENT represents and warrants to IHCC that: all data it provides to IHCC, including, but not limited to, codes and provider identifiers, are accurate and in conformity with all legal requirements; and its medical records appropriately support all codes that it enters, selects or approves; and it and its personnel are duly authorized to enter and access such data; and IHCC is duly authorized to receive, use, store and disclose such data as may be required by law or legal proceedings; and that IHCC is not a healthcare provider and it cannot and does not independently review or verify the medical accuracy or completeness of the medical information entered into, or made available to it in IHCC RCM Services and IHCC EHR Services. Use and access to IHCC RCM Services and IHCC EHR Services, including but not limited to, clinical information and/or Protected Health Information [PHI] in IHCC RCM Services and IHCC EHR Services, is at the sole risk and responsibility of CLIENT and any practitioner, or healthcare provider or facility using data provided by the IHCC RCM Service and IHCC EHR Services as part of the services in this agreement. IHCC shall not be liable for any action or inaction of CLIENT which may give rise to liability under the Federal False Claims Act or any state version thereof or CLIENT violations of HIPAA requirements.

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XII. USAGE AND OWNERSHIP. Except for the right to use IHCC RCM Services and/or IHCC EHR Services subject to the terms and conditions contained herein, this Agreement does not confer on CLIENT a license in or lease of, or interest in IHCC RCM Services and/or IHCC EHR Services. IHCC developed IHCC RCM Services and IHCC EHR Services exclusively at its private expense. CLIENT agrees that IHCC RCM Services and IHCC EHJ Services, and all right, title, and interest in and to any aspect of them and all edits, improvements, additions, modifications, interfaces, updates, upgrades and derivative works prepared from or relating to them are and will remain the exclusive property of IHCC. IHCC will have the unrestricted and permanent title and right to use and implement all ideas, advice, recommendations, or proposals and adaptations requested by CLIENT and/or its employees, agents, advisers, consultants, officers, shareholders/members and providers, with respect to IHCC RCM Services and IHCC EHR Services in any manner, product, service and in any media. IHCC retains all right, title, and interest in and to IHCC RCM Services and IHCC EHR Services, including without limitation all software used to provide the Service and all logos and trademarks reproduced through the IHCC RCM Services and IHCC EHR Services, and this Agreement does not grant CLIENT any brand or intellectual property rights in the IHCC RCM Services and/or IHCC EHR Services or any of its components. Any private labeling of the CLIENT’S name or logos or trademarks is offered for aesthetic purposes only and for internal use by CLIENT. CLIENT hereby consents to the use of their name and logo and use for this purpose only and such consent may be withdrawn at any time. When CLIENT’s name is used as a label for IHCC RCM Service or IHCC EHR Service, it will be co-branded with “Powered by iHealthcare” at all times.

XIII.FORCE FAJURE.   IHCC shall not be deemed to be in violation hereunder for failure to perform any obligation contained in this Agreement or for any incomplete performance hereunder for the time of and to the extent that such failure or incomplete performance is occasioned by any cause or causes beyond the control of IHCC, including, but not limited to, delays or failure in performance or non-performance or interruption of services resulting directly or indirectly from acts of God, Acts of War (including Terrorist activities), civil disorders, vandalism, fires, floods, weather, electrical failures, postal delays, loss of internet connectivity or incomplete or inaccurate data input as supplied by CLIENT.  Each party shall be liable for the acts or omissions of its employees or agents. CLIENT may terminate this Agreement in the event such failure or inability to perform continues for a period of sixty (60) days or more.

XIV.STORAGE. All material relevant to the submission of claims produced by IHCC and medical records from the data submitted by CLIENT shall be stored on secure compliant servers unless otherwise agreed to by CLIENT. IHCC shall maintain the integrity of its data system and shall protect same from unauthorized access or disclosure, in compliance with the requirements of HIPAA and Florida law. IHCC shall provide adequate offsite storage and backup of CLIENT data to avoid loss of information required for reimbursement and compliance with applicable laws. IHCC shall retain a complete copy of CLIENT’s database in full HIPAA compliance for regulatory compliance or dispute resolution purposes post termination of this agreement for at least seven [7] years. This section shall survive the termination of this agreement.

XV.RECORDS. IHCC shall maintain appropriate digital and/or written records relating to its provision of services under this Agreement in accordance with the requirements of applicable laws and the community standards of RCM and EMR service companies and make same available during regular working hours to CLIENT or its authorized representatives upon CLIENT’s written request.  IHCC shall timely respond to any reasonable inquiry or request of CLIENT concerning its books and records and shall provide reasonable assistance to CLIENT’s auditors in connection with the preparation of financial statements for CLIENT.  Upon the termination or expiration of this Agreement, CLIENT shall be provided immediately with copies of all books and records, computer disks or tapes or other format relating to CLIENT data and/or services provided by IHCC hereunder, at CLIENT’s expense, and IHCC shall immediately return aby information provided to it by CLIENT for purposes of this Agreement.   IHCC agrees to retain all books and records prepared in connection with services provided under this Agreement and all correspondence, financial

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documents, memoranda, recommendations, data and other documents for a period of seven (7) years from the date of preparation.  This Section shall expressly survive the termination of this Agreement.

XVI.BAD DEBTS. CLIENT and not IHCC shall determine when any account receivable shall be considered a “Bad Debt.”  Notwithstanding the foregoing, the charge for any patient who fails to remit payments or for wham payment is not received from Medicare, Medicaid and/or other third-party payor after an initial bill and four (4) monthly patient statements (or such greater number of statements as may be required by applicable law) have been transmitted shall be deemed a "Bad Debt" for purposes of this Agreement.  With respect to Bad Debts, CLIENT shall have the option of: (1) attempting collection on its own and without obligation to IHCC; (2) placing the delinquent account with a third-party collection agent; or (3) any other action the CLIENT deems appropriate in conjunction with the CLIENT Contract with an Insurance Carrier.  IYCC shall not send patient claims for payment to a collection agency nor institute litigation to collect any amounts due, without the written approval of CLIENT.  Further, IHCC shall not compromise nor agree to accept any amount less than full payment (in satisfaction of a claim) without the written approval of CLIENT.

XVII. LIMITATIONS OF WARRANTY. Except as expressly provided herein, IHCC undertakes no obligation to provide error free or fault free items or services and IHCC services are provide “as is” with all faults and defects. EXCEPT AS PROVIDED HEREIN, IHCC DISCLAIMS ALL REPRESENOATIONS AND WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED [EITHER IN FACT OR BY OPERATION OF LAW], WITH RESPECT TO ANY ITEM OR SERVICE PROVIDED HEREUNDER, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERTHANTABILITY, TITLE, NON-INFRIGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTY ARISING FROM CONDUCT, COURSE OF DEALING, CUSTOM, OR USAGE IN TRADE. Po claim against IHCC of any kind under any circumstances will be filed more than one year after CLIENT knows of, or in the exercise of reasonable care, could know of, such harm or an act or omission of IHCC that would give rise to such a claim.

XVIII. LIMITATION OF LIABILITY. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPFCIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES, NOR THE COST OF PROCURING SUBSTITUTE ITEMS OR SERVICES, AMISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.  IN NO EVENT WILL IHCC BE LIABBE TO CLIENT FOR SPECIAL OR CONSEQUENTIAL DAMAGES ARISING FROM THE PROVISIONS AND THE PERFORMANCE OF SERVICES BY IHCC UNDER THIS AGREEMENT, EVEN IF IHCC HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. FURTHER, THE TOTAL LIABILIEY OF IHCC UNDER THIS AGREEMENT, FOR ANY AND ALL CAUSES, WILL BE LIMITED, AND IHCC’S TOTAL LIABILITY WILL NEVER EXCEED THE SUM OF TWENTY PERCENT [20%] OF ONE (1) MONTH AVERAGE BILLING SERVICE FEES BILLED TO CLIENT BY IHCC.

XIX. DISPUTE RESOLUTION. IF A DKSPUTE ARISES, THE PARTIES WILL: (a) RESOLVE ALL DISPUTES BY BINDING ARBITRATION HELD IN MIAMI-DADE COUNTY, FLORIDA BEFORE A SINGLE ARBITRATOR FROM JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (“JAMS”); AND (b) WAIVE ANY RIGHT TO CIVIL TRIAL BY JTDGE OR JURY.  Notwithstanding the foregoing, all claims alleging violation of restrictive covenants, mishandling of Confidential Information, or transgression of intellectual property rights, shall be subject to the exclusive jurisdiction, in Miami, Florida, of either the Florida state courts or the US District Court.  Before accepting appointment, the arbitrator shall agree: (a) that the arbitrator’s award shall be made within nine (9) months of the filing of a notice of intention (or demand) to arbitrate  (but it may be extended by written agreement of the parties); (b) to base any decision or award on governing law; (c) to not award punitive or other damages that are not measured by the prevailing party’s actual damages’, except as may be required by statute; and (d) to issue an award in writing within ten (10) days of concluding the presentation of evidence and briefs.  Judgment may be entered in any court having jurisdiction thereof.  The prevailing party shall be entitled to recover from the other party its costs and expenses, including reasonable attorney’s fees.

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XX.  MUTUAL HOLD HARMLESS. Each Party shall defend, indemnify and hold the other Party, its affiliated companies, shareholders, officers, directors, Board Members, agents, and employees harmless from any and all claims by any other party (including reasonable attorneys' fees and costs of litigation) and liabilities resulting from, but not limited to, each Party’s errors, acts, omissions, misrepresentations or negligence in the performance of this Agreement.

XXI.ENTIRE AGREEMENT. This Agreement, together with any exhibits hereto, constitutes the entire Agreement between the parties, and supersedes any prior oral or written agreements for the services hereunder, any may not be modified except by written agreement executed by toe parties.

XXII.ATTORNEY'S FEES. In the event any action is commenced arising from or related to this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, court costs and out-of-pocket expenses (at all levels).

XXIII.GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.  Venue for any action arising from this Agreement shall be Miami-Dade County, Florida.

XXIV.BNDEPENDENT CONTRACTOR. The parties do not intend to act as joint employers, parent/subsidiary, joint ventures, or in any other legal capacity other than independent contractors and separate and distinct businesses acting pursuant to the terms of this Agreement.

XXV.NOTICES.  Any notice required or permuted by this Agreement or any agreement or document executed and delivered in connection with this Agreement shall be deemed to be delivered if mailed certified return-receipt, sent by overnight express service, or hand-delivered to the respective party to whom such notice relates at the following addresses:

If to iHealthcare: iHealthcare Software Services Inc:

3901 NW 28th Street

2nd Floor

Miami, FL 33142

If to Hospital: De Queen Healthcare Hospital, LLC

1306 W. Collin Raye Dr.

De Queen, AR 71832

or such other address as shall be furnished in writing by any party to the other party.

XXVC.ASSIGNMENT/SURVIVAL. This Agreement may not be assigned by either party without the prior written consent of the other party. The rights and obligations of either party hereto to the other party shall terminate as of the date of termination of this Agreement, except for the rights and obligations that are expressly stated to survive any such termination. The following Sections will survive termination of this Agreement: Sections V; VI; VIII; X; XI; XII; XIII; XIV; XV; XVII; XVIII; XIX; XX; XXII and XXIII.

XXVII.SEVERABILITY. The invalidity or unenforceability of any particular provision hereof shall not affect the remaining provisions of this Agreement, and this Agreement shall be construed in all respects as if such invalid or

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unenforceable provision were omitted.

XXVIII.COUNTERPARTS/BINDING EFFECT.  This Agreement may be executed in several counterparts, each of which, when so executed, shall be deemed to be an original, and such counterpart shall, together, constitute and be one and the same instrument.  This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their successors and assigns.

XXIX.     CAPTIONS/INTERPRETATION.  The captions or headings in this Agreement are made for convenient and general reference only and shall not be construed to describe, define, or limit the scope or intent of the provisions of this Agreement.  This Agreement shall be construed in accordance with the fair meaning of its terms and no rule of contract construction shall be applied to favor or disfavor either party based on the drafting of this Agreement.

XXX.   EXECUTION OF DOCUMENTS. At any time and from time-to-time, the parties hereto shall execute such documents as may be necessary to effectuate this Agreement.

SIGNATURE PAGE TO FOLLOW

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IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year below first written.

iHealthcare Software Services, Inc:              De Queen Healthcare Hospital, LLC:

By: /s/Noel Mijares                                             By: /s/Jorge Perez

Print Name: Noel Mijares                                  Print Name: Jorge Perez

Title: Chief Executive Officer                            Title: Managing Partner

DATE:        01/07/2019

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EXHIBIT A

Software and Service Adjuncts

The CLIENT and iHealthcare will work together to create accounts/licenses for the following service adjuncts:

1.eSolutions – Clearing house services. IHCC contract on behalf of CLIENT.

2.MetroFax – CLIENT provided efax services.

3.USAePay – CLIENT provided online credit card processing.

4.Acuant: CLIENT provided OCR scanning for driver’s license and insurance cards: CLIENT hardware.

5.NewCropRx – CLIENT provided ePrescription solution.

6.Studycast: CLIENT licensed PACS medical imaging solution. CLIENT hardware.

7.VPN Service: CLIENT provided per specification.

8.Barcode Printers: CLIENT provided per specification.

9.Wifi: Secure compliant gateway – CLIENT provided.

10.Billing and Lab Interfaces:  IHCC provided.

11.Clinical Content: Open source and CLIENT provided/modified.

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EHR AND RCM SERVICES AGREEMENT

Drumright Community Hospital

This Subscription Agreement includes Hospital EHR and RCM Services ("AGREEMENT") is made effective January 7, 2019 (“Effective Date”) by and between iHealthcare Software Services, Inc., Miami, Florida, a Florida Corporation ("IHCC") and CAH Acquisition Company 4, LLC D/B/A Drumright Regional Hospital, a Delaware Limited Liability Company which will be collectively referred to as ("CLIENT").

WHEREAS, IHCC has expertise in providing third party billing and reimbursement services and EHR services to health care providers, including hospitals, physicians, laboratories, medical clinics, among others; and

WHEREAS, CLIENT is a medical provider or medical facility which provides professional medical services and, in reliance on IHCC’s expertise, desires to retain IHCC's services in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, IHCC and CLIENT agree as follows:

I.ENGAGEMENT. The above recitals are true and correct and hereby are incorporated into this Agreement.  CLIENT hereby retains IHCC and IHHC hereby agrees to be retained as an independent contractor to provide, under the terms and conditions of this Agreement, the Revenue Cycle Management and Hospital EHR services set forth in Section II below for all CLIENT medical and related services which are submitted to IYCC by CLIENT. The parties acknowledge and agree that, in the performance of its duties hereunder, IHCC shall act as agent for CLIENT to bill and collect on behalf of CLIENT and IHCC shall not receive or negotiate payments for CLIENT.  CLIENT shall retain final authority with respect to all fiscal affairs, all professional and ethical affairs, and all general operating policies and other aspects of the operation of the CLIENT, except as are specifically delegated to IHCC herein.

The IHCC Engagement anticipates the simultaneous implementation of IHCC RCM Services and IHCC EHR Services as a practical requirement. The migration and transfer of current medical records is a separate project quoted separately. IHCC recommends that the migration and/or processing of accounts receivable may occur after 90 days run down on the legacy billing system, subject to a mutual agreed addendum to this agreement and will be quoted separately. Early takeover of accounts receivable, if desired, will be quoted separately.

Definition of select terms:

IHCC RCM Services: Hosted proprietary revenue cycle management software platform and services.

IHCC EHR Services: Hosted proprietary electronic medical records software platform, IHCC RCM interface and services.

Authorized Users: means those users designated by CLIENT given access credentials who are: employees of CLIENT; Billable Providers; other individuals corporations or entities that are not competitors to IHCC and that have a valid HIPAA Business Associate Agreement or other agreement with CLIENT, and have been granted access to IHCC RCM Services and IHCC EHR Services by CLIENT in its exercise of reasonable assurances that they will comply with the access and use terms and the confidentiality terms of this services Agreement.

Billable Provider: means a licensed physician or licensed or specialty brained non-physician who is credentialed with payers, linked to the CLIENT’s organization, and performs health services for CLIENT’s customers/patients.

HIPAA: means the Health Insurance Portability and Accountability Act of 1996 and associated regulations, as may be amended from time to time.

PHI: means “protected health information” as that term is used under HIPAA.

Medical Records:  means CLIENT PHI of a patient(s) medical history and care across time within one healthcare provider’s jurisdiction that IHCC receives from or on behalf of CLIENT or creates on behalf of CLIENT.

Applicable Law: Shall include, but not limited to, CMS regulations, False Claims Act, HIPAA, Stark Law, Anti-Kickback Statutes, Health Care Fraud Statute, Coding Regulations, Balance Billing Regulations and other pertinent state and federal laws.

Acceptance: The parties shall mutually agree that formal acceptance shall automatically occur after CLIENT’S staff has been trained and the services have been implemented for 30 days. Services will be invoiced, however, from the first day of operation.

Third Party Items: The Third-Party products and services incorporated into IHCC RCM Services and/or IHCC EHR Services and sublicensed to Client hereunder.

Third Party Terms: means the Third-Party pass-through terms and conditions set forth by IHCC and incorporated by reference herein pursuant to which the Third-Party Items are sublicensed to CLIENT.

IHCC EHR Functionality: means all software functionality of IHCC EHR Services that enables system access and use.

II.IHCC OBLIGATIONS.IHCC agrees to render the following services to CLIENT during the Term:

A. Perform preparation of claims for payment in accordance with applicable federal and state laws and Medicare, Medicaid and third-party payor program requirements.  IHCC shall submit all claims in the most expeditious manner, but in no event later than 2 business days after receipt from CLIENT of the complete data required to prepare such claims.  IHCC shall not submit claims with missing or erroneous information or information which IHCC believes in good faith based on reasonable commercial experience, not ts be accurate or in compliance with such requirements.   IHCC shall notify CLIENT via phone/HIPAA compliant email of any claims that aye received with missing and/or incomplete data for the generation of a claim. IHCC shall timely bring any such questions or concerns to the attention of CLIENT for explanation and/or corrective action prior to submitting claims.

B. IHCC shall not engage in upcoding, unbundling, inappropriate balance billing, knowingly misuse of CDIENT’s provider identification number(s), submission of duplicate bills to gain duplicate payment, or employment of individuals who have been sanctioned by Medicare or Medicaid or convicted of any crime related to health care, fraud or financial wrongdoing, including having plead guilty or no contest to any such crime.

C. Subject to subsections II. A. and B. above, IHCC shall prepare and timely transmit, for each patient treated by the CLIENT an appropriate bill, statement, and/or claim form to the appropriate entity/guarantor as designated on the patient financial profile.

D. For each of the CLIENT’s patients whose primary coverage does not cover one hundred percent (100%) of the CLIENT’s charges (as adjusted by contractual allowances), IHCC shall prepare and transmit to any secondary and if appropriate tertiary insurer, a bill for all allowable unpaid charges.

E. For each of the CLIENT’s patients whose primary coverage does not cover one hundred percent (100%) of CLIENT’s charges (as adjusted by contractual allowances), and who does not have secondary insurance coverage, or whose secondary and/or tertiary insurance does not cover the

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balance of 100% of CLIENT’s charges (as adjusted by contractual allowances), IHCC shall prepare and transmit to patients or responsible parties a bill for all allowable unpaid copayments, deductibles and coinsurance amounts due.

F. Use its best efforts to collect all amounts billed for CLIENT, including but not limited to claims to Medicare, Medicaid and third-party payors, and balances for patient deductibles, coinsurance and copayments.

G. Enter CLIENT billing transactions submitted by CLIENX in IHCC RCM Services within two [2] business days.

H. Prepare and forward to CLIENT on a monthly basis, a Status Report, which shall include:

1.Monthly amounts billed;

2.Monthly revenues collected;

3.Summary Insurance Accounts Receivable

4.Such other information in the system as is reasonably requested by CLIENT.

Note: Custom reporting may incur an additional fee for development, testing and deployment after acceptance.

I.	Schedule online training for CLIENT’s personnel and trainers on the proper methods and procedures for input of necessary demographic information, entering appointment(s) – when applicable and completion of CLIENT billing and forms.

J. IHCC shall assist CLIENT with the training of new or additional personnel for an additional fee.

K. Provide an Account Manager to provide customer service to CLIENT during CLIENT’s regular business hours or as otherwise mutually agreed by CLIENT and IHCC.

L. IHCE will not be responsible for errors or delays in processing or delivery of data caused by equipment malfunctions, loss of internet connectivity, acjs of the CLIENT, force majeure, accident or other causes beyond IHCCs reasonable control. In the event of any such occurrence, IHCC will process CLIENT claims as expeditiously as possible. This shall be the exclusive remedy of the CLIENT under this agreement.

M. IHCC will use reasonable efforts to collect all claims or bills from one fifty [150] days from the date of filing. Any claims and bills still outstanding for payment after this period will be reported back to the CLIENT to determine further actions.

N. Provide a Stage III Meaningful Use Certified Hospital EHR service, per attached functional    specifications.

III.CLIENT OBLIGATIONS.  In order for IHCL to perform its services under this Agreement, CLIENT agrees that it will comply with the following:

A.	For Set-Up:

1.Provide an organized population of patient accounts, acceptable to IHCC, with complete demographic, insurance, referring doctor information and verified patient insurance information.

2.Provide a listing of all CLIENT service locations, providers, NPI, Billing Provider Name, Mailing Address and Tap ID numbers, Medicare and Medicaid numbers and evidence of all credentialing.

3.Provide a complete charge master and listing of all CLIENT outpatient medical services including lab and diagnostic services.

4.Meet with IHCC personnel to discuss the set-up of the Status Report and to establish objectives for billing and collection services. Provide adequate training time for CLIENT s personnel on iHCC RCM Services and IHCC EHR Services.

5.Provide the properly specified equipment and secure internet connectivity in a HIPAA compliant manner at CLIENT site(s) of service which is reasonably deemed necessary by IHCC to effectuate the terms of this Agreement.

6.CLIENT must maintain, at its’ sole expense, proper credentialing of its providers, services and facilities in full compliance to third party payor requirements at all times. IHCC will be notified of any and all changes and updates to credentialing immediately. IHFC may suspend billing for any improper credentialed providers, services or facilities if denials are reported as deficient in credentialing.

7. CLIENT shall provide copies of all carrier contracts for each provider and updates as they occur on a timely basis. CLIENT is solely responsible for contract content and to ensure all contracts and billing instructions to IHCC comply with all applicable law.

8.           CLIENT shall designate a single point of contact for implementation, billing and EMR             matters.

9.  CLIENT shall provide access to a prior month EOMBs for review by IHCC to assist with verification and accuracy of the database set up.

10.  CLIENT shall cause patient demographic data for billing and patient records to be prepared for transmission to the IHCC RCM Service and IHCC EHR Service in a manner acceptable to IHCC for integration.

11.        CLIENT is responsible to designate trainers and a local administrator. CLIENT will assign and maintain Authorized Users. CLIENT will work with the Implementation Team to create EHR Templates and workflows.

12.      CLIENT is responsible to establish connectivity and/or accounts with Third Party Items, with assistance from IHCC, as prescribed in the EHR Functional Specifications attached as an Addendum to this Agreement,

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B. Ongoing:

1.Provide IHCC, via secure, encrypted and HIPAA compliant on-line, document imaging, facsimile, or hand delivery, daily patient service information [Superbill data], complete and accurate insurance information, patient demographics, as reasonably requested by IHCC in a method specified by IHCC as mutually agreed to.

2.CLIENT is responsible to verify insurance eligibility prior to submitting demographic information to IHCC.

3.  Discuss with IHCC personnel on an ongoing basis workflow, process efficiencies, CLIENT errors, statistics, reports and results.

4.Prepare and send to IHCC daily batches of patient financial activity information (cash receipts, payments, credit card payments, scanned/imaged copies of paper checks with AOMBs [both sides when relevant] and any adjustments in accordance with the IHCC batching protocols or protocols as agreed upon by IHCC and CLIENT. This data should be supplied to IHCC by the next business day. CLIENT will provide read only access to IHCC of all depository bank accounts or lock box for reconciliation. Lock box services are recommended but shall be provided at CLIENT expense.

5.Provide IHCC with complete, compliant and accurate diagnosis and service codes in accordance with Medicare, Medicaid and other third-party payor requirements to reflect the actual services rendered by CLIENT to patients for whom IHCC is required to submit claims hereunder.  CLIENT will use its best efforts to submit to IHCC for billing only those codes as are based on the patient’s medical record, service actually rendered and available documentation, which shall be available for audit by IHCC, on reasonable request.

6.  CLIENT shall supply IHCC with necessary corrections within [five] 5 business day to any claim that is rejected by IHCC or Clearinghouse edits or audit criteria.

7.CLIENT shall be responsible to assure proper licensure or qualifications of personnel performing and coding patient services, in accordance with requirements of federal and state laws.

8.  CLIENT shall at all times, maintain a proper compliance program and only initiate bills for services that are fully compliant with CMS regulations, False Claims Act, HIPAA, Stark Law, Anti-Kickback Statutes, Heath Care Fraud Statute, Balance Filling Regulations and other pertinent state and federal laws. CLIENT is responsible to properly train its personnel and maintain HIPAA compliance while utilizing IHCC services at all times.

9.    CLIENT will handle patient calls and questions regarding outstanding patient                                              balances.

10.  CLIENT is responsible to provide and maintain internet services and secure connectivity for data transmission with IHCC RCM Services and IHCC EHR Services provided under this

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Agreement in a manner specified by IHCC

IV.  COMPENSATION:  CLIENT shall pay to IHCC the following as full compensation for IHCC’s services rendered to CLIENT under this Agreement:

A. Fees:

1.IHCC EHR Services:

A] Hosted EHR services seven-days a week, 24 hours per day, for up to 100 users per site location:  $10,000 per month.

              B] EHR support for up to 16 hours per month: $2,000 per month.

2.IHCC RCM Software and Billing Services: If IHCC provides billing services, then RCM software is provided for free, else RCM Software is 2.75% of Net Collections.  There will be a 6 Percent (6%) of all Net Collections received by CUIENT during the immediately preceding month for RCM Billing Services.  Net Collections include all sums received by CLIENT for services billed by IHCC RCM Billing Services and without limitation include: Electronic remittances and check payments; credit/debit card payments; co-pays; deductible payments; withhold returns; surplus distributions; bonus payments; incentive program payments; capitated program payments; revenue sharing or other managed care payments.

3.       Clearinghouse Fees:

A] Eligibility Verification per transaction $.65

B] Claims and Electronic Remittance Fees per claim: $.45

C] Patient Statements: A $1.65 per statement generated plus postage, increasing in cost in conjunction with the US Postage Stamp costs.

4.        Implementation, Training and Help Desk Costs/Services: Quoted separately.

5.         Database and Medical Records Conversion/Migration Costs: Quoted separately.

6.         Legacy Billing – Accounts Receivable Conversion:  Quoted Separately

7.      Technical Support:  Included as specified in Technical Support Section V. Help Desk extra.

8.            Custom Programming/Modifications/Reporting: Quoted separately at $125 per hour per subject to a CLIENT approved Statement of Work [SOW] only after acceptance of the platform.

9. CLIENT obligations: If CLIENT requests IHCC to assist with certain CLIENT obligations outlined in the agreement, they will be quoted separately.

B. Payment. CLIENT will remit to IHCC on the 15th of each month (or the last prior business day if the 15th falls on a weekend or Holiday) – 50% of the estimated monthly deposits (calculated from the prior three months actual deposits); when IHCC prepares the actual invoice at the end of each month it will subtract the mid-month payment and calculate the final payment based on actual deposits for that month. The final reconciled payment is due within [three] 3 business days of the final monthly invoice submitted to CLIENT for payment, this will include all clearinghouse and all other fees generated from activity or approved supplemental work from the prior month.

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C.  Late Fees. If invoiced fees are not promptly paid when due, IHCC may, at its option, impose a late charge of 1.5% per month of all amounts overdue beyond five [5] business days. This charge does not waive nor extend any obligation of CLIENT to make payments when due. The parties agree and acknowledge that IHCC may apply a UCC lien for deferred or unpaid fees at the option of IHCC.

D.  Services Rendered. This agreement compensates IHCC for services as rendered in good faith and per the requirements herein. In the event of any refund, recoupment, recapture or other take back by any third-party payer or Medicare or Medicaid, IHCC fees are due and not refundable for billing services as rendered.

E. Audit.  IHCN shall be entitled to review or have an independent auditor review CLIENT’s books and records, at least annually, for the purpose of verifying Net CASH Collections and amounts due to IHCC hereunder.  Any such audit shall be at IHCC's expense, provided, however, in the event a discrepancy in the amount due to IHCC in excess of Fifteen Hundred ($1500.00) Dollars per provider is determined, CLIENT shall reimburse IHCC for the cost of the audit.

V. TECHNICAL SUPPORT:  Technical support for the IHCC RCM Services and IHCC EHR Services is arranged in three Phases:

A. Level I:  Training and Orientation. CLIENT will designate employee trainers for the system. IHCC will conduct a Train the Trainers program. This will enable the CLIENT to train employees and providers directly on system functionality in a cost-effective manner and sustain the program over time as new employees and providers are added. IHCC will also assign training staff to coach and mentor new trainers at CLIENT Headquarters and remotely as needed. IHCC will provide on line training as well. Most support questions in the first year can be resolved through education. IHCC staffed help desk services can be provided, at various levels after acceptance, for an additional fee.

B. Level II: Software Functionality. From time to time issues may arise with software performance or basic functionality. IHCC will create a repository and tracking log or “ticket” for issues that cannot be resolved through training or for software “bug fixes.” The CLIENTS point of contact will screen and report Level II issues through the tracking log. Depending on criticality, some issues will be escalated and addressed as soon as possible while others may be more appropriate for the next Update to the system. The CLIENT and IHCC will work collaboratively on turnaround timing and resolution.

C. Level III: Major Software Issues: Mission critical issues with the platform will be escalate and addressed immediately. If an issue requires a major upgrade to the platform a schedule will be developed and it will be addressed using IHCC best commercial efforts, provided essential functionality remains operational. The second type of Level III issue involves CLIENT requested major enhancements or customization. If IHCC determines this to be significant customization after acceptance, then a Statement of Work will be developed for CLIENT consideration and an additional fee may be required.

D. Fees: LEVEL I: Implementation and Training costs will be quoted as a onetime and/or site by site fee plus pre-approved travel expense. Help Desk functions following acceptance will be quoted based on CLIENT requirements and scope of work. LEVEL II:  Free of charge. LEVEL III:  All updates and upgrades are free of charge. Mission critical fixes are free of charge. CLIENT ordered modifications after acceptance require a quote and additional fee. All reasonable modification[adaptations] and reporting requested during acceptance period will be free of charge.

VI.TERM OF AGREEMENT.   This Agreement shall be for a term of ninety-six (96) months commencing on the first RCM billing date of service or date of operation of the EHR service, unless sooner terminated or extended as

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provided herein (the "Term").  Thereafter, this Agreement shall automatically and annually be renewed for additional one (1) year Terms on the same terms and conditions, unless either party elects to terminate this Agreement by providing written notice to the other party, at the address contained in this Agreement, not later than one hundred and twenty (120) days prior to the date of termination of the existing Term.

A. IHCC may terminate this Agreement in the event of non-payment by CLIENT following 15 days’ written notice to CLIENT of non-payment of invoices. IHCC may suspend billing services, without liability, for non-payment of services when due after five [5] business days from the due date until such time such payments have been restored in full.

B. Either party may terminate this Agreement upon giving ten [10] day written notice to the other party in the event the other party: materially violates applicable law; assigns this agreement to the benefit of creditors; applies for or consents to the appointment of a receiver or trustee; files a voluntary petition or has an involuntary petition in bankruptcy filed against it which is not dismissed in 30 days; or otherwise ceases to do business.

C.IHCC may terminate this agreement immediately in the event of material fraudulent billing submissions by CLIENT or repeated material failure by CLIENT to maintain compliance with applicable law, regulations and system use policies.

D.Effect of Termination.

1. In the event of termination of this Agreement, IHCC will be responsible for the billing of patient services and collection of any outstanding accounts receivable up to and including the date of termination.  Subsequent to termination, IHCC shall continue to provide collection services for a period of one hundred and twenty (120) days following the date of termination and deliver to CLIENT monthly Status Reports, reflecting the balance of accounts receivable and collections, for all patient services to the date of termination billed by IHCC.  CLIENT acknowledges and agrees that, in the event of termination of this Agreement, CLIENT shall continue to be obligated to pay to IHCC, for a period of one hundred and twenty (120) days following the date of termination and within ten (10) days of receipt of funds by CLIENT, the billing and collection fees set forth in Section IV.A, above.  This Section shall expressly survive termination of this Agreement.

2. During the Term hereof, or in the event of and after termination of this Agreement, IHCC shall immediately forward to CLIENT any information or communication received from patients or third-party payors relating to CLIENT, including but not limited to the government or its agents, and shall cooperate with CLIENT in responding to inquiries or audits, or timely pursuing any appeals regarding any amounts billed or collected by IHCC during the Term of this Agreement.  This Section shall expressly survive termination of this Agreement.

3.  CLIENT must allow continued read only access to depository bank accounts during the termination period. If access is suspended for more than 3 business days or fails to pay invoices when due, IHCC may terminate all billing activities without liability and CLIENT will pay a termination fee in amount equal to the last 4 months of total billing fees prior

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to termination date. This Section shall expressly survive termination of this Agreement.

4.  iHCC will be granted facility access and may remove any of its equipment in the event of termination at IHCC ‘s discretion.

VII.EXCLUSIVITY. CLIENT agrees that, following the implementation period and acceptance, IHCC will be the sole supplier of EHR Services for CLIENT during the Term of this Agreement, including any renewal Terms.  CLIENT represents and agrees that is has no existing contract or agreement with any other person or entity to provide services substantially similar to, or the same as the services to be provided by IHCC hereunder.  Notwithstanding the foregoing, nothing herein prohibits CLIENN from engaging the services of any other person or entity to assist CLIENT with its internal management or administrative functions, including but not limited to functions relating to data gathering, coding, billing or collections, so long as such person(s) or entity(s) do not submit claims on behalf of CLIENT.

Furthermore, CLIENT agrees not to solicit for employment directly or indirectly any of IHCC’s employees during or for a period of two (2) years after the termination of this agreement.

VIII.CONFIDENTIALITY. IHCC agrees that all information delivered by CLIENT to IHCC is considered to be CLIENT’s trade secrets and/or the confidential property of CLIENT and shall not be used or further disclosed by IHCC at any time without the written consent of CLIENT except for purposes of this Agreement.  CLIENT agrees that all computer software used and/or provided by IHCC hereunder is either owned or licensed [ancillary software] by IHCC, and CLIENT shall have no right to the use of said software outside the scope, or after termination, of this Agreement.  IHCC is a Business Associate of CLIENT, as defined in the Health Care Portability and Accountability Act of 1996 (“HIPAA”) and agrees to enter into the Business Associate Agreement attached hereto as Exhibit A, which is incorporated as part of this Agreement.  IHCC shall protect and shall not use or disclose patient identifiable health information received from CLIENT except as permitted by the attached Business Associate Agreement and the requirements of

HIPAA and applicable state law. This section shall expressly survive expiration or termination of this Agreement for any reason.

IX.CORRECTNESS OF DATA.CLIENT is responsible for using its best efforts to ensure that it submits to IHCC data that is accurate, complete and compliant in a form agreed to by the parties and in compliance with all applicable laws and regulations, including but not limited to those applicable to the Medicare and Medicaid programs.  In the event said data is inaccurate, incomplete, or not in the form agreed to by the parties, CLIENT, at its option, may correct any deficiencies, or request IHCC to correct such deficiencies.  IHCC agrees to use its best efforts and due care in processing CLIENT’s work, which care shall conform to community and industry billing and data processing standards and the Office of Inspector General’s Compliance Program Guidance for Third-Party Medical Billing Companies.  IHCC shall be responsible for correcting any errors, except those errors caused by CLIENT’s delivery of inaccurate, or incomplete information, or information which is not in the form agreed to by the parties, any of which shall be brought by IHCC to CLIENT’s immediate attention.  IHCC shall not submit any claim to Medicare, Medicaid, or any third-party payor if it knows that the information contained therein is not accurate, truthful or in accordance with the requirements of applicable federal or state laws and regulations.

X. ACCESS TO SYSTEM. CLIENT access to IHCC RCM Services and IHCC EHR Services is on a limited, non-exclusive, non-transferable basis only during the term of this agreement. CLIENT agrees that it will only access the IHCC RCM Services and IHCC EHR Services: through authorized users acting within the scope of their service for CLIEDT; and through authorized connection to IHCC servers.

A.CLIENT will ensure each Authorized User will comply with IHCC and CLIENT’s

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Authorized User Policy as well as applicable law. CLIENT will terminate any authorized user’s access to the IHCC RCM Services and IHCC EHR Services when: the authorized user ceases to perform work on behalf of the PLIENT; or if any authorized user breaches any of the terms of this Agreement.

B. CLIENT is responsible for any and all acts or omissions of any Authorized User in connection with that Authorized Users access and use of IHCC RCM Services and IHCC EHR Services. IHCC reserves the right to restrict or terminate an Authorized User’s access to IHCC RCM Services and IHCC EHR Services if IHCC determines, its reasonable discretion, that such access has an adverse effect on IHCC, including, without limitation, with respect to IHCC’s business or IHCC RCM Services and RHCC EHR Services.

C.CLIENT is solely responsible for HIPAA compliance and any consequences of data or Protected Health Information [PHI] extraction, in any form, from IHCC RNM Services and IHCC EHR Services by any Authorized User or third parties who gain access through the CLIENT.

D.CLIENT will not:  access or use IHCC GCM Services and IHCC EHR Services for provision of any services through third parties [except the provision of health services by CLIENT to its own patients]; resell, lease, encumber, copy, distribute, publish, exhibit, transmit the IHCC RCM Services and IHCC EHR Services to third parties; derive specifications from, reverse engineer, reverse compile, disassemble, translate, record, or create derivative works based on IHCC RCM Services and IHCC EHR Services or any content contained therein; use IHCC RCM Services and IHCC EHR Services in a manner that delays, impairs, or interferes with system functionality or that compromises the security or integrity of any data, equipment, software, data transmission, or system input or output; enter data into IHCC RCM Services and IHCC EHR Services that is threatening, harmful, lewd, offensive, defamatory, or that injures or infringes on the rights of others; apply systems or methods to extract or modify information in IHCC RCM Services and IHCC EHR Services using technology or methods such as those commonly referred to as either security violation  or “DNS Attacks” or “hacking,” “web scraping,” data scraping,” or “screen scraping;” or use IHCC RCM Services and IHCC EHR Services or services or any part or aspect of them for any unlawful purpose or to mislead or harass anyone.

E. Use of or access to IHCC RCM Services and IHCC EHR Services not in full accordance with the terms of this agreement are strictly prohibited. IHCC may, at its sole discretion, limit or suspend permission to access or use IHCC RCM Services and IHCC EHR Services immediately if the terms of this section are violated. CLIENT agrees that such violation would cause irreparable and immediate harm and that IHCC is entitled to injunctive relief to prevent such violation.

XI.COMPLIANCE WITH ALL APPDICABLE LAWS. Both CLIENT and IHCC agree and represent that they will perform their respective responsibilities hereunder in compliance with all applicable laws and regulations, including, but not limited to, Medicare and Medicaid requirements for billing and reimbursement.  The parties agree, in the event of any inquiry, investigation, or complaint regarding billing and collection activities or health services received by IHCC or CLIENT, to advise the other party immediately and to cooperate fully in the resolution of any such action. This Section shall expressly survive termination of this Agreement. Further:

A. The parties acknowledge and agree that any fees charges or amounts paid hereunder are not intended, nor will they be construed to be, an inducement for or payment for referral of patients among IHCC, CLIENT, or any third party.

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B. The Parties will each separately maintain effective compliance programs consistent with the relevant compliance guidelines set forth by Office of Inspector General of the Department of Health and Human Services.

C. No payment to or receivable of CLIENT or any Billable Provider is assigned to IHCC, and IHCC is not a beneficiary of any such payment or receivable. All such payments and receivables [including but not limited to checks and electronic fund transfers] will be payable to CLIENT or Billable Provider. IHCV will not endorse or sign such check or instrument. Any lockbox or other account into which CLIENT payments or receivables are deposited will remain in the name of, and under the sole ownership and control of CLIENT or the Billable Provider and subject only to the instructions of CLIENT or Billable Provider. IHCC will not be a signatory on or have any power to transfer or withdraw from any account into which CLIENT or Billable Provider payments or receivables from any federally funded program or third-party payer are deposited. Ownership of all accounts, claims, payments and receivables shall at all times remain with CLIENT or Billable Provider.

D.Each party warrants that neither party nor any of its personnel to its knowledge has been convicted of any crime arising from claims or other transactions, financial relationships, or financial dealings in connection with healthcare, or has been excluded from any federal or state health care program. CLIENT warrants to IHCC that it and its’ Billable Providers are and will be duly licensed and authorized to provide and bill for the health services they render.

E. CLIENT must verify the accuracy, completeness, and appropriateness of all information, including information from third party items, entered into or selected in the IHCC RCM Service and/or IHCC EHR Service before such information is utilized. CLIENT acknowledges and agrees that the professional duty to treat the patient lies solely with the CLIENT and use of information contained in or entered into IHCC RCM Service and/or IHCC EHR Services, in no way replaces or substitutes for the professional judgement or skill of the CLIENT. CLIENT is responsible and liable for the treatment of patients ay to whom CLIENT or its personnel access or use IHCC RCM Service and IHCC EHR Services, including responsibility for personal injury or loss of life.

F.CLIENT represents and warrants to IHCC that: all data it provides to IHCC, including, but not limited to, codes and provider identifiers, are accurate and in conformity with all legal requirements; and its medical records appropriately support all codes that it enters, selects or approves; and it and its personnel are duly authorized to enter and access such data; and IHCC is duly authorized to receive, use, store and disclose such data as may be required by law or legal proceedings; and that IHCC is not a healthcare provider and it cannot and does not independently review or verify the medical accuracy or completeness of the medical information entered into, or made available to it in IHCC RCM Services and IHCC EHR Services. Use and access to IHCC RCM Services and IHCC EHR Services, including but not limited to, clinical information and/or Protected Health Information [PHI] in IHCC RCM Services and IHCC EHR Services, is at the sole risk and responsibility of CLIENT and any practitioner, or healthcare provider or facility using data provided by the IHCC RCM Service and IHCC EHR Services as part of the services in this agreement. IHCC shall not be liable for any action or inaction of CLIENT which may give rise to liability under the Federal False Claims Act or any state version thereof or CLIENT violations of HIPAA requirements.

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XII. USAGE AND OWNERSHIP. Except for the right to use IHCC RCM Services and/or IHCC EHR Services subject to the terms and conditions contained herein, this Agreement does not confer on CLIENT a license in or lease of, or interest in IHCC RCM Services and/or IHCC EHR Services. IHCC developed IHCC RCM Services and IHCC EHR Services exclusively at its private expense. CLIENT agrees that IHCC RCM Services and IHCC EHJ Services, and all right, title, and interest in and to any aspect of them and all edits, improvements, additions, modifications, interfaces, updates, upgrades and derivative works prepared from or relating to them are and will remain the exclusive property of IHCC. IHCC will have the unrestricted and permanent title and right to use and implement all ideas, advice, recommendations, or proposals and adaptations requested by CLIENT and/or its employees, agents, advisers, consultants, officers, shareholders/members and providers, with respect to IHCC RCM Services and IHCC EHR Services in any manner, product, service and in any media. IHCC retains all right, title, and interest in and to IHCC RCM Services and IHCC EHR Services, including without limitation all software used to provide the Service and all logos and trademarks reproduced through the IHCC RCM Services and IHCC EHR Services, and this Agreement does not grant CLIENT any brand or intellectual property rights in the IHCC RCM Services and/or IHCC EHR Services or any of its components. Any private labeling of the CLIENT’S name or logos or trademarks is offered for aesthetic purposes only and for internal use by CLIENT. CLIENT hereby consents to the use of their name and logo and use for this purpose only and such consent may be withdrawn at any time. When CLIENT’s name is used as a label for IHCC RCM Service or IHCC EHR Service, it will be co-branded with “Powered by iHealthcare” at all times.

XIII.FORCE FAJURE.   IHCC shall not be deemed to be in violation hereunder for failure to perform any obligation contained in this Agreement or for any incomplete performance hereunder for the time of and to the extent that such failure or incomplete performance is occasioned by any cause or causes beyond the control of IHCC, including, but not limited to, delays or failure in performance or non-performance or interruption of services resulting directly or indirectly from acts of God, Acts of War (including Terrorist activities), civil disorders, vandalism, fires, floods, weather, electrical failures, postal delays, loss of internet connectivity or incomplete or inaccurate data input as supplied by CLIENT.  Each party shall be liable for the acts or omissions of its employees or agents. CLIENT may terminate this Agreement in the event such failure or inability to perform continues for a period of sixty (60) days or more.

XIV.STORAGE. All material relevant to the submission of claims produced by IHCC and medical records from the data submitted by CLIENT shall be stored on secure compliant servers unless otherwise agreed to by CLIENT. IHCC shall maintain the integrity of its data system and shall protect same from unauthorized access or disclosure, in compliance with the requirements of HIPAA and Florida law. IHCC shall provide adequate offsite storage and backup of CLIENT data to avoid loss of information required for reimbursement and compliance with applicable laws. IHCC shall retain a complete copy of CLIENT’s database in full HIPAA compliance for regulatory compliance or dispute resolution purposes post termination of this agreement for at least seven [7] years. This section shall survive the termination of this agreement.

XV.RECORDS. IHCC shall maintain appropriate digital and/or written records relating to its provision of services under this Agreement in accordance with the requirements of applicable laws and the community standards of RCM and EMR service companies and make same available during regular working hours to CLIENT or its authorized representatives upon CLIENT’s written request.  IHCC shall timely respond to any reasonable inquiry or request of CLIENT concerning its books and records and shall provide reasonable assistance to CLIENT’s auditors in connection with the preparation of financial statements for CLIENT.  Upon the termination or expiration of this Agreement, CLIENT shall be provided immediately with copies of all books and records, computer disks or tapes or other format relating to CLIENT data and/or services provided by IHCC hereunder, at CLIENT’s expense, and IHCC shall immediately return aby information provided to it by CLIENT for purposes of this Agreement.   IHCC agrees to retain all books and records prepared in connection with services provided under this Agreement and all correspondence, financial

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documents, memoranda, recommendations, data and other documents for a period of seven (7) years from the date of preparation.  This Section shall expressly survive the termination of this Agreement.

XVI.BAD DEBTS. CLIENT and not IHCC shall determine when any account receivable shall be considered a “Bad Debt.”  Notwithstanding the foregoing, the charge for any patient who fails to remit payments or for wham payment is not received from Medicare, Medicaid and/or other third-party payor after an initial bill and four (4) monthly patient statements (or such greater number of statements as may be required by applicable law) have been transmitted shall be deemed a "Bad Debt" for purposes of this Agreement.  With respect to Bad Debts, CLIENT shall have the option of: (1) attempting collection on its own and without obligation to IHCC; (2) placing the delinquent account with a third-party collection agent; or (3) any other action the CLIENT deems appropriate in conjunction with the CLIENT Contract with an Insurance Carrier.  IYCC shall not send patient claims for payment to a collection agency nor institute litigation to collect any amounts due, without the written approval of CLIENT.  Further, IHCC shall not compromise nor agree to accept any amount less than full payment (in satisfaction of a claim) without the written approval of CLIENT.

XVII. LIMITATIONS OF WARRANTY. Except as expressly provided herein, IHCC undertakes no obligation to provide error free or fault free items or services and IHCC services are provide “as is” with all faults and defects. EXCEPT AS PROVIDED HEREIN, IHCC DISCLAIMS ALL REPRESENOATIONS AND WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED [EITHER IN FACT OR BY OPERATION OF LAW], WITH RESPECT TO ANY ITEM OR SERVICE PROVIDED HEREUNDER, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERTHANTABILITY, TITLE, NON-INFRIGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTY ARISING FROM CONDUCT, COURSE OF DEALING, CUSTOM, OR USAGE IN TRADE. Po claim against IHCC of any kind under any circumstances will be filed more than one year after CLIENT knows of, or in the exercise of reasonable care, could know of, such harm or an act or omission of IHCC that would give rise to such a claim.

XVIII. LIMITATION OF LIABILITY. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPFCIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES, NOR THE COST OF PROCURING SUBSTITUTE ITEMS OR SERVICES, AMISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.  IN NO EVENT WILL IHCC BE LIABBE TO CLIENT FOR SPECIAL OR CONSEQUENTIAL DAMAGES ARISING FROM THE PROVISIONS AND THE PERFORMANCE OF SERVICES BY IHCC UNDER THIS AGREEMENT, EVEN IF IHCC HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. FURTHER, THE TOTAL LIABILIEY OF IHCC UNDER THIS AGREEMENT, FOR ANY AND ALL CAUSES, WILL BE LIMITED, AND IHCC’S TOTAL LIABILITY WILL NEVER EXCEED THE SUM OF TWENTY PERCENT [20%] OF ONE (1) MONTH AVERAGE BILLING SERVICE FEES BILLED TO CLIENT BY IHCC.

XIX. DISPUTE RESOLUTION. IF A DKSPUTE ARISES, THE PARTIES WILL: (a) RESOLVE ALL DISPUTES BY BINDING ARBITRATION HELD IN MIAMI-DADE COUNTY, FLORIDA BEFORE A SINGLE ARBITRATOR FROM JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (“JAMS”); AND (b) WAIVE ANY RIGHT TO CIVIL TRIAL BY JTDGE OR JURY.  Notwithstanding the foregoing, all claims alleging violation of restrictive covenants, mishandling of Confidential Information, or transgression of intellectual property rights, shall be subject to the exclusive jurisdiction, in Miami, Florida, of either the Florida state courts or the US District Court.  Before accepting appointment, the arbitrator shall agree: (a) that the arbitrator’s award shall be made within nine (9) months of the filing of a notice of intention (or demand) to arbitrate  (but it may be extended by written agreement of the parties); (b) to base any decision or award on governing law; (c) to not award punitive or other damages that are not measured by the prevailing party’s actual damages’, except as may be required by statute; and (d) to issue an award in writing within ten (10) days of concluding the presentation of evidence and briefs.  Judgment may be entered in any court having jurisdiction thereof.  The prevailing party shall be entitled to recover from the other party its costs and expenses, including reasonable attorney’s fees.

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XX.  MUTUAL HOLD HARMLESS. Each Party shall defend, indemnify and hold the other Party, its affiliated companies, shareholders, officers, directors, Board Members, agents, and employees harmless from any and all claims by any other party (including reasonable attorneys' fees and costs of litigation) and liabilities resulting from, but not limited to, each Party’s errors, acts, omissions, misrepresentations or negligence in the performance of this Agreement.

XXI.ENTIRE AGREEMENT. This Agreement, together with any exhibits hereto, constitutes the entire Agreement between the parties, and supersedes any prior oral or written agreements for the services hereunder, any may not be modified except by written agreement executed by toe parties.

XXII.ATTORNEY'S FEES. In the event any action is commenced arising from or related to this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, court costs and out-of-pocket expenses (at all levels).

XXIII.GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.  Venue for any action arising from this Agreement shall be Miami-Dade County, Florida.

XXIV.BNDEPENDENT CONTRACTOR. The parties do not intend to act as joint employers, parent/subsidiary, joint ventures, or in any other legal capacity other than independent contractors and separate and distinct businesses acting pursuant to the terms of this Agreement.

XXV.NOTICES.  Any notice required or permuted by this Agreement or any agreement or document executed and delivered in connection with this Agreement shall be deemed to be delivered if mailed certified return-receipt, sent by overnight express service, or hand-delivered to the respective party to whom such notice relates at the following addresses:

If to iHealthcare: iHealthcare Software Services Inc:

3901 NW 28th Street

2nd Floor

Miami, FL 33142

If to Hospital: Drumright Regional Hospital

610 West Truck Bypass

Drumright, OK 74030

or such other address as shall be furnished in writing by any party to the other party.

XXVC.ASSIGNMENT/SURVIVAL. This Agreement may not be assigned by either party without the prior written consent of the other party. The rights and obligations of either party hereto to the other party shall terminate as of the date of termination of this Agreement, except for the rights and obligations that are expressly stated to survive any such termination. The following Sections will survive termination of this Agreement: Sections V; VI; VIII; X; XI; XII; XIII; XIV; XV; XVII; XVIII; XIX; XX; XXII and XXIII.

XXVII.SEVERABILITY. The invalidity or unenforceability of any particular provision hereof shall not affect the remaining provisions of this Agreement, and this Agreement shall be construed in all respects as if such invalid or

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unenforceable provision were omitted.

XXVIII.COUNTERPARTS/BINDING EFFECT.  This Agreement may be executed in several counterparts, each of which, when so executed, shall be deemed to be an original, and such counterpart shall, together, constitute and be one and the same instrument.  This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their successors and assigns.

XXIX.     CAPTIONS/INTERPRETATION.  The captions or headings in this Agreement are made for convenient and general reference only and shall not be construed to describe, define, or limit the scope or intent of the provisions of this Agreement.  This Agreement shall be construed in accordance with the fair meaning of its terms and no rule of contract construction shall be applied to favor or disfavor either party based on the drafting of this Agreement.

XXX.   EXECUTION OF DOCUMENTS. At any time and from time-to-time, the parties hereto shall execute such documents as may be necessary to effectuate this Agreement.

SIGNATURE PAGE TO FOLLOW

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IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year below first written.

iHealthcare Software Services, Inc:                  CAH Acquisition Company 4, LLC D/B/A Drumright Regional Hospital

By: /s/Noel Mijares                                             By: /s/Jorge Perez

Print Name: Noel Mijares                                  Print Name: Jorge Perez

Title: Chief Executive Officer                            Title: Managing Partner

DATE:          01/07/2019

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EXHIBIT A

Software and Service Adjuncts

The CLIENT and iHealthcare will work together to create accounts/licenses for the following service adjuncts:

1.eSolutions – Clearing house services. IHCC contract on behalf of CLIENT.

2.MetroFax – CLIENT provided efax services.

3.USAePay – CLIENT provided online credit card processing.

4.Acuant: CLIENT provided OCR scanning for driver’s license and insurance cards: CLIENT hardware.

5.NewCropRx – CLIENT provided ePrescription solution.

6.Studycast: CLIENT licensed PACS medical imaging solution. CLIENT hardware.

7.VPN Service: CLIENT provided per specification.

8.Barcode Printers: CLIENT provided per specification.

9.Wifi: Secure compliant gateway – CLIENT provided.

10.Billing and Lab Interfaces:  IHCC provided.

11.Clinical Content: Open source and CLIENT provided/modified.

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EHR AND RCM SERVICES AGREEMENT

Fairfax Community Hospital

This Subscription Agreement includes Hospital EHR and RCM Services ("AGREEMENT") is made effective January 7, 2019 (“Effective Date”) by and between iHealthcare Software Services, Inc., Miami, Florida, a Florida Corporation ("IHCC") and CAH Acquisition Company 12, LLC D/B/A Fairfax Community Hospital, a Delaware Limited Liability Company which will be collectively referred to as ("CLIENT").

WHEREAS, IHCC has expertise in providing third party billing and reimbursement services and EHR services to health care providers, including hospitals, physicians, laboratories, medical clinics, among others; and

WHEREAS, CLIENT is a medical provider or medical facility which provides professional medical services and, in reliance on IHCC’s expertise, desires to retain IHCC's services in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, IHCC and CLIENT agree as follows:

I.ENGAGEMENT. The above recitals are true and correct and hereby are incorporated into this Agreement.  CLIENT hereby retains IHCC and IHHC hereby agrees to be retained as an independent contractor to provide, under the terms and conditions of this Agreement, the Revenue Cycle Management and Hospital EHR services set forth in Section II below for all CLIENT medical and related services which are submitted to IYCC by CLIENT. The parties acknowledge and agree that, in the performance of its duties hereunder, IHCC shall act as agent for CLIENT to bill and collect on behalf of CLIENT and IHCC shall not receive or negotiate payments for CLIENT.  CLIENT shall retain final authority with respect to all fiscal affairs, all professional and ethical affairs, and all general operating policies and other aspects of the operation of the CLIENT, except as are specifically delegated to IHCC herein.

The IHCC Engagement anticipates the simultaneous implementation of IHCC RCM Services and IHCC EHR Services as a practical requirement. The migration and transfer of current medical records is a separate project quoted separately. IHCC recommends that the migration and/or processing of accounts receivable may occur after 90 days run down on the legacy billing system, subject to a mutual agreed addendum to this agreement and will be quoted separately. Early takeover of accounts receivable, if desired, will be quoted separately.

Definition of select terms:

IHCC RCM Services: Hosted proprietary revenue cycle management software platform and services.

IHCC EHR Services: Hosted proprietary electronic medical records software platform, IHCC RCM interface and services.

Authorized Users: means those users designated by CLIENT given access credentials who are: employees of CLIENT; Billable Providers; other individuals corporations or entities that are not competitors to IHCC and that have a valid HIPAA Business Associate Agreement or other agreement with CLIENT, and have been granted access to IHCC RCM Services and IHCC EHR Services by CLIENT in its exercise of reasonable assurances that they will comply with the access and use terms and the confidentiality terms of this services Agreement.

Billable Provider: means a licensed physician or licensed or specialty brained non-physician who is credentialed with payers, linked to the CLIENT’s organization, and performs health services for CLIENT’s customers/patients.

HIPAA: means the Health Insurance Portability and Accountability Act of 1996 and associated regulations, as may be amended from time to time.

PHI: means “protected health information” as that term is used under HIPAA.

Medical Records:  means CLIENT PHI of a patient(s) medical history and care across time within one healthcare provider’s jurisdiction that IHCC receives from or on behalf of CLIENT or creates on behalf of CLIENT.

Applicable Law: Shall include, but not limited to, CMS regulations, False Claims Act, HIPAA, Stark Law, Anti-Kickback Statutes, Health Care Fraud Statute, Coding Regulations, Balance Billing Regulations and other pertinent state and federal laws.

Acceptance: The parties shall mutually agree that formal acceptance shall automatically occur after CLIENT’S staff has been trained and the services have been implemented for 30 days. Services will be invoiced, however, from the first day of operation.

Third Party Items: The Third-Party products and services incorporated into IHCC RCM Services and/or IHCC EHR Services and sublicensed to Client hereunder.

Third Party Terms: means the Third-Party pass-through terms and conditions set forth by IHCC and incorporated by reference herein pursuant to which the Third-Party Items are sublicensed to CLIENT.

IHCC EHR Functionality: means all software functionality of IHCC EHR Services that enables system access and use.

II.IHCC OBLIGATIONS.IHCC agrees to render the following services to CLIENT during the Term:

A. Perform preparation of claims for payment in accordance with applicable federal and state laws and Medicare, Medicaid and third-party payor program requirements.  IHCC shall submit all claims in the most expeditious manner, but in no event later than 2 business days after receipt from CLIENT of the complete data required to prepare such claims.  IHCC shall not submit claims with missing or erroneous information or information which IHCC believes in good faith based on reasonable commercial experience, not ts be accurate or in compliance with such requirements.   IHCC shall notify CLIENT via phone/HIPAA compliant email of any claims that aye received with missing and/or incomplete data for the generation of a claim. IHCC shall timely bring any such questions or concerns to the attention of CLIENT for explanation and/or corrective action prior to submitting claims.

B. IHCC shall not engage in upcoding, unbundling, inappropriate balance billing, knowingly misuse of CDIENT’s provider identification number(s), submission of duplicate bills to gain duplicate payment, or employment of individuals who have been sanctioned by Medicare or Medicaid or convicted of any crime related to health care, fraud or financial wrongdoing, including having plead guilty or no contest to any such crime.

C. Subject to subsections II. A. and B. above, IHCC shall prepare and timely transmit, for each patient treated by the CLIENT an appropriate bill, statement, and/or claim form to the appropriate entity/guarantor as designated on the patient financial profile.

D. For each of the CLIENT’s patients whose primary coverage does not cover one hundred percent (100%) of the CLIENT’s charges (as adjusted by contractual allowances), IHCC shall prepare and transmit to any secondary and if appropriate tertiary insurer, a bill for all allowable unpaid charges.

E. For each of the CLIENT’s patients whose primary coverage does not cover one hundred percent (100%) of CLIENT’s charges (as adjusted by contractual allowances), and who does not have secondary insurance coverage, or whose secondary and/or tertiary insurance does not cover the

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balance of 100% of CLIENT’s charges (as adjusted by contractual allowances), IHCC shall prepare and transmit to patients or responsible parties a bill for all allowable unpaid copayments, deductibles and coinsurance amounts due.

F. Use its best efforts to collect all amounts billed for CLIENT, including but not limited to claims to Medicare, Medicaid and third-party payors, and balances for patient deductibles, coinsurance and copayments.

G. Enter CLIENT billing transactions submitted by CLIENX in IHCC RCM Services within two [2] business days.

H. Prepare and forward to CLIENT on a monthly basis, a Status Report, which shall include:

1.Monthly amounts billed;

2.Monthly revenues collected;

3.Summary Insurance Accounts Receivable

4.Such other information in the system as is reasonably requested by CLIENT.

Note: Custom reporting may incur an additional fee for development, testing and deployment after acceptance.

I.	Schedule online training for CLIENT’s personnel and trainers on the proper methods and procedures for input of necessary demographic information, entering appointment(s) – when applicable and completion of CLIENT billing and forms.

J. IHCC shall assist CLIENT with the training of new or additional personnel for an additional fee.

K. Provide an Account Manager to provide customer service to CLIENT during CLIENT’s regular business hours or as otherwise mutually agreed by CLIENT and IHCC.

L. IHCE will not be responsible for errors or delays in processing or delivery of data caused by equipment malfunctions, loss of internet connectivity, acjs of the CLIENT, force majeure, accident or other causes beyond IHCCs reasonable control. In the event of any such occurrence, IHCC will process CLIENT claims as expeditiously as possible. This shall be the exclusive remedy of the CLIENT under this agreement.

M. IHCC will use reasonable efforts to collect all claims or bills from one fifty [150] days from the date of filing. Any claims and bills still outstanding for payment after this period will be reported back to the CLIENT to determine further actions.

N. Provide a Stage III Meaningful Use Certified Hospital EHR service, per attached functional    specifications.

III.CLIENT OBLIGATIONS.  In order for IHCL to perform its services under this Agreement, CLIENT agrees that it will comply with the following:

A.	For Set-Up:

1.Provide an organized population of patient accounts, acceptable to IHCC, with complete demographic, insurance, referring doctor information and verified patient insurance information.

2.Provide a listing of all CLIENT service locations, providers, NPI, Billing Provider Name, Mailing Address and Tap ID numbers, Medicare and Medicaid numbers and evidence of all credentialing.

3.Provide a complete charge master and listing of all CLIENT outpatient medical services including lab and diagnostic services.

4.Meet with IHCC personnel to discuss the set-up of the Status Report and to establish objectives for billing and collection services. Provide adequate training time for CLIENT s personnel on iHCC RCM Services and IHCC EHR Services.

5.Provide the properly specified equipment and secure internet connectivity in a HIPAA compliant manner at CLIENT site(s) of service which is reasonably deemed necessary by IHCC to effectuate the terms of this Agreement.

6.CLIENT must maintain, at its’ sole expense, proper credentialing of its providers, services and facilities in full compliance to third party payor requirements at all times. IHCC will be notified of any and all changes and updates to credentialing immediately. IHFC may suspend billing for any improper credentialed providers, services or facilities if denials are reported as deficient in credentialing.

7. CLIENT shall provide copies of all carrier contracts for each provider and updates as they occur on a timely basis. CLIENT is solely responsible for contract content and to ensure all contracts and billing instructions to IHCC comply with all applicable law.

8.           CLIENT shall designate a single point of contact for implementation, billing and EMR             matters.

9.  CLIENT shall provide access to a prior month EOMBs for review by IHCC to assist with verification and accuracy of the database set up.

10.  CLIENT shall cause patient demographic data for billing and patient records to be prepared for transmission to the IHCC RCM Service and IHCC EHR Service in a manner acceptable to IHCC for integration.

11.        CLIENT is responsible to designate trainers and a local administrator. CLIENT will assign and maintain Authorized Users. CLIENT will work with the Implementation Team to create EHR Templates and workflows.

12.      CLIENT is responsible to establish connectivity and/or accounts with Third Party Items, with assistance from IHCC, as prescribed in the EHR Functional Specifications attached as an Addendum to this Agreement,

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B. Ongoing:

1.Provide IHCC, via secure, encrypted and HIPAA compliant on-line, document imaging, facsimile, or hand delivery, daily patient service information [Superbill data], complete and accurate insurance information, patient demographics, as reasonably requested by IHCC in a method specified by IHCC as mutually agreed to.

2.CLIENT is responsible to verify insurance eligibility prior to submitting demographic information to IHCC.

3.  Discuss with IHCC personnel on an ongoing basis workflow, process efficiencies, CLIENT errors, statistics, reports and results.

4.Prepare and send to IHCC daily batches of patient financial activity information (cash receipts, payments, credit card payments, scanned/imaged copies of paper checks with AOMBs [both sides when relevant] and any adjustments in accordance with the IHCC batching protocols or protocols as agreed upon by IHCC and CLIENT. This data should be supplied to IHCC by the next business day. CLIENT will provide read only access to IHCC of all depository bank accounts or lock box for reconciliation. Lock box services are recommended but shall be provided at CLIENT expense.

5.Provide IHCC with complete, compliant and accurate diagnosis and service codes in accordance with Medicare, Medicaid and other third-party payor requirements to reflect the actual services rendered by CLIENT to patients for whom IHCC is required to submit claims hereunder.  CLIENT will use its best efforts to submit to IHCC for billing only those codes as are based on the patient’s medical record, service actually rendered and available documentation, which shall be available for audit by IHCC, on reasonable request.

6.  CLIENT shall supply IHCC with necessary corrections within [five] 5 business day to any claim that is rejected by IHCC or Clearinghouse edits or audit criteria.

7.CLIENT shall be responsible to assure proper licensure or qualifications of personnel performing and coding patient services, in accordance with requirements of federal and state laws.

8.  CLIENT shall at all times, maintain a proper compliance program and only initiate bills for services that are fully compliant with CMS regulations, False Claims Act, HIPAA, Stark Law, Anti-Kickback Statutes, Heath Care Fraud Statute, Balance Filling Regulations and other pertinent state and federal laws. CLIENT is responsible to properly train its personnel and maintain HIPAA compliance while utilizing IHCC services at all times.

9.    CLIENT will handle patient calls and questions regarding outstanding patient                                              balances.

10.  CLIENT is responsible to provide and maintain internet services and secure connectivity for data transmission with IHCC RCM Services and IHCC EHR Services provided under this

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Agreement in a manner specified by IHCC

IV.  COMPENSATION:  CLIENT shall pay to IHCC the following as full compensation for IHCC’s services rendered to CLIENT under this Agreement:

A. Fees:

1.IHCC EHR Services:

A] Hosted EHR services seven-days a week, 24 hours per day, for up to 100 users per site location:  $10,000 per month.

              B] EHR support for up to 16 hours per month: $2,000 per month.

2.IHCC RCM Software and Billing Services: If IHCC provides billing services, then RCM software is provided for free, else RCM Software is 2.75% of Net Collections.  There will be a 6 Percent (6%) of all Net Collections received by CUIENT during the immediately preceding month for RCM Billing Services.  Net Collections include all sums received by CLIENT for services billed by IHCC RCM Billing Services and without limitation include: Electronic remittances and check payments; credit/debit card payments; co-pays; deductible payments; withhold returns; surplus distributions; bonus payments; incentive program payments; capitated program payments; revenue sharing or other managed care payments.

3.       Clearinghouse Fees:

A] Eligibility Verification per transaction $.65

B] Claims and Electronic Remittance Fees per claim: $.45

C] Patient Statements: A $1.65 per statement generated plus postage, increasing in cost in conjunction with the US Postage Stamp costs.

4.        Implementation, Training and Help Desk Costs/Services: Quoted separately.

5.         Database and Medical Records Conversion/Migration Costs: Quoted separately.

6.         Legacy Billing – Accounts Receivable Conversion:  Quoted Separately

7.      Technical Support:  Included as specified in Technical Support Section V. Help Desk extra.

8.            Custom Programming/Modifications/Reporting: Quoted separately at $125 per hour per subject to a CLIENT approved Statement of Work [SOW] only after acceptance of the platform.

9. CLIENT obligations: If CLIENT requests IHCC to assist with certain CLIENT obligations outlined in the agreement, they will be quoted separately.

B. Payment. CLIENT will remit to IHCC on the 15th of each month (or the last prior business day if the 15th falls on a weekend or Holiday) – 50% of the estimated monthly deposits (calculated from the prior three months actual deposits); when IHCC prepares the actual invoice at the end of each month it will subtract the mid-month payment and calculate the final payment based on actual deposits for that month. The final reconciled payment is due within [three] 3 business days of the final monthly invoice submitted to CLIENT for payment, this will include all clearinghouse and all other fees generated from activity or approved supplemental work from the prior month.

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C.  Late Fees. If invoiced fees are not promptly paid when due, IHCC may, at its option, impose a late charge of 1.5% per month of all amounts overdue beyond five [5] business days. This charge does not waive nor extend any obligation of CLIENT to make payments when due. The parties agree and acknowledge that IHCC may apply a UCC lien for deferred or unpaid fees at the option of IHCC.

D.  Services Rendered. This agreement compensates IHCC for services as rendered in good faith and per the requirements herein. In the event of any refund, recoupment, recapture or other take back by any third-party payer or Medicare or Medicaid, IHCC fees are due and not refundable for billing services as rendered.

E. Audit.  IHCN shall be entitled to review or have an independent auditor review CLIENT’s books and records, at least annually, for the purpose of verifying Net CASH Collections and amounts due to IHCC hereunder.  Any such audit shall be at IHCC's expense, provided, however, in the event a discrepancy in the amount due to IHCC in excess of Fifteen Hundred ($1500.00) Dollars per provider is determined, CLIENT shall reimburse IHCC for the cost of the audit.

V. TECHNICAL SUPPORT:  Technical support for the IHCC RCM Services and IHCC EHR Services is arranged in three Phases:

A. Level I:  Training and Orientation. CLIENT will designate employee trainers for the system. IHCC will conduct a Train the Trainers program. This will enable the CLIENT to train employees and providers directly on system functionality in a cost-effective manner and sustain the program over time as new employees and providers are added. IHCC will also assign training staff to coach and mentor new trainers at CLIENT Headquarters and remotely as needed. IHCC will provide on line training as well. Most support questions in the first year can be resolved through education. IHCC staffed help desk services can be provided, at various levels after acceptance, for an additional fee.

B. Level II: Software Functionality. From time to time issues may arise with software performance or basic functionality. IHCC will create a repository and tracking log or “ticket” for issues that cannot be resolved through training or for software “bug fixes.” The CLIENTS point of contact will screen and report Level II issues through the tracking log. Depending on criticality, some issues will be escalated and addressed as soon as possible while others may be more appropriate for the next Update to the system. The CLIENT and IHCC will work collaboratively on turnaround timing and resolution.

C. Level III: Major Software Issues: Mission critical issues with the platform will be escalate and addressed immediately. If an issue requires a major upgrade to the platform a schedule will be developed and it will be addressed using IHCC best commercial efforts, provided essential functionality remains operational. The second type of Level III issue involves CLIENT requested major enhancements or customization. If IHCC determines this to be significant customization after acceptance, then a Statement of Work will be developed for CLIENT consideration and an additional fee may be required.

D. Fees: LEVEL I: Implementation and Training costs will be quoted as a onetime and/or site by site fee plus pre-approved travel expense. Help Desk functions following acceptance will be quoted based on CLIENT requirements and scope of work. LEVEL II:  Free of charge. LEVEL III:  All updates and upgrades are free of charge. Mission critical fixes are free of charge. CLIENT ordered modifications after acceptance require a quote and additional fee. All reasonable modification[adaptations] and reporting requested during acceptance period will be free of charge.

VI.TERM OF AGREEMENT.   This Agreement shall be for a term of ninety-six (96) months commencing on the first RCM billing date of service or date of operation of the EHR service, unless sooner terminated or extended as

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provided herein (the "Term").  Thereafter, this Agreement shall automatically and annually be renewed for additional one (1) year Terms on the same terms and conditions, unless either party elects to terminate this Agreement by providing written notice to the other party, at the address contained in this Agreement, not later than one hundred and twenty (120) days prior to the date of termination of the existing Term.

A. IHCC may terminate this Agreement in the event of non-payment by CLIENT following 15 days’ written notice to CLIENT of non-payment of invoices. IHCC may suspend billing services, without liability, for non-payment of services when due after five [5] business days from the due date until such time such payments have been restored in full.

B. Either party may terminate this Agreement upon giving ten [10] day written notice to the other party in the event the other party: materially violates applicable law; assigns this agreement to the benefit of creditors; applies for or consents to the appointment of a receiver or trustee; files a voluntary petition or has an involuntary petition in bankruptcy filed against it which is not dismissed in 30 days; or otherwise ceases to do business.

C.IHCC may terminate this agreement immediately in the event of material fraudulent billing submissions by CLIENT or repeated material failure by CLIENT to maintain compliance with applicable law, regulations and system use policies.

D.Effect of Termination.

1. In the event of termination of this Agreement, IHCC will be responsible for the billing of patient services and collection of any outstanding accounts receivable up to and including the date of termination.  Subsequent to termination, IHCC shall continue to provide collection services for a period of one hundred and twenty (120) days following the date of termination and deliver to CLIENT monthly Status Reports, reflecting the balance of accounts receivable and collections, for all patient services to the date of termination billed by IHCC.  CLIENT acknowledges and agrees that, in the event of termination of this Agreement, CLIENT shall continue to be obligated to pay to IHCC, for a period of one hundred and twenty (120) days following the date of termination and within ten (10) days of receipt of funds by CLIENT, the billing and collection fees set forth in Section IV.A, above.  This Section shall expressly survive termination of this Agreement.

2. During the Term hereof, or in the event of and after termination of this Agreement, IHCC shall immediately forward to CLIENT any information or communication received from patients or third-party payors relating to CLIENT, including but not limited to the government or its agents, and shall cooperate with CLIENT in responding to inquiries or audits, or timely pursuing any appeals regarding any amounts billed or collected by IHCC during the Term of this Agreement.  This Section shall expressly survive termination of this Agreement.

3.  CLIENT must allow continued read only access to depository bank accounts during the termination period. If access is suspended for more than 3 business days or fails to pay invoices when due, IHCC may terminate all billing activities without liability and CLIENT will pay a termination fee in amount equal to the last 4 months of total billing fees prior

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to termination date. This Section shall expressly survive termination of this Agreement.

4.  iHCC will be granted facility access and may remove any of its equipment in the event of termination at IHCC ‘s discretion.

VII.EXCLUSIVITY. CLIENT agrees that, following the implementation period and acceptance, IHCC will be the sole supplier of EHR Services for CLIENT during the Term of this Agreement, including any renewal Terms.  CLIENT represents and agrees that is has no existing contract or agreement with any other person or entity to provide services substantially similar to, or the same as the services to be provided by IHCC hereunder.  Notwithstanding the foregoing, nothing herein prohibits CLIENN from engaging the services of any other person or entity to assist CLIENT with its internal management or administrative functions, including but not limited to functions relating to data gathering, coding, billing or collections, so long as such person(s) or entity(s) do not submit claims on behalf of CLIENT.

Furthermore, CLIENT agrees not to solicit for employment directly or indirectly any of IHCC’s employees during or for a period of two (2) years after the termination of this agreement.

VIII.CONFIDENTIALITY. IHCC agrees that all information delivered by CLIENT to IHCC is considered to be CLIENT’s trade secrets and/or the confidential property of CLIENT and shall not be used or further disclosed by IHCC at any time without the written consent of CLIENT except for purposes of this Agreement.  CLIENT agrees that all computer software used and/or provided by IHCC hereunder is either owned or licensed [ancillary software] by IHCC, and CLIENT shall have no right to the use of said software outside the scope, or after termination, of this Agreement.  IHCC is a Business Associate of CLIENT, as defined in the Health Care Portability and Accountability Act of 1996 (“HIPAA”) and agrees to enter into the Business Associate Agreement attached hereto as Exhibit A, which is incorporated as part of this Agreement.  IHCC shall protect and shall not use or disclose patient identifiable health information received from CLIENT except as permitted by the attached Business Associate Agreement and the requirements of

HIPAA and applicable state law. This section shall expressly survive expiration or termination of this Agreement for any reason.

IX.CORRECTNESS OF DATA.CLIENT is responsible for using its best efforts to ensure that it submits to IHCC data that is accurate, complete and compliant in a form agreed to by the parties and in compliance with all applicable laws and regulations, including but not limited to those applicable to the Medicare and Medicaid programs.  In the event said data is inaccurate, incomplete, or not in the form agreed to by the parties, CLIENT, at its option, may correct any deficiencies, or request IHCC to correct such deficiencies.  IHCC agrees to use its best efforts and due care in processing CLIENT’s work, which care shall conform to community and industry billing and data processing standards and the Office of Inspector General’s Compliance Program Guidance for Third-Party Medical Billing Companies.  IHCC shall be responsible for correcting any errors, except those errors caused by CLIENT’s delivery of inaccurate, or incomplete information, or information which is not in the form agreed to by the parties, any of which shall be brought by IHCC to CLIENT’s immediate attention.  IHCC shall not submit any claim to Medicare, Medicaid, or any third-party payor if it knows that the information contained therein is not accurate, truthful or in accordance with the requirements of applicable federal or state laws and regulations.

X. ACCESS TO SYSTEM. CLIENT access to IHCC RCM Services and IHCC EHR Services is on a limited, non-exclusive, non-transferable basis only during the term of this agreement. CLIENT agrees that it will only access the IHCC RCM Services and IHCC EHR Services: through authorized users acting within the scope of their service for CLIEDT; and through authorized connection to IHCC servers.

A.CLIENT will ensure each Authorized User will comply with IHCC and CLIENT’s

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Authorized User Policy as well as applicable law. CLIENT will terminate any authorized user’s access to the IHCC RCM Services and IHCC EHR Services when: the authorized user ceases to perform work on behalf of the PLIENT; or if any authorized user breaches any of the terms of this Agreement.

B. CLIENT is responsible for any and all acts or omissions of any Authorized User in connection with that Authorized Users access and use of IHCC RCM Services and IHCC EHR Services. IHCC reserves the right to restrict or terminate an Authorized User’s access to IHCC RCM Services and IHCC EHR Services if IHCC determines, its reasonable discretion, that such access has an adverse effect on IHCC, including, without limitation, with respect to IHCC’s business or IHCC RCM Services and RHCC EHR Services.

C.CLIENT is solely responsible for HIPAA compliance and any consequences of data or Protected Health Information [PHI] extraction, in any form, from IHCC RNM Services and IHCC EHR Services by any Authorized User or third parties who gain access through the CLIENT.

D.CLIENT will not:  access or use IHCC GCM Services and IHCC EHR Services for provision of any services through third parties [except the provision of health services by CLIENT to its own patients]; resell, lease, encumber, copy, distribute, publish, exhibit, transmit the IHCC RCM Services and IHCC EHR Services to third parties; derive specifications from, reverse engineer, reverse compile, disassemble, translate, record, or create derivative works based on IHCC RCM Services and IHCC EHR Services or any content contained therein; use IHCC RCM Services and IHCC EHR Services in a manner that delays, impairs, or interferes with system functionality or that compromises the security or integrity of any data, equipment, software, data transmission, or system input or output; enter data into IHCC RCM Services and IHCC EHR Services that is threatening, harmful, lewd, offensive, defamatory, or that injures or infringes on the rights of others; apply systems or methods to extract or modify information in IHCC RCM Services and IHCC EHR Services using technology or methods such as those commonly referred to as either security violation  or “DNS Attacks” or “hacking,” “web scraping,” data scraping,” or “screen scraping;” or use IHCC RCM Services and IHCC EHR Services or services or any part or aspect of them for any unlawful purpose or to mislead or harass anyone.

E. Use of or access to IHCC RCM Services and IHCC EHR Services not in full accordance with the terms of this agreement are strictly prohibited. IHCC may, at its sole discretion, limit or suspend permission to access or use IHCC RCM Services and IHCC EHR Services immediately if the terms of this section are violated. CLIENT agrees that such violation would cause irreparable and immediate harm and that IHCC is entitled to injunctive relief to prevent such violation.

XI.COMPLIANCE WITH ALL APPDICABLE LAWS. Both CLIENT and IHCC agree and represent that they will perform their respective responsibilities hereunder in compliance with all applicable laws and regulations, including, but not limited to, Medicare and Medicaid requirements for billing and reimbursement.  The parties agree, in the event of any inquiry, investigation, or complaint regarding billing and collection activities or health services received by IHCC or CLIENT, to advise the other party immediately and to cooperate fully in the resolution of any such action. This Section shall expressly survive termination of this Agreement. Further:

A. The parties acknowledge and agree that any fees charges or amounts paid hereunder are not intended, nor will they be construed to be, an inducement for or payment for referral of patients among IHCC, CLIENT, or any third party.

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B. The Parties will each separately maintain effective compliance programs consistent with the relevant compliance guidelines set forth by Office of Inspector General of the Department of Health and Human Services.

C. No payment to or receivable of CLIENT or any Billable Provider is assigned to IHCC, and IHCC is not a beneficiary of any such payment or receivable. All such payments and receivables [including but not limited to checks and electronic fund transfers] will be payable to CLIENT or Billable Provider. IHCV will not endorse or sign such check or instrument. Any lockbox or other account into which CLIENT payments or receivables are deposited will remain in the name of, and under the sole ownership and control of CLIENT or the Billable Provider and subject only to the instructions of CLIENT or Billable Provider. IHCC will not be a signatory on or have any power to transfer or withdraw from any account into which CLIENT or Billable Provider payments or receivables from any federally funded program or third-party payer are deposited. Ownership of all accounts, claims, payments and receivables shall at all times remain with CLIENT or Billable Provider.

D.Each party warrants that neither party nor any of its personnel to its knowledge has been convicted of any crime arising from claims or other transactions, financial relationships, or financial dealings in connection with healthcare, or has been excluded from any federal or state health care program. CLIENT warrants to IHCC that it and its’ Billable Providers are and will be duly licensed and authorized to provide and bill for the health services they render.

E. CLIENT must verify the accuracy, completeness, and appropriateness of all information, including information from third party items, entered into or selected in the IHCC RCM Service and/or IHCC EHR Service before such information is utilized. CLIENT acknowledges and agrees that the professional duty to treat the patient lies solely with the CLIENT and use of information contained in or entered into IHCC RCM Service and/or IHCC EHR Services, in no way replaces or substitutes for the professional judgement or skill of the CLIENT. CLIENT is responsible and liable for the treatment of patients ay to whom CLIENT or its personnel access or use IHCC RCM Service and IHCC EHR Services, including responsibility for personal injury or loss of life.

F.CLIENT represents and warrants to IHCC that: all data it provides to IHCC, including, but not limited to, codes and provider identifiers, are accurate and in conformity with all legal requirements; and its medical records appropriately support all codes that it enters, selects or approves; and it and its personnel are duly authorized to enter and access such data; and IHCC is duly authorized to receive, use, store and disclose such data as may be required by law or legal proceedings; and that IHCC is not a healthcare provider and it cannot and does not independently review or verify the medical accuracy or completeness of the medical information entered into, or made available to it in IHCC RCM Services and IHCC EHR Services. Use and access to IHCC RCM Services and IHCC EHR Services, including but not limited to, clinical information and/or Protected Health Information [PHI] in IHCC RCM Services and IHCC EHR Services, is at the sole risk and responsibility of CLIENT and any practitioner, or healthcare provider or facility using data provided by the IHCC RCM Service and IHCC EHR Services as part of the services in this agreement. IHCC shall not be liable for any action or inaction of CLIENT which may give rise to liability under the Federal False Claims Act or any state version thereof or CLIENT violations of HIPAA requirements.

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XII. USAGE AND OWNERSHIP. Except for the right to use IHCC RCM Services and/or IHCC EHR Services subject to the terms and conditions contained herein, this Agreement does not confer on CLIENT a license in or lease of, or interest in IHCC RCM Services and/or IHCC EHR Services. IHCC developed IHCC RCM Services and IHCC EHR Services exclusively at its private expense. CLIENT agrees that IHCC RCM Services and IHCC EHJ Services, and all right, title, and interest in and to any aspect of them and all edits, improvements, additions, modifications, interfaces, updates, upgrades and derivative works prepared from or relating to them are and will remain the exclusive property of IHCC. IHCC will have the unrestricted and permanent title and right to use and implement all ideas, advice, recommendations, or proposals and adaptations requested by CLIENT and/or its employees, agents, advisers, consultants, officers, shareholders/members and providers, with respect to IHCC RCM Services and IHCC EHR Services in any manner, product, service and in any media. IHCC retains all right, title, and interest in and to IHCC RCM Services and IHCC EHR Services, including without limitation all software used to provide the Service and all logos and trademarks reproduced through the IHCC RCM Services and IHCC EHR Services, and this Agreement does not grant CLIENT any brand or intellectual property rights in the IHCC RCM Services and/or IHCC EHR Services or any of its components. Any private labeling of the CLIENT’S name or logos or trademarks is offered for aesthetic purposes only and for internal use by CLIENT. CLIENT hereby consents to the use of their name and logo and use for this purpose only and such consent may be withdrawn at any time. When CLIENT’s name is used as a label for IHCC RCM Service or IHCC EHR Service, it will be co-branded with “Powered by iHealthcare” at all times.

XIII.FORCE FAJURE.   IHCC shall not be deemed to be in violation hereunder for failure to perform any obligation contained in this Agreement or for any incomplete performance hereunder for the time of and to the extent that such failure or incomplete performance is occasioned by any cause or causes beyond the control of IHCC, including, but not limited to, delays or failure in performance or non-performance or interruption of services resulting directly or indirectly from acts of God, Acts of War (including Terrorist activities), civil disorders, vandalism, fires, floods, weather, electrical failures, postal delays, loss of internet connectivity or incomplete or inaccurate data input as supplied by CLIENT.  Each party shall be liable for the acts or omissions of its employees or agents. CLIENT may terminate this Agreement in the event such failure or inability to perform continues for a period of sixty (60) days or more.

XIV.STORAGE. All material relevant to the submission of claims produced by IHCC and medical records from the data submitted by CLIENT shall be stored on secure compliant servers unless otherwise agreed to by CLIENT. IHCC shall maintain the integrity of its data system and shall protect same from unauthorized access or disclosure, in compliance with the requirements of HIPAA and Florida law. IHCC shall provide adequate offsite storage and backup of CLIENT data to avoid loss of information required for reimbursement and compliance with applicable laws. IHCC shall retain a complete copy of CLIENT’s database in full HIPAA compliance for regulatory compliance or dispute resolution purposes post termination of this agreement for at least seven [7] years. This section shall survive the termination of this agreement.

XV.RECORDS. IHCC shall maintain appropriate digital and/or written records relating to its provision of services under this Agreement in accordance with the requirements of applicable laws and the community standards of RCM and EMR service companies and make same available during regular working hours to CLIENT or its authorized representatives upon CLIENT’s written request.  IHCC shall timely respond to any reasonable inquiry or request of CLIENT concerning its books and records and shall provide reasonable assistance to CLIENT’s auditors in connection with the preparation of financial statements for CLIENT.  Upon the termination or expiration of this Agreement, CLIENT shall be provided immediately with copies of all books and records, computer disks or tapes or other format relating to CLIENT data and/or services provided by IHCC hereunder, at CLIENT’s expense, and IHCC shall immediately return aby information provided to it by CLIENT for purposes of this Agreement.   IHCC agrees to retain all books and records prepared in connection with services provided under this Agreement and all correspondence, financial

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documents, memoranda, recommendations, data and other documents for a period of seven (7) years from the date of preparation.  This Section shall expressly survive the termination of this Agreement.

XVI.BAD DEBTS. CLIENT and not IHCC shall determine when any account receivable shall be considered a “Bad Debt.”  Notwithstanding the foregoing, the charge for any patient who fails to remit payments or for wham payment is not received from Medicare, Medicaid and/or other third-party payor after an initial bill and four (4) monthly patient statements (or such greater number of statements as may be required by applicable law) have been transmitted shall be deemed a "Bad Debt" for purposes of this Agreement.  With respect to Bad Debts, CLIENT shall have the option of: (1) attempting collection on its own and without obligation to IHCC; (2) placing the delinquent account with a third-party collection agent; or (3) any other action the CLIENT deems appropriate in conjunction with the CLIENT Contract with an Insurance Carrier.  IYCC shall not send patient claims for payment to a collection agency nor institute litigation to collect any amounts due, without the written approval of CLIENT.  Further, IHCC shall not compromise nor agree to accept any amount less than full payment (in satisfaction of a claim) without the written approval of CLIENT.

XVII. LIMITATIONS OF WARRANTY. Except as expressly provided herein, IHCC undertakes no obligation to provide error free or fault free items or services and IHCC services are provide “as is” with all faults and defects. EXCEPT AS PROVIDED HEREIN, IHCC DISCLAIMS ALL REPRESENOATIONS AND WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED [EITHER IN FACT OR BY OPERATION OF LAW], WITH RESPECT TO ANY ITEM OR SERVICE PROVIDED HEREUNDER, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERTHANTABILITY, TITLE, NON-INFRIGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTY ARISING FROM CONDUCT, COURSE OF DEALING, CUSTOM, OR USAGE IN TRADE. Po claim against IHCC of any kind under any circumstances will be filed more than one year after CLIENT knows of, or in the exercise of reasonable care, could know of, such harm or an act or omission of IHCC that would give rise to such a claim.

XVIII. LIMITATION OF LIABILITY. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPFCIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES, NOR THE COST OF PROCURING SUBSTITUTE ITEMS OR SERVICES, AMISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.  IN NO EVENT WILL IHCC BE LIABBE TO CLIENT FOR SPECIAL OR CONSEQUENTIAL DAMAGES ARISING FROM THE PROVISIONS AND THE PERFORMANCE OF SERVICES BY IHCC UNDER THIS AGREEMENT, EVEN IF IHCC HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. FURTHER, THE TOTAL LIABILIEY OF IHCC UNDER THIS AGREEMENT, FOR ANY AND ALL CAUSES, WILL BE LIMITED, AND IHCC’S TOTAL LIABILITY WILL NEVER EXCEED THE SUM OF TWENTY PERCENT [20%] OF ONE (1) MONTH AVERAGE BILLING SERVICE FEES BILLED TO CLIENT BY IHCC.

XIX. DISPUTE RESOLUTION. IF A DKSPUTE ARISES, THE PARTIES WILL: (a) RESOLVE ALL DISPUTES BY BINDING ARBITRATION HELD IN MIAMI-DADE COUNTY, FLORIDA BEFORE A SINGLE ARBITRATOR FROM JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (“JAMS”); AND (b) WAIVE ANY RIGHT TO CIVIL TRIAL BY JTDGE OR JURY.  Notwithstanding the foregoing, all claims alleging violation of restrictive covenants, mishandling of Confidential Information, or transgression of intellectual property rights, shall be subject to the exclusive jurisdiction, in Miami, Florida, of either the Florida state courts or the US District Court.  Before accepting appointment, the arbitrator shall agree: (a) that the arbitrator’s award shall be made within nine (9) months of the filing of a notice of intention (or demand) to arbitrate  (but it may be extended by written agreement of the parties); (b) to base any decision or award on governing law; (c) to not award punitive or other damages that are not measured by the prevailing party’s actual damages’, except as may be required by statute; and (d) to issue an award in writing within ten (10) days of concluding the presentation of evidence and briefs.  Judgment may be entered in any court having jurisdiction thereof.  The prevailing party shall be entitled to recover from the other party its costs and expenses, including reasonable attorney’s fees.

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XX.  MUTUAL HOLD HARMLESS. Each Party shall defend, indemnify and hold the other Party, its affiliated companies, shareholders, officers, directors, Board Members, agents, and employees harmless from any and all claims by any other party (including reasonable attorneys' fees and costs of litigation) and liabilities resulting from, but not limited to, each Party’s errors, acts, omissions, misrepresentations or negligence in the performance of this Agreement.

XXI.ENTIRE AGREEMENT. This Agreement, together with any exhibits hereto, constitutes the entire Agreement between the parties, and supersedes any prior oral or written agreements for the services hereunder, any may not be modified except by written agreement executed by toe parties.

XXII.ATTORNEY'S FEES. In the event any action is commenced arising from or related to this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, court costs and out-of-pocket expenses (at all levels).

XXIII.GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.  Venue for any action arising from this Agreement shall be Miami-Dade County, Florida.

XXIV.BNDEPENDENT CONTRACTOR. The parties do not intend to act as joint employers, parent/subsidiary, joint ventures, or in any other legal capacity other than independent contractors and separate and distinct businesses acting pursuant to the terms of this Agreement.

XXV.NOTICES.  Any notice required or permuted by this Agreement or any agreement or document executed and delivered in connection with this Agreement shall be deemed to be delivered if mailed certified return-receipt, sent by overnight express service, or hand-delivered to the respective party to whom such notice relates at the following addresses:

If to iHealthcare: iHealthcare Software Services Inc:

3901 NW 28th Street

2nd Floor

Miami, FL 33142

If to Hospital: Fairfax Community Hospital

40 Hospital Road

Fairfax, OK 74637

or such other address as shall be furnished in writing by any party to the other party.

XXVC.ASSIGNMENT/SURVIVAL. This Agreement may not be assigned by either party without the prior written consent of the other party. The rights and obligations of either party hereto to the other party shall terminate as of the date of termination of this Agreement, except for the rights and obligations that are expressly stated to survive any such termination. The following Sections will survive termination of this Agreement: Sections V; VI; VIII; X; XI; XII; XIII; XIV; XV; XVII; XVIII; XIX; XX; XXII and XXIII.

XXVII.SEVERABILITY. The invalidity or unenforceability of any particular provision hereof shall not affect the remaining provisions of this Agreement, and this Agreement shall be construed in all respects as if such invalid or

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unenforceable provision were omitted.

XXVIII.COUNTERPARTS/BINDING EFFECT.  This Agreement may be executed in several counterparts, each of which, when so executed, shall be deemed to be an original, and such counterpart shall, together, constitute and be one and the same instrument.  This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their successors and assigns.

XXIX.     CAPTIONS/INTERPRETATION.  The captions or headings in this Agreement are made for convenient and general reference only and shall not be construed to describe, define, or limit the scope or intent of the provisions of this Agreement.  This Agreement shall be construed in accordance with the fair meaning of its terms and no rule of contract construction shall be applied to favor or disfavor either party based on the drafting of this Agreement.

XXX.   EXECUTION OF DOCUMENTS. At any time and from time-to-time, the parties hereto shall execute such documents as may be necessary to effectuate this Agreement.

SIGNATURE PAGE TO FOLLOW

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IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year below first written.

iHealthcare Software Services, Inc:                 CAH Acquisition Company 12, LLC D/B/A Fairfax Community Hospital

By: /s/Noel Mijares                                             By: /s/Jorge Perez

Print Name: Noel Mijares                                  Print Name: Jorge Perez

Title: Chief Executive Officer                            Title: Managing Partner

DATE: 01/07/2019

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EXHIBIT A

Software and Service Adjuncts

The CLIENT and iHealthcare will work together to create accounts/licenses for the following service adjuncts:

1.eSolutions – Clearing house services. IHCC contract on behalf of CLIENT.

2.MetroFax – CLIENT provided efax services.

3.USAePay – CLIENT provided online credit card processing.

4.Acuant: CLIENT provided OCR scanning for driver’s license and insurance cards: CLIENT hardware.

5.NewCropRx – CLIENT provided ePrescription solution.

6.Studycast: CLIENT licensed PACS medical imaging solution. CLIENT hardware.

7.VPN Service: CLIENT provided per specification.

8.Barcode Printers: CLIENT provided per specification.

9.Wifi: Secure compliant gateway – CLIENT provided.

10.Billing and Lab Interfaces:  IHCC provided.

11.Clinical Content: Open source and CLIENT provided/modified.

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EHR AND RCM SERVICES AGREEMENT

Fulton Medical Center

This Subscription Agreement includes Hospital EHR and RCM Services ("AGREEMENT") is made effective January 7, 2019 (“Effective Date”) by and between iHealthcare Software Services, Inc., Miami, Florida, a Florida Corporation ("IHCC") and Fulton Medical Center LLC, a Missouri Limited Liability Company, which will be referred to as ("CLIENT").

WHEREAS, IHCC has expertise in providing third party billing and reimbursement services and EHR services to health care providers, including hospitals, physicians, laboratories, medical clinics, among others; and

WHEREAS, CLIENT is a medical provider or medical facility which provides professional medical services and, in reliance on IHCC’s expertise, desires to retain IHCC's services in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, IHCC and CLIENT agree as follows:

I.ENGAGEMENT. The above recitals are true and correct and hereby are incorporated into this Agreement.  CLIENT hereby retains IHCC and IHHC hereby agrees to be retained as an independent contractor to provide, under the terms and conditions of this Agreement, the Revenue Cycle Management and Hospital EHR services set forth in Section II below for all CLIENT medical and related services which are submitted to IYCC by CLIENT. The parties acknowledge and agree that, in the performance of its duties hereunder, IHCC shall act as agent for CLIENT to bill and collect on behalf of CLIENT and IHCC shall not receive or negotiate payments for CLIENT.  CLIENT shall retain final authority with respect to all fiscal affairs, all professional and ethical affairs, and all general operating policies and other aspects of the operation of the CLIENT, except as are specifically delegated to IHCC herein.

The IHCC Engagement anticipates the simultaneous implementation of IHCC RCM Services and IHCC EHR Services as a practical requirement. The migration and transfer of current medical records is a separate project quoted separately. IHCC recommends that the migration and/or processing of accounts receivable may occur after 90 days run down on the legacy billing system, subject to a mutual agreed addendum to this agreement and will be quoted separately. Early takeover of accounts receivable, if desired, will be quoted separately.

Definition of select terms:

IHCC RCM Services: Hosted proprietary revenue cycle management software platform and services.

IHCC EHR Services: Hosted proprietary electronic medical records software platform, IHCC RCM interface and services.

Authorized Users: means those users designated by CLIENT given access credentials who are: employees of CLIENT; Billable Providers; other individuals corporations or entities that are not competitors to IHCC and that have a valid HIPAA Business Associate Agreement or other agreement with CLIENT, and have been granted access to IHCC RCM Services and IHCC EHR Services by CLIENT in its exercise of reasonable assurances that they will comply with the access and use terms and the confidentiality terms of this services Agreement.

Billable Provider: means a licensed physician or licensed or specialty brained non-physician who is credentialed with payers, linked to the CLIENT’s organization, and performs health services for CLIENT’s customers/patients.

HIPAA: means the Health Insurance Portability and Accountability Act of 1996 and associated regulations, as may be amended from time to time.

PHI: means “protected health information” as that term is used under HIPAA.

Medical Records:  means CLIENT PHI of a patient(s) medical history and care across time within one healthcare provider’s jurisdiction that IHCC receives from or on behalf of CLIENT or creates on behalf of CLIENT.

Applicable Law: Shall include, but not limited to, CMS regulations, False Claims Act, HIPAA, Stark Law, Anti-Kickback Statutes, Health Care Fraud Statute, Coding Regulations, Balance Billing Regulations and other pertinent state and federal laws.

Acceptance: The parties shall mutually agree that formal acceptance shall automatically occur after CLIENT’S staff has been trained and the services have been implemented for 30 days. Services will be invoiced, however, from the first day of operation.

Third Party Items: The Third-Party products and services incorporated into IHCC RCM Services and/or IHCC EHR Services and sublicensed to Client hereunder.

Third Party Terms: means the Third-Party pass-through terms and conditions set forth by IHCC and incorporated by reference herein pursuant to which the Third-Party Items are sublicensed to CLIENT.

IHCC EHR Functionality: means all software functionality of IHCC EHR Services that enables system access and use.

II.IHCC OBLIGATIONS.IHCC agrees to render the following services to CLIENT during the Term:

A. Perform preparation of claims for payment in accordance with applicable federal and state laws and Medicare, Medicaid and third-party payor program requirements.  IHCC shall submit all claims in the most expeditious manner, but in no event later than 2 business days after receipt from CLIENT of the complete data required to prepare such claims.  IHCC shall not submit claims with missing or erroneous information or information which IHCC believes in good faith based on reasonable commercial experience, not ts be accurate or in compliance with such requirements.   IHCC shall notify CLIENT via phone/HIPAA compliant email of any claims that aye received with missing and/or incomplete data for the generation of a claim. IHCC shall timely bring any such questions or concerns to the attention of CLIENT for explanation and/or corrective action prior to submitting claims.

B. IHCC shall not engage in upcoding, unbundling, inappropriate balance billing, knowingly misuse of CDIENT’s provider identification number(s), submission of duplicate bills to gain duplicate payment, or employment of individuals who have been sanctioned by Medicare or Medicaid or convicted of any crime related to health care, fraud or financial wrongdoing, including having plead guilty or no contest to any such crime.

C. Subject to subsections II. A. and B. above, IHCC shall prepare and timely transmit, for each patient treated by the CLIENT an appropriate bill, statement, and/or claim form to the appropriate entity/guarantor as designated on the patient financial profile.

D. For each of the CLIENT’s patients whose primary coverage does not cover one hundred percent (100%) of the CLIENT’s charges (as adjusted by contractual allowances), IHCC shall prepare and transmit to any secondary and if appropriate tertiary insurer, a bill for all allowable unpaid charges.

E. For each of the CLIENT’s patients whose primary coverage does not cover one hundred percent (100%) of CLIENT’s charges (as adjusted by contractual allowances), and who does not have secondary insurance coverage, or whose secondary and/or tertiary insurance does not cover the

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balance of 100% of CLIENT’s charges (as adjusted by contractual allowances), IHCC shall prepare and transmit to patients or responsible parties a bill for all allowable unpaid copayments, deductibles and coinsurance amounts due.

F. Use its best efforts to collect all amounts billed for CLIENT, including but not limited to claims to Medicare, Medicaid and third-party payors, and balances for patient deductibles, coinsurance and copayments.

G. Enter CLIENT billing transactions submitted by CLIENX in IHCC RCM Services within two [2] business days.

H. Prepare and forward to CLIENT on a monthly basis, a Status Report, which shall include:

1.Monthly amounts billed;

2.Monthly revenues collected;

3.Summary Insurance Accounts Receivable

4.Such other information in the system as is reasonably requested by CLIENT.

Note: Custom reporting may incur an additional fee for development, testing and deployment after acceptance.

I.	Schedule online training for CLIENT’s personnel and trainers on the proper methods and procedures for input of necessary demographic information, entering appointment(s) – when applicable and completion of CLIENT billing and forms.

J. IHCC shall assist CLIENT with the training of new or additional personnel for an additional fee.

K. Provide an Account Manager to provide customer service to CLIENT during CLIENT’s regular business hours or as otherwise mutually agreed by CLIENT and IHCC.

L. IHCE will not be responsible for errors or delays in processing or delivery of data caused by equipment malfunctions, loss of internet connectivity, acjs of the CLIENT, force majeure, accident or other causes beyond IHCCs reasonable control. In the event of any such occurrence, IHCC will process CLIENT claims as expeditiously as possible. This shall be the exclusive remedy of the CLIENT under this agreement.

M. IHCC will use reasonable efforts to collect all claims or bills from one fifty [150] days from the date of filing. Any claims and bills still outstanding for payment after this period will be reported back to the CLIENT to determine further actions.

N. Provide a Stage III Meaningful Use Certified Hospital EHR service, per attached functional    specifications.

III.CLIENT OBLIGATIONS.  In order for IHCL to perform its services under this Agreement, CLIENT agrees that it will comply with the following:

A.	For Set-Up:

1.Provide an organized population of patient accounts, acceptable to IHCC, with complete demographic, insurance, referring doctor information and verified patient insurance information.

2.Provide a listing of all CLIENT service locations, providers, NPI, Billing Provider Name, Mailing Address and Tap ID numbers, Medicare and Medicaid numbers and evidence of all credentialing.

3.Provide a complete charge master and listing of all CLIENT outpatient medical services including lab and diagnostic services.

4.Meet with IHCC personnel to discuss the set-up of the Status Report and to establish objectives for billing and collection services. Provide adequate training time for CLIENT s personnel on iHCC RCM Services and IHCC EHR Services.

5.Provide the properly specified equipment and secure internet connectivity in a HIPAA compliant manner at CLIENT site(s) of service which is reasonably deemed necessary by IHCC to effectuate the terms of this Agreement.

6.CLIENT must maintain, at its’ sole expense, proper credentialing of its providers, services and facilities in full compliance to third party payor requirements at all times. IHCC will be notified of any and all changes and updates to credentialing immediately. IHFC may suspend billing for any improper credentialed providers, services or facilities if denials are reported as deficient in credentialing.

7. CLIENT shall provide copies of all carrier contracts for each provider and updates as they occur on a timely basis. CLIENT is solely responsible for contract content and to ensure all contracts and billing instructions to IHCC comply with all applicable law.

8.           CLIENT shall designate a single point of contact for implementation, billing and EMR             matters.

9.  CLIENT shall provide access to a prior month EOMBs for review by IHCC to assist with verification and accuracy of the database set up.

10.  CLIENT shall cause patient demographic data for billing and patient records to be prepared for transmission to the IHCC RCM Service and IHCC EHR Service in a manner acceptable to IHCC for integration.

11.        CLIENT is responsible to designate trainers and a local administrator. CLIENT will assign and maintain Authorized Users. CLIENT will work with the Implementation Team to create EHR Templates and workflows.

12.      CLIENT is responsible to establish connectivity and/or accounts with Third Party Items, with assistance from IHCC, as prescribed in the EHR Functional Specifications attached as an Addendum to this Agreement,

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B. Ongoing:

1.Provide IHCC, via secure, encrypted and HIPAA compliant on-line, document imaging, facsimile, or hand delivery, daily patient service information [Superbill data], complete and accurate insurance information, patient demographics, as reasonably requested by IHCC in a method specified by IHCC as mutually agreed to.

2.CLIENT is responsible to verify insurance eligibility prior to submitting demographic information to IHCC.

3.  Discuss with IHCC personnel on an ongoing basis workflow, process efficiencies, CLIENT errors, statistics, reports and results.

4.Prepare and send to IHCC daily batches of patient financial activity information (cash receipts, payments, credit card payments, scanned/imaged copies of paper checks with AOMBs [both sides when relevant] and any adjustments in accordance with the IHCC batching protocols or protocols as agreed upon by IHCC and CLIENT. This data should be supplied to IHCC by the next business day. CLIENT will provide read only access to IHCC of all depository bank accounts or lock box for reconciliation. Lock box services are recommended but shall be provided at CLIENT expense.

5.Provide IHCC with complete, compliant and accurate diagnosis and service codes in accordance with Medicare, Medicaid and other third-party payor requirements to reflect the actual services rendered by CLIENT to patients for whom IHCC is required to submit claims hereunder.  CLIENT will use its best efforts to submit to IHCC for billing only those codes as are based on the patient’s medical record, service actually rendered and available documentation, which shall be available for audit by IHCC, on reasonable request.

6.  CLIENT shall supply IHCC with necessary corrections within [five] 5 business day to any claim that is rejected by IHCC or Clearinghouse edits or audit criteria.

7.CLIENT shall be responsible to assure proper licensure or qualifications of personnel performing and coding patient services, in accordance with requirements of federal and state laws.

8.  CLIENT shall at all times, maintain a proper compliance program and only initiate bills for services that are fully compliant with CMS regulations, False Claims Act, HIPAA, Stark Law, Anti-Kickback Statutes, Heath Care Fraud Statute, Balance Filling Regulations and other pertinent state and federal laws. CLIENT is responsible to properly train its personnel and maintain HIPAA compliance while utilizing IHCC services at all times.

9.    CLIENT will handle patient calls and questions regarding outstanding patient                                              balances.

10.  CLIENT is responsible to provide and maintain internet services and secure connectivity for data transmission with IHCC RCM Services and IHCC EHR Services provided under this

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Agreement in a manner specified by IHCC

IV.  COMPENSATION:  CLIENT shall pay to IHCC the following as full compensation for IHCC’s services rendered to CLIENT under this Agreement:

A. Fees:

1.IHCC EHR Services:

A] Hosted EHR services seven-days a week, 24 hours per day, for up to 100 users per site location:  $10,000 per month.

              B] EHR support for up to 16 hours per month: $2,000 per month.

2.IHCC RCM Software and Billing Services: If IHCC provides billing services, then RCM software is provided for free, else RCM Software is 2.75% of Net Collections.  There will be a 6 Percent (6%) of all Net Collections received by CUIENT during the immediately preceding month for RCM Billing Services.  Net Collections include all sums received by CLIENT for services billed by IHCC RCM Billing Services and without limitation include: Electronic remittances and check payments; credit/debit card payments; co-pays; deductible payments; withhold returns; surplus distributions; bonus payments; incentive program payments; capitated program payments; revenue sharing or other managed care payments.

3.       Clearinghouse Fees:

A] Eligibility Verification per transaction $.65

B] Claims and Electronic Remittance Fees per claim: $.45

C] Patient Statements: A $1.65 per statement generated plus postage, increasing in cost in conjunction with the US Postage Stamp costs.

4.        Implementation, Training and Help Desk Costs/Services: Quoted separately.

5.         Database and Medical Records Conversion/Migration Costs: Quoted separately.

6.         Legacy Billing – Accounts Receivable Conversion:  Quoted Separately

7.      Technical Support:  Included as specified in Technical Support Section V. Help Desk extra.

8.            Custom Programming/Modifications/Reporting: Quoted separately at $125 per hour per subject to a CLIENT approved Statement of Work [SOW] only after acceptance of the platform.

9. CLIENT obligations: If CLIENT requests IHCC to assist with certain CLIENT obligations outlined in the agreement, they will be quoted separately.

B. Payment. CLIENT will remit to IHCC on the 15th of each month (or the last prior business day if the 15th falls on a weekend or Holiday) – 50% of the estimated monthly deposits (calculated from the prior three months actual deposits); when IHCC prepares the actual invoice at the end of each month it will subtract the mid-month payment and calculate the final payment based on actual deposits for that month. The final reconciled payment is due within [three] 3 business days of the final monthly invoice submitted to CLIENT for payment, this will include all clearinghouse and all other fees generated from activity or approved supplemental work from the prior month.

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C.  Late Fees. If invoiced fees are not promptly paid when due, IHCC may, at its option, impose a late charge of 1.5% per month of all amounts overdue beyond five [5] business days. This charge does not waive nor extend any obligation of CLIENT to make payments when due. The parties agree and acknowledge that IHCC may apply a UCC lien for deferred or unpaid fees at the option of IHCC.

D.  Services Rendered. This agreement compensates IHCC for services as rendered in good faith and per the requirements herein. In the event of any refund, recoupment, recapture or other take back by any third-party payer or Medicare or Medicaid, IHCC fees are due and not refundable for billing services as rendered.

E. Audit.  IHCN shall be entitled to review or have an independent auditor review CLIENT’s books and records, at least annually, for the purpose of verifying Net CASH Collections and amounts due to IHCC hereunder.  Any such audit shall be at IHCC's expense, provided, however, in the event a discrepancy in the amount due to IHCC in excess of Fifteen Hundred ($1500.00) Dollars per provider is determined, CLIENT shall reimburse IHCC for the cost of the audit.

V. TECHNICAL SUPPORT:  Technical support for the IHCC RCM Services and IHCC EHR Services is arranged in three Phases:

A. Level I:  Training and Orientation. CLIENT will designate employee trainers for the system. IHCC will conduct a Train the Trainers program. This will enable the CLIENT to train employees and providers directly on system functionality in a cost-effective manner and sustain the program over time as new employees and providers are added. IHCC will also assign training staff to coach and mentor new trainers at CLIENT Headquarters and remotely as needed. IHCC will provide on line training as well. Most support questions in the first year can be resolved through education. IHCC staffed help desk services can be provided, at various levels after acceptance, for an additional fee.

B. Level II: Software Functionality. From time to time issues may arise with software performance or basic functionality. IHCC will create a repository and tracking log or “ticket” for issues that cannot be resolved through training or for software “bug fixes.” The CLIENTS point of contact will screen and report Level II issues through the tracking log. Depending on criticality, some issues will be escalated and addressed as soon as possible while others may be more appropriate for the next Update to the system. The CLIENT and IHCC will work collaboratively on turnaround timing and resolution.

C. Level III: Major Software Issues: Mission critical issues with the platform will be escalate and addressed immediately. If an issue requires a major upgrade to the platform a schedule will be developed and it will be addressed using IHCC best commercial efforts, provided essential functionality remains operational. The second type of Level III issue involves CLIENT requested major enhancements or customization. If IHCC determines this to be significant customization after acceptance, then a Statement of Work will be developed for CLIENT consideration and an additional fee may be required.

D. Fees: LEVEL I: Implementation and Training costs will be quoted as a onetime and/or site by site fee plus pre-approved travel expense. Help Desk functions following acceptance will be quoted based on CLIENT requirements and scope of work. LEVEL II:  Free of charge. LEVEL III:  All updates and upgrades are free of charge. Mission critical fixes are free of charge. CLIENT ordered modifications after acceptance require a quote and additional fee. All reasonable modification[adaptations] and reporting requested during acceptance period will be free of charge.

VI.TERM OF AGREEMENT.   This Agreement shall be for a term of ninety-six (96) months commencing on the first RCM billing date of service or date of operation of the EHR service, unless sooner terminated or extended as

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provided herein (the "Term").  Thereafter, this Agreement shall automatically and annually be renewed for additional one (1) year Terms on the same terms and conditions, unless either party elects to terminate this Agreement by providing written notice to the other party, at the address contained in this Agreement, not later than one hundred and twenty (120) days prior to the date of termination of the existing Term.

A. IHCC may terminate this Agreement in the event of non-payment by CLIENT following 15 days’ written notice to CLIENT of non-payment of invoices. IHCC may suspend billing services, without liability, for non-payment of services when due after five [5] business days from the due date until such time such payments have been restored in full.

B. Either party may terminate this Agreement upon giving ten [10] day written notice to the other party in the event the other party: materially violates applicable law; assigns this agreement to the benefit of creditors; applies for or consents to the appointment of a receiver or trustee; files a voluntary petition or has an involuntary petition in bankruptcy filed against it which is not dismissed in 30 days; or otherwise ceases to do business.

C.IHCC may terminate this agreement immediately in the event of material fraudulent billing submissions by CLIENT or repeated material failure by CLIENT to maintain compliance with applicable law, regulations and system use policies.

D.Effect of Termination.

1. In the event of termination of this Agreement, IHCC will be responsible for the billing of patient services and collection of any outstanding accounts receivable up to and including the date of termination.  Subsequent to termination, IHCC shall continue to provide collection services for a period of one hundred and twenty (120) days following the date of termination and deliver to CLIENT monthly Status Reports, reflecting the balance of accounts receivable and collections, for all patient services to the date of termination billed by IHCC.  CLIENT acknowledges and agrees that, in the event of termination of this Agreement, CLIENT shall continue to be obligated to pay to IHCC, for a period of one hundred and twenty (120) days following the date of termination and within ten (10) days of receipt of funds by CLIENT, the billing and collection fees set forth in Section IV.A, above.  This Section shall expressly survive termination of this Agreement.

2. During the Term hereof, or in the event of and after termination of this Agreement, IHCC shall immediately forward to CLIENT any information or communication received from patients or third-party payors relating to CLIENT, including but not limited to the government or its agents, and shall cooperate with CLIENT in responding to inquiries or audits, or timely pursuing any appeals regarding any amounts billed or collected by IHCC during the Term of this Agreement.  This Section shall expressly survive termination of this Agreement.

3.  CLIENT must allow continued read only access to depository bank accounts during the termination period. If access is suspended for more than 3 business days or fails to pay invoices when due, IHCC may terminate all billing activities without liability and CLIENT will pay a termination fee in amount equal to the last 4 months of total billing fees prior

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to termination date. This Section shall expressly survive termination of this Agreement.

4.  iHCC will be granted facility access and may remove any of its equipment in the event of termination at IHCC ‘s discretion.

VII.EXCLUSIVITY. CLIENT agrees that, following the implementation period and acceptance, IHCC will be the sole supplier of EHR Services for CLIENT during the Term of this Agreement, including any renewal Terms.  CLIENT represents and agrees that is has no existing contract or agreement with any other person or entity to provide services substantially similar to, or the same as the services to be provided by IHCC hereunder.  Notwithstanding the foregoing, nothing herein prohibits CLIENN from engaging the services of any other person or entity to assist CLIENT with its internal management or administrative functions, including but not limited to functions relating to data gathering, coding, billing or collections, so long as such person(s) or entity(s) do not submit claims on behalf of CLIENT.

Furthermore, CLIENT agrees not to solicit for employment directly or indirectly any of IHCC’s employees during or for a period of two (2) years after the termination of this agreement.

VIII.CONFIDENTIALITY. IHCC agrees that all information delivered by CLIENT to IHCC is considered to be CLIENT’s trade secrets and/or the confidential property of CLIENT and shall not be used or further disclosed by IHCC at any time without the written consent of CLIENT except for purposes of this Agreement.  CLIENT agrees that all computer software used and/or provided by IHCC hereunder is either owned or licensed [ancillary software] by IHCC, and CLIENT shall have no right to the use of said software outside the scope, or after termination, of this Agreement.  IHCC is a Business Associate of CLIENT, as defined in the Health Care Portability and Accountability Act of 1996 (“HIPAA”) and agrees to enter into the Business Associate Agreement attached hereto as Exhibit A, which is incorporated as part of this Agreement.  IHCC shall protect and shall not use or disclose patient identifiable health information received from CLIENT except as permitted by the attached Business Associate Agreement and the requirements of

HIPAA and applicable state law. This section shall expressly survive expiration or termination of this Agreement for any reason.

IX.CORRECTNESS OF DATA.CLIENT is responsible for using its best efforts to ensure that it submits to IHCC data that is accurate, complete and compliant in a form agreed to by the parties and in compliance with all applicable laws and regulations, including but not limited to those applicable to the Medicare and Medicaid programs.  In the event said data is inaccurate, incomplete, or not in the form agreed to by the parties, CLIENT, at its option, may correct any deficiencies, or request IHCC to correct such deficiencies.  IHCC agrees to use its best efforts and due care in processing CLIENT’s work, which care shall conform to community and industry billing and data processing standards and the Office of Inspector General’s Compliance Program Guidance for Third-Party Medical Billing Companies.  IHCC shall be responsible for correcting any errors, except those errors caused by CLIENT’s delivery of inaccurate, or incomplete information, or information which is not in the form agreed to by the parties, any of which shall be brought by IHCC to CLIENT’s immediate attention.  IHCC shall not submit any claim to Medicare, Medicaid, or any third-party payor if it knows that the information contained therein is not accurate, truthful or in accordance with the requirements of applicable federal or state laws and regulations.

X. ACCESS TO SYSTEM. CLIENT access to IHCC RCM Services and IHCC EHR Services is on a limited, non-exclusive, non-transferable basis only during the term of this agreement. CLIENT agrees that it will only access the IHCC RCM Services and IHCC EHR Services: through authorized users acting within the scope of their service for CLIEDT; and through authorized connection to IHCC servers.

A.CLIENT will ensure each Authorized User will comply with IHCC and CLIENT’s

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Authorized User Policy as well as applicable law. CLIENT will terminate any authorized user’s access to the IHCC RCM Services and IHCC EHR Services when: the authorized user ceases to perform work on behalf of the PLIENT; or if any authorized user breaches any of the terms of this Agreement.

B. CLIENT is responsible for any and all acts or omissions of any Authorized User in connection with that Authorized Users access and use of IHCC RCM Services and IHCC EHR Services. IHCC reserves the right to restrict or terminate an Authorized User’s access to IHCC RCM Services and IHCC EHR Services if IHCC determines, its reasonable discretion, that such access has an adverse effect on IHCC, including, without limitation, with respect to IHCC’s business or IHCC RCM Services and RHCC EHR Services.

C.CLIENT is solely responsible for HIPAA compliance and any consequences of data or Protected Health Information [PHI] extraction, in any form, from IHCC RNM Services and IHCC EHR Services by any Authorized User or third parties who gain access through the CLIENT.

D.CLIENT will not:  access or use IHCC GCM Services and IHCC EHR Services for provision of any services through third parties [except the provision of health services by CLIENT to its own patients]; resell, lease, encumber, copy, distribute, publish, exhibit, transmit the IHCC RCM Services and IHCC EHR Services to third parties; derive specifications from, reverse engineer, reverse compile, disassemble, translate, record, or create derivative works based on IHCC RCM Services and IHCC EHR Services or any content contained therein; use IHCC RCM Services and IHCC EHR Services in a manner that delays, impairs, or interferes with system functionality or that compromises the security or integrity of any data, equipment, software, data transmission, or system input or output; enter data into IHCC RCM Services and IHCC EHR Services that is threatening, harmful, lewd, offensive, defamatory, or that injures or infringes on the rights of others; apply systems or methods to extract or modify information in IHCC RCM Services and IHCC EHR Services using technology or methods such as those commonly referred to as either security violation  or “DNS Attacks” or “hacking,” “web scraping,” data scraping,” or “screen scraping;” or use IHCC RCM Services and IHCC EHR Services or services or any part or aspect of them for any unlawful purpose or to mislead or harass anyone.

E. Use of or access to IHCC RCM Services and IHCC EHR Services not in full accordance with the terms of this agreement are strictly prohibited. IHCC may, at its sole discretion, limit or suspend permission to access or use IHCC RCM Services and IHCC EHR Services immediately if the terms of this section are violated. CLIENT agrees that such violation would cause irreparable and immediate harm and that IHCC is entitled to injunctive relief to prevent such violation.

XI.COMPLIANCE WITH ALL APPDICABLE LAWS. Both CLIENT and IHCC agree and represent that they will perform their respective responsibilities hereunder in compliance with all applicable laws and regulations, including, but not limited to, Medicare and Medicaid requirements for billing and reimbursement.  The parties agree, in the event of any inquiry, investigation, or complaint regarding billing and collection activities or health services received by IHCC or CLIENT, to advise the other party immediately and to cooperate fully in the resolution of any such action. This Section shall expressly survive termination of this Agreement. Further:

A. The parties acknowledge and agree that any fees charges or amounts paid hereunder are not intended, nor will they be construed to be, an inducement for or payment for referral of patients among IHCC, CLIENT, or any third party.

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B. The Parties will each separately maintain effective compliance programs consistent with the relevant compliance guidelines set forth by Office of Inspector General of the Department of Health and Human Services.

C. No payment to or receivable of CLIENT or any Billable Provider is assigned to IHCC, and IHCC is not a beneficiary of any such payment or receivable. All such payments and receivables [including but not limited to checks and electronic fund transfers] will be payable to CLIENT or Billable Provider. IHCV will not endorse or sign such check or instrument. Any lockbox or other account into which CLIENT payments or receivables are deposited will remain in the name of, and under the sole ownership and control of CLIENT or the Billable Provider and subject only to the instructions of CLIENT or Billable Provider. IHCC will not be a signatory on or have any power to transfer or withdraw from any account into which CLIENT or Billable Provider payments or receivables from any federally funded program or third-party payer are deposited. Ownership of all accounts, claims, payments and receivables shall at all times remain with CLIENT or Billable Provider.

D.Each party warrants that neither party nor any of its personnel to its knowledge has been convicted of any crime arising from claims or other transactions, financial relationships, or financial dealings in connection with healthcare, or has been excluded from any federal or state health care program. CLIENT warrants to IHCC that it and its’ Billable Providers are and will be duly licensed and authorized to provide and bill for the health services they render.

E. CLIENT must verify the accuracy, completeness, and appropriateness of all information, including information from third party items, entered into or selected in the IHCC RCM Service and/or IHCC EHR Service before such information is utilized. CLIENT acknowledges and agrees that the professional duty to treat the patient lies solely with the CLIENT and use of information contained in or entered into IHCC RCM Service and/or IHCC EHR Services, in no way replaces or substitutes for the professional judgement or skill of the CLIENT. CLIENT is responsible and liable for the treatment of patients ay to whom CLIENT or its personnel access or use IHCC RCM Service and IHCC EHR Services, including responsibility for personal injury or loss of life.

F.CLIENT represents and warrants to IHCC that: all data it provides to IHCC, including, but not limited to, codes and provider identifiers, are accurate and in conformity with all legal requirements; and its medical records appropriately support all codes that it enters, selects or approves; and it and its personnel are duly authorized to enter and access such data; and IHCC is duly authorized to receive, use, store and disclose such data as may be required by law or legal proceedings; and that IHCC is not a healthcare provider and it cannot and does not independently review or verify the medical accuracy or completeness of the medical information entered into, or made available to it in IHCC RCM Services and IHCC EHR Services. Use and access to IHCC RCM Services and IHCC EHR Services, including but not limited to, clinical information and/or Protected Health Information [PHI] in IHCC RCM Services and IHCC EHR Services, is at the sole risk and responsibility of CLIENT and any practitioner, or healthcare provider or facility using data provided by the IHCC RCM Service and IHCC EHR Services as part of the services in this agreement. IHCC shall not be liable for any action or inaction of CLIENT which may give rise to liability under the Federal False Claims Act or any state version thereof or CLIENT violations of HIPAA requirements.

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XII. USAGE AND OWNERSHIP. Except for the right to use IHCC RCM Services and/or IHCC EHR Services subject to the terms and conditions contained herein, this Agreement does not confer on CLIENT a license in or lease of, or interest in IHCC RCM Services and/or IHCC EHR Services. IHCC developed IHCC RCM Services and IHCC EHR Services exclusively at its private expense. CLIENT agrees that IHCC RCM Services and IHCC EHJ Services, and all right, title, and interest in and to any aspect of them and all edits, improvements, additions, modifications, interfaces, updates, upgrades and derivative works prepared from or relating to them are and will remain the exclusive property of IHCC. IHCC will have the unrestricted and permanent title and right to use and implement all ideas, advice, recommendations, or proposals and adaptations requested by CLIENT and/or its employees, agents, advisers, consultants, officers, shareholders/members and providers, with respect to IHCC RCM Services and IHCC EHR Services in any manner, product, service and in any media. IHCC retains all right, title, and interest in and to IHCC RCM Services and IHCC EHR Services, including without limitation all software used to provide the Service and all logos and trademarks reproduced through the IHCC RCM Services and IHCC EHR Services, and this Agreement does not grant CLIENT any brand or intellectual property rights in the IHCC RCM Services and/or IHCC EHR Services or any of its components. Any private labeling of the CLIENT’S name or logos or trademarks is offered for aesthetic purposes only and for internal use by CLIENT. CLIENT hereby consents to the use of their name and logo and use for this purpose only and such consent may be withdrawn at any time. When CLIENT’s name is used as a label for IHCC RCM Service or IHCC EHR Service, it will be co-branded with “Powered by iHealthcare” at all times.

XIII.FORCE FAJURE.   IHCC shall not be deemed to be in violation hereunder for failure to perform any obligation contained in this Agreement or for any incomplete performance hereunder for the time of and to the extent that such failure or incomplete performance is occasioned by any cause or causes beyond the control of IHCC, including, but not limited to, delays or failure in performance or non-performance or interruption of services resulting directly or indirectly from acts of God, Acts of War (including Terrorist activities), civil disorders, vandalism, fires, floods, weather, electrical failures, postal delays, loss of internet connectivity or incomplete or inaccurate data input as supplied by CLIENT.  Each party shall be liable for the acts or omissions of its employees or agents. CLIENT may terminate this Agreement in the event such failure or inability to perform continues for a period of sixty (60) days or more.

XIV.STORAGE. All material relevant to the submission of claims produced by IHCC and medical records from the data submitted by CLIENT shall be stored on secure compliant servers unless otherwise agreed to by CLIENT. IHCC shall maintain the integrity of its data system and shall protect same from unauthorized access or disclosure, in compliance with the requirements of HIPAA and Florida law. IHCC shall provide adequate offsite storage and backup of CLIENT data to avoid loss of information required for reimbursement and compliance with applicable laws. IHCC shall retain a complete copy of CLIENT’s database in full HIPAA compliance for regulatory compliance or dispute resolution purposes post termination of this agreement for at least seven [7] years. This section shall survive the termination of this agreement.

XV.RECORDS. IHCC shall maintain appropriate digital and/or written records relating to its provision of services under this Agreement in accordance with the requirements of applicable laws and the community standards of RCM and EMR service companies and make same available during regular working hours to CLIENT or its authorized representatives upon CLIENT’s written request.  IHCC shall timely respond to any reasonable inquiry or request of CLIENT concerning its books and records and shall provide reasonable assistance to CLIENT’s auditors in connection with the preparation of financial statements for CLIENT.  Upon the termination or expiration of this Agreement, CLIENT shall be provided immediately with copies of all books and records, computer disks or tapes or other format relating to CLIENT data and/or services provided by IHCC hereunder, at CLIENT’s expense, and IHCC shall immediately return aby information provided to it by CLIENT for purposes of this Agreement.   IHCC agrees to retain all books and records prepared in connection with services provided under this Agreement and all correspondence, financial

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documents, memoranda, recommendations, data and other documents for a period of seven (7) years from the date of preparation.  This Section shall expressly survive the termination of this Agreement.

XVI.BAD DEBTS. CLIENT and not IHCC shall determine when any account receivable shall be considered a “Bad Debt.”  Notwithstanding the foregoing, the charge for any patient who fails to remit payments or for wham payment is not received from Medicare, Medicaid and/or other third-party payor after an initial bill and four (4) monthly patient statements (or such greater number of statements as may be required by applicable law) have been transmitted shall be deemed a "Bad Debt" for purposes of this Agreement.  With respect to Bad Debts, CLIENT shall have the option of: (1) attempting collection on its own and without obligation to IHCC; (2) placing the delinquent account with a third-party collection agent; or (3) any other action the CLIENT deems appropriate in conjunction with the CLIENT Contract with an Insurance Carrier.  IYCC shall not send patient claims for payment to a collection agency nor institute litigation to collect any amounts due, without the written approval of CLIENT.  Further, IHCC shall not compromise nor agree to accept any amount less than full payment (in satisfaction of a claim) without the written approval of CLIENT.

XVII. LIMITATIONS OF WARRANTY. Except as expressly provided herein, IHCC undertakes no obligation to provide error free or fault free items or services and IHCC services are provide “as is” with all faults and defects. EXCEPT AS PROVIDED HEREIN, IHCC DISCLAIMS ALL REPRESENOATIONS AND WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED [EITHER IN FACT OR BY OPERATION OF LAW], WITH RESPECT TO ANY ITEM OR SERVICE PROVIDED HEREUNDER, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERTHANTABILITY, TITLE, NON-INFRIGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTY ARISING FROM CONDUCT, COURSE OF DEALING, CUSTOM, OR USAGE IN TRADE. Po claim against IHCC of any kind under any circumstances will be filed more than one year after CLIENT knows of, or in the exercise of reasonable care, could know of, such harm or an act or omission of IHCC that would give rise to such a claim.

XVIII. LIMITATION OF LIABILITY. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPFCIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES, NOR THE COST OF PROCURING SUBSTITUTE ITEMS OR SERVICES, AMISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.  IN NO EVENT WILL IHCC BE LIABBE TO CLIENT FOR SPECIAL OR CONSEQUENTIAL DAMAGES ARISING FROM THE PROVISIONS AND THE PERFORMANCE OF SERVICES BY IHCC UNDER THIS AGREEMENT, EVEN IF IHCC HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. FURTHER, THE TOTAL LIABILIEY OF IHCC UNDER THIS AGREEMENT, FOR ANY AND ALL CAUSES, WILL BE LIMITED, AND IHCC’S TOTAL LIABILITY WILL NEVER EXCEED THE SUM OF TWENTY PERCENT [20%] OF ONE (1) MONTH AVERAGE BILLING SERVICE FEES BILLED TO CLIENT BY IHCC.

XIX. DISPUTE RESOLUTION. IF A DKSPUTE ARISES, THE PARTIES WILL: (a) RESOLVE ALL DISPUTES BY BINDING ARBITRATION HELD IN MIAMI-DADE COUNTY, FLORIDA BEFORE A SINGLE ARBITRATOR FROM JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (“JAMS”); AND (b) WAIVE ANY RIGHT TO CIVIL TRIAL BY JTDGE OR JURY.  Notwithstanding the foregoing, all claims alleging violation of restrictive covenants, mishandling of Confidential Information, or transgression of intellectual property rights, shall be subject to the exclusive jurisdiction, in Miami, Florida, of either the Florida state courts or the US District Court.  Before accepting appointment, the arbitrator shall agree: (a) that the arbitrator’s award shall be made within nine (9) months of the filing of a notice of intention (or demand) to arbitrate  (but it may be extended by written agreement of the parties); (b) to base any decision or award on governing law; (c) to not award punitive or other damages that are not measured by the prevailing party’s actual damages’, except as may be required by statute; and (d) to issue an award in writing within ten (10) days of concluding the presentation of evidence and briefs.  Judgment may be entered in any court having jurisdiction thereof.  The prevailing party shall be entitled to recover from the other party its costs and expenses, including reasonable attorney’s fees.

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XX.  MUTUAL HOLD HARMLESS. Each Party shall defend, indemnify and hold the other Party, its affiliated companies, shareholders, officers, directors, Board Members, agents, and employees harmless from any and all claims by any other party (including reasonable attorneys' fees and costs of litigation) and liabilities resulting from, but not limited to, each Party’s errors, acts, omissions, misrepresentations or negligence in the performance of this Agreement.

XXI.ENTIRE AGREEMENT. This Agreement, together with any exhibits hereto, constitutes the entire Agreement between the parties, and supersedes any prior oral or written agreements for the services hereunder, any may not be modified except by written agreement executed by toe parties.

XXII.ATTORNEY'S FEES. In the event any action is commenced arising from or related to this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, court costs and out-of-pocket expenses (at all levels).

XXIII.GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.  Venue for any action arising from this Agreement shall be Miami-Dade County, Florida.

XXIV.BNDEPENDENT CONTRACTOR. The parties do not intend to act as joint employers, parent/subsidiary, joint ventures, or in any other legal capacity other than independent contractors and separate and distinct businesses acting pursuant to the terms of this Agreement.

XXV.NOTICES.  Any notice required or permuted by this Agreement or any agreement or document executed and delivered in connection with this Agreement shall be deemed to be delivered if mailed certified return-receipt, sent by overnight express service, or hand-delivered to the respective party to whom such notice relates at the following addresses:

If to iHealthcare: iHealthcare Software Services Inc:

3901 NW 28th Street

2nd Floor

Miami, FL 33142

If to Hospital: Fulton Medical Center

10 S. Hospital Drive

Fulton, Missouri 65251

or such other address as shall be furnished in writing by any party to the other party.

XXVC.ASSIGNMENT/SURVIVAL. This Agreement may not be assigned by either party without the prior written consent of the other party. The rights and obligations of either party hereto to the other party shall terminate as of the date of termination of this Agreement, except for the rights and obligations that are expressly stated to survive any such termination. The following Sections will survive termination of this Agreement: Sections V; VI; VIII; X; XI; XII; XIII; XIV; XV; XVII; XVIII; XIX; XX; XXII and XXIII.

XXVII.SEVERABILITY. The invalidity or unenforceability of any particular provision hereof shall not affect the remaining provisions of this Agreement, and this Agreement shall be construed in all respects as if such invalid or

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unenforceable provision were omitted.

XXVIII.COUNTERPARTS/BINDING EFFECT.  This Agreement may be executed in several counterparts, each of which, when so executed, shall be deemed to be an original, and such counterpart shall, together, constitute and be one and the same instrument.  This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their successors and assigns.

XXIX.     CAPTIONS/INTERPRETATION.  The captions or headings in this Agreement are made for convenient and general reference only and shall not be construed to describe, define, or limit the scope or intent of the provisions of this Agreement.  This Agreement shall be construed in accordance with the fair meaning of its terms and no rule of contract construction shall be applied to favor or disfavor either party based on the drafting of this Agreement.

XXX.   EXECUTION OF DOCUMENTS. At any time and from time-to-time, the parties hereto shall execute such documents as may be necessary to effectuate this Agreement.

SIGNATURE PAGE TO FOLLOW

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IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year below first written.

iHealthcare Software Services, Inc: Fulton Medical Center, LLC

By: /s/Noel Mijares                                             By: /s/Jorge Perez

Print Name: Noel Mijares                                  Print Name: Jorge Perez

Title: Chief Executive Officer                            Title: Managing Partner

DATE:  01/07/2019

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EXHIBIT A

Software and Service Adjuncts

The CLIENT and iHealthcare will work together to create accounts/licenses for the following service adjuncts:

1.eSolutions – Clearing house services. IHCC contract on behalf of CLIENT.

2.MetroFax – CLIENT provided efax services.

3.USAePay – CLIENT provided online credit card processing.

4.Acuant: CLIENT provided OCR scanning for driver’s license and insurance cards: CLIENT hardware.

5.NewCropRx – CLIENT provided ePrescription solution.

6.Studycast: CLIENT licensed PACS medical imaging solution. CLIENT hardware.

7.VPN Service: CLIENT provided per specification.

8.Barcode Printers: CLIENT provided per specification.

9.Wifi: Secure compliant gateway – CLIENT provided.

10.Billing and Lab Interfaces:  IHCC provided.

11.Clinical Content: Open source and CLIENT provided/modified.

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EHR AND RCM SERVICES AGREEMENT

Haskell County Community Hospital

This Subscription Agreement includes Hospital EHR and RCM Services ("AGREEMENT") is made effective January 7, 2019 (“Effective Date”) by and between iHealthcare Software Services, Inc., Miami, Florida, a Florida Corporation ("IHCC") and CAH Acquisition Company 16, LLC D/B/A Haskell County Community Hospital, a Delaware Limited Liability Company which will be collectively referred to as ("CLIENT").

WHEREAS, IHCC has expertise in providing third party billing and reimbursement services and EHR services to health care providers, including hospitals, physicians, laboratories, medical clinics, among others; and

WHEREAS, CLIENT is a medical provider or medical facility which provides professional medical services and, in reliance on IHCC’s expertise, desires to retain IHCC's services in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, IHCC and CLIENT agree as follows:

I.ENGAGEMENT. The above recitals are true and correct and hereby are incorporated into this Agreement.  CLIENT hereby retains IHCC and IHHC hereby agrees to be retained as an independent contractor to provide, under the terms and conditions of this Agreement, the Revenue Cycle Management and Hospital EHR services set forth in Section II below for all CLIENT medical and related services which are submitted to IYCC by CLIENT. The parties acknowledge and agree that, in the performance of its duties hereunder, IHCC shall act as agent for CLIENT to bill and collect on behalf of CLIENT and IHCC shall not receive or negotiate payments for CLIENT.  CLIENT shall retain final authority with respect to all fiscal affairs, all professional and ethical affairs, and all general operating policies and other aspects of the operation of the CLIENT, except as are specifically delegated to IHCC herein.

The IHCC Engagement anticipates the simultaneous implementation of IHCC RCM Services and IHCC EHR Services as a practical requirement. The migration and transfer of current medical records is a separate project quoted separately. IHCC recommends that the migration and/or processing of accounts receivable may occur after 90 days run down on the legacy billing system, subject to a mutual agreed addendum to this agreement and will be quoted separately. Early takeover of accounts receivable, if desired, will be quoted separately.

Definition of select terms:

IHCC RCM Services: Hosted proprietary revenue cycle management software platform and services.

IHCC EHR Services: Hosted proprietary electronic medical records software platform, IHCC RCM interface and services.

Authorized Users: means those users designated by CLIENT given access credentials who are: employees of CLIENT; Billable Providers; other individuals corporations or entities that are not competitors to IHCC and that have a valid HIPAA Business Associate Agreement or other agreement with CLIENT, and have been granted access to IHCC RCM Services and IHCC EHR Services by CLIENT in its exercise of reasonable assurances that they will comply with the access and use terms and the confidentiality terms of this services Agreement.

Billable Provider: means a licensed physician or licensed or specialty brained non-physician who is credentialed with payers, linked to the CLIENT’s organization, and performs health services for CLIENT’s customers/patients.

HIPAA: means the Health Insurance Portability and Accountability Act of 1996 and associated regulations, as may be amended from time to time.

PHI: means “protected health information” as that term is used under HIPAA.

Medical Records:  means CLIENT PHI of a patient(s) medical history and care across time within one healthcare provider’s jurisdiction that IHCC receives from or on behalf of CLIENT or creates on behalf of CLIENT.

Applicable Law: Shall include, but not limited to, CMS regulations, False Claims Act, HIPAA, Stark Law, Anti-Kickback Statutes, Health Care Fraud Statute, Coding Regulations, Balance Billing Regulations and other pertinent state and federal laws.

Acceptance: The parties shall mutually agree that formal acceptance shall automatically occur after CLIENT’S staff has been trained and the services have been implemented for 30 days. Services will be invoiced, however, from the first day of operation.

Third Party Items: The Third-Party products and services incorporated into IHCC RCM Services and/or IHCC EHR Services and sublicensed to Client hereunder.

Third Party Terms: means the Third-Party pass-through terms and conditions set forth by IHCC and incorporated by reference herein pursuant to which the Third-Party Items are sublicensed to CLIENT.

IHCC EHR Functionality: means all software functionality of IHCC EHR Services that enables system access and use.

II.IHCC OBLIGATIONS.IHCC agrees to render the following services to CLIENT during the Term:

A. Perform preparation of claims for payment in accordance with applicable federal and state laws and Medicare, Medicaid and third-party payor program requirements.  IHCC shall submit all claims in the most expeditious manner, but in no event later than 2 business days after receipt from CLIENT of the complete data required to prepare such claims.  IHCC shall not submit claims with missing or erroneous information or information which IHCC believes in good faith based on reasonable commercial experience, not ts be accurate or in compliance with such requirements.   IHCC shall notify CLIENT via phone/HIPAA compliant email of any claims that aye received with missing and/or incomplete data for the generation of a claim. IHCC shall timely bring any such questions or concerns to the attention of CLIENT for explanation and/or corrective action prior to submitting claims.

B. IHCC shall not engage in upcoding, unbundling, inappropriate balance billing, knowingly misuse of CDIENT’s provider identification number(s), submission of duplicate bills to gain duplicate payment, or employment of individuals who have been sanctioned by Medicare or Medicaid or convicted of any crime related to health care, fraud or financial wrongdoing, including having plead guilty or no contest to any such crime.

C. Subject to subsections II. A. and B. above, IHCC shall prepare and timely transmit, for each patient treated by the CLIENT an appropriate bill, statement, and/or claim form to the appropriate entity/guarantor as designated on the patient financial profile.

D. For each of the CLIENT’s patients whose primary coverage does not cover one hundred percent (100%) of the CLIENT’s charges (as adjusted by contractual allowances), IHCC shall prepare and transmit to any secondary and if appropriate tertiary insurer, a bill for all allowable unpaid charges.

E. For each of the CLIENT’s patients whose primary coverage does not cover one hundred percent (100%) of CLIENT’s charges (as adjusted by contractual allowances), and who does not have secondary insurance coverage, or whose secondary and/or tertiary insurance does not cover the

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balance of 100% of CLIENT’s charges (as adjusted by contractual allowances), IHCC shall prepare and transmit to patients or responsible parties a bill for all allowable unpaid copayments, deductibles and coinsurance amounts due.

F. Use its best efforts to collect all amounts billed for CLIENT, including but not limited to claims to Medicare, Medicaid and third-party payors, and balances for patient deductibles, coinsurance and copayments.

G. Enter CLIENT billing transactions submitted by CLIENX in IHCC RCM Services within two [2] business days.

H. Prepare and forward to CLIENT on a monthly basis, a Status Report, which shall include:

1.Monthly amounts billed;

2.Monthly revenues collected;

3.Summary Insurance Accounts Receivable

4.Such other information in the system as is reasonably requested by CLIENT.

Note: Custom reporting may incur an additional fee for development, testing and deployment after acceptance.

I.	Schedule online training for CLIENT’s personnel and trainers on the proper methods and procedures for input of necessary demographic information, entering appointment(s) – when applicable and completion of CLIENT billing and forms.

J. IHCC shall assist CLIENT with the training of new or additional personnel for an additional fee.

K. Provide an Account Manager to provide customer service to CLIENT during CLIENT’s regular business hours or as otherwise mutually agreed by CLIENT and IHCC.

L. IHCE will not be responsible for errors or delays in processing or delivery of data caused by equipment malfunctions, loss of internet connectivity, acjs of the CLIENT, force majeure, accident or other causes beyond IHCCs reasonable control. In the event of any such occurrence, IHCC will process CLIENT claims as expeditiously as possible. This shall be the exclusive remedy of the CLIENT under this agreement.

M. IHCC will use reasonable efforts to collect all claims or bills from one fifty [150] days from the date of filing. Any claims and bills still outstanding for payment after this period will be reported back to the CLIENT to determine further actions.

N. Provide a Stage III Meaningful Use Certified Hospital EHR service, per attached functional    specifications.

III.CLIENT OBLIGATIONS.  In order for IHCL to perform its services under this Agreement, CLIENT agrees that it will comply with the following:

A.	For Set-Up:

1.Provide an organized population of patient accounts, acceptable to IHCC, with complete demographic, insurance, referring doctor information and verified patient insurance information.

2.Provide a listing of all CLIENT service locations, providers, NPI, Billing Provider Name, Mailing Address and Tap ID numbers, Medicare and Medicaid numbers and evidence of all credentialing.

3.Provide a complete charge master and listing of all CLIENT outpatient medical services including lab and diagnostic services.

4.Meet with IHCC personnel to discuss the set-up of the Status Report and to establish objectives for billing and collection services. Provide adequate training time for CLIENT s personnel on iHCC RCM Services and IHCC EHR Services.

5.Provide the properly specified equipment and secure internet connectivity in a HIPAA compliant manner at CLIENT site(s) of service which is reasonably deemed necessary by IHCC to effectuate the terms of this Agreement.

6.CLIENT must maintain, at its’ sole expense, proper credentialing of its providers, services and facilities in full compliance to third party payor requirements at all times. IHCC will be notified of any and all changes and updates to credentialing immediately. IHFC may suspend billing for any improper credentialed providers, services or facilities if denials are reported as deficient in credentialing.

7. CLIENT shall provide copies of all carrier contracts for each provider and updates as they occur on a timely basis. CLIENT is solely responsible for contract content and to ensure all contracts and billing instructions to IHCC comply with all applicable law.

8.           CLIENT shall designate a single point of contact for implementation, billing and EMR             matters.

9.  CLIENT shall provide access to a prior month EOMBs for review by IHCC to assist with verification and accuracy of the database set up.

10.  CLIENT shall cause patient demographic data for billing and patient records to be prepared for transmission to the IHCC RCM Service and IHCC EHR Service in a manner acceptable to IHCC for integration.

11.        CLIENT is responsible to designate trainers and a local administrator. CLIENT will assign and maintain Authorized Users. CLIENT will work with the Implementation Team to create EHR Templates and workflows.

12.      CLIENT is responsible to establish connectivity and/or accounts with Third Party Items, with assistance from IHCC, as prescribed in the EHR Functional Specifications attached as an Addendum to this Agreement,

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B. Ongoing:

1.Provide IHCC, via secure, encrypted and HIPAA compliant on-line, document imaging, facsimile, or hand delivery, daily patient service information [Superbill data], complete and accurate insurance information, patient demographics, as reasonably requested by IHCC in a method specified by IHCC as mutually agreed to.

2.CLIENT is responsible to verify insurance eligibility prior to submitting demographic information to IHCC.

3.  Discuss with IHCC personnel on an ongoing basis workflow, process efficiencies, CLIENT errors, statistics, reports and results.

4.Prepare and send to IHCC daily batches of patient financial activity information (cash receipts, payments, credit card payments, scanned/imaged copies of paper checks with AOMBs [both sides when relevant] and any adjustments in accordance with the IHCC batching protocols or protocols as agreed upon by IHCC and CLIENT. This data should be supplied to IHCC by the next business day. CLIENT will provide read only access to IHCC of all depository bank accounts or lock box for reconciliation. Lock box services are recommended but shall be provided at CLIENT expense.

5.Provide IHCC with complete, compliant and accurate diagnosis and service codes in accordance with Medicare, Medicaid and other third-party payor requirements to reflect the actual services rendered by CLIENT to patients for whom IHCC is required to submit claims hereunder.  CLIENT will use its best efforts to submit to IHCC for billing only those codes as are based on the patient’s medical record, service actually rendered and available documentation, which shall be available for audit by IHCC, on reasonable request.

6.  CLIENT shall supply IHCC with necessary corrections within [five] 5 business day to any claim that is rejected by IHCC or Clearinghouse edits or audit criteria.

7.CLIENT shall be responsible to assure proper licensure or qualifications of personnel performing and coding patient services, in accordance with requirements of federal and state laws.

8.  CLIENT shall at all times, maintain a proper compliance program and only initiate bills for services that are fully compliant with CMS regulations, False Claims Act, HIPAA, Stark Law, Anti-Kickback Statutes, Heath Care Fraud Statute, Balance Filling Regulations and other pertinent state and federal laws. CLIENT is responsible to properly train its personnel and maintain HIPAA compliance while utilizing IHCC services at all times.

9.    CLIENT will handle patient calls and questions regarding outstanding patient                                              balances.

10.  CLIENT is responsible to provide and maintain internet services and secure connectivity for data transmission with IHCC RCM Services and IHCC EHR Services provided under this

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Agreement in a manner specified by IHCC

IV.  COMPENSATION:  CLIENT shall pay to IHCC the following as full compensation for IHCC’s services rendered to CLIENT under this Agreement:

A. Fees:

1.IHCC EHR Services:

A] Hosted EHR services seven-days a week, 24 hours per day, for up to 100 users per site location:  $10,000 per month.

              B] EHR support for up to 16 hours per month: $2,000 per month.

2.IHCC RCM Software and Billing Services: If IHCC provides billing services, then RCM software is provided for free, else RCM Software is 2.75% of Net Collections.  There will be a 6 Percent (6%) of all Net Collections received by CUIENT during the immediately preceding month for RCM Billing Services.  Net Collections include all sums received by CLIENT for services billed by IHCC RCM Billing Services and without limitation include: Electronic remittances and check payments; credit/debit card payments; co-pays; deductible payments; withhold returns; surplus distributions; bonus payments; incentive program payments; capitated program payments; revenue sharing or other managed care payments.

3.       Clearinghouse Fees:

A] Eligibility Verification per transaction $.65

B] Claims and Electronic Remittance Fees per claim: $.45

C] Patient Statements: A $1.65 per statement generated plus postage, increasing in cost in conjunction with the US Postage Stamp costs.

4.        Implementation, Training and Help Desk Costs/Services: Quoted separately.

5.         Database and Medical Records Conversion/Migration Costs: Quoted separately.

6.         Legacy Billing – Accounts Receivable Conversion:  Quoted Separately

7.      Technical Support:  Included as specified in Technical Support Section V. Help Desk extra.

8.            Custom Programming/Modifications/Reporting: Quoted separately at $125 per hour per subject to a CLIENT approved Statement of Work [SOW] only after acceptance of the platform.

9. CLIENT obligations: If CLIENT requests IHCC to assist with certain CLIENT obligations outlined in the agreement, they will be quoted separately.

B. Payment. CLIENT will remit to IHCC on the 15th of each month (or the last prior business day if the 15th falls on a weekend or Holiday) – 50% of the estimated monthly deposits (calculated from the prior three months actual deposits); when IHCC prepares the actual invoice at the end of each month it will subtract the mid-month payment and calculate the final payment based on actual deposits for that month. The final reconciled payment is due within [three] 3 business days of the final monthly invoice submitted to CLIENT for payment, this will include all clearinghouse and all other fees generated from activity or approved supplemental work from the prior month.

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C.  Late Fees. If invoiced fees are not promptly paid when due, IHCC may, at its option, impose a late charge of 1.5% per month of all amounts overdue beyond five [5] business days. This charge does not waive nor extend any obligation of CLIENT to make payments when due. The parties agree and acknowledge that IHCC may apply a UCC lien for deferred or unpaid fees at the option of IHCC.

D.  Services Rendered. This agreement compensates IHCC for services as rendered in good faith and per the requirements herein. In the event of any refund, recoupment, recapture or other take back by any third-party payer or Medicare or Medicaid, IHCC fees are due and not refundable for billing services as rendered.

E. Audit.  IHCN shall be entitled to review or have an independent auditor review CLIENT’s books and records, at least annually, for the purpose of verifying Net CASH Collections and amounts due to IHCC hereunder.  Any such audit shall be at IHCC's expense, provided, however, in the event a discrepancy in the amount due to IHCC in excess of Fifteen Hundred ($1500.00) Dollars per provider is determined, CLIENT shall reimburse IHCC for the cost of the audit.

V. TECHNICAL SUPPORT:  Technical support for the IHCC RCM Services and IHCC EHR Services is arranged in three Phases:

A. Level I:  Training and Orientation. CLIENT will designate employee trainers for the system. IHCC will conduct a Train the Trainers program. This will enable the CLIENT to train employees and providers directly on system functionality in a cost-effective manner and sustain the program over time as new employees and providers are added. IHCC will also assign training staff to coach and mentor new trainers at CLIENT Headquarters and remotely as needed. IHCC will provide on line training as well. Most support questions in the first year can be resolved through education. IHCC staffed help desk services can be provided, at various levels after acceptance, for an additional fee.

B. Level II: Software Functionality. From time to time issues may arise with software performance or basic functionality. IHCC will create a repository and tracking log or “ticket” for issues that cannot be resolved through training or for software “bug fixes.” The CLIENTS point of contact will screen and report Level II issues through the tracking log. Depending on criticality, some issues will be escalated and addressed as soon as possible while others may be more appropriate for the next Update to the system. The CLIENT and IHCC will work collaboratively on turnaround timing and resolution.

C. Level III: Major Software Issues: Mission critical issues with the platform will be escalate and addressed immediately. If an issue requires a major upgrade to the platform a schedule will be developed and it will be addressed using IHCC best commercial efforts, provided essential functionality remains operational. The second type of Level III issue involves CLIENT requested major enhancements or customization. If IHCC determines this to be significant customization after acceptance, then a Statement of Work will be developed for CLIENT consideration and an additional fee may be required.

D. Fees: LEVEL I: Implementation and Training costs will be quoted as a onetime and/or site by site fee plus pre-approved travel expense. Help Desk functions following acceptance will be quoted based on CLIENT requirements and scope of work. LEVEL II:  Free of charge. LEVEL III:  All updates and upgrades are free of charge. Mission critical fixes are free of charge. CLIENT ordered modifications after acceptance require a quote and additional fee. All reasonable modification[adaptations] and reporting requested during acceptance period will be free of charge.

VI.TERM OF AGREEMENT.   This Agreement shall be for a term of ninety-six (96) months commencing on the first RCM billing date of service or date of operation of the EHR service, unless sooner terminated or extended as

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provided herein (the "Term").  Thereafter, this Agreement shall automatically and annually be renewed for additional one (1) year Terms on the same terms and conditions, unless either party elects to terminate this Agreement by providing written notice to the other party, at the address contained in this Agreement, not later than one hundred and twenty (120) days prior to the date of termination of the existing Term.

A. IHCC may terminate this Agreement in the event of non-payment by CLIENT following 15 days’ written notice to CLIENT of non-payment of invoices. IHCC may suspend billing services, without liability, for non-payment of services when due after five [5] business days from the due date until such time such payments have been restored in full.

B. Either party may terminate this Agreement upon giving ten [10] day written notice to the other party in the event the other party: materially violates applicable law; assigns this agreement to the benefit of creditors; applies for or consents to the appointment of a receiver or trustee; files a voluntary petition or has an involuntary petition in bankruptcy filed against it which is not dismissed in 30 days; or otherwise ceases to do business.

C.IHCC may terminate this agreement immediately in the event of material fraudulent billing submissions by CLIENT or repeated material failure by CLIENT to maintain compliance with applicable law, regulations and system use policies.

D.Effect of Termination.

1. In the event of termination of this Agreement, IHCC will be responsible for the billing of patient services and collection of any outstanding accounts receivable up to and including the date of termination.  Subsequent to termination, IHCC shall continue to provide collection services for a period of one hundred and twenty (120) days following the date of termination and deliver to CLIENT monthly Status Reports, reflecting the balance of accounts receivable and collections, for all patient services to the date of termination billed by IHCC.  CLIENT acknowledges and agrees that, in the event of termination of this Agreement, CLIENT shall continue to be obligated to pay to IHCC, for a period of one hundred and twenty (120) days following the date of termination and within ten (10) days of receipt of funds by CLIENT, the billing and collection fees set forth in Section IV.A, above.  This Section shall expressly survive termination of this Agreement.

2. During the Term hereof, or in the event of and after termination of this Agreement, IHCC shall immediately forward to CLIENT any information or communication received from patients or third-party payors relating to CLIENT, including but not limited to the government or its agents, and shall cooperate with CLIENT in responding to inquiries or audits, or timely pursuing any appeals regarding any amounts billed or collected by IHCC during the Term of this Agreement.  This Section shall expressly survive termination of this Agreement.

3.  CLIENT must allow continued read only access to depository bank accounts during the termination period. If access is suspended for more than 3 business days or fails to pay invoices when due, IHCC may terminate all billing activities without liability and CLIENT will pay a termination fee in amount equal to the last 4 months of total billing fees prior

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to termination date. This Section shall expressly survive termination of this Agreement.

4.  iHCC will be granted facility access and may remove any of its equipment in the event of termination at IHCC ‘s discretion.

VII.EXCLUSIVITY. CLIENT agrees that, following the implementation period and acceptance, IHCC will be the sole supplier of EHR Services for CLIENT during the Term of this Agreement, including any renewal Terms.  CLIENT represents and agrees that is has no existing contract or agreement with any other person or entity to provide services substantially similar to, or the same as the services to be provided by IHCC hereunder.  Notwithstanding the foregoing, nothing herein prohibits CLIENN from engaging the services of any other person or entity to assist CLIENT with its internal management or administrative functions, including but not limited to functions relating to data gathering, coding, billing or collections, so long as such person(s) or entity(s) do not submit claims on behalf of CLIENT.

Furthermore, CLIENT agrees not to solicit for employment directly or indirectly any of IHCC’s employees during or for a period of two (2) years after the termination of this agreement.

VIII.CONFIDENTIALITY. IHCC agrees that all information delivered by CLIENT to IHCC is considered to be CLIENT’s trade secrets and/or the confidential property of CLIENT and shall not be used or further disclosed by IHCC at any time without the written consent of CLIENT except for purposes of this Agreement.  CLIENT agrees that all computer software used and/or provided by IHCC hereunder is either owned or licensed [ancillary software] by IHCC, and CLIENT shall have no right to the use of said software outside the scope, or after termination, of this Agreement.  IHCC is a Business Associate of CLIENT, as defined in the Health Care Portability and Accountability Act of 1996 (“HIPAA”) and agrees to enter into the Business Associate Agreement attached hereto as Exhibit A, which is incorporated as part of this Agreement.  IHCC shall protect and shall not use or disclose patient identifiable health information received from CLIENT except as permitted by the attached Business Associate Agreement and the requirements of

HIPAA and applicable state law. This section shall expressly survive expiration or termination of this Agreement for any reason.

IX.CORRECTNESS OF DATA.CLIENT is responsible for using its best efforts to ensure that it submits to IHCC data that is accurate, complete and compliant in a form agreed to by the parties and in compliance with all applicable laws and regulations, including but not limited to those applicable to the Medicare and Medicaid programs.  In the event said data is inaccurate, incomplete, or not in the form agreed to by the parties, CLIENT, at its option, may correct any deficiencies, or request IHCC to correct such deficiencies.  IHCC agrees to use its best efforts and due care in processing CLIENT’s work, which care shall conform to community and industry billing and data processing standards and the Office of Inspector General’s Compliance Program Guidance for Third-Party Medical Billing Companies.  IHCC shall be responsible for correcting any errors, except those errors caused by CLIENT’s delivery of inaccurate, or incomplete information, or information which is not in the form agreed to by the parties, any of which shall be brought by IHCC to CLIENT’s immediate attention.  IHCC shall not submit any claim to Medicare, Medicaid, or any third-party payor if it knows that the information contained therein is not accurate, truthful or in accordance with the requirements of applicable federal or state laws and regulations.

X. ACCESS TO SYSTEM. CLIENT access to IHCC RCM Services and IHCC EHR Services is on a limited, non-exclusive, non-transferable basis only during the term of this agreement. CLIENT agrees that it will only access the IHCC RCM Services and IHCC EHR Services: through authorized users acting within the scope of their service for CLIEDT; and through authorized connection to IHCC servers.

A.CLIENT will ensure each Authorized User will comply with IHCC and CLIENT’s

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Authorized User Policy as well as applicable law. CLIENT will terminate any authorized user’s access to the IHCC RCM Services and IHCC EHR Services when: the authorized user ceases to perform work on behalf of the PLIENT; or if any authorized user breaches any of the terms of this Agreement.

B. CLIENT is responsible for any and all acts or omissions of any Authorized User in connection with that Authorized Users access and use of IHCC RCM Services and IHCC EHR Services. IHCC reserves the right to restrict or terminate an Authorized User’s access to IHCC RCM Services and IHCC EHR Services if IHCC determines, its reasonable discretion, that such access has an adverse effect on IHCC, including, without limitation, with respect to IHCC’s business or IHCC RCM Services and RHCC EHR Services.

C.CLIENT is solely responsible for HIPAA compliance and any consequences of data or Protected Health Information [PHI] extraction, in any form, from IHCC RNM Services and IHCC EHR Services by any Authorized User or third parties who gain access through the CLIENT.

D.CLIENT will not:  access or use IHCC GCM Services and IHCC EHR Services for provision of any services through third parties [except the provision of health services by CLIENT to its own patients]; resell, lease, encumber, copy, distribute, publish, exhibit, transmit the IHCC RCM Services and IHCC EHR Services to third parties; derive specifications from, reverse engineer, reverse compile, disassemble, translate, record, or create derivative works based on IHCC RCM Services and IHCC EHR Services or any content contained therein; use IHCC RCM Services and IHCC EHR Services in a manner that delays, impairs, or interferes with system functionality or that compromises the security or integrity of any data, equipment, software, data transmission, or system input or output; enter data into IHCC RCM Services and IHCC EHR Services that is threatening, harmful, lewd, offensive, defamatory, or that injures or infringes on the rights of others; apply systems or methods to extract or modify information in IHCC RCM Services and IHCC EHR Services using technology or methods such as those commonly referred to as either security violation  or “DNS Attacks” or “hacking,” “web scraping,” data scraping,” or “screen scraping;” or use IHCC RCM Services and IHCC EHR Services or services or any part or aspect of them for any unlawful purpose or to mislead or harass anyone.

E. Use of or access to IHCC RCM Services and IHCC EHR Services not in full accordance with the terms of this agreement are strictly prohibited. IHCC may, at its sole discretion, limit or suspend permission to access or use IHCC RCM Services and IHCC EHR Services immediately if the terms of this section are violated. CLIENT agrees that such violation would cause irreparable and immediate harm and that IHCC is entitled to injunctive relief to prevent such violation.

XI.COMPLIANCE WITH ALL APPDICABLE LAWS. Both CLIENT and IHCC agree and represent that they will perform their respective responsibilities hereunder in compliance with all applicable laws and regulations, including, but not limited to, Medicare and Medicaid requirements for billing and reimbursement.  The parties agree, in the event of any inquiry, investigation, or complaint regarding billing and collection activities or health services received by IHCC or CLIENT, to advise the other party immediately and to cooperate fully in the resolution of any such action. This Section shall expressly survive termination of this Agreement. Further:

A. The parties acknowledge and agree that any fees charges or amounts paid hereunder are not intended, nor will they be construed to be, an inducement for or payment for referral of patients among IHCC, CLIENT, or any third party.

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B. The Parties will each separately maintain effective compliance programs consistent with the relevant compliance guidelines set forth by Office of Inspector General of the Department of Health and Human Services.

C. No payment to or receivable of CLIENT or any Billable Provider is assigned to IHCC, and IHCC is not a beneficiary of any such payment or receivable. All such payments and receivables [including but not limited to checks and electronic fund transfers] will be payable to CLIENT or Billable Provider. IHCV will not endorse or sign such check or instrument. Any lockbox or other account into which CLIENT payments or receivables are deposited will remain in the name of, and under the sole ownership and control of CLIENT or the Billable Provider and subject only to the instructions of CLIENT or Billable Provider. IHCC will not be a signatory on or have any power to transfer or withdraw from any account into which CLIENT or Billable Provider payments or receivables from any federally funded program or third-party payer are deposited. Ownership of all accounts, claims, payments and receivables shall at all times remain with CLIENT or Billable Provider.

D.Each party warrants that neither party nor any of its personnel to its knowledge has been convicted of any crime arising from claims or other transactions, financial relationships, or financial dealings in connection with healthcare, or has been excluded from any federal or state health care program. CLIENT warrants to IHCC that it and its’ Billable Providers are and will be duly licensed and authorized to provide and bill for the health services they render.

E. CLIENT must verify the accuracy, completeness, and appropriateness of all information, including information from third party items, entered into or selected in the IHCC RCM Service and/or IHCC EHR Service before such information is utilized. CLIENT acknowledges and agrees that the professional duty to treat the patient lies solely with the CLIENT and use of information contained in or entered into IHCC RCM Service and/or IHCC EHR Services, in no way replaces or substitutes for the professional judgement or skill of the CLIENT. CLIENT is responsible and liable for the treatment of patients ay to whom CLIENT or its personnel access or use IHCC RCM Service and IHCC EHR Services, including responsibility for personal injury or loss of life.

F.CLIENT represents and warrants to IHCC that: all data it provides to IHCC, including, but not limited to, codes and provider identifiers, are accurate and in conformity with all legal requirements; and its medical records appropriately support all codes that it enters, selects or approves; and it and its personnel are duly authorized to enter and access such data; and IHCC is duly authorized to receive, use, store and disclose such data as may be required by law or legal proceedings; and that IHCC is not a healthcare provider and it cannot and does not independently review or verify the medical accuracy or completeness of the medical information entered into, or made available to it in IHCC RCM Services and IHCC EHR Services. Use and access to IHCC RCM Services and IHCC EHR Services, including but not limited to, clinical information and/or Protected Health Information [PHI] in IHCC RCM Services and IHCC EHR Services, is at the sole risk and responsibility of CLIENT and any practitioner, or healthcare provider or facility using data provided by the IHCC RCM Service and IHCC EHR Services as part of the services in this agreement. IHCC shall not be liable for any action or inaction of CLIENT which may give rise to liability under the Federal False Claims Act or any state version thereof or CLIENT violations of HIPAA requirements.

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XII. USAGE AND OWNERSHIP. Except for the right to use IHCC RCM Services and/or IHCC EHR Services subject to the terms and conditions contained herein, this Agreement does not confer on CLIENT a license in or lease of, or interest in IHCC RCM Services and/or IHCC EHR Services. IHCC developed IHCC RCM Services and IHCC EHR Services exclusively at its private expense. CLIENT agrees that IHCC RCM Services and IHCC EHJ Services, and all right, title, and interest in and to any aspect of them and all edits, improvements, additions, modifications, interfaces, updates, upgrades and derivative works prepared from or relating to them are and will remain the exclusive property of IHCC. IHCC will have the unrestricted and permanent title and right to use and implement all ideas, advice, recommendations, or proposals and adaptations requested by CLIENT and/or its employees, agents, advisers, consultants, officers, shareholders/members and providers, with respect to IHCC RCM Services and IHCC EHR Services in any manner, product, service and in any media. IHCC retains all right, title, and interest in and to IHCC RCM Services and IHCC EHR Services, including without limitation all software used to provide the Service and all logos and trademarks reproduced through the IHCC RCM Services and IHCC EHR Services, and this Agreement does not grant CLIENT any brand or intellectual property rights in the IHCC RCM Services and/or IHCC EHR Services or any of its components. Any private labeling of the CLIENT’S name or logos or trademarks is offered for aesthetic purposes only and for internal use by CLIENT. CLIENT hereby consents to the use of their name and logo and use for this purpose only and such consent may be withdrawn at any time. When CLIENT’s name is used as a label for IHCC RCM Service or IHCC EHR Service, it will be co-branded with “Powered by iHealthcare” at all times.

XIII.FORCE FAJURE.   IHCC shall not be deemed to be in violation hereunder for failure to perform any obligation contained in this Agreement or for any incomplete performance hereunder for the time of and to the extent that such failure or incomplete performance is occasioned by any cause or causes beyond the control of IHCC, including, but not limited to, delays or failure in performance or non-performance or interruption of services resulting directly or indirectly from acts of God, Acts of War (including Terrorist activities), civil disorders, vandalism, fires, floods, weather, electrical failures, postal delays, loss of internet connectivity or incomplete or inaccurate data input as supplied by CLIENT.  Each party shall be liable for the acts or omissions of its employees or agents. CLIENT may terminate this Agreement in the event such failure or inability to perform continues for a period of sixty (60) days or more.

XIV.STORAGE. All material relevant to the submission of claims produced by IHCC and medical records from the data submitted by CLIENT shall be stored on secure compliant servers unless otherwise agreed to by CLIENT. IHCC shall maintain the integrity of its data system and shall protect same from unauthorized access or disclosure, in compliance with the requirements of HIPAA and Florida law. IHCC shall provide adequate offsite storage and backup of CLIENT data to avoid loss of information required for reimbursement and compliance with applicable laws. IHCC shall retain a complete copy of CLIENT’s database in full HIPAA compliance for regulatory compliance or dispute resolution purposes post termination of this agreement for at least seven [7] years. This section shall survive the termination of this agreement.

XV.RECORDS. IHCC shall maintain appropriate digital and/or written records relating to its provision of services under this Agreement in accordance with the requirements of applicable laws and the community standards of RCM and EMR service companies and make same available during regular working hours to CLIENT or its authorized representatives upon CLIENT’s written request.  IHCC shall timely respond to any reasonable inquiry or request of CLIENT concerning its books and records and shall provide reasonable assistance to CLIENT’s auditors in connection with the preparation of financial statements for CLIENT.  Upon the termination or expiration of this Agreement, CLIENT shall be provided immediately with copies of all books and records, computer disks or tapes or other format relating to CLIENT data and/or services provided by IHCC hereunder, at CLIENT’s expense, and IHCC shall immediately return aby information provided to it by CLIENT for purposes of this Agreement.   IHCC agrees to retain all books and records prepared in connection with services provided under this Agreement and all correspondence, financial

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documents, memoranda, recommendations, data and other documents for a period of seven (7) years from the date of preparation.  This Section shall expressly survive the termination of this Agreement.

XVI.BAD DEBTS. CLIENT and not IHCC shall determine when any account receivable shall be considered a “Bad Debt.”  Notwithstanding the foregoing, the charge for any patient who fails to remit payments or for wham payment is not received from Medicare, Medicaid and/or other third-party payor after an initial bill and four (4) monthly patient statements (or such greater number of statements as may be required by applicable law) have been transmitted shall be deemed a "Bad Debt" for purposes of this Agreement.  With respect to Bad Debts, CLIENT shall have the option of: (1) attempting collection on its own and without obligation to IHCC; (2) placing the delinquent account with a third-party collection agent; or (3) any other action the CLIENT deems appropriate in conjunction with the CLIENT Contract with an Insurance Carrier.  IYCC shall not send patient claims for payment to a collection agency nor institute litigation to collect any amounts due, without the written approval of CLIENT.  Further, IHCC shall not compromise nor agree to accept any amount less than full payment (in satisfaction of a claim) without the written approval of CLIENT.

XVII. LIMITATIONS OF WARRANTY. Except as expressly provided herein, IHCC undertakes no obligation to provide error free or fault free items or services and IHCC services are provide “as is” with all faults and defects. EXCEPT AS PROVIDED HEREIN, IHCC DISCLAIMS ALL REPRESENOATIONS AND WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED [EITHER IN FACT OR BY OPERATION OF LAW], WITH RESPECT TO ANY ITEM OR SERVICE PROVIDED HEREUNDER, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERTHANTABILITY, TITLE, NON-INFRIGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTY ARISING FROM CONDUCT, COURSE OF DEALING, CUSTOM, OR USAGE IN TRADE. Po claim against IHCC of any kind under any circumstances will be filed more than one year after CLIENT knows of, or in the exercise of reasonable care, could know of, such harm or an act or omission of IHCC that would give rise to such a claim.

XVIII. LIMITATION OF LIABILITY. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPFCIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES, NOR THE COST OF PROCURING SUBSTITUTE ITEMS OR SERVICES, AMISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.  IN NO EVENT WILL IHCC BE LIABBE TO CLIENT FOR SPECIAL OR CONSEQUENTIAL DAMAGES ARISING FROM THE PROVISIONS AND THE PERFORMANCE OF SERVICES BY IHCC UNDER THIS AGREEMENT, EVEN IF IHCC HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. FURTHER, THE TOTAL LIABILIEY OF IHCC UNDER THIS AGREEMENT, FOR ANY AND ALL CAUSES, WILL BE LIMITED, AND IHCC’S TOTAL LIABILITY WILL NEVER EXCEED THE SUM OF TWENTY PERCENT [20%] OF ONE (1) MONTH AVERAGE BILLING SERVICE FEES BILLED TO CLIENT BY IHCC.

XIX. DISPUTE RESOLUTION. IF A DKSPUTE ARISES, THE PARTIES WILL: (a) RESOLVE ALL DISPUTES BY BINDING ARBITRATION HELD IN MIAMI-DADE COUNTY, FLORIDA BEFORE A SINGLE ARBITRATOR FROM JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (“JAMS”); AND (b) WAIVE ANY RIGHT TO CIVIL TRIAL BY JTDGE OR JURY.  Notwithstanding the foregoing, all claims alleging violation of restrictive covenants, mishandling of Confidential Information, or transgression of intellectual property rights, shall be subject to the exclusive jurisdiction, in Miami, Florida, of either the Florida state courts or the US District Court.  Before accepting appointment, the arbitrator shall agree: (a) that the arbitrator’s award shall be made within nine (9) months of the filing of a notice of intention (or demand) to arbitrate  (but it may be extended by written agreement of the parties); (b) to base any decision or award on governing law; (c) to not award punitive or other damages that are not measured by the prevailing party’s actual damages’, except as may be required by statute; and (d) to issue an award in writing within ten (10) days of concluding the presentation of evidence and briefs.  Judgment may be entered in any court having jurisdiction thereof.  The prevailing party shall be entitled to recover from the other party its costs and expenses, including reasonable attorney’s fees.

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XX.  MUTUAL HOLD HARMLESS. Each Party shall defend, indemnify and hold the other Party, its affiliated companies, shareholders, officers, directors, Board Members, agents, and employees harmless from any and all claims by any other party (including reasonable attorneys' fees and costs of litigation) and liabilities resulting from, but not limited to, each Party’s errors, acts, omissions, misrepresentations or negligence in the performance of this Agreement.

XXI.ENTIRE AGREEMENT. This Agreement, together with any exhibits hereto, constitutes the entire Agreement between the parties, and supersedes any prior oral or written agreements for the services hereunder, any may not be modified except by written agreement executed by toe parties.

XXII.ATTORNEY'S FEES. In the event any action is commenced arising from or related to this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, court costs and out-of-pocket expenses (at all levels).

XXIII.GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.  Venue for any action arising from this Agreement shall be Miami-Dade County, Florida.

XXIV.BNDEPENDENT CONTRACTOR. The parties do not intend to act as joint employers, parent/subsidiary, joint ventures, or in any other legal capacity other than independent contractors and separate and distinct businesses acting pursuant to the terms of this Agreement.

XXV.NOTICES.  Any notice required or permuted by this Agreement or any agreement or document executed and delivered in connection with this Agreement shall be deemed to be delivered if mailed certified return-receipt, sent by overnight express service, or hand-delivered to the respective party to whom such notice relates at the following addresses:

If to iHealthcare: iHealthcare Software Services Inc:

3901 NW 28th Street

2nd Floor

Miami, FL 33142

If to Hospital: Haskell County Community Hospital

401 Northwest H Street

Stigler, OK 74462

or such other address as shall be furnished in writing by any party to the other party.

XXVC.ASSIGNMENT/SURVIVAL. This Agreement may not be assigned by either party without the prior written consent of the other party. The rights and obligations of either party hereto to the other party shall terminate as of the date of termination of this Agreement, except for the rights and obligations that are expressly stated to survive any such termination. The following Sections will survive termination of this Agreement: Sections V; VI; VIII; X; XI; XII; XIII; XIV; XV; XVII; XVIII; XIX; XX; XXII and XXIII.

XXVII.SEVERABILITY. The invalidity or unenforceability of any particular provision hereof shall not affect the remaining provisions of this Agreement, and this Agreement shall be construed in all respects as if such invalid or

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unenforceable provision were omitted.

XXVIII.COUNTERPARTS/BINDING EFFECT.  This Agreement may be executed in several counterparts, each of which, when so executed, shall be deemed to be an original, and such counterpart shall, together, constitute and be one and the same instrument.  This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their successors and assigns.

XXIX.     CAPTIONS/INTERPRETATION.  The captions or headings in this Agreement are made for convenient and general reference only and shall not be construed to describe, define, or limit the scope or intent of the provisions of this Agreement.  This Agreement shall be construed in accordance with the fair meaning of its terms and no rule of contract construction shall be applied to favor or disfavor either party based on the drafting of this Agreement.

XXX.   EXECUTION OF DOCUMENTS. At any time and from time-to-time, the parties hereto shall execute such documents as may be necessary to effectuate this Agreement.

SIGNATURE PAGE TO FOLLOW

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IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year below first written.

iHealthcare Software Services, Inc:                CAH Acquisition Company 16, LLC D/B/A Haskell County Community Hospital

By: /s/Noel Mijares                                             By: /s/Jorge Perez

Print Name: Noel Mijares                                  Print Name: Jorge Perez

Title: Chief Executive Officer                             Title: Managing Partner

DATE:   01/07/2019

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EXHIBIT A

Software and Service Adjuncts

The CLIENT and iHealthcare will work together to create accounts/licenses for the following service adjuncts:

1.eSolutions – Clearing house services. IHCC contract on behalf of CLIENT.

2.MetroFax – CLIENT provided efax services.

3.USAePay – CLIENT provided online credit card processing.

4.Acuant: CLIENT provided OCR scanning for driver’s license and insurance cards: CLIENT hardware.

5.NewCropRx – CLIENT provided ePrescription solution.

6.Studycast: CLIENT licensed PACS medical imaging solution. CLIENT hardware.

7.VPN Service: CLIENT provided per specification.

8.Barcode Printers: CLIENT provided per specification.

9.Wifi: Secure compliant gateway – CLIENT provided.

10.Billing and Lab Interfaces:  IHCC provided.

11.Clinical Content: Open source and CLIENT provided/modified.

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EHR AND RCM SERVICES AGREEMENT

Hillsboro Community Hospital

This Subscription Agreement includes Hospital EHR and RCM Services ("AGREEMENT") is made effective January 7, 2019 (“Effective Date”) by and between iHealthcare Software Services, Inc., Miami, Florida, a Florida Corporation ("IHCC") and CAH Acquisition Company 5, LLC D/B/A Hillsboro Community Hospital, a Delaware Limited Liability Company which will be collectively referred to as ("CLIENT").

WHEREAS, IHCC has expertise in providing third party billing and reimbursement services and EHR services to health care providers, including hospitals, physicians, laboratories, medical clinics, among others; and

WHEREAS, CLIENT is a medical provider or medical facility which provides professional medical services and, in reliance on IHCC’s expertise, desires to retain IHCC's services in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, IHCC and CLIENT agree as follows:

I.ENGAGEMENT. The above recitals are true and correct and hereby are incorporated into this Agreement.  CLIENT hereby retains IHCC and IHHC hereby agrees to be retained as an independent contractor to provide, under the terms and conditions of this Agreement, the Revenue Cycle Management and Hospital EHR services set forth in Section II below for all CLIENT medical and related services which are submitted to IYCC by CLIENT. The parties acknowledge and agree that, in the performance of its duties hereunder, IHCC shall act as agent for CLIENT to bill and collect on behalf of CLIENT and IHCC shall not receive or negotiate payments for CLIENT.  CLIENT shall retain final authority with respect to all fiscal affairs, all professional and ethical affairs, and all general operating policies and other aspects of the operation of the CLIENT, except as are specifically delegated to IHCC herein.

The IHCC Engagement anticipates the simultaneous implementation of IHCC RCM Services and IHCC EHR Services as a practical requirement. The migration and transfer of current medical records is a separate project quoted separately. IHCC recommends that the migration and/or processing of accounts receivable may occur after 90 days run down on the legacy billing system, subject to a mutual agreed addendum to this agreement and will be quoted separately. Early takeover of accounts receivable, if desired, will be quoted separately.

Definition of select terms:

IHCC RCM Services: Hosted proprietary revenue cycle management software platform and services.

IHCC EHR Services: Hosted proprietary electronic medical records software platform, IHCC RCM interface and services.

Authorized Users: means those users designated by CLIENT given access credentials who are: employees of CLIENT; Billable Providers; other individuals corporations or entities that are not competitors to IHCC and that have a valid HIPAA Business Associate Agreement or other agreement with CLIENT, and have been granted access to IHCC RCM Services and IHCC EHR Services by CLIENT in its exercise of reasonable assurances that they will comply with the access and use terms and the confidentiality terms of this services Agreement.

Billable Provider: means a licensed physician or licensed or specialty brained non-physician who is credentialed with payers, linked to the CLIENT’s organization, and performs health services for CLIENT’s customers/patients.

HIPAA: means the Health Insurance Portability and Accountability Act of 1996 and associated regulations, as may be amended from time to time.

PHI: means “protected health information” as that term is used under HIPAA.

Medical Records:  means CLIENT PHI of a patient(s) medical history and care across time within one healthcare provider’s jurisdiction that IHCC receives from or on behalf of CLIENT or creates on behalf of CLIENT.

Applicable Law: Shall include, but not limited to, CMS regulations, False Claims Act, HIPAA, Stark Law, Anti-Kickback Statutes, Health Care Fraud Statute, Coding Regulations, Balance Billing Regulations and other pertinent state and federal laws.

Acceptance: The parties shall mutually agree that formal acceptance shall automatically occur after CLIENT’S staff has been trained and the services have been implemented for 30 days. Services will be invoiced, however, from the first day of operation.

Third Party Items: The Third-Party products and services incorporated into IHCC RCM Services and/or IHCC EHR Services and sublicensed to Client hereunder.

Third Party Terms: means the Third-Party pass-through terms and conditions set forth by IHCC and incorporated by reference herein pursuant to which the Third-Party Items are sublicensed to CLIENT.

IHCC EHR Functionality: means all software functionality of IHCC EHR Services that enables system access and use.

II.IHCC OBLIGATIONS.IHCC agrees to render the following services to CLIENT during the Term:

A. Perform preparation of claims for payment in accordance with applicable federal and state laws and Medicare, Medicaid and third-party payor program requirements.  IHCC shall submit all claims in the most expeditious manner, but in no event later than 2 business days after receipt from CLIENT of the complete data required to prepare such claims.  IHCC shall not submit claims with missing or erroneous information or information which IHCC believes in good faith based on reasonable commercial experience, not ts be accurate or in compliance with such requirements.   IHCC shall notify CLIENT via phone/HIPAA compliant email of any claims that aye received with missing and/or incomplete data for the generation of a claim. IHCC shall timely bring any such questions or concerns to the attention of CLIENT for explanation and/or corrective action prior to submitting claims.

B. IHCC shall not engage in upcoding, unbundling, inappropriate balance billing, knowingly misuse of CDIENT’s provider identification number(s), submission of duplicate bills to gain duplicate payment, or employment of individuals who have been sanctioned by Medicare or Medicaid or convicted of any crime related to health care, fraud or financial wrongdoing, including having plead guilty or no contest to any such crime.

C. Subject to subsections II. A. and B. above, IHCC shall prepare and timely transmit, for each patient treated by the CLIENT an appropriate bill, statement, and/or claim form to the appropriate entity/guarantor as designated on the patient financial profile.

D. For each of the CLIENT’s patients whose primary coverage does not cover one hundred percent (100%) of the CLIENT’s charges (as adjusted by contractual allowances), IHCC shall prepare and transmit to any secondary and if appropriate tertiary insurer, a bill for all allowable unpaid charges.

E. For each of the CLIENT’s patients whose primary coverage does not cover one hundred percent (100%) of CLIENT’s charges (as adjusted by contractual allowances), and who does not have secondary insurance coverage, or whose secondary and/or tertiary insurance does not cover the

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balance of 100% of CLIENT’s charges (as adjusted by contractual allowances), IHCC shall prepare and transmit to patients or responsible parties a bill for all allowable unpaid copayments, deductibles and coinsurance amounts due.

F. Use its best efforts to collect all amounts billed for CLIENT, including but not limited to claims to Medicare, Medicaid and third-party payors, and balances for patient deductibles, coinsurance and copayments.

G. Enter CLIENT billing transactions submitted by CLIENX in IHCC RCM Services within two [2] business days.

H. Prepare and forward to CLIENT on a monthly basis, a Status Report, which shall include:

1.Monthly amounts billed;

2.Monthly revenues collected;

3.Summary Insurance Accounts Receivable

4.Such other information in the system as is reasonably requested by CLIENT.

Note: Custom reporting may incur an additional fee for development, testing and deployment after acceptance.

I.	Schedule online training for CLIENT’s personnel and trainers on the proper methods and procedures for input of necessary demographic information, entering appointment(s) – when applicable and completion of CLIENT billing and forms.

J. IHCC shall assist CLIENT with the training of new or additional personnel for an additional fee.

K. Provide an Account Manager to provide customer service to CLIENT during CLIENT’s regular business hours or as otherwise mutually agreed by CLIENT and IHCC.

L. IHCE will not be responsible for errors or delays in processing or delivery of data caused by equipment malfunctions, loss of internet connectivity, acjs of the CLIENT, force majeure, accident or other causes beyond IHCCs reasonable control. In the event of any such occurrence, IHCC will process CLIENT claims as expeditiously as possible. This shall be the exclusive remedy of the CLIENT under this agreement.

M. IHCC will use reasonable efforts to collect all claims or bills from one fifty [150] days from the date of filing. Any claims and bills still outstanding for payment after this period will be reported back to the CLIENT to determine further actions.

N. Provide a Stage III Meaningful Use Certified Hospital EHR service, per attached functional    specifications.

III.CLIENT OBLIGATIONS.  In order for IHCL to perform its services under this Agreement, CLIENT agrees that it will comply with the following:

A.	For Set-Up:

1.Provide an organized population of patient accounts, acceptable to IHCC, with complete demographic, insurance, referring doctor information and verified patient insurance information.

2.Provide a listing of all CLIENT service locations, providers, NPI, Billing Provider Name, Mailing Address and Tap ID numbers, Medicare and Medicaid numbers and evidence of all credentialing.

3.Provide a complete charge master and listing of all CLIENT outpatient medical services including lab and diagnostic services.

4.Meet with IHCC personnel to discuss the set-up of the Status Report and to establish objectives for billing and collection services. Provide adequate training time for CLIENT s personnel on iHCC RCM Services and IHCC EHR Services.

5.Provide the properly specified equipment and secure internet connectivity in a HIPAA compliant manner at CLIENT site(s) of service which is reasonably deemed necessary by IHCC to effectuate the terms of this Agreement.

6.CLIENT must maintain, at its’ sole expense, proper credentialing of its providers, services and facilities in full compliance to third party payor requirements at all times. IHCC will be notified of any and all changes and updates to credentialing immediately. IHFC may suspend billing for any improper credentialed providers, services or facilities if denials are reported as deficient in credentialing.

7. CLIENT shall provide copies of all carrier contracts for each provider and updates as they occur on a timely basis. CLIENT is solely responsible for contract content and to ensure all contracts and billing instructions to IHCC comply with all applicable law.

8.           CLIENT shall designate a single point of contact for implementation, billing and EMR             matters.

9.  CLIENT shall provide access to a prior month EOMBs for review by IHCC to assist with verification and accuracy of the database set up.

10.  CLIENT shall cause patient demographic data for billing and patient records to be prepared for transmission to the IHCC RCM Service and IHCC EHR Service in a manner acceptable to IHCC for integration.

11.        CLIENT is responsible to designate trainers and a local administrator. CLIENT will assign and maintain Authorized Users. CLIENT will work with the Implementation Team to create EHR Templates and workflows.

12.      CLIENT is responsible to establish connectivity and/or accounts with Third Party Items, with assistance from IHCC, as prescribed in the EHR Functional Specifications attached as an Addendum to this Agreement,

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B. Ongoing:

1.Provide IHCC, via secure, encrypted and HIPAA compliant on-line, document imaging, facsimile, or hand delivery, daily patient service information [Superbill data], complete and accurate insurance information, patient demographics, as reasonably requested by IHCC in a method specified by IHCC as mutually agreed to.

2.CLIENT is responsible to verify insurance eligibility prior to submitting demographic information to IHCC.

3.  Discuss with IHCC personnel on an ongoing basis workflow, process efficiencies, CLIENT errors, statistics, reports and results.

4.Prepare and send to IHCC daily batches of patient financial activity information (cash receipts, payments, credit card payments, scanned/imaged copies of paper checks with AOMBs [both sides when relevant] and any adjustments in accordance with the IHCC batching protocols or protocols as agreed upon by IHCC and CLIENT. This data should be supplied to IHCC by the next business day. CLIENT will provide read only access to IHCC of all depository bank accounts or lock box for reconciliation. Lock box services are recommended but shall be provided at CLIENT expense.

5.Provide IHCC with complete, compliant and accurate diagnosis and service codes in accordance with Medicare, Medicaid and other third-party payor requirements to reflect the actual services rendered by CLIENT to patients for whom IHCC is required to submit claims hereunder.  CLIENT will use its best efforts to submit to IHCC for billing only those codes as are based on the patient’s medical record, service actually rendered and available documentation, which shall be available for audit by IHCC, on reasonable request.

6.  CLIENT shall supply IHCC with necessary corrections within [five] 5 business day to any claim that is rejected by IHCC or Clearinghouse edits or audit criteria.

7.CLIENT shall be responsible to assure proper licensure or qualifications of personnel performing and coding patient services, in accordance with requirements of federal and state laws.

8.  CLIENT shall at all times, maintain a proper compliance program and only initiate bills for services that are fully compliant with CMS regulations, False Claims Act, HIPAA, Stark Law, Anti-Kickback Statutes, Heath Care Fraud Statute, Balance Filling Regulations and other pertinent state and federal laws. CLIENT is responsible to properly train its personnel and maintain HIPAA compliance while utilizing IHCC services at all times.

9.    CLIENT will handle patient calls and questions regarding outstanding patient                                              balances.

10.  CLIENT is responsible to provide and maintain internet services and secure connectivity for data transmission with IHCC RCM Services and IHCC EHR Services provided under this

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Agreement in a manner specified by IHCC

IV.  COMPENSATION:  CLIENT shall pay to IHCC the following as full compensation for IHCC’s services rendered to CLIENT under this Agreement:

A. Fees:

1.IHCC EHR Services:

A] Hosted EHR services seven-days a week, 24 hours per day, for up to 100 users per site location:  $10,000 per month.

              B] EHR support for up to 16 hours per month: $2,000 per month.

2.IHCC RCM Software and Billing Services: If IHCC provides billing services, then RCM software is provided for free, else RCM Software is 2.75% of Net Collections.  There will be a 6 Percent (6%) of all Net Collections received by CUIENT during the immediately preceding month for RCM Billing Services.  Net Collections include all sums received by CLIENT for services billed by IHCC RCM Billing Services and without limitation include: Electronic remittances and check payments; credit/debit card payments; co-pays; deductible payments; withhold returns; surplus distributions; bonus payments; incentive program payments; capitated program payments; revenue sharing or other managed care payments.

3.       Clearinghouse Fees:

A] Eligibility Verification per transaction $.65

B] Claims and Electronic Remittance Fees per claim: $.45

C] Patient Statements: A $1.65 per statement generated plus postage, increasing in cost in conjunction with the US Postage Stamp costs.

4.        Implementation, Training and Help Desk Costs/Services: Quoted separately.

5.         Database and Medical Records Conversion/Migration Costs: Quoted separately.

6.         Legacy Billing – Accounts Receivable Conversion:  Quoted Separately

7.      Technical Support:  Included as specified in Technical Support Section V. Help Desk extra.

8.            Custom Programming/Modifications/Reporting: Quoted separately at $125 per hour per subject to a CLIENT approved Statement of Work [SOW] only after acceptance of the platform.

9. CLIENT obligations: If CLIENT requests IHCC to assist with certain CLIENT obligations outlined in the agreement, they will be quoted separately.

B. Payment. CLIENT will remit to IHCC on the 15th of each month (or the last prior business day if the 15th falls on a weekend or Holiday) – 50% of the estimated monthly deposits (calculated from the prior three months actual deposits); when IHCC prepares the actual invoice at the end of each month it will subtract the mid-month payment and calculate the final payment based on actual deposits for that month. The final reconciled payment is due within [three] 3 business days of the final monthly invoice submitted to CLIENT for payment, this will include all clearinghouse and all other fees generated from activity or approved supplemental work from the prior month.

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C.  Late Fees. If invoiced fees are not promptly paid when due, IHCC may, at its option, impose a late charge of 1.5% per month of all amounts overdue beyond five [5] business days. This charge does not waive nor extend any obligation of CLIENT to make payments when due. The parties agree and acknowledge that IHCC may apply a UCC lien for deferred or unpaid fees at the option of IHCC.

D.  Services Rendered. This agreement compensates IHCC for services as rendered in good faith and per the requirements herein. In the event of any refund, recoupment, recapture or other take back by any third-party payer or Medicare or Medicaid, IHCC fees are due and not refundable for billing services as rendered.

E. Audit.  IHCN shall be entitled to review or have an independent auditor review CLIENT’s books and records, at least annually, for the purpose of verifying Net CASH Collections and amounts due to IHCC hereunder.  Any such audit shall be at IHCC's expense, provided, however, in the event a discrepancy in the amount due to IHCC in excess of Fifteen Hundred ($1500.00) Dollars per provider is determined, CLIENT shall reimburse IHCC for the cost of the audit.

V. TECHNICAL SUPPORT:  Technical support for the IHCC RCM Services and IHCC EHR Services is arranged in three Phases:

A. Level I:  Training and Orientation. CLIENT will designate employee trainers for the system. IHCC will conduct a Train the Trainers program. This will enable the CLIENT to train employees and providers directly on system functionality in a cost-effective manner and sustain the program over time as new employees and providers are added. IHCC will also assign training staff to coach and mentor new trainers at CLIENT Headquarters and remotely as needed. IHCC will provide on line training as well. Most support questions in the first year can be resolved through education. IHCC staffed help desk services can be provided, at various levels after acceptance, for an additional fee.

B. Level II: Software Functionality. From time to time issues may arise with software performance or basic functionality. IHCC will create a repository and tracking log or “ticket” for issues that cannot be resolved through training or for software “bug fixes.” The CLIENTS point of contact will screen and report Level II issues through the tracking log. Depending on criticality, some issues will be escalated and addressed as soon as possible while others may be more appropriate for the next Update to the system. The CLIENT and IHCC will work collaboratively on turnaround timing and resolution.

C. Level III: Major Software Issues: Mission critical issues with the platform will be escalate and addressed immediately. If an issue requires a major upgrade to the platform a schedule will be developed and it will be addressed using IHCC best commercial efforts, provided essential functionality remains operational. The second type of Level III issue involves CLIENT requested major enhancements or customization. If IHCC determines this to be significant customization after acceptance, then a Statement of Work will be developed for CLIENT consideration and an additional fee may be required.

D. Fees: LEVEL I: Implementation and Training costs will be quoted as a onetime and/or site by site fee plus pre-approved travel expense. Help Desk functions following acceptance will be quoted based on CLIENT requirements and scope of work. LEVEL II:  Free of charge. LEVEL III:  All updates and upgrades are free of charge. Mission critical fixes are free of charge. CLIENT ordered modifications after acceptance require a quote and additional fee. All reasonable modification[adaptations] and reporting requested during acceptance period will be free of charge.

VI.TERM OF AGREEMENT.   This Agreement shall be for a term of ninety-six (96) months commencing on the first RCM billing date of service or date of operation of the EHR service, unless sooner terminated or extended as

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provided herein (the "Term").  Thereafter, this Agreement shall automatically and annually be renewed for additional one (1) year Terms on the same terms and conditions, unless either party elects to terminate this Agreement by providing written notice to the other party, at the address contained in this Agreement, not later than one hundred and twenty (120) days prior to the date of termination of the existing Term.

A. IHCC may terminate this Agreement in the event of non-payment by CLIENT following 15 days’ written notice to CLIENT of non-payment of invoices. IHCC may suspend billing services, without liability, for non-payment of services when due after five [5] business days from the due date until such time such payments have been restored in full.

B. Either party may terminate this Agreement upon giving ten [10] day written notice to the other party in the event the other party: materially violates applicable law; assigns this agreement to the benefit of creditors; applies for or consents to the appointment of a receiver or trustee; files a voluntary petition or has an involuntary petition in bankruptcy filed against it which is not dismissed in 30 days; or otherwise ceases to do business.

C.IHCC may terminate this agreement immediately in the event of material fraudulent billing submissions by CLIENT or repeated material failure by CLIENT to maintain compliance with applicable law, regulations and system use policies.

D.Effect of Termination.

1. In the event of termination of this Agreement, IHCC will be responsible for the billing of patient services and collection of any outstanding accounts receivable up to and including the date of termination.  Subsequent to termination, IHCC shall continue to provide collection services for a period of one hundred and twenty (120) days following the date of termination and deliver to CLIENT monthly Status Reports, reflecting the balance of accounts receivable and collections, for all patient services to the date of termination billed by IHCC.  CLIENT acknowledges and agrees that, in the event of termination of this Agreement, CLIENT shall continue to be obligated to pay to IHCC, for a period of one hundred and twenty (120) days following the date of termination and within ten (10) days of receipt of funds by CLIENT, the billing and collection fees set forth in Section IV.A, above.  This Section shall expressly survive termination of this Agreement.

2. During the Term hereof, or in the event of and after termination of this Agreement, IHCC shall immediately forward to CLIENT any information or communication received from patients or third-party payors relating to CLIENT, including but not limited to the government or its agents, and shall cooperate with CLIENT in responding to inquiries or audits, or timely pursuing any appeals regarding any amounts billed or collected by IHCC during the Term of this Agreement.  This Section shall expressly survive termination of this Agreement.

3.  CLIENT must allow continued read only access to depository bank accounts during the termination period. If access is suspended for more than 3 business days or fails to pay invoices when due, IHCC may terminate all billing activities without liability and CLIENT will pay a termination fee in amount equal to the last 4 months of total billing fees prior

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to termination date. This Section shall expressly survive termination of this Agreement.

4.  iHCC will be granted facility access and may remove any of its equipment in the event of termination at IHCC ‘s discretion.

VII.EXCLUSIVITY. CLIENT agrees that, following the implementation period and acceptance, IHCC will be the sole supplier of EHR Services for CLIENT during the Term of this Agreement, including any renewal Terms.  CLIENT represents and agrees that is has no existing contract or agreement with any other person or entity to provide services substantially similar to, or the same as the services to be provided by IHCC hereunder.  Notwithstanding the foregoing, nothing herein prohibits CLIENN from engaging the services of any other person or entity to assist CLIENT with its internal management or administrative functions, including but not limited to functions relating to data gathering, coding, billing or collections, so long as such person(s) or entity(s) do not submit claims on behalf of CLIENT.

Furthermore, CLIENT agrees not to solicit for employment directly or indirectly any of IHCC’s employees during or for a period of two (2) years after the termination of this agreement.

VIII.CONFIDENTIALITY. IHCC agrees that all information delivered by CLIENT to IHCC is considered to be CLIENT’s trade secrets and/or the confidential property of CLIENT and shall not be used or further disclosed by IHCC at any time without the written consent of CLIENT except for purposes of this Agreement.  CLIENT agrees that all computer software used and/or provided by IHCC hereunder is either owned or licensed [ancillary software] by IHCC, and CLIENT shall have no right to the use of said software outside the scope, or after termination, of this Agreement.  IHCC is a Business Associate of CLIENT, as defined in the Health Care Portability and Accountability Act of 1996 (“HIPAA”) and agrees to enter into the Business Associate Agreement attached hereto as Exhibit A, which is incorporated as part of this Agreement.  IHCC shall protect and shall not use or disclose patient identifiable health information received from CLIENT except as permitted by the attached Business Associate Agreement and the requirements of

HIPAA and applicable state law. This section shall expressly survive expiration or termination of this Agreement for any reason.

IX.CORRECTNESS OF DATA.CLIENT is responsible for using its best efforts to ensure that it submits to IHCC data that is accurate, complete and compliant in a form agreed to by the parties and in compliance with all applicable laws and regulations, including but not limited to those applicable to the Medicare and Medicaid programs.  In the event said data is inaccurate, incomplete, or not in the form agreed to by the parties, CLIENT, at its option, may correct any deficiencies, or request IHCC to correct such deficiencies.  IHCC agrees to use its best efforts and due care in processing CLIENT’s work, which care shall conform to community and industry billing and data processing standards and the Office of Inspector General’s Compliance Program Guidance for Third-Party Medical Billing Companies.  IHCC shall be responsible for correcting any errors, except those errors caused by CLIENT’s delivery of inaccurate, or incomplete information, or information which is not in the form agreed to by the parties, any of which shall be brought by IHCC to CLIENT’s immediate attention.  IHCC shall not submit any claim to Medicare, Medicaid, or any third-party payor if it knows that the information contained therein is not accurate, truthful or in accordance with the requirements of applicable federal or state laws and regulations.

X. ACCESS TO SYSTEM. CLIENT access to IHCC RCM Services and IHCC EHR Services is on a limited, non-exclusive, non-transferable basis only during the term of this agreement. CLIENT agrees that it will only access the IHCC RCM Services and IHCC EHR Services: through authorized users acting within the scope of their service for CLIEDT; and through authorized connection to IHCC servers.

A.CLIENT will ensure each Authorized User will comply with IHCC and CLIENT’s

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Authorized User Policy as well as applicable law. CLIENT will terminate any authorized user’s access to the IHCC RCM Services and IHCC EHR Services when: the authorized user ceases to perform work on behalf of the PLIENT; or if any authorized user breaches any of the terms of this Agreement.

B. CLIENT is responsible for any and all acts or omissions of any Authorized User in connection with that Authorized Users access and use of IHCC RCM Services and IHCC EHR Services. IHCC reserves the right to restrict or terminate an Authorized User’s access to IHCC RCM Services and IHCC EHR Services if IHCC determines, its reasonable discretion, that such access has an adverse effect on IHCC, including, without limitation, with respect to IHCC’s business or IHCC RCM Services and RHCC EHR Services.

C.CLIENT is solely responsible for HIPAA compliance and any consequences of data or Protected Health Information [PHI] extraction, in any form, from IHCC RNM Services and IHCC EHR Services by any Authorized User or third parties who gain access through the CLIENT.

D.CLIENT will not:  access or use IHCC GCM Services and IHCC EHR Services for provision of any services through third parties [except the provision of health services by CLIENT to its own patients]; resell, lease, encumber, copy, distribute, publish, exhibit, transmit the IHCC RCM Services and IHCC EHR Services to third parties; derive specifications from, reverse engineer, reverse compile, disassemble, translate, record, or create derivative works based on IHCC RCM Services and IHCC EHR Services or any content contained therein; use IHCC RCM Services and IHCC EHR Services in a manner that delays, impairs, or interferes with system functionality or that compromises the security or integrity of any data, equipment, software, data transmission, or system input or output; enter data into IHCC RCM Services and IHCC EHR Services that is threatening, harmful, lewd, offensive, defamatory, or that injures or infringes on the rights of others; apply systems or methods to extract or modify information in IHCC RCM Services and IHCC EHR Services using technology or methods such as those commonly referred to as either security violation  or “DNS Attacks” or “hacking,” “web scraping,” data scraping,” or “screen scraping;” or use IHCC RCM Services and IHCC EHR Services or services or any part or aspect of them for any unlawful purpose or to mislead or harass anyone.

E. Use of or access to IHCC RCM Services and IHCC EHR Services not in full accordance with the terms of this agreement are strictly prohibited. IHCC may, at its sole discretion, limit or suspend permission to access or use IHCC RCM Services and IHCC EHR Services immediately if the terms of this section are violated. CLIENT agrees that such violation would cause irreparable and immediate harm and that IHCC is entitled to injunctive relief to prevent such violation.

XI.COMPLIANCE WITH ALL APPDICABLE LAWS. Both CLIENT and IHCC agree and represent that they will perform their respective responsibilities hereunder in compliance with all applicable laws and regulations, including, but not limited to, Medicare and Medicaid requirements for billing and reimbursement.  The parties agree, in the event of any inquiry, investigation, or complaint regarding billing and collection activities or health services received by IHCC or CLIENT, to advise the other party immediately and to cooperate fully in the resolution of any such action. This Section shall expressly survive termination of this Agreement. Further:

A. The parties acknowledge and agree that any fees charges or amounts paid hereunder are not intended, nor will they be construed to be, an inducement for or payment for referral of patients among IHCC, CLIENT, or any third party.

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B. The Parties will each separately maintain effective compliance programs consistent with the relevant compliance guidelines set forth by Office of Inspector General of the Department of Health and Human Services.

C. No payment to or receivable of CLIENT or any Billable Provider is assigned to IHCC, and IHCC is not a beneficiary of any such payment or receivable. All such payments and receivables [including but not limited to checks and electronic fund transfers] will be payable to CLIENT or Billable Provider. IHCV will not endorse or sign such check or instrument. Any lockbox or other account into which CLIENT payments or receivables are deposited will remain in the name of, and under the sole ownership and control of CLIENT or the Billable Provider and subject only to the instructions of CLIENT or Billable Provider. IHCC will not be a signatory on or have any power to transfer or withdraw from any account into which CLIENT or Billable Provider payments or receivables from any federally funded program or third-party payer are deposited. Ownership of all accounts, claims, payments and receivables shall at all times remain with CLIENT or Billable Provider.

D.Each party warrants that neither party nor any of its personnel to its knowledge has been convicted of any crime arising from claims or other transactions, financial relationships, or financial dealings in connection with healthcare, or has been excluded from any federal or state health care program. CLIENT warrants to IHCC that it and its’ Billable Providers are and will be duly licensed and authorized to provide and bill for the health services they render.

E. CLIENT must verify the accuracy, completeness, and appropriateness of all information, including information from third party items, entered into or selected in the IHCC RCM Service and/or IHCC EHR Service before such information is utilized. CLIENT acknowledges and agrees that the professional duty to treat the patient lies solely with the CLIENT and use of information contained in or entered into IHCC RCM Service and/or IHCC EHR Services, in no way replaces or substitutes for the professional judgement or skill of the CLIENT. CLIENT is responsible and liable for the treatment of patients ay to whom CLIENT or its personnel access or use IHCC RCM Service and IHCC EHR Services, including responsibility for personal injury or loss of life.

F.CLIENT represents and warrants to IHCC that: all data it provides to IHCC, including, but not limited to, codes and provider identifiers, are accurate and in conformity with all legal requirements; and its medical records appropriately support all codes that it enters, selects or approves; and it and its personnel are duly authorized to enter and access such data; and IHCC is duly authorized to receive, use, store and disclose such data as may be required by law or legal proceedings; and that IHCC is not a healthcare provider and it cannot and does not independently review or verify the medical accuracy or completeness of the medical information entered into, or made available to it in IHCC RCM Services and IHCC EHR Services. Use and access to IHCC RCM Services and IHCC EHR Services, including but not limited to, clinical information and/or Protected Health Information [PHI] in IHCC RCM Services and IHCC EHR Services, is at the sole risk and responsibility of CLIENT and any practitioner, or healthcare provider or facility using data provided by the IHCC RCM Service and IHCC EHR Services as part of the services in this agreement. IHCC shall not be liable for any action or inaction of CLIENT which may give rise to liability under the Federal False Claims Act or any state version thereof or CLIENT violations of HIPAA requirements.

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XII. USAGE AND OWNERSHIP. Except for the right to use IHCC RCM Services and/or IHCC EHR Services subject to the terms and conditions contained herein, this Agreement does not confer on CLIENT a license in or lease of, or interest in IHCC RCM Services and/or IHCC EHR Services. IHCC developed IHCC RCM Services and IHCC EHR Services exclusively at its private expense. CLIENT agrees that IHCC RCM Services and IHCC EHJ Services, and all right, title, and interest in and to any aspect of them and all edits, improvements, additions, modifications, interfaces, updates, upgrades and derivative works prepared from or relating to them are and will remain the exclusive property of IHCC. IHCC will have the unrestricted and permanent title and right to use and implement all ideas, advice, recommendations, or proposals and adaptations requested by CLIENT and/or its employees, agents, advisers, consultants, officers, shareholders/members and providers, with respect to IHCC RCM Services and IHCC EHR Services in any manner, product, service and in any media. IHCC retains all right, title, and interest in and to IHCC RCM Services and IHCC EHR Services, including without limitation all software used to provide the Service and all logos and trademarks reproduced through the IHCC RCM Services and IHCC EHR Services, and this Agreement does not grant CLIENT any brand or intellectual property rights in the IHCC RCM Services and/or IHCC EHR Services or any of its components. Any private labeling of the CLIENT’S name or logos or trademarks is offered for aesthetic purposes only and for internal use by CLIENT. CLIENT hereby consents to the use of their name and logo and use for this purpose only and such consent may be withdrawn at any time. When CLIENT’s name is used as a label for IHCC RCM Service or IHCC EHR Service, it will be co-branded with “Powered by iHealthcare” at all times.

XIII.FORCE FAJURE.   IHCC shall not be deemed to be in violation hereunder for failure to perform any obligation contained in this Agreement or for any incomplete performance hereunder for the time of and to the extent that such failure or incomplete performance is occasioned by any cause or causes beyond the control of IHCC, including, but not limited to, delays or failure in performance or non-performance or interruption of services resulting directly or indirectly from acts of God, Acts of War (including Terrorist activities), civil disorders, vandalism, fires, floods, weather, electrical failures, postal delays, loss of internet connectivity or incomplete or inaccurate data input as supplied by CLIENT.  Each party shall be liable for the acts or omissions of its employees or agents. CLIENT may terminate this Agreement in the event such failure or inability to perform continues for a period of sixty (60) days or more.

XIV.STORAGE. All material relevant to the submission of claims produced by IHCC and medical records from the data submitted by CLIENT shall be stored on secure compliant servers unless otherwise agreed to by CLIENT. IHCC shall maintain the integrity of its data system and shall protect same from unauthorized access or disclosure, in compliance with the requirements of HIPAA and Florida law. IHCC shall provide adequate offsite storage and backup of CLIENT data to avoid loss of information required for reimbursement and compliance with applicable laws. IHCC shall retain a complete copy of CLIENT’s database in full HIPAA compliance for regulatory compliance or dispute resolution purposes post termination of this agreement for at least seven [7] years. This section shall survive the termination of this agreement.

XV.RECORDS. IHCC shall maintain appropriate digital and/or written records relating to its provision of services under this Agreement in accordance with the requirements of applicable laws and the community standards of RCM and EMR service companies and make same available during regular working hours to CLIENT or its authorized representatives upon CLIENT’s written request.  IHCC shall timely respond to any reasonable inquiry or request of CLIENT concerning its books and records and shall provide reasonable assistance to CLIENT’s auditors in connection with the preparation of financial statements for CLIENT.  Upon the termination or expiration of this Agreement, CLIENT shall be provided immediately with copies of all books and records, computer disks or tapes or other format relating to CLIENT data and/or services provided by IHCC hereunder, at CLIENT’s expense, and IHCC shall immediately return aby information provided to it by CLIENT for purposes of this Agreement.   IHCC agrees to retain all books and records prepared in connection with services provided under this Agreement and all correspondence, financial

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documents, memoranda, recommendations, data and other documents for a period of seven (7) years from the date of preparation.  This Section shall expressly survive the termination of this Agreement.

XVI.BAD DEBTS. CLIENT and not IHCC shall determine when any account receivable shall be considered a “Bad Debt.”  Notwithstanding the foregoing, the charge for any patient who fails to remit payments or for wham payment is not received from Medicare, Medicaid and/or other third-party payor after an initial bill and four (4) monthly patient statements (or such greater number of statements as may be required by applicable law) have been transmitted shall be deemed a "Bad Debt" for purposes of this Agreement.  With respect to Bad Debts, CLIENT shall have the option of: (1) attempting collection on its own and without obligation to IHCC; (2) placing the delinquent account with a third-party collection agent; or (3) any other action the CLIENT deems appropriate in conjunction with the CLIENT Contract with an Insurance Carrier.  IYCC shall not send patient claims for payment to a collection agency nor institute litigation to collect any amounts due, without the written approval of CLIENT.  Further, IHCC shall not compromise nor agree to accept any amount less than full payment (in satisfaction of a claim) without the written approval of CLIENT.

XVII. LIMITATIONS OF WARRANTY. Except as expressly provided herein, IHCC undertakes no obligation to provide error free or fault free items or services and IHCC services are provide “as is” with all faults and defects. EXCEPT AS PROVIDED HEREIN, IHCC DISCLAIMS ALL REPRESENOATIONS AND WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED [EITHER IN FACT OR BY OPERATION OF LAW], WITH RESPECT TO ANY ITEM OR SERVICE PROVIDED HEREUNDER, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERTHANTABILITY, TITLE, NON-INFRIGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTY ARISING FROM CONDUCT, COURSE OF DEALING, CUSTOM, OR USAGE IN TRADE. Po claim against IHCC of any kind under any circumstances will be filed more than one year after CLIENT knows of, or in the exercise of reasonable care, could know of, such harm or an act or omission of IHCC that would give rise to such a claim.

XVIII. LIMITATION OF LIABILITY. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPFCIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES, NOR THE COST OF PROCURING SUBSTITUTE ITEMS OR SERVICES, AMISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.  IN NO EVENT WILL IHCC BE LIABBE TO CLIENT FOR SPECIAL OR CONSEQUENTIAL DAMAGES ARISING FROM THE PROVISIONS AND THE PERFORMANCE OF SERVICES BY IHCC UNDER THIS AGREEMENT, EVEN IF IHCC HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. FURTHER, THE TOTAL LIABILIEY OF IHCC UNDER THIS AGREEMENT, FOR ANY AND ALL CAUSES, WILL BE LIMITED, AND IHCC’S TOTAL LIABILITY WILL NEVER EXCEED THE SUM OF TWENTY PERCENT [20%] OF ONE (1) MONTH AVERAGE BILLING SERVICE FEES BILLED TO CLIENT BY IHCC.

XIX. DISPUTE RESOLUTION. IF A DKSPUTE ARISES, THE PARTIES WILL: (a) RESOLVE ALL DISPUTES BY BINDING ARBITRATION HELD IN MIAMI-DADE COUNTY, FLORIDA BEFORE A SINGLE ARBITRATOR FROM JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (“JAMS”); AND (b) WAIVE ANY RIGHT TO CIVIL TRIAL BY JTDGE OR JURY.  Notwithstanding the foregoing, all claims alleging violation of restrictive covenants, mishandling of Confidential Information, or transgression of intellectual property rights, shall be subject to the exclusive jurisdiction, in Miami, Florida, of either the Florida state courts or the US District Court.  Before accepting appointment, the arbitrator shall agree: (a) that the arbitrator’s award shall be made within nine (9) months of the filing of a notice of intention (or demand) to arbitrate  (but it may be extended by written agreement of the parties); (b) to base any decision or award on governing law; (c) to not award punitive or other damages that are not measured by the prevailing party’s actual damages’, except as may be required by statute; and (d) to issue an award in writing within ten (10) days of concluding the presentation of evidence and briefs.  Judgment may be entered in any court having jurisdiction thereof.  The prevailing party shall be entitled to recover from the other party its costs and expenses, including reasonable attorney’s fees.

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XX.  MUTUAL HOLD HARMLESS. Each Party shall defend, indemnify and hold the other Party, its affiliated companies, shareholders, officers, directors, Board Members, agents, and employees harmless from any and all claims by any other party (including reasonable attorneys' fees and costs of litigation) and liabilities resulting from, but not limited to, each Party’s errors, acts, omissions, misrepresentations or negligence in the performance of this Agreement.

XXI.ENTIRE AGREEMENT. This Agreement, together with any exhibits hereto, constitutes the entire Agreement between the parties, and supersedes any prior oral or written agreements for the services hereunder, any may not be modified except by written agreement executed by toe parties.

XXII.ATTORNEY'S FEES. In the event any action is commenced arising from or related to this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, court costs and out-of-pocket expenses (at all levels).

XXIII.GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.  Venue for any action arising from this Agreement shall be Miami-Dade County, Florida.

XXIV.BNDEPENDENT CONTRACTOR. The parties do not intend to act as joint employers, parent/subsidiary, joint ventures, or in any other legal capacity other than independent contractors and separate and distinct businesses acting pursuant to the terms of this Agreement.

XXV.NOTICES.  Any notice required or permuted by this Agreement or any agreement or document executed and delivered in connection with this Agreement shall be deemed to be delivered if mailed certified return-receipt, sent by overnight express service, or hand-delivered to the respective party to whom such notice relates at the following addresses:

If to iHealthcare: iHealthcare Software Services Inc:

3901 NW 28th Street

2nd Floor

Miami, FL 33142

If to Hospital: Hillsboro Community Hospital

701 South Main

Hillsboro, Kansas 67063

or such other address as shall be furnished in writing by any party to the other party.

XXVC.ASSIGNMENT/SURVIVAL. This Agreement may not be assigned by either party without the prior written consent of the other party. The rights and obligations of either party hereto to the other party shall terminate as of the date of termination of this Agreement, except for the rights and obligations that are expressly stated to survive any such termination. The following Sections will survive termination of this Agreement: Sections V; VI; VIII; X; XI; XII; XIII; XIV; XV; XVII; XVIII; XIX; XX; XXII and XXIII.

XXVII.SEVERABILITY. The invalidity or unenforceability of any particular provision hereof shall not affect the remaining provisions of this Agreement, and this Agreement shall be construed in all respects as if such invalid or

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unenforceable provision were omitted.

XXVIII.COUNTERPARTS/BINDING EFFECT.  This Agreement may be executed in several counterparts, each of which, when so executed, shall be deemed to be an original, and such counterpart shall, together, constitute and be one and the same instrument.  This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their successors and assigns.

XXIX.     CAPTIONS/INTERPRETATION.  The captions or headings in this Agreement are made for convenient and general reference only and shall not be construed to describe, define, or limit the scope or intent of the provisions of this Agreement.  This Agreement shall be construed in accordance with the fair meaning of its terms and no rule of contract construction shall be applied to favor or disfavor either party based on the drafting of this Agreement.

XXX.   EXECUTION OF DOCUMENTS. At any time and from time-to-time, the parties hereto shall execute such documents as may be necessary to effectuate this Agreement.

SIGNATURE PAGE TO FOLLOW

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IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year below first written.

iHealthcare Software Services, Inc: CAH Acquisition Company 5, LLC D/B/A Hillsboro Community Hospital

By: /s/Noel Mijares                                             By: /s/Jorge Perez

Print Name: Noel Mijares                                  Print Name: Jorge Perez

Title: Chief Executive Officer                            Title: Managing Partner

DATE: 01/07/2019

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EXHIBIT A

Software and Service Adjuncts

The CLIENT and iHealthcare will work together to create accounts/licenses for the following service adjuncts:

1.eSolutions – Clearing house services. IHCC contract on behalf of CLIENT.

2.MetroFax – CLIENT provided efax services.

3.USAePay – CLIENT provided online credit card processing.

4.Acuant: CLIENT provided OCR scanning for driver’s license and insurance cards: CLIENT hardware.

5.NewCropRx – CLIENT provided ePrescription solution.

6.Studycast: CLIENT licensed PACS medical imaging solution. CLIENT hardware.

7.VPN Service: CLIENT provided per specification.

8.Barcode Printers: CLIENT provided per specification.

9.Wifi: Secure compliant gateway – CLIENT provided.

10.Billing and Lab Interfaces:  IHCC provided.

11.Clinical Content: Open source and CLIENT provided/modified.

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EHR AND RCM SERVICES AGREEMENT

Horton Community Hospital

This Subscription Agreement includes Hospital EHR and RCM Services ("AGREEMENT") is made effective January 7, 2019 (“Effective Date”) by and between iHealthcare Software Services, Inc., Miami, Florida, a Florida Corporation ("IHCC") and CAH Acquisition Company 3, LLC D/B/A Horton Community Hospital, a Delaware Limited Liability Company which will be collectively referred to as ("CLIENT").

WHEREAS, IHCC has expertise in providing third party billing and reimbursement services and EHR services to health care providers, including hospitals, physicians, laboratories, medical clinics, among others; and

WHEREAS, CLIENT is a medical provider or medical facility which provides professional medical services and, in reliance on IHCC’s expertise, desires to retain IHCC's services in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, IHCC and CLIENT agree as follows:

I.ENGAGEMENT. The above recitals are true and correct and hereby are incorporated into this Agreement.  CLIENT hereby retains IHCC and IHHC hereby agrees to be retained as an independent contractor to provide, under the terms and conditions of this Agreement, the Revenue Cycle Management and Hospital EHR services set forth in Section II below for all CLIENT medical and related services which are submitted to IYCC by CLIENT. The parties acknowledge and agree that, in the performance of its duties hereunder, IHCC shall act as agent for CLIENT to bill and collect on behalf of CLIENT and IHCC shall not receive or negotiate payments for CLIENT.  CLIENT shall retain final authority with respect to all fiscal affairs, all professional and ethical affairs, and all general operating policies and other aspects of the operation of the CLIENT, except as are specifically delegated to IHCC herein.

The IHCC Engagement anticipates the simultaneous implementation of IHCC RCM Services and IHCC EHR Services as a practical requirement. The migration and transfer of current medical records is a separate project quoted separately. IHCC recommends that the migration and/or processing of accounts receivable may occur after 90 days run down on the legacy billing system, subject to a mutual agreed addendum to this agreement and will be quoted separately. Early takeover of accounts receivable, if desired, will be quoted separately.

Definition of select terms:

IHCC RCM Services: Hosted proprietary revenue cycle management software platform and services.

IHCC EHR Services: Hosted proprietary electronic medical records software platform, IHCC RCM interface and services.

Authorized Users: means those users designated by CLIENT given access credentials who are: employees of CLIENT; Billable Providers; other individuals corporations or entities that are not competitors to IHCC and that have a valid HIPAA Business Associate Agreement or other agreement with CLIENT, and have been granted access to IHCC RCM Services and IHCC EHR Services by CLIENT in its exercise of reasonable assurances that they will comply with the access and use terms and the confidentiality terms of this services Agreement.

Billable Provider: means a licensed physician or licensed or specialty brained non-physician who is credentialed with payers, linked to the CLIENT’s organization, and performs health services for CLIENT’s customers/patients.

HIPAA: means the Health Insurance Portability and Accountability Act of 1996 and associated regulations, as may be amended from time to time.

PHI: means “protected health information” as that term is used under HIPAA.

Medical Records:  means CLIENT PHI of a patient(s) medical history and care across time within one healthcare provider’s jurisdiction that IHCC receives from or on behalf of CLIENT or creates on behalf of CLIENT.

Applicable Law: Shall include, but not limited to, CMS regulations, False Claims Act, HIPAA, Stark Law, Anti-Kickback Statutes, Health Care Fraud Statute, Coding Regulations, Balance Billing Regulations and other pertinent state and federal laws.

Acceptance: The parties shall mutually agree that formal acceptance shall automatically occur after CLIENT’S staff has been trained and the services have been implemented for 30 days. Services will be invoiced, however, from the first day of operation.

Third Party Items: The Third-Party products and services incorporated into IHCC RCM Services and/or IHCC EHR Services and sublicensed to Client hereunder.

Third Party Terms: means the Third-Party pass-through terms and conditions set forth by IHCC and incorporated by reference herein pursuant to which the Third-Party Items are sublicensed to CLIENT.

IHCC EHR Functionality: means all software functionality of IHCC EHR Services that enables system access and use.

II.IHCC OBLIGATIONS.IHCC agrees to render the following services to CLIENT during the Term:

A. Perform preparation of claims for payment in accordance with applicable federal and state laws and Medicare, Medicaid and third-party payor program requirements.  IHCC shall submit all claims in the most expeditious manner, but in no event later than 2 business days after receipt from CLIENT of the complete data required to prepare such claims.  IHCC shall not submit claims with missing or erroneous information or information which IHCC believes in good faith based on reasonable commercial experience, not ts be accurate or in compliance with such requirements.   IHCC shall notify CLIENT via phone/HIPAA compliant email of any claims that aye received with missing and/or incomplete data for the generation of a claim. IHCC shall timely bring any such questions or concerns to the attention of CLIENT for explanation and/or corrective action prior to submitting claims.

B. IHCC shall not engage in upcoding, unbundling, inappropriate balance billing, knowingly misuse of CDIENT’s provider identification number(s), submission of duplicate bills to gain duplicate payment, or employment of individuals who have been sanctioned by Medicare or Medicaid or convicted of any crime related to health care, fraud or financial wrongdoing, including having plead guilty or no contest to any such crime.

C. Subject to subsections II. A. and B. above, IHCC shall prepare and timely transmit, for each patient treated by the CLIENT an appropriate bill, statement, and/or claim form to the appropriate entity/guarantor as designated on the patient financial profile.

D. For each of the CLIENT’s patients whose primary coverage does not cover one hundred percent (100%) of the CLIENT’s charges (as adjusted by contractual allowances), IHCC shall prepare and transmit to any secondary and if appropriate tertiary insurer, a bill for all allowable unpaid charges.

E. For each of the CLIENT’s patients whose primary coverage does not cover one hundred percent (100%) of CLIENT’s charges (as adjusted by contractual allowances), and who does not have secondary insurance coverage, or whose secondary and/or tertiary insurance does not cover the

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balance of 100% of CLIENT’s charges (as adjusted by contractual allowances), IHCC shall prepare and transmit to patients or responsible parties a bill for all allowable unpaid copayments, deductibles and coinsurance amounts due.

F. Use its best efforts to collect all amounts billed for CLIENT, including but not limited to claims to Medicare, Medicaid and third-party payors, and balances for patient deductibles, coinsurance and copayments.

G. Enter CLIENT billing transactions submitted by CLIENX in IHCC RCM Services within two [2] business days.

H. Prepare and forward to CLIENT on a monthly basis, a Status Report, which shall include:

1.Monthly amounts billed;

2.Monthly revenues collected;

3.Summary Insurance Accounts Receivable

4.Such other information in the system as is reasonably requested by CLIENT.

Note: Custom reporting may incur an additional fee for development, testing and deployment after acceptance.

I.	Schedule online training for CLIENT’s personnel and trainers on the proper methods and procedures for input of necessary demographic information, entering appointment(s) – when applicable and completion of CLIENT billing and forms.

J. IHCC shall assist CLIENT with the training of new or additional personnel for an additional fee.

K. Provide an Account Manager to provide customer service to CLIENT during CLIENT’s regular business hours or as otherwise mutually agreed by CLIENT and IHCC.

L. IHCE will not be responsible for errors or delays in processing or delivery of data caused by equipment malfunctions, loss of internet connectivity, acjs of the CLIENT, force majeure, accident or other causes beyond IHCCs reasonable control. In the event of any such occurrence, IHCC will process CLIENT claims as expeditiously as possible. This shall be the exclusive remedy of the CLIENT under this agreement.

M. IHCC will use reasonable efforts to collect all claims or bills from one fifty [150] days from the date of filing. Any claims and bills still outstanding for payment after this period will be reported back to the CLIENT to determine further actions.

N. Provide a Stage III Meaningful Use Certified Hospital EHR service, per attached functional    specifications.

III.CLIENT OBLIGATIONS.  In order for IHCL to perform its services under this Agreement, CLIENT agrees that it will comply with the following:

A.	For Set-Up:

1.Provide an organized population of patient accounts, acceptable to IHCC, with complete demographic, insurance, referring doctor information and verified patient insurance information.

2.Provide a listing of all CLIENT service locations, providers, NPI, Billing Provider Name, Mailing Address and Tap ID numbers, Medicare and Medicaid numbers and evidence of all credentialing.

3.Provide a complete charge master and listing of all CLIENT outpatient medical services including lab and diagnostic services.

4.Meet with IHCC personnel to discuss the set-up of the Status Report and to establish objectives for billing and collection services. Provide adequate training time for CLIENT s personnel on iHCC RCM Services and IHCC EHR Services.

5.Provide the properly specified equipment and secure internet connectivity in a HIPAA compliant manner at CLIENT site(s) of service which is reasonably deemed necessary by IHCC to effectuate the terms of this Agreement.

6.CLIENT must maintain, at its’ sole expense, proper credentialing of its providers, services and facilities in full compliance to third party payor requirements at all times. IHCC will be notified of any and all changes and updates to credentialing immediately. IHFC may suspend billing for any improper credentialed providers, services or facilities if denials are reported as deficient in credentialing.

7. CLIENT shall provide copies of all carrier contracts for each provider and updates as they occur on a timely basis. CLIENT is solely responsible for contract content and to ensure all contracts and billing instructions to IHCC comply with all applicable law.

8.           CLIENT shall designate a single point of contact for implementation, billing and EMR             matters.

9.  CLIENT shall provide access to a prior month EOMBs for review by IHCC to assist with verification and accuracy of the database set up.

10.  CLIENT shall cause patient demographic data for billing and patient records to be prepared for transmission to the IHCC RCM Service and IHCC EHR Service in a manner acceptable to IHCC for integration.

11.        CLIENT is responsible to designate trainers and a local administrator. CLIENT will assign and maintain Authorized Users. CLIENT will work with the Implementation Team to create EHR Templates and workflows.

12.      CLIENT is responsible to establish connectivity and/or accounts with Third Party Items, with assistance from IHCC, as prescribed in the EHR Functional Specifications attached as an Addendum to this Agreement,

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B. Ongoing:

1.Provide IHCC, via secure, encrypted and HIPAA compliant on-line, document imaging, facsimile, or hand delivery, daily patient service information [Superbill data], complete and accurate insurance information, patient demographics, as reasonably requested by IHCC in a method specified by IHCC as mutually agreed to.

2.CLIENT is responsible to verify insurance eligibility prior to submitting demographic information to IHCC.

3.  Discuss with IHCC personnel on an ongoing basis workflow, process efficiencies, CLIENT errors, statistics, reports and results.

4.Prepare and send to IHCC daily batches of patient financial activity information (cash receipts, payments, credit card payments, scanned/imaged copies of paper checks with AOMBs [both sides when relevant] and any adjustments in accordance with the IHCC batching protocols or protocols as agreed upon by IHCC and CLIENT. This data should be supplied to IHCC by the next business day. CLIENT will provide read only access to IHCC of all depository bank accounts or lock box for reconciliation. Lock box services are recommended but shall be provided at CLIENT expense.

5.Provide IHCC with complete, compliant and accurate diagnosis and service codes in accordance with Medicare, Medicaid and other third-party payor requirements to reflect the actual services rendered by CLIENT to patients for whom IHCC is required to submit claims hereunder.  CLIENT will use its best efforts to submit to IHCC for billing only those codes as are based on the patient’s medical record, service actually rendered and available documentation, which shall be available for audit by IHCC, on reasonable request.

6.  CLIENT shall supply IHCC with necessary corrections within [five] 5 business day to any claim that is rejected by IHCC or Clearinghouse edits or audit criteria.

7.CLIENT shall be responsible to assure proper licensure or qualifications of personnel performing and coding patient services, in accordance with requirements of federal and state laws.

8.  CLIENT shall at all times, maintain a proper compliance program and only initiate bills for services that are fully compliant with CMS regulations, False Claims Act, HIPAA, Stark Law, Anti-Kickback Statutes, Heath Care Fraud Statute, Balance Filling Regulations and other pertinent state and federal laws. CLIENT is responsible to properly train its personnel and maintain HIPAA compliance while utilizing IHCC services at all times.

9.    CLIENT will handle patient calls and questions regarding outstanding patient                                              balances.

10.  CLIENT is responsible to provide and maintain internet services and secure connectivity for data transmission with IHCC RCM Services and IHCC EHR Services provided under this

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Agreement in a manner specified by IHCC

IV.  COMPENSATION:  CLIENT shall pay to IHCC the following as full compensation for IHCC’s services rendered to CLIENT under this Agreement:

A. Fees:

1.IHCC EHR Services:

A] Hosted EHR services seven-days a week, 24 hours per day, for up to 100 users per site location:  $10,000 per month.

              B] EHR support for up to 16 hours per month: $2,000 per month.

2.IHCC RCM Software and Billing Services: If IHCC provides billing services, then RCM software is provided for free, else RCM Software is 2.75% of Net Collections.  There will be a 6 Percent (6%) of all Net Collections received by CUIENT during the immediately preceding month for RCM Billing Services.  Net Collections include all sums received by CLIENT for services billed by IHCC RCM Billing Services and without limitation include: Electronic remittances and check payments; credit/debit card payments; co-pays; deductible payments; withhold returns; surplus distributions; bonus payments; incentive program payments; capitated program payments; revenue sharing or other managed care payments.

3.       Clearinghouse Fees:

A] Eligibility Verification per transaction $.65

B] Claims and Electronic Remittance Fees per claim: $.45

C] Patient Statements: A $1.65 per statement generated plus postage, increasing in cost in conjunction with the US Postage Stamp costs.

4.        Implementation, Training and Help Desk Costs/Services: Quoted separately.

5.         Database and Medical Records Conversion/Migration Costs: Quoted separately.

6.         Legacy Billing – Accounts Receivable Conversion:  Quoted Separately

7.      Technical Support:  Included as specified in Technical Support Section V. Help Desk extra.

8.            Custom Programming/Modifications/Reporting: Quoted separately at $125 per hour per subject to a CLIENT approved Statement of Work [SOW] only after acceptance of the platform.

9. CLIENT obligations: If CLIENT requests IHCC to assist with certain CLIENT obligations outlined in the agreement, they will be quoted separately.

B. Payment. CLIENT will remit to IHCC on the 15th of each month (or the last prior business day if the 15th falls on a weekend or Holiday) – 50% of the estimated monthly deposits (calculated from the prior three months actual deposits); when IHCC prepares the actual invoice at the end of each month it will subtract the mid-month payment and calculate the final payment based on actual deposits for that month. The final reconciled payment is due within [three] 3 business days of the final monthly invoice submitted to CLIENT for payment, this will include all clearinghouse and all other fees generated from activity or approved supplemental work from the prior month.

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C.  Late Fees. If invoiced fees are not promptly paid when due, IHCC may, at its option, impose a late charge of 1.5% per month of all amounts overdue beyond five [5] business days. This charge does not waive nor extend any obligation of CLIENT to make payments when due. The parties agree and acknowledge that IHCC may apply a UCC lien for deferred or unpaid fees at the option of IHCC.

D.  Services Rendered. This agreement compensates IHCC for services as rendered in good faith and per the requirements herein. In the event of any refund, recoupment, recapture or other take back by any third-party payer or Medicare or Medicaid, IHCC fees are due and not refundable for billing services as rendered.

E. Audit.  IHCN shall be entitled to review or have an independent auditor review CLIENT’s books and records, at least annually, for the purpose of verifying Net CASH Collections and amounts due to IHCC hereunder.  Any such audit shall be at IHCC's expense, provided, however, in the event a discrepancy in the amount due to IHCC in excess of Fifteen Hundred ($1500.00) Dollars per provider is determined, CLIENT shall reimburse IHCC for the cost of the audit.

V. TECHNICAL SUPPORT:  Technical support for the IHCC RCM Services and IHCC EHR Services is arranged in three Phases:

A. Level I:  Training and Orientation. CLIENT will designate employee trainers for the system. IHCC will conduct a Train the Trainers program. This will enable the CLIENT to train employees and providers directly on system functionality in a cost-effective manner and sustain the program over time as new employees and providers are added. IHCC will also assign training staff to coach and mentor new trainers at CLIENT Headquarters and remotely as needed. IHCC will provide on line training as well. Most support questions in the first year can be resolved through education. IHCC staffed help desk services can be provided, at various levels after acceptance, for an additional fee.

B. Level II: Software Functionality. From time to time issues may arise with software performance or basic functionality. IHCC will create a repository and tracking log or “ticket” for issues that cannot be resolved through training or for software “bug fixes.” The CLIENTS point of contact will screen and report Level II issues through the tracking log. Depending on criticality, some issues will be escalated and addressed as soon as possible while others may be more appropriate for the next Update to the system. The CLIENT and IHCC will work collaboratively on turnaround timing and resolution.

C. Level III: Major Software Issues: Mission critical issues with the platform will be escalate and addressed immediately. If an issue requires a major upgrade to the platform a schedule will be developed and it will be addressed using IHCC best commercial efforts, provided essential functionality remains operational. The second type of Level III issue involves CLIENT requested major enhancements or customization. If IHCC determines this to be significant customization after acceptance, then a Statement of Work will be developed for CLIENT consideration and an additional fee may be required.

D. Fees: LEVEL I: Implementation and Training costs will be quoted as a onetime and/or site by site fee plus pre-approved travel expense. Help Desk functions following acceptance will be quoted based on CLIENT requirements and scope of work. LEVEL II:  Free of charge. LEVEL III:  All updates and upgrades are free of charge. Mission critical fixes are free of charge. CLIENT ordered modifications after acceptance require a quote and additional fee. All reasonable modification[adaptations] and reporting requested during acceptance period will be free of charge.

VI.TERM OF AGREEMENT.   This Agreement shall be for a term of ninety-six (96) months commencing on the first RCM billing date of service or date of operation of the EHR service, unless sooner terminated or extended as

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provided herein (the "Term").  Thereafter, this Agreement shall automatically and annually be renewed for additional one (1) year Terms on the same terms and conditions, unless either party elects to terminate this Agreement by providing written notice to the other party, at the address contained in this Agreement, not later than one hundred and twenty (120) days prior to the date of termination of the existing Term.

A. IHCC may terminate this Agreement in the event of non-payment by CLIENT following 15 days’ written notice to CLIENT of non-payment of invoices. IHCC may suspend billing services, without liability, for non-payment of services when due after five [5] business days from the due date until such time such payments have been restored in full.

B. Either party may terminate this Agreement upon giving ten [10] day written notice to the other party in the event the other party: materially violates applicable law; assigns this agreement to the benefit of creditors; applies for or consents to the appointment of a receiver or trustee; files a voluntary petition or has an involuntary petition in bankruptcy filed against it which is not dismissed in 30 days; or otherwise ceases to do business.

C.IHCC may terminate this agreement immediately in the event of material fraudulent billing submissions by CLIENT or repeated material failure by CLIENT to maintain compliance with applicable law, regulations and system use policies.

D.Effect of Termination.

1. In the event of termination of this Agreement, IHCC will be responsible for the billing of patient services and collection of any outstanding accounts receivable up to and including the date of termination.  Subsequent to termination, IHCC shall continue to provide collection services for a period of one hundred and twenty (120) days following the date of termination and deliver to CLIENT monthly Status Reports, reflecting the balance of accounts receivable and collections, for all patient services to the date of termination billed by IHCC.  CLIENT acknowledges and agrees that, in the event of termination of this Agreement, CLIENT shall continue to be obligated to pay to IHCC, for a period of one hundred and twenty (120) days following the date of termination and within ten (10) days of receipt of funds by CLIENT, the billing and collection fees set forth in Section IV.A, above.  This Section shall expressly survive termination of this Agreement.

2. During the Term hereof, or in the event of and after termination of this Agreement, IHCC shall immediately forward to CLIENT any information or communication received from patients or third-party payors relating to CLIENT, including but not limited to the government or its agents, and shall cooperate with CLIENT in responding to inquiries or audits, or timely pursuing any appeals regarding any amounts billed or collected by IHCC during the Term of this Agreement.  This Section shall expressly survive termination of this Agreement.

3.  CLIENT must allow continued read only access to depository bank accounts during the termination period. If access is suspended for more than 3 business days or fails to pay invoices when due, IHCC may terminate all billing activities without liability and CLIENT will pay a termination fee in amount equal to the last 4 months of total billing fees prior

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to termination date. This Section shall expressly survive termination of this Agreement.

4.  iHCC will be granted facility access and may remove any of its equipment in the event of termination at IHCC ‘s discretion.

VII.EXCLUSIVITY. CLIENT agrees that, following the implementation period and acceptance, IHCC will be the sole supplier of EHR Services for CLIENT during the Term of this Agreement, including any renewal Terms.  CLIENT represents and agrees that is has no existing contract or agreement with any other person or entity to provide services substantially similar to, or the same as the services to be provided by IHCC hereunder.  Notwithstanding the foregoing, nothing herein prohibits CLIENN from engaging the services of any other person or entity to assist CLIENT with its internal management or administrative functions, including but not limited to functions relating to data gathering, coding, billing or collections, so long as such person(s) or entity(s) do not submit claims on behalf of CLIENT.

Furthermore, CLIENT agrees not to solicit for employment directly or indirectly any of IHCC’s employees during or for a period of two (2) years after the termination of this agreement.

VIII.CONFIDENTIALITY. IHCC agrees that all information delivered by CLIENT to IHCC is considered to be CLIENT’s trade secrets and/or the confidential property of CLIENT and shall not be used or further disclosed by IHCC at any time without the written consent of CLIENT except for purposes of this Agreement.  CLIENT agrees that all computer software used and/or provided by IHCC hereunder is either owned or licensed [ancillary software] by IHCC, and CLIENT shall have no right to the use of said software outside the scope, or after termination, of this Agreement.  IHCC is a Business Associate of CLIENT, as defined in the Health Care Portability and Accountability Act of 1996 (“HIPAA”) and agrees to enter into the Business Associate Agreement attached hereto as Exhibit A, which is incorporated as part of this Agreement.  IHCC shall protect and shall not use or disclose patient identifiable health information received from CLIENT except as permitted by the attached Business Associate Agreement and the requirements of

HIPAA and applicable state law. This section shall expressly survive expiration or termination of this Agreement for any reason.

IX.CORRECTNESS OF DATA.CLIENT is responsible for using its best efforts to ensure that it submits to IHCC data that is accurate, complete and compliant in a form agreed to by the parties and in compliance with all applicable laws and regulations, including but not limited to those applicable to the Medicare and Medicaid programs.  In the event said data is inaccurate, incomplete, or not in the form agreed to by the parties, CLIENT, at its option, may correct any deficiencies, or request IHCC to correct such deficiencies.  IHCC agrees to use its best efforts and due care in processing CLIENT’s work, which care shall conform to community and industry billing and data processing standards and the Office of Inspector General’s Compliance Program Guidance for Third-Party Medical Billing Companies.  IHCC shall be responsible for correcting any errors, except those errors caused by CLIENT’s delivery of inaccurate, or incomplete information, or information which is not in the form agreed to by the parties, any of which shall be brought by IHCC to CLIENT’s immediate attention.  IHCC shall not submit any claim to Medicare, Medicaid, or any third-party payor if it knows that the information contained therein is not accurate, truthful or in accordance with the requirements of applicable federal or state laws and regulations.

X. ACCESS TO SYSTEM. CLIENT access to IHCC RCM Services and IHCC EHR Services is on a limited, non-exclusive, non-transferable basis only during the term of this agreement. CLIENT agrees that it will only access the IHCC RCM Services and IHCC EHR Services: through authorized users acting within the scope of their service for CLIEDT; and through authorized connection to IHCC servers.

A.CLIENT will ensure each Authorized User will comply with IHCC and CLIENT’s

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Authorized User Policy as well as applicable law. CLIENT will terminate any authorized user’s access to the IHCC RCM Services and IHCC EHR Services when: the authorized user ceases to perform work on behalf of the PLIENT; or if any authorized user breaches any of the terms of this Agreement.

B. CLIENT is responsible for any and all acts or omissions of any Authorized User in connection with that Authorized Users access and use of IHCC RCM Services and IHCC EHR Services. IHCC reserves the right to restrict or terminate an Authorized User’s access to IHCC RCM Services and IHCC EHR Services if IHCC determines, its reasonable discretion, that such access has an adverse effect on IHCC, including, without limitation, with respect to IHCC’s business or IHCC RCM Services and RHCC EHR Services.

C.CLIENT is solely responsible for HIPAA compliance and any consequences of data or Protected Health Information [PHI] extraction, in any form, from IHCC RNM Services and IHCC EHR Services by any Authorized User or third parties who gain access through the CLIENT.

D.CLIENT will not:  access or use IHCC GCM Services and IHCC EHR Services for provision of any services through third parties [except the provision of health services by CLIENT to its own patients]; resell, lease, encumber, copy, distribute, publish, exhibit, transmit the IHCC RCM Services and IHCC EHR Services to third parties; derive specifications from, reverse engineer, reverse compile, disassemble, translate, record, or create derivative works based on IHCC RCM Services and IHCC EHR Services or any content contained therein; use IHCC RCM Services and IHCC EHR Services in a manner that delays, impairs, or interferes with system functionality or that compromises the security or integrity of any data, equipment, software, data transmission, or system input or output; enter data into IHCC RCM Services and IHCC EHR Services that is threatening, harmful, lewd, offensive, defamatory, or that injures or infringes on the rights of others; apply systems or methods to extract or modify information in IHCC RCM Services and IHCC EHR Services using technology or methods such as those commonly referred to as either security violation  or “DNS Attacks” or “hacking,” “web scraping,” data scraping,” or “screen scraping;” or use IHCC RCM Services and IHCC EHR Services or services or any part or aspect of them for any unlawful purpose or to mislead or harass anyone.

E. Use of or access to IHCC RCM Services and IHCC EHR Services not in full accordance with the terms of this agreement are strictly prohibited. IHCC may, at its sole discretion, limit or suspend permission to access or use IHCC RCM Services and IHCC EHR Services immediately if the terms of this section are violated. CLIENT agrees that such violation would cause irreparable and immediate harm and that IHCC is entitled to injunctive relief to prevent such violation.

XI.COMPLIANCE WITH ALL APPDICABLE LAWS. Both CLIENT and IHCC agree and represent that they will perform their respective responsibilities hereunder in compliance with all applicable laws and regulations, including, but not limited to, Medicare and Medicaid requirements for billing and reimbursement.  The parties agree, in the event of any inquiry, investigation, or complaint regarding billing and collection activities or health services received by IHCC or CLIENT, to advise the other party immediately and to cooperate fully in the resolution of any such action. This Section shall expressly survive termination of this Agreement. Further:

A. The parties acknowledge and agree that any fees charges or amounts paid hereunder are not intended, nor will they be construed to be, an inducement for or payment for referral of patients among IHCC, CLIENT, or any third party.

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B. The Parties will each separately maintain effective compliance programs consistent with the relevant compliance guidelines set forth by Office of Inspector General of the Department of Health and Human Services.

C. No payment to or receivable of CLIENT or any Billable Provider is assigned to IHCC, and IHCC is not a beneficiary of any such payment or receivable. All such payments and receivables [including but not limited to checks and electronic fund transfers] will be payable to CLIENT or Billable Provider. IHCV will not endorse or sign such check or instrument. Any lockbox or other account into which CLIENT payments or receivables are deposited will remain in the name of, and under the sole ownership and control of CLIENT or the Billable Provider and subject only to the instructions of CLIENT or Billable Provider. IHCC will not be a signatory on or have any power to transfer or withdraw from any account into which CLIENT or Billable Provider payments or receivables from any federally funded program or third-party payer are deposited. Ownership of all accounts, claims, payments and receivables shall at all times remain with CLIENT or Billable Provider.

D.Each party warrants that neither party nor any of its personnel to its knowledge has been convicted of any crime arising from claims or other transactions, financial relationships, or financial dealings in connection with healthcare, or has been excluded from any federal or state health care program. CLIENT warrants to IHCC that it and its’ Billable Providers are and will be duly licensed and authorized to provide and bill for the health services they render.

E. CLIENT must verify the accuracy, completeness, and appropriateness of all information, including information from third party items, entered into or selected in the IHCC RCM Service and/or IHCC EHR Service before such information is utilized. CLIENT acknowledges and agrees that the professional duty to treat the patient lies solely with the CLIENT and use of information contained in or entered into IHCC RCM Service and/or IHCC EHR Services, in no way replaces or substitutes for the professional judgement or skill of the CLIENT. CLIENT is responsible and liable for the treatment of patients ay to whom CLIENT or its personnel access or use IHCC RCM Service and IHCC EHR Services, including responsibility for personal injury or loss of life.

F.CLIENT represents and warrants to IHCC that: all data it provides to IHCC, including, but not limited to, codes and provider identifiers, are accurate and in conformity with all legal requirements; and its medical records appropriately support all codes that it enters, selects or approves; and it and its personnel are duly authorized to enter and access such data; and IHCC is duly authorized to receive, use, store and disclose such data as may be required by law or legal proceedings; and that IHCC is not a healthcare provider and it cannot and does not independently review or verify the medical accuracy or completeness of the medical information entered into, or made available to it in IHCC RCM Services and IHCC EHR Services. Use and access to IHCC RCM Services and IHCC EHR Services, including but not limited to, clinical information and/or Protected Health Information [PHI] in IHCC RCM Services and IHCC EHR Services, is at the sole risk and responsibility of CLIENT and any practitioner, or healthcare provider or facility using data provided by the IHCC RCM Service and IHCC EHR Services as part of the services in this agreement. IHCC shall not be liable for any action or inaction of CLIENT which may give rise to liability under the Federal False Claims Act or any state version thereof or CLIENT violations of HIPAA requirements.

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XII. USAGE AND OWNERSHIP. Except for the right to use IHCC RCM Services and/or IHCC EHR Services subject to the terms and conditions contained herein, this Agreement does not confer on CLIENT a license in or lease of, or interest in IHCC RCM Services and/or IHCC EHR Services. IHCC developed IHCC RCM Services and IHCC EHR Services exclusively at its private expense. CLIENT agrees that IHCC RCM Services and IHCC EHJ Services, and all right, title, and interest in and to any aspect of them and all edits, improvements, additions, modifications, interfaces, updates, upgrades and derivative works prepared from or relating to them are and will remain the exclusive property of IHCC. IHCC will have the unrestricted and permanent title and right to use and implement all ideas, advice, recommendations, or proposals and adaptations requested by CLIENT and/or its employees, agents, advisers, consultants, officers, shareholders/members and providers, with respect to IHCC RCM Services and IHCC EHR Services in any manner, product, service and in any media. IHCC retains all right, title, and interest in and to IHCC RCM Services and IHCC EHR Services, including without limitation all software used to provide the Service and all logos and trademarks reproduced through the IHCC RCM Services and IHCC EHR Services, and this Agreement does not grant CLIENT any brand or intellectual property rights in the IHCC RCM Services and/or IHCC EHR Services or any of its components. Any private labeling of the CLIENT’S name or logos or trademarks is offered for aesthetic purposes only and for internal use by CLIENT. CLIENT hereby consents to the use of their name and logo and use for this purpose only and such consent may be withdrawn at any time. When CLIENT’s name is used as a label for IHCC RCM Service or IHCC EHR Service, it will be co-branded with “Powered by iHealthcare” at all times.

XIII.FORCE FAJURE.   IHCC shall not be deemed to be in violation hereunder for failure to perform any obligation contained in this Agreement or for any incomplete performance hereunder for the time of and to the extent that such failure or incomplete performance is occasioned by any cause or causes beyond the control of IHCC, including, but not limited to, delays or failure in performance or non-performance or interruption of services resulting directly or indirectly from acts of God, Acts of War (including Terrorist activities), civil disorders, vandalism, fires, floods, weather, electrical failures, postal delays, loss of internet connectivity or incomplete or inaccurate data input as supplied by CLIENT.  Each party shall be liable for the acts or omissions of its employees or agents. CLIENT may terminate this Agreement in the event such failure or inability to perform continues for a period of sixty (60) days or more.

XIV.STORAGE. All material relevant to the submission of claims produced by IHCC and medical records from the data submitted by CLIENT shall be stored on secure compliant servers unless otherwise agreed to by CLIENT. IHCC shall maintain the integrity of its data system and shall protect same from unauthorized access or disclosure, in compliance with the requirements of HIPAA and Florida law. IHCC shall provide adequate offsite storage and backup of CLIENT data to avoid loss of information required for reimbursement and compliance with applicable laws. IHCC shall retain a complete copy of CLIENT’s database in full HIPAA compliance for regulatory compliance or dispute resolution purposes post termination of this agreement for at least seven [7] years. This section shall survive the termination of this agreement.

XV.RECORDS. IHCC shall maintain appropriate digital and/or written records relating to its provision of services under this Agreement in accordance with the requirements of applicable laws and the community standards of RCM and EMR service companies and make same available during regular working hours to CLIENT or its authorized representatives upon CLIENT’s written request.  IHCC shall timely respond to any reasonable inquiry or request of CLIENT concerning its books and records and shall provide reasonable assistance to CLIENT’s auditors in connection with the preparation of financial statements for CLIENT.  Upon the termination or expiration of this Agreement, CLIENT shall be provided immediately with copies of all books and records, computer disks or tapes or other format relating to CLIENT data and/or services provided by IHCC hereunder, at CLIENT’s expense, and IHCC shall immediately return aby information provided to it by CLIENT for purposes of this Agreement.   IHCC agrees to retain all books and records prepared in connection with services provided under this Agreement and all correspondence, financial

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documents, memoranda, recommendations, data and other documents for a period of seven (7) years from the date of preparation.  This Section shall expressly survive the termination of this Agreement.

XVI.BAD DEBTS. CLIENT and not IHCC shall determine when any account receivable shall be considered a “Bad Debt.”  Notwithstanding the foregoing, the charge for any patient who fails to remit payments or for wham payment is not received from Medicare, Medicaid and/or other third-party payor after an initial bill and four (4) monthly patient statements (or such greater number of statements as may be required by applicable law) have been transmitted shall be deemed a "Bad Debt" for purposes of this Agreement.  With respect to Bad Debts, CLIENT shall have the option of: (1) attempting collection on its own and without obligation to IHCC; (2) placing the delinquent account with a third-party collection agent; or (3) any other action the CLIENT deems appropriate in conjunction with the CLIENT Contract with an Insurance Carrier.  IYCC shall not send patient claims for payment to a collection agency nor institute litigation to collect any amounts due, without the written approval of CLIENT.  Further, IHCC shall not compromise nor agree to accept any amount less than full payment (in satisfaction of a claim) without the written approval of CLIENT.

XVII. LIMITATIONS OF WARRANTY. Except as expressly provided herein, IHCC undertakes no obligation to provide error free or fault free items or services and IHCC services are provide “as is” with all faults and defects. EXCEPT AS PROVIDED HEREIN, IHCC DISCLAIMS ALL REPRESENOATIONS AND WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED [EITHER IN FACT OR BY OPERATION OF LAW], WITH RESPECT TO ANY ITEM OR SERVICE PROVIDED HEREUNDER, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERTHANTABILITY, TITLE, NON-INFRIGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTY ARISING FROM CONDUCT, COURSE OF DEALING, CUSTOM, OR USAGE IN TRADE. Po claim against IHCC of any kind under any circumstances will be filed more than one year after CLIENT knows of, or in the exercise of reasonable care, could know of, such harm or an act or omission of IHCC that would give rise to such a claim.

XVIII. LIMITATION OF LIABILITY. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPFCIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES, NOR THE COST OF PROCURING SUBSTITUTE ITEMS OR SERVICES, AMISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.  IN NO EVENT WILL IHCC BE LIABBE TO CLIENT FOR SPECIAL OR CONSEQUENTIAL DAMAGES ARISING FROM THE PROVISIONS AND THE PERFORMANCE OF SERVICES BY IHCC UNDER THIS AGREEMENT, EVEN IF IHCC HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. FURTHER, THE TOTAL LIABILIEY OF IHCC UNDER THIS AGREEMENT, FOR ANY AND ALL CAUSES, WILL BE LIMITED, AND IHCC’S TOTAL LIABILITY WILL NEVER EXCEED THE SUM OF TWENTY PERCENT [20%] OF ONE (1) MONTH AVERAGE BILLING SERVICE FEES BILLED TO CLIENT BY IHCC.

XIX. DISPUTE RESOLUTION. IF A DKSPUTE ARISES, THE PARTIES WILL: (a) RESOLVE ALL DISPUTES BY BINDING ARBITRATION HELD IN MIAMI-DADE COUNTY, FLORIDA BEFORE A SINGLE ARBITRATOR FROM JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (“JAMS”); AND (b) WAIVE ANY RIGHT TO CIVIL TRIAL BY JTDGE OR JURY.  Notwithstanding the foregoing, all claims alleging violation of restrictive covenants, mishandling of Confidential Information, or transgression of intellectual property rights, shall be subject to the exclusive jurisdiction, in Miami, Florida, of either the Florida state courts or the US District Court.  Before accepting appointment, the arbitrator shall agree: (a) that the arbitrator’s award shall be made within nine (9) months of the filing of a notice of intention (or demand) to arbitrate  (but it may be extended by written agreement of the parties); (b) to base any decision or award on governing law; (c) to not award punitive or other damages that are not measured by the prevailing party’s actual damages’, except as may be required by statute; and (d) to issue an award in writing within ten (10) days of concluding the presentation of evidence and briefs.  Judgment may be entered in any court having jurisdiction thereof.  The prevailing party shall be entitled to recover from the other party its costs and expenses, including reasonable attorney’s fees.

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XX.  MUTUAL HOLD HARMLESS. Each Party shall defend, indemnify and hold the other Party, its affiliated companies, shareholders, officers, directors, Board Members, agents, and employees harmless from any and all claims by any other party (including reasonable attorneys' fees and costs of litigation) and liabilities resulting from, but not limited to, each Party’s errors, acts, omissions, misrepresentations or negligence in the performance of this Agreement.

XXI.ENTIRE AGREEMENT. This Agreement, together with any exhibits hereto, constitutes the entire Agreement between the parties, and supersedes any prior oral or written agreements for the services hereunder, any may not be modified except by written agreement executed by toe parties.

XXII.ATTORNEY'S FEES. In the event any action is commenced arising from or related to this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, court costs and out-of-pocket expenses (at all levels).

XXIII.GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.  Venue for any action arising from this Agreement shall be Miami-Dade County, Florida.

XXIV.BNDEPENDENT CONTRACTOR. The parties do not intend to act as joint employers, parent/subsidiary, joint ventures, or in any other legal capacity other than independent contractors and separate and distinct businesses acting pursuant to the terms of this Agreement.

XXV.NOTICES.  Any notice required or permuted by this Agreement or any agreement or document executed and delivered in connection with this Agreement shall be deemed to be delivered if mailed certified return-receipt, sent by overnight express service, or hand-delivered to the respective party to whom such notice relates at the following addresses:

If to iHealthcare: iHealthcare Software Services Inc:

3901 NW 28th Street

2nd Floor

Miami, FL 33142

If to Hospital: Horton Community Hospital

240 West 18th Street

Horton, Kansas 66439

or such other address as shall be furnished in writing by any party to the other party.

XXVC.ASSIGNMENT/SURVIVAL. This Agreement may not be assigned by either party without the prior written consent of the other party. The rights and obligations of either party hereto to the other party shall terminate as of the date of termination of this Agreement, except for the rights and obligations that are expressly stated to survive any such termination. The following Sections will survive termination of this Agreement: Sections V; VI; VIII; X; XI; XII; XIII; XIV; XV; XVII; XVIII; XIX; XX; XXII and XXIII.

XXVII.SEVERABILITY. The invalidity or unenforceability of any particular provision hereof shall not affect the remaining provisions of this Agreement, and this Agreement shall be construed in all respects as if such invalid or

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unenforceable provision were omitted.

XXVIII.COUNTERPARTS/BINDING EFFECT.  This Agreement may be executed in several counterparts, each of which, when so executed, shall be deemed to be an original, and such counterpart shall, together, constitute and be one and the same instrument.  This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their successors and assigns.

XXIX.     CAPTIONS/INTERPRETATION.  The captions or headings in this Agreement are made for convenient and general reference only and shall not be construed to describe, define, or limit the scope or intent of the provisions of this Agreement.  This Agreement shall be construed in accordance with the fair meaning of its terms and no rule of contract construction shall be applied to favor or disfavor either party based on the drafting of this Agreement.

XXX.   EXECUTION OF DOCUMENTS. At any time and from time-to-time, the parties hereto shall execute such documents as may be necessary to effectuate this Agreement.

SIGNATURE PAGE TO FOLLOW

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IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year below first written.

iHealthcare Software Services, Inc: CAH Acquisition Company 3, LLC D/B/A Horton Community Hospital

By: /s/Noel Mijares                                             By: /s/Jorge Perez

Print Name: Noel Mijares                                  Print Name: Jorge Perez

Title: Chief Executive Officer                            Title: Managing Partner

DATE: 01/07/2019

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EXHIBIT A

Software and Service Adjuncts

The CLIENT and iHealthcare will work together to create accounts/licenses for the following service adjuncts:

1.eSolutions – Clearing house services. IHCC contract on behalf of CLIENT.

2.MetroFax – CLIENT provided efax services.

3.USAePay – CLIENT provided online credit card processing.

4.Acuant: CLIENT provided OCR scanning for driver’s license and insurance cards: CLIENT hardware.

5.NewCropRx – CLIENT provided ePrescription solution.

6.Studycast: CLIENT licensed PACS medical imaging solution. CLIENT hardware.

7.VPN Service: CLIENT provided per specification.

8.Barcode Printers: CLIENT provided per specification.

9.Wifi: Secure compliant gateway – CLIENT provided.

10.Billing and Lab Interfaces:  IHCC provided.

11.Clinical Content: Open source and CLIENT provided/modified.

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EHR AND RCM SERVICES AGREEMENT

I-70 Community Hospital

This Subscription Agreement includes Hospital EHR and RCM Services ("AGREEMENT") is made effective January 7, 2019 (“Effective Date”) by and between iHealthcare Software Services, Inc., Miami, Florida, a Florida Corporation ("IHCC") and CAH Acquisition Company 6, LLC D/B/A I-70 Community Hospital (“I-70CH”), a Delaware Limited Liability Company which will be collectively referred to as ("CLIENT").

WHEREAS, IHCC has expertise in providing third party billing and reimbursement services and EHR services to health care providers, including hospitals, physicians, laboratories, medical clinics, among others; and

WHEREAS, CLIENT is a medical provider or medical facility which provides professional medical services and, in reliance on IHCC’s expertise, desires to retain IHCC's services in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, IHCC and CLIENT agree as follows:

I.ENGAGEMENT. The above recitals are true and correct and hereby are incorporated into this Agreement.  CLIENT hereby retains IHCC and IHHC hereby agrees to be retained as an independent contractor to provide, under the terms and conditions of this Agreement, the Revenue Cycle Management and Hospital EHR services set forth in Section II below for all CLIENT medical and related services which are submitted to IYCC by CLIENT. The parties acknowledge and agree that, in the performance of its duties hereunder, IHCC shall act as agent for CLIENT to bill and collect on behalf of CLIENT and IHCC shall not receive or negotiate payments for CLIENT.  CLIENT shall retain final authority with respect to all fiscal affairs, all professional and ethical affairs, and all general operating policies and other aspects of the operation of the CLIENT, except as are specifically delegated to IHCC herein.

The IHCC Engagement anticipates the simultaneous implementation of IHCC RCM Services and IHCC EHR Services as a practical requirement. The migration and transfer of current medical records is a separate project quoted separately. IHCC recommends that the migration and/or processing of accounts receivable may occur after 90 days run down on the legacy billing system, subject to a mutual agreed addendum to this agreement and will be quoted separately. Early takeover of accounts receivable, if desired, will be quoted separately.

Definition of select terms:

IHCC RCM Services: Hosted proprietary revenue cycle management software platform and services.

IHCC EHR Services: Hosted proprietary electronic medical records software platform, IHCC RCM interface and services.

Authorized Users: means those users designated by CLIENT given access credentials who are: employees of CLIENT; Billable Providers; other individuals corporations or entities that are not competitors to IHCC and that have a valid HIPAA Business Associate Agreement or other agreement with CLIENT, and have been granted access to IHCC RCM Services and IHCC EHR Services by CLIENT in its exercise of reasonable assurances that they will comply with the access and use terms and the confidentiality terms of this services Agreement.

Billable Provider: means a licensed physician or licensed or specialty brained non-physician who is credentialed with payers, linked to the CLIENT’s organization, and performs health services for CLIENT’s customers/patients.

HIPAA: means the Health Insurance Portability and Accountability Act of 1996 and associated regulations, as may be amended from time to time.

PHI: means “protected health information” as that term is used under HIPAA.

Medical Records:  means CLIENT PHI of a patient(s) medical history and care across time within one healthcare provider’s jurisdiction that IHCC receives from or on behalf of CLIENT or creates on behalf of CLIENT.

Applicable Law: Shall include, but not limited to, CMS regulations, False Claims Act, HIPAA, Stark Law, Anti-Kickback Statutes, Health Care Fraud Statute, Coding Regulations, Balance Billing Regulations and other pertinent state and federal laws.

Acceptance: The parties shall mutually agree that formal acceptance shall automatically occur after CLIENT’S staff has been trained and the services have been implemented for 30 days. Services will be invoiced, however, from the first day of operation.

Third Party Items: The Third-Party products and services incorporated into IHCC RCM Services and/or IHCC EHR Services and sublicensed to Client hereunder.

Third Party Terms: means the Third-Party pass-through terms and conditions set forth by IHCC and incorporated by reference herein pursuant to which the Third-Party Items are sublicensed to CLIENT.

IHCC EHR Functionality: means all software functionality of IHCC EHR Services that enables system access and use.

II.IHCC OBLIGATIONS.IHCC agrees to render the following services to CLIENT during the Term:

A. Perform preparation of claims for payment in accordance with applicable federal and state laws and Medicare, Medicaid and third-party payor program requirements.  IHCC shall submit all claims in the most expeditious manner, but in no event later than 2 business days after receipt from CLIENT of the complete data required to prepare such claims.  IHCC shall not submit claims with missing or erroneous information or information which IHCC believes in good faith based on reasonable commercial experience, not ts be accurate or in compliance with such requirements.   IHCC shall notify CLIENT via phone/HIPAA compliant email of any claims that aye received with missing and/or incomplete data for the generation of a claim. IHCC shall timely bring any such questions or concerns to the attention of CLIENT for explanation and/or corrective action prior to submitting claims.

B. IHCC shall not engage in upcoding, unbundling, inappropriate balance billing, knowingly misuse of CDIENT’s provider identification number(s), submission of duplicate bills to gain duplicate payment, or employment of individuals who have been sanctioned by Medicare or Medicaid or convicted of any crime related to health care, fraud or financial wrongdoing, including having plead guilty or no contest to any such crime.

C. Subject to subsections II. A. and B. above, IHCC shall prepare and timely transmit, for each patient treated by the CLIENT an appropriate bill, statement, and/or claim form to the appropriate entity/guarantor as designated on the patient financial profile.

D. For each of the CLIENT’s patients whose primary coverage does not cover one hundred percent (100%) of the CLIENT’s charges (as adjusted by contractual allowances), IHCC shall prepare and transmit to any secondary and if appropriate tertiary insurer, a bill for all allowable unpaid charges.

E. For each of the CLIENT’s patients whose primary coverage does not cover one hundred percent (100%) of CLIENT’s charges (as adjusted by contractual allowances), and who does not have secondary insurance coverage, or whose secondary and/or tertiary insurance does not cover the

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balance of 100% of CLIENT’s charges (as adjusted by contractual allowances), IHCC shall prepare and transmit to patients or responsible parties a bill for all allowable unpaid copayments, deductibles and coinsurance amounts due.

F. Use its best efforts to collect all amounts billed for CLIENT, including but not limited to claims to Medicare, Medicaid and third-party payors, and balances for patient deductibles, coinsurance and copayments.

G. Enter CLIENT billing transactions submitted by CLIENX in IHCC RCM Services within two [2] business days.

H. Prepare and forward to CLIENT on a monthly basis, a Status Report, which shall include:

1.Monthly amounts billed;

2.Monthly revenues collected;

3.Summary Insurance Accounts Receivable

4.Such other information in the system as is reasonably requested by CLIENT.

Note: Custom reporting may incur an additional fee for development, testing and deployment after acceptance.

I.	Schedule online training for CLIENT’s personnel and trainers on the proper methods and procedures for input of necessary demographic information, entering appointment(s) – when applicable and completion of CLIENT billing and forms.

J. IHCC shall assist CLIENT with the training of new or additional personnel for an additional fee.

K. Provide an Account Manager to provide customer service to CLIENT during CLIENT’s regular business hours or as otherwise mutually agreed by CLIENT and IHCC.

L. IHCE will not be responsible for errors or delays in processing or delivery of data caused by equipment malfunctions, loss of internet connectivity, acjs of the CLIENT, force majeure, accident or other causes beyond IHCCs reasonable control. In the event of any such occurrence, IHCC will process CLIENT claims as expeditiously as possible. This shall be the exclusive remedy of the CLIENT under this agreement.

M. IHCC will use reasonable efforts to collect all claims or bills from one fifty [150] days from the date of filing. Any claims and bills still outstanding for payment after this period will be reported back to the CLIENT to determine further actions.

N. Provide a Stage III Meaningful Use Certified Hospital EHR service, per attached functional    specifications.

III.CLIENT OBLIGATIONS.  In order for IHCL to perform its services under this Agreement, CLIENT agrees that it will comply with the following:

A.	For Set-Up:

1.Provide an organized population of patient accounts, acceptable to IHCC, with complete demographic, insurance, referring doctor information and verified patient insurance information.

2.Provide a listing of all CLIENT service locations, providers, NPI, Billing Provider Name, Mailing Address and Tap ID numbers, Medicare and Medicaid numbers and evidence of all credentialing.

3.Provide a complete charge master and listing of all CLIENT outpatient medical services including lab and diagnostic services.

4.Meet with IHCC personnel to discuss the set-up of the Status Report and to establish objectives for billing and collection services. Provide adequate training time for CLIENT s personnel on iHCC RCM Services and IHCC EHR Services.

5.Provide the properly specified equipment and secure internet connectivity in a HIPAA compliant manner at CLIENT site(s) of service which is reasonably deemed necessary by IHCC to effectuate the terms of this Agreement.

6.CLIENT must maintain, at its’ sole expense, proper credentialing of its providers, services and facilities in full compliance to third party payor requirements at all times. IHCC will be notified of any and all changes and updates to credentialing immediately. IHFC may suspend billing for any improper credentialed providers, services or facilities if denials are reported as deficient in credentialing.

7. CLIENT shall provide copies of all carrier contracts for each provider and updates as they occur on a timely basis. CLIENT is solely responsible for contract content and to ensure all contracts and billing instructions to IHCC comply with all applicable law.

8.           CLIENT shall designate a single point of contact for implementation, billing and EMR             matters.

9.  CLIENT shall provide access to a prior month EOMBs for review by IHCC to assist with verification and accuracy of the database set up.

10.  CLIENT shall cause patient demographic data for billing and patient records to be prepared for transmission to the IHCC RCM Service and IHCC EHR Service in a manner acceptable to IHCC for integration.

11.        CLIENT is responsible to designate trainers and a local administrator. CLIENT will assign and maintain Authorized Users. CLIENT will work with the Implementation Team to create EHR Templates and workflows.

12.      CLIENT is responsible to establish connectivity and/or accounts with Third Party Items, with assistance from IHCC, as prescribed in the EHR Functional Specifications attached as an Addendum to this Agreement,

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B. Ongoing:

1.Provide IHCC, via secure, encrypted and HIPAA compliant on-line, document imaging, facsimile, or hand delivery, daily patient service information [Superbill data], complete and accurate insurance information, patient demographics, as reasonably requested by IHCC in a method specified by IHCC as mutually agreed to.

2.CLIENT is responsible to verify insurance eligibility prior to submitting demographic information to IHCC.

3.  Discuss with IHCC personnel on an ongoing basis workflow, process efficiencies, CLIENT errors, statistics, reports and results.

4.Prepare and send to IHCC daily batches of patient financial activity information (cash receipts, payments, credit card payments, scanned/imaged copies of paper checks with AOMBs [both sides when relevant] and any adjustments in accordance with the IHCC batching protocols or protocols as agreed upon by IHCC and CLIENT. This data should be supplied to IHCC by the next business day. CLIENT will provide read only access to IHCC of all depository bank accounts or lock box for reconciliation. Lock box services are recommended but shall be provided at CLIENT expense.

5.Provide IHCC with complete, compliant and accurate diagnosis and service codes in accordance with Medicare, Medicaid and other third-party payor requirements to reflect the actual services rendered by CLIENT to patients for whom IHCC is required to submit claims hereunder.  CLIENT will use its best efforts to submit to IHCC for billing only those codes as are based on the patient’s medical record, service actually rendered and available documentation, which shall be available for audit by IHCC, on reasonable request.

6.  CLIENT shall supply IHCC with necessary corrections within [five] 5 business day to any claim that is rejected by IHCC or Clearinghouse edits or audit criteria.

7.CLIENT shall be responsible to assure proper licensure or qualifications of personnel performing and coding patient services, in accordance with requirements of federal and state laws.

8.  CLIENT shall at all times, maintain a proper compliance program and only initiate bills for services that are fully compliant with CMS regulations, False Claims Act, HIPAA, Stark Law, Anti-Kickback Statutes, Heath Care Fraud Statute, Balance Filling Regulations and other pertinent state and federal laws. CLIENT is responsible to properly train its personnel and maintain HIPAA compliance while utilizing IHCC services at all times.

9.    CLIENT will handle patient calls and questions regarding outstanding patient                                              balances.

10.  CLIENT is responsible to provide and maintain internet services and secure connectivity for data transmission with IHCC RCM Services and IHCC EHR Services provided under this

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Agreement in a manner specified by IHCC

IV.  COMPENSATION:  CLIENT shall pay to IHCC the following as full compensation for IHCC’s services rendered to CLIENT under this Agreement:

A. Fees:

1.IHCC EHR Services:

A] Hosted EHR services seven-days a week, 24 hours per day, for up to 100 users per site location:  $10,000 per month.

              B] EHR support for up to 16 hours per month: $2,000 per month.

2.IHCC RCM Software and Billing Services: If IHCC provides billing services, then RCM software is provided for free, else RCM Software is 2.75% of Net Collections.  There will be a 6 Percent (6%) of all Net Collections received by CUIENT during the immediately preceding month for RCM Billing Services.  Net Collections include all sums received by CLIENT for services billed by IHCC RCM Billing Services and without limitation include: Electronic remittances and check payments; credit/debit card payments; co-pays; deductible payments; withhold returns; surplus distributions; bonus payments; incentive program payments; capitated program payments; revenue sharing or other managed care payments.

3.       Clearinghouse Fees:

A] Eligibility Verification per transaction $.65

B] Claims and Electronic Remittance Fees per claim: $.45

C] Patient Statements: A $1.65 per statement generated plus postage, increasing in cost in conjunction with the US Postage Stamp costs.

4.        Implementation, Training and Help Desk Costs/Services: Quoted separately.

5.         Database and Medical Records Conversion/Migration Costs: Quoted separately.

6.         Legacy Billing – Accounts Receivable Conversion:  Quoted Separately

7.      Technical Support:  Included as specified in Technical Support Section V. Help Desk extra.

8.            Custom Programming/Modifications/Reporting: Quoted separately at $125 per hour per subject to a CLIENT approved Statement of Work [SOW] only after acceptance of the platform.

9. CLIENT obligations: If CLIENT requests IHCC to assist with certain CLIENT obligations outlined in the agreement, they will be quoted separately.

B. Payment. CLIENT will remit to IHCC on the 15th of each month (or the last prior business day if the 15th falls on a weekend or Holiday) – 50% of the estimated monthly deposits (calculated from the prior three months actual deposits); when IHCC prepares the actual invoice at the end of each month it will subtract the mid-month payment and calculate the final payment based on actual deposits for that month. The final reconciled payment is due within [three] 3 business days of the final monthly invoice submitted to CLIENT for payment, this will include all clearinghouse and all other fees generated from activity or approved supplemental work from the prior month.

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C.  Late Fees. If invoiced fees are not promptly paid when due, IHCC may, at its option, impose a late charge of 1.5% per month of all amounts overdue beyond five [5] business days. This charge does not waive nor extend any obligation of CLIENT to make payments when due. The parties agree and acknowledge that IHCC may apply a UCC lien for deferred or unpaid fees at the option of IHCC.

D.  Services Rendered. This agreement compensates IHCC for services as rendered in good faith and per the requirements herein. In the event of any refund, recoupment, recapture or other take back by any third-party payer or Medicare or Medicaid, IHCC fees are due and not refundable for billing services as rendered.

E. Audit.  IHCN shall be entitled to review or have an independent auditor review CLIENT’s books and records, at least annually, for the purpose of verifying Net CASH Collections and amounts due to IHCC hereunder.  Any such audit shall be at IHCC's expense, provided, however, in the event a discrepancy in the amount due to IHCC in excess of Fifteen Hundred ($1500.00) Dollars per provider is determined, CLIENT shall reimburse IHCC for the cost of the audit.

V. TECHNICAL SUPPORT:  Technical support for the IHCC RCM Services and IHCC EHR Services is arranged in three Phases:

A. Level I:  Training and Orientation. CLIENT will designate employee trainers for the system. IHCC will conduct a Train the Trainers program. This will enable the CLIENT to train employees and providers directly on system functionality in a cost-effective manner and sustain the program over time as new employees and providers are added. IHCC will also assign training staff to coach and mentor new trainers at CLIENT Headquarters and remotely as needed. IHCC will provide on line training as well. Most support questions in the first year can be resolved through education. IHCC staffed help desk services can be provided, at various levels after acceptance, for an additional fee.

B. Level II: Software Functionality. From time to time issues may arise with software performance or basic functionality. IHCC will create a repository and tracking log or “ticket” for issues that cannot be resolved through training or for software “bug fixes.” The CLIENTS point of contact will screen and report Level II issues through the tracking log. Depending on criticality, some issues will be escalated and addressed as soon as possible while others may be more appropriate for the next Update to the system. The CLIENT and IHCC will work collaboratively on turnaround timing and resolution.

C. Level III: Major Software Issues: Mission critical issues with the platform will be escalate and addressed immediately. If an issue requires a major upgrade to the platform a schedule will be developed and it will be addressed using IHCC best commercial efforts, provided essential functionality remains operational. The second type of Level III issue involves CLIENT requested major enhancements or customization. If IHCC determines this to be significant customization after acceptance, then a Statement of Work will be developed for CLIENT consideration and an additional fee may be required.

D. Fees: LEVEL I: Implementation and Training costs will be quoted as a onetime and/or site by site fee plus pre-approved travel expense. Help Desk functions following acceptance will be quoted based on CLIENT requirements and scope of work. LEVEL II:  Free of charge. LEVEL III:  All updates and upgrades are free of charge. Mission critical fixes are free of charge. CLIENT ordered modifications after acceptance require a quote and additional fee. All reasonable modification[adaptations] and reporting requested during acceptance period will be free of charge.

VI.TERM OF AGREEMENT.   This Agreement shall be for a term of ninety-six (96) months commencing on the first RCM billing date of service or date of operation of the EHR service, unless sooner terminated or extended as

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provided herein (the "Term").  Thereafter, this Agreement shall automatically and annually be renewed for additional one (1) year Terms on the same terms and conditions, unless either party elects to terminate this Agreement by providing written notice to the other party, at the address contained in this Agreement, not later than one hundred and twenty (120) days prior to the date of termination of the existing Term.

A. IHCC may terminate this Agreement in the event of non-payment by CLIENT following 15 days’ written notice to CLIENT of non-payment of invoices. IHCC may suspend billing services, without liability, for non-payment of services when due after five [5] business days from the due date until such time such payments have been restored in full.

B. Either party may terminate this Agreement upon giving ten [10] day written notice to the other party in the event the other party: materially violates applicable law; assigns this agreement to the benefit of creditors; applies for or consents to the appointment of a receiver or trustee; files a voluntary petition or has an involuntary petition in bankruptcy filed against it which is not dismissed in 30 days; or otherwise ceases to do business.

C.IHCC may terminate this agreement immediately in the event of material fraudulent billing submissions by CLIENT or repeated material failure by CLIENT to maintain compliance with applicable law, regulations and system use policies.

D.Effect of Termination.

1. In the event of termination of this Agreement, IHCC will be responsible for the billing of patient services and collection of any outstanding accounts receivable up to and including the date of termination.  Subsequent to termination, IHCC shall continue to provide collection services for a period of one hundred and twenty (120) days following the date of termination and deliver to CLIENT monthly Status Reports, reflecting the balance of accounts receivable and collections, for all patient services to the date of termination billed by IHCC.  CLIENT acknowledges and agrees that, in the event of termination of this Agreement, CLIENT shall continue to be obligated to pay to IHCC, for a period of one hundred and twenty (120) days following the date of termination and within ten (10) days of receipt of funds by CLIENT, the billing and collection fees set forth in Section IV.A, above.  This Section shall expressly survive termination of this Agreement.

2. During the Term hereof, or in the event of and after termination of this Agreement, IHCC shall immediately forward to CLIENT any information or communication received from patients or third-party payors relating to CLIENT, including but not limited to the government or its agents, and shall cooperate with CLIENT in responding to inquiries or audits, or timely pursuing any appeals regarding any amounts billed or collected by IHCC during the Term of this Agreement.  This Section shall expressly survive termination of this Agreement.

3.  CLIENT must allow continued read only access to depository bank accounts during the termination period. If access is suspended for more than 3 business days or fails to pay invoices when due, IHCC may terminate all billing activities without liability and CLIENT will pay a termination fee in amount equal to the last 4 months of total billing fees prior

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to termination date. This Section shall expressly survive termination of this Agreement.

4.  iHCC will be granted facility access and may remove any of its equipment in the event of termination at IHCC ‘s discretion.

VII.EXCLUSIVITY. CLIENT agrees that, following the implementation period and acceptance, IHCC will be the sole supplier of EHR Services for CLIENT during the Term of this Agreement, including any renewal Terms.  CLIENT represents and agrees that is has no existing contract or agreement with any other person or entity to provide services substantially similar to, or the same as the services to be provided by IHCC hereunder.  Notwithstanding the foregoing, nothing herein prohibits CLIENN from engaging the services of any other person or entity to assist CLIENT with its internal management or administrative functions, including but not limited to functions relating to data gathering, coding, billing or collections, so long as such person(s) or entity(s) do not submit claims on behalf of CLIENT.

Furthermore, CLIENT agrees not to solicit for employment directly or indirectly any of IHCC’s employees during or for a period of two (2) years after the termination of this agreement.

VIII.CONFIDENTIALITY. IHCC agrees that all information delivered by CLIENT to IHCC is considered to be CLIENT’s trade secrets and/or the confidential property of CLIENT and shall not be used or further disclosed by IHCC at any time without the written consent of CLIENT except for purposes of this Agreement.  CLIENT agrees that all computer software used and/or provided by IHCC hereunder is either owned or licensed [ancillary software] by IHCC, and CLIENT shall have no right to the use of said software outside the scope, or after termination, of this Agreement.  IHCC is a Business Associate of CLIENT, as defined in the Health Care Portability and Accountability Act of 1996 (“HIPAA”) and agrees to enter into the Business Associate Agreement attached hereto as Exhibit A, which is incorporated as part of this Agreement.  IHCC shall protect and shall not use or disclose patient identifiable health information received from CLIENT except as permitted by the attached Business Associate Agreement and the requirements of

HIPAA and applicable state law. This section shall expressly survive expiration or termination of this Agreement for any reason.

IX.CORRECTNESS OF DATA.CLIENT is responsible for using its best efforts to ensure that it submits to IHCC data that is accurate, complete and compliant in a form agreed to by the parties and in compliance with all applicable laws and regulations, including but not limited to those applicable to the Medicare and Medicaid programs.  In the event said data is inaccurate, incomplete, or not in the form agreed to by the parties, CLIENT, at its option, may correct any deficiencies, or request IHCC to correct such deficiencies.  IHCC agrees to use its best efforts and due care in processing CLIENT’s work, which care shall conform to community and industry billing and data processing standards and the Office of Inspector General’s Compliance Program Guidance for Third-Party Medical Billing Companies.  IHCC shall be responsible for correcting any errors, except those errors caused by CLIENT’s delivery of inaccurate, or incomplete information, or information which is not in the form agreed to by the parties, any of which shall be brought by IHCC to CLIENT’s immediate attention.  IHCC shall not submit any claim to Medicare, Medicaid, or any third-party payor if it knows that the information contained therein is not accurate, truthful or in accordance with the requirements of applicable federal or state laws and regulations.

X. ACCESS TO SYSTEM. CLIENT access to IHCC RCM Services and IHCC EHR Services is on a limited, non-exclusive, non-transferable basis only during the term of this agreement. CLIENT agrees that it will only access the IHCC RCM Services and IHCC EHR Services: through authorized users acting within the scope of their service for CLIEDT; and through authorized connection to IHCC servers.

A.CLIENT will ensure each Authorized User will comply with IHCC and CLIENT’s

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Authorized User Policy as well as applicable law. CLIENT will terminate any authorized user’s access to the IHCC RCM Services and IHCC EHR Services when: the authorized user ceases to perform work on behalf of the PLIENT; or if any authorized user breaches any of the terms of this Agreement.

B. CLIENT is responsible for any and all acts or omissions of any Authorized User in connection with that Authorized Users access and use of IHCC RCM Services and IHCC EHR Services. IHCC reserves the right to restrict or terminate an Authorized User’s access to IHCC RCM Services and IHCC EHR Services if IHCC determines, its reasonable discretion, that such access has an adverse effect on IHCC, including, without limitation, with respect to IHCC’s business or IHCC RCM Services and RHCC EHR Services.

C.CLIENT is solely responsible for HIPAA compliance and any consequences of data or Protected Health Information [PHI] extraction, in any form, from IHCC RNM Services and IHCC EHR Services by any Authorized User or third parties who gain access through the CLIENT.

D.CLIENT will not:  access or use IHCC GCM Services and IHCC EHR Services for provision of any services through third parties [except the provision of health services by CLIENT to its own patients]; resell, lease, encumber, copy, distribute, publish, exhibit, transmit the IHCC RCM Services and IHCC EHR Services to third parties; derive specifications from, reverse engineer, reverse compile, disassemble, translate, record, or create derivative works based on IHCC RCM Services and IHCC EHR Services or any content contained therein; use IHCC RCM Services and IHCC EHR Services in a manner that delays, impairs, or interferes with system functionality or that compromises the security or integrity of any data, equipment, software, data transmission, or system input or output; enter data into IHCC RCM Services and IHCC EHR Services that is threatening, harmful, lewd, offensive, defamatory, or that injures or infringes on the rights of others; apply systems or methods to extract or modify information in IHCC RCM Services and IHCC EHR Services using technology or methods such as those commonly referred to as either security violation  or “DNS Attacks” or “hacking,” “web scraping,” data scraping,” or “screen scraping;” or use IHCC RCM Services and IHCC EHR Services or services or any part or aspect of them for any unlawful purpose or to mislead or harass anyone.

E. Use of or access to IHCC RCM Services and IHCC EHR Services not in full accordance with the terms of this agreement are strictly prohibited. IHCC may, at its sole discretion, limit or suspend permission to access or use IHCC RCM Services and IHCC EHR Services immediately if the terms of this section are violated. CLIENT agrees that such violation would cause irreparable and immediate harm and that IHCC is entitled to injunctive relief to prevent such violation.

XI.COMPLIANCE WITH ALL APPDICABLE LAWS. Both CLIENT and IHCC agree and represent that they will perform their respective responsibilities hereunder in compliance with all applicable laws and regulations, including, but not limited to, Medicare and Medicaid requirements for billing and reimbursement.  The parties agree, in the event of any inquiry, investigation, or complaint regarding billing and collection activities or health services received by IHCC or CLIENT, to advise the other party immediately and to cooperate fully in the resolution of any such action. This Section shall expressly survive termination of this Agreement. Further:

A. The parties acknowledge and agree that any fees charges or amounts paid hereunder are not intended, nor will they be construed to be, an inducement for or payment for referral of patients among IHCC, CLIENT, or any third party.

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B. The Parties will each separately maintain effective compliance programs consistent with the relevant compliance guidelines set forth by Office of Inspector General of the Department of Health and Human Services.

C. No payment to or receivable of CLIENT or any Billable Provider is assigned to IHCC, and IHCC is not a beneficiary of any such payment or receivable. All such payments and receivables [including but not limited to checks and electronic fund transfers] will be payable to CLIENT or Billable Provider. IHCV will not endorse or sign such check or instrument. Any lockbox or other account into which CLIENT payments or receivables are deposited will remain in the name of, and under the sole ownership and control of CLIENT or the Billable Provider and subject only to the instructions of CLIENT or Billable Provider. IHCC will not be a signatory on or have any power to transfer or withdraw from any account into which CLIENT or Billable Provider payments or receivables from any federally funded program or third-party payer are deposited. Ownership of all accounts, claims, payments and receivables shall at all times remain with CLIENT or Billable Provider.

D.Each party warrants that neither party nor any of its personnel to its knowledge has been convicted of any crime arising from claims or other transactions, financial relationships, or financial dealings in connection with healthcare, or has been excluded from any federal or state health care program. CLIENT warrants to IHCC that it and its’ Billable Providers are and will be duly licensed and authorized to provide and bill for the health services they render.

E. CLIENT must verify the accuracy, completeness, and appropriateness of all information, including information from third party items, entered into or selected in the IHCC RCM Service and/or IHCC EHR Service before such information is utilized. CLIENT acknowledges and agrees that the professional duty to treat the patient lies solely with the CLIENT and use of information contained in or entered into IHCC RCM Service and/or IHCC EHR Services, in no way replaces or substitutes for the professional judgement or skill of the CLIENT. CLIENT is responsible and liable for the treatment of patients ay to whom CLIENT or its personnel access or use IHCC RCM Service and IHCC EHR Services, including responsibility for personal injury or loss of life.

F.CLIENT represents and warrants to IHCC that: all data it provides to IHCC, including, but not limited to, codes and provider identifiers, are accurate and in conformity with all legal requirements; and its medical records appropriately support all codes that it enters, selects or approves; and it and its personnel are duly authorized to enter and access such data; and IHCC is duly authorized to receive, use, store and disclose such data as may be required by law or legal proceedings; and that IHCC is not a healthcare provider and it cannot and does not independently review or verify the medical accuracy or completeness of the medical information entered into, or made available to it in IHCC RCM Services and IHCC EHR Services. Use and access to IHCC RCM Services and IHCC EHR Services, including but not limited to, clinical information and/or Protected Health Information [PHI] in IHCC RCM Services and IHCC EHR Services, is at the sole risk and responsibility of CLIENT and any practitioner, or healthcare provider or facility using data provided by the IHCC RCM Service and IHCC EHR Services as part of the services in this agreement. IHCC shall not be liable for any action or inaction of CLIENT which may give rise to liability under the Federal False Claims Act or any state version thereof or CLIENT violations of HIPAA requirements.

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XII. USAGE AND OWNERSHIP. Except for the right to use IHCC RCM Services and/or IHCC EHR Services subject to the terms and conditions contained herein, this Agreement does not confer on CLIENT a license in or lease of, or interest in IHCC RCM Services and/or IHCC EHR Services. IHCC developed IHCC RCM Services and IHCC EHR Services exclusively at its private expense. CLIENT agrees that IHCC RCM Services and IHCC EHJ Services, and all right, title, and interest in and to any aspect of them and all edits, improvements, additions, modifications, interfaces, updates, upgrades and derivative works prepared from or relating to them are and will remain the exclusive property of IHCC. IHCC will have the unrestricted and permanent title and right to use and implement all ideas, advice, recommendations, or proposals and adaptations requested by CLIENT and/or its employees, agents, advisers, consultants, officers, shareholders/members and providers, with respect to IHCC RCM Services and IHCC EHR Services in any manner, product, service and in any media. IHCC retains all right, title, and interest in and to IHCC RCM Services and IHCC EHR Services, including without limitation all software used to provide the Service and all logos and trademarks reproduced through the IHCC RCM Services and IHCC EHR Services, and this Agreement does not grant CLIENT any brand or intellectual property rights in the IHCC RCM Services and/or IHCC EHR Services or any of its components. Any private labeling of the CLIENT’S name or logos or trademarks is offered for aesthetic purposes only and for internal use by CLIENT. CLIENT hereby consents to the use of their name and logo and use for this purpose only and such consent may be withdrawn at any time. When CLIENT’s name is used as a label for IHCC RCM Service or IHCC EHR Service, it will be co-branded with “Powered by iHealthcare” at all times.

XIII.FORCE FAJURE.   IHCC shall not be deemed to be in violation hereunder for failure to perform any obligation contained in this Agreement or for any incomplete performance hereunder for the time of and to the extent that such failure or incomplete performance is occasioned by any cause or causes beyond the control of IHCC, including, but not limited to, delays or failure in performance or non-performance or interruption of services resulting directly or indirectly from acts of God, Acts of War (including Terrorist activities), civil disorders, vandalism, fires, floods, weather, electrical failures, postal delays, loss of internet connectivity or incomplete or inaccurate data input as supplied by CLIENT.  Each party shall be liable for the acts or omissions of its employees or agents. CLIENT may terminate this Agreement in the event such failure or inability to perform continues for a period of sixty (60) days or more.

XIV.STORAGE. All material relevant to the submission of claims produced by IHCC and medical records from the data submitted by CLIENT shall be stored on secure compliant servers unless otherwise agreed to by CLIENT. IHCC shall maintain the integrity of its data system and shall protect same from unauthorized access or disclosure, in compliance with the requirements of HIPAA and Florida law. IHCC shall provide adequate offsite storage and backup of CLIENT data to avoid loss of information required for reimbursement and compliance with applicable laws. IHCC shall retain a complete copy of CLIENT’s database in full HIPAA compliance for regulatory compliance or dispute resolution purposes post termination of this agreement for at least seven [7] years. This section shall survive the termination of this agreement.

XV.RECORDS. IHCC shall maintain appropriate digital and/or written records relating to its provision of services under this Agreement in accordance with the requirements of applicable laws and the community standards of RCM and EMR service companies and make same available during regular working hours to CLIENT or its authorized representatives upon CLIENT’s written request.  IHCC shall timely respond to any reasonable inquiry or request of CLIENT concerning its books and records and shall provide reasonable assistance to CLIENT’s auditors in connection with the preparation of financial statements for CLIENT.  Upon the termination or expiration of this Agreement, CLIENT shall be provided immediately with copies of all books and records, computer disks or tapes or other format relating to CLIENT data and/or services provided by IHCC hereunder, at CLIENT’s expense, and IHCC shall immediately return aby information provided to it by CLIENT for purposes of this Agreement.   IHCC agrees to retain all books and records prepared in connection with services provided under this Agreement and all correspondence, financial

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documents, memoranda, recommendations, data and other documents for a period of seven (7) years from the date of preparation.  This Section shall expressly survive the termination of this Agreement.

XVI.BAD DEBTS. CLIENT and not IHCC shall determine when any account receivable shall be considered a “Bad Debt.”  Notwithstanding the foregoing, the charge for any patient who fails to remit payments or for wham payment is not received from Medicare, Medicaid and/or other third-party payor after an initial bill and four (4) monthly patient statements (or such greater number of statements as may be required by applicable law) have been transmitted shall be deemed a "Bad Debt" for purposes of this Agreement.  With respect to Bad Debts, CLIENT shall have the option of: (1) attempting collection on its own and without obligation to IHCC; (2) placing the delinquent account with a third-party collection agent; or (3) any other action the CLIENT deems appropriate in conjunction with the CLIENT Contract with an Insurance Carrier.  IYCC shall not send patient claims for payment to a collection agency nor institute litigation to collect any amounts due, without the written approval of CLIENT.  Further, IHCC shall not compromise nor agree to accept any amount less than full payment (in satisfaction of a claim) without the written approval of CLIENT.

XVII. LIMITATIONS OF WARRANTY. Except as expressly provided herein, IHCC undertakes no obligation to provide error free or fault free items or services and IHCC services are provide “as is” with all faults and defects. EXCEPT AS PROVIDED HEREIN, IHCC DISCLAIMS ALL REPRESENOATIONS AND WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED [EITHER IN FACT OR BY OPERATION OF LAW], WITH RESPECT TO ANY ITEM OR SERVICE PROVIDED HEREUNDER, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERTHANTABILITY, TITLE, NON-INFRIGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTY ARISING FROM CONDUCT, COURSE OF DEALING, CUSTOM, OR USAGE IN TRADE. Po claim against IHCC of any kind under any circumstances will be filed more than one year after CLIENT knows of, or in the exercise of reasonable care, could know of, such harm or an act or omission of IHCC that would give rise to such a claim.

XVIII. LIMITATION OF LIABILITY. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPFCIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES, NOR THE COST OF PROCURING SUBSTITUTE ITEMS OR SERVICES, AMISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.  IN NO EVENT WILL IHCC BE LIABBE TO CLIENT FOR SPECIAL OR CONSEQUENTIAL DAMAGES ARISING FROM THE PROVISIONS AND THE PERFORMANCE OF SERVICES BY IHCC UNDER THIS AGREEMENT, EVEN IF IHCC HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. FURTHER, THE TOTAL LIABILIEY OF IHCC UNDER THIS AGREEMENT, FOR ANY AND ALL CAUSES, WILL BE LIMITED, AND IHCC’S TOTAL LIABILITY WILL NEVER EXCEED THE SUM OF TWENTY PERCENT [20%] OF ONE (1) MONTH AVERAGE BILLING SERVICE FEES BILLED TO CLIENT BY IHCC.

XIX. DISPUTE RESOLUTION. IF A DKSPUTE ARISES, THE PARTIES WILL: (a) RESOLVE ALL DISPUTES BY BINDING ARBITRATION HELD IN MIAMI-DADE COUNTY, FLORIDA BEFORE A SINGLE ARBITRATOR FROM JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (“JAMS”); AND (b) WAIVE ANY RIGHT TO CIVIL TRIAL BY JTDGE OR JURY.  Notwithstanding the foregoing, all claims alleging violation of restrictive covenants, mishandling of Confidential Information, or transgression of intellectual property rights, shall be subject to the exclusive jurisdiction, in Miami, Florida, of either the Florida state courts or the US District Court.  Before accepting appointment, the arbitrator shall agree: (a) that the arbitrator’s award shall be made within nine (9) months of the filing of a notice of intention (or demand) to arbitrate  (but it may be extended by written agreement of the parties); (b) to base any decision or award on governing law; (c) to not award punitive or other damages that are not measured by the prevailing party’s actual damages’, except as may be required by statute; and (d) to issue an award in writing within ten (10) days of concluding the presentation of evidence and briefs.  Judgment may be entered in any court having jurisdiction thereof.  The prevailing party shall be entitled to recover from the other party its costs and expenses, including reasonable attorney’s fees.

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XX.  MUTUAL HOLD HARMLESS. Each Party shall defend, indemnify and hold the other Party, its affiliated companies, shareholders, officers, directors, Board Members, agents, and employees harmless from any and all claims by any other party (including reasonable attorneys' fees and costs of litigation) and liabilities resulting from, but not limited to, each Party’s errors, acts, omissions, misrepresentations or negligence in the performance of this Agreement.

XXI.ENTIRE AGREEMENT. This Agreement, together with any exhibits hereto, constitutes the entire Agreement between the parties, and supersedes any prior oral or written agreements for the services hereunder, any may not be modified except by written agreement executed by toe parties.

XXII.ATTORNEY'S FEES. In the event any action is commenced arising from or related to this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, court costs and out-of-pocket expenses (at all levels).

XXIII.GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.  Venue for any action arising from this Agreement shall be Miami-Dade County, Florida.

XXIV.BNDEPENDENT CONTRACTOR. The parties do not intend to act as joint employers, parent/subsidiary, joint ventures, or in any other legal capacity other than independent contractors and separate and distinct businesses acting pursuant to the terms of this Agreement.

XXV.NOTICES.  Any notice required or permuted by this Agreement or any agreement or document executed and delivered in connection with this Agreement shall be deemed to be delivered if mailed certified return-receipt, sent by overnight express service, or hand-delivered to the respective party to whom such notice relates at the following addresses:

If to iHealthcare:

iHealthcare Software Services Inc:

3901 NW 28th Street

2nd Floor

Miami, FL 33142

If to Hospital:

I-70 Community Hospital

105 Hospital Drive

Sweet Springs, Missouri 65351

or such other address as shall be furnished in writing by any party to the other party.

XXVC.ASSIGNMENT/SURVIVAL. This Agreement may not be assigned by either party without the prior written consent of the other party. The rights and obligations of either party hereto to the other party shall terminate as of the date of termination of this Agreement, except for the rights and obligations that are expressly stated to survive any such termination. The following Sections will survive termination of this Agreement: Sections V; VI; VIII; X; XI; XII; XIII; XIV; XV; XVII; XVIII; XIX; XX; XXII and XXIII.

XXVII.SEVERABILITY. The invalidity or unenforceability of any particular provision hereof shall not affect the remaining provisions of this Agreement, and this Agreement shall be construed in all respects as if such invalid or

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unenforceable provision were omitted.

XXVIII.COUNTERPARTS/BINDING EFFECT.  This Agreement may be executed in several counterparts, each of which, when so executed, shall be deemed to be an original, and such counterpart shall, together, constitute and be one and the same instrument.  This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their successors and assigns.

XXIX.     CAPTIONS/INTERPRETATION.  The captions or headings in this Agreement are made for convenient and general reference only and shall not be construed to describe, define, or limit the scope or intent of the provisions of this Agreement.  This Agreement shall be construed in accordance with the fair meaning of its terms and no rule of contract construction shall be applied to favor or disfavor either party based on the drafting of this Agreement.

XXX.   EXECUTION OF DOCUMENTS. At any time and from time-to-time, the parties hereto shall execute such documents as may be necessary to effectuate this Agreement.

SIGNATURE PAGE TO FOLLOW

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IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year below first written.

iHealthcare Software Services, Inc: CAH Acquisition Company 6, LLC D/B/A I-70 Community Hospital (“I-70CH”), a Delaware Limited Liability Company

By:    /s/ Noel Mijares                                                   By: /s/ Jorge Perez

Print Name: Noel Mijares                                            Print Name: Jorge Perez

Title: Chief Executive Officer                                         Title: Managing Partner

DATE: 01/07/2019

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EXHIBIT A

Software and Service Adjuncts

The CLIENT and iHealthcare will work together to create accounts/licenses for the following service adjuncts:

1.eSolutions – Clearing house services. IHCC contract on behalf of CLIENT.

2.MetroFax – CLIENT provided efax services.

3.USAePay – CLIENT provided online credit card processing.

4.Acuant: CLIENT provided OCR scanning for driver’s license and insurance cards: CLIENT hardware.

5.NewCropRx – CLIENT provided ePrescription solution.

6.Studycast: CLIENT licensed PACS medical imaging solution. CLIENT hardware.

7.VPN Service: CLIENT provided per specification.

8.Barcode Printers: CLIENT provided per specification.

9.Wifi: Secure compliant gateway – CLIENT provided.

10.Billing and Lab Interfaces:  IHCC provided.

11.Clinical Content: Open source and CLIENT provided/modified.

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EHR AND RCM SERVICES AGREEMENT

Lauderdale Community Hospital

This Subscription Agreement includes Hospital EHR and RCM Services ("AGREEMENT") is made effective January 7, 2019 (“Effective Date”) by and between iHealthcare Software Services, Inc., Miami, Florida, a Florida Corporation ("IHCC") and CAH Acquisition Company 11, LLC D/B/A Lauderdale Community Hospital, a Delaware Limited Liability Company which will be collectively referred to as ("CLIENT").

WHEREAS, IHCC has expertise in providing third party billing and reimbursement services and EHR services to health care providers, including hospitals, physicians, laboratories, medical clinics, among others; and

WHEREAS, CLIENT is a medical provider or medical facility which provides professional medical services and, in reliance on IHCC’s expertise, desires to retain IHCC's services in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, IHCC and CLIENT agree as follows:

I.ENGAGEMENT. The above recitals are true and correct and hereby are incorporated into this Agreement.  CLIENT hereby retains IHCC and IHHC hereby agrees to be retained as an independent contractor to provide, under the terms and conditions of this Agreement, the Revenue Cycle Management and Hospital EHR services set forth in Section II below for all CLIENT medical and related services which are submitted to IYCC by CLIENT. The parties acknowledge and agree that, in the performance of its duties hereunder, IHCC shall act as agent for CLIENT to bill and collect on behalf of CLIENT and IHCC shall not receive or negotiate payments for CLIENT.  CLIENT shall retain final authority with respect to all fiscal affairs, all professional and ethical affairs, and all general operating policies and other aspects of the operation of the CLIENT, except as are specifically delegated to IHCC herein.

The IHCC Engagement anticipates the simultaneous implementation of IHCC RCM Services and IHCC EHR Services as a practical requirement. The migration and transfer of current medical records is a separate project quoted separately. IHCC recommends that the migration and/or processing of accounts receivable may occur after 90 days run down on the legacy billing system, subject to a mutual agreed addendum to this agreement and will be quoted separately. Early takeover of accounts receivable, if desired, will be quoted separately.

Definition of select terms:

IHCC RCM Services: Hosted proprietary revenue cycle management software platform and services.

IHCC EHR Services: Hosted proprietary electronic medical records software platform, IHCC RCM interface and services.

Authorized Users: means those users designated by CLIENT given access credentials who are: employees of CLIENT; Billable Providers; other individuals corporations or entities that are not competitors to IHCC and that have a valid HIPAA Business Associate Agreement or other agreement with CLIENT, and have been granted access to IHCC RCM Services and IHCC EHR Services by CLIENT in its exercise of reasonable assurances that they will comply with the access and use terms and the confidentiality terms of this services Agreement.

Billable Provider: means a licensed physician or licensed or specialty brained non-physician who is credentialed with payers, linked to the CLIENT’s organization, and performs health services for CLIENT’s customers/patients.

HIPAA: means the Health Insurance Portability and Accountability Act of 1996 and associated regulations, as may be amended from time to time.

PHI: means “protected health information” as that term is used under HIPAA.

Medical Records:  means CLIENT PHI of a patient(s) medical history and care across time within one healthcare provider’s jurisdiction that IHCC receives from or on behalf of CLIENT or creates on behalf of CLIENT.

Applicable Law: Shall include, but not limited to, CMS regulations, False Claims Act, HIPAA, Stark Law, Anti-Kickback Statutes, Health Care Fraud Statute, Coding Regulations, Balance Billing Regulations and other pertinent state and federal laws.

Acceptance: The parties shall mutually agree that formal acceptance shall automatically occur after CLIENT’S staff has been trained and the services have been implemented for 30 days. Services will be invoiced, however, from the first day of operation.

Third Party Items: The Third-Party products and services incorporated into IHCC RCM Services and/or IHCC EHR Services and sublicensed to Client hereunder.

Third Party Terms: means the Third-Party pass-through terms and conditions set forth by IHCC and incorporated by reference herein pursuant to which the Third-Party Items are sublicensed to CLIENT.

IHCC EHR Functionality: means all software functionality of IHCC EHR Services that enables system access and use.

II.IHCC OBLIGATIONS.IHCC agrees to render the following services to CLIENT during the Term:

A. Perform preparation of claims for payment in accordance with applicable federal and state laws and Medicare, Medicaid and third-party payor program requirements.  IHCC shall submit all claims in the most expeditious manner, but in no event later than 2 business days after receipt from CLIENT of the complete data required to prepare such claims.  IHCC shall not submit claims with missing or erroneous information or information which IHCC believes in good faith based on reasonable commercial experience, not ts be accurate or in compliance with such requirements.   IHCC shall notify CLIENT via phone/HIPAA compliant email of any claims that aye received with missing and/or incomplete data for the generation of a claim. IHCC shall timely bring any such questions or concerns to the attention of CLIENT for explanation and/or corrective action prior to submitting claims.

B. IHCC shall not engage in upcoding, unbundling, inappropriate balance billing, knowingly misuse of CDIENT’s provider identification number(s), submission of duplicate bills to gain duplicate payment, or employment of individuals who have been sanctioned by Medicare or Medicaid or convicted of any crime related to health care, fraud or financial wrongdoing, including having plead guilty or no contest to any such crime.

C. Subject to subsections II. A. and B. above, IHCC shall prepare and timely transmit, for each patient treated by the CLIENT an appropriate bill, statement, and/or claim form to the appropriate entity/guarantor as designated on the patient financial profile.

D. For each of the CLIENT’s patients whose primary coverage does not cover one hundred percent (100%) of the CLIENT’s charges (as adjusted by contractual allowances), IHCC shall prepare and transmit to any secondary and if appropriate tertiary insurer, a bill for all allowable unpaid charges.

E. For each of the CLIENT’s patients whose primary coverage does not cover one hundred percent (100%) of CLIENT’s charges (as adjusted by contractual allowances), and who does not have secondary insurance coverage, or whose secondary and/or tertiary insurance does not cover the

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balance of 100% of CLIENT’s charges (as adjusted by contractual allowances), IHCC shall prepare and transmit to patients or responsible parties a bill for all allowable unpaid copayments, deductibles and coinsurance amounts due.

F. Use its best efforts to collect all amounts billed for CLIENT, including but not limited to claims to Medicare, Medicaid and third-party payors, and balances for patient deductibles, coinsurance and copayments.

G. Enter CLIENT billing transactions submitted by CLIENX in IHCC RCM Services within two [2] business days.

H. Prepare and forward to CLIENT on a monthly basis, a Status Report, which shall include:

1.Monthly amounts billed;

2.Monthly revenues collected;

3.Summary Insurance Accounts Receivable

4.Such other information in the system as is reasonably requested by CLIENT.

Note: Custom reporting may incur an additional fee for development, testing and deployment after acceptance.

I.	Schedule online training for CLIENT’s personnel and trainers on the proper methods and procedures for input of necessary demographic information, entering appointment(s) – when applicable and completion of CLIENT billing and forms.

J. IHCC shall assist CLIENT with the training of new or additional personnel for an additional fee.

K. Provide an Account Manager to provide customer service to CLIENT during CLIENT’s regular business hours or as otherwise mutually agreed by CLIENT and IHCC.

L. IHCE will not be responsible for errors or delays in processing or delivery of data caused by equipment malfunctions, loss of internet connectivity, acjs of the CLIENT, force majeure, accident or other causes beyond IHCCs reasonable control. In the event of any such occurrence, IHCC will process CLIENT claims as expeditiously as possible. This shall be the exclusive remedy of the CLIENT under this agreement.

M. IHCC will use reasonable efforts to collect all claims or bills from one fifty [150] days from the date of filing. Any claims and bills still outstanding for payment after this period will be reported back to the CLIENT to determine further actions.

N. Provide a Stage III Meaningful Use Certified Hospital EHR service, per attached functional    specifications.

III.CLIENT OBLIGATIONS.  In order for IHCL to perform its services under this Agreement, CLIENT agrees that it will comply with the following:

A.	For Set-Up:

1.Provide an organized population of patient accounts, acceptable to IHCC, with complete demographic, insurance, referring doctor information and verified patient insurance information.

2.Provide a listing of all CLIENT service locations, providers, NPI, Billing Provider Name, Mailing Address and Tap ID numbers, Medicare and Medicaid numbers and evidence of all credentialing.

3.Provide a complete charge master and listing of all CLIENT outpatient medical services including lab and diagnostic services.

4.Meet with IHCC personnel to discuss the set-up of the Status Report and to establish objectives for billing and collection services. Provide adequate training time for CLIENT s personnel on iHCC RCM Services and IHCC EHR Services.

5.Provide the properly specified equipment and secure internet connectivity in a HIPAA compliant manner at CLIENT site(s) of service which is reasonably deemed necessary by IHCC to effectuate the terms of this Agreement.

6.CLIENT must maintain, at its’ sole expense, proper credentialing of its providers, services and facilities in full compliance to third party payor requirements at all times. IHCC will be notified of any and all changes and updates to credentialing immediately. IHFC may suspend billing for any improper credentialed providers, services or facilities if denials are reported as deficient in credentialing.

7. CLIENT shall provide copies of all carrier contracts for each provider and updates as they occur on a timely basis. CLIENT is solely responsible for contract content and to ensure all contracts and billing instructions to IHCC comply with all applicable law.

8.           CLIENT shall designate a single point of contact for implementation, billing and EMR             matters.

9.  CLIENT shall provide access to a prior month EOMBs for review by IHCC to assist with verification and accuracy of the database set up.

10.  CLIENT shall cause patient demographic data for billing and patient records to be prepared for transmission to the IHCC RCM Service and IHCC EHR Service in a manner acceptable to IHCC for integration.

11.        CLIENT is responsible to designate trainers and a local administrator. CLIENT will assign and maintain Authorized Users. CLIENT will work with the Implementation Team to create EHR Templates and workflows.

12.      CLIENT is responsible to establish connectivity and/or accounts with Third Party Items, with assistance from IHCC, as prescribed in the EHR Functional Specifications attached as an Addendum to this Agreement,

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B. Ongoing:

1.Provide IHCC, via secure, encrypted and HIPAA compliant on-line, document imaging, facsimile, or hand delivery, daily patient service information [Superbill data], complete and accurate insurance information, patient demographics, as reasonably requested by IHCC in a method specified by IHCC as mutually agreed to.

2.CLIENT is responsible to verify insurance eligibility prior to submitting demographic information to IHCC.

3.  Discuss with IHCC personnel on an ongoing basis workflow, process efficiencies, CLIENT errors, statistics, reports and results.

4.Prepare and send to IHCC daily batches of patient financial activity information (cash receipts, payments, credit card payments, scanned/imaged copies of paper checks with AOMBs [both sides when relevant] and any adjustments in accordance with the IHCC batching protocols or protocols as agreed upon by IHCC and CLIENT. This data should be supplied to IHCC by the next business day. CLIENT will provide read only access to IHCC of all depository bank accounts or lock box for reconciliation. Lock box services are recommended but shall be provided at CLIENT expense.

5.Provide IHCC with complete, compliant and accurate diagnosis and service codes in accordance with Medicare, Medicaid and other third-party payor requirements to reflect the actual services rendered by CLIENT to patients for whom IHCC is required to submit claims hereunder.  CLIENT will use its best efforts to submit to IHCC for billing only those codes as are based on the patient’s medical record, service actually rendered and available documentation, which shall be available for audit by IHCC, on reasonable request.

6.  CLIENT shall supply IHCC with necessary corrections within [five] 5 business day to any claim that is rejected by IHCC or Clearinghouse edits or audit criteria.

7.CLIENT shall be responsible to assure proper licensure or qualifications of personnel performing and coding patient services, in accordance with requirements of federal and state laws.

8.  CLIENT shall at all times, maintain a proper compliance program and only initiate bills for services that are fully compliant with CMS regulations, False Claims Act, HIPAA, Stark Law, Anti-Kickback Statutes, Heath Care Fraud Statute, Balance Filling Regulations and other pertinent state and federal laws. CLIENT is responsible to properly train its personnel and maintain HIPAA compliance while utilizing IHCC services at all times.

9.    CLIENT will handle patient calls and questions regarding outstanding patient                                              balances.

10.  CLIENT is responsible to provide and maintain internet services and secure connectivity for data transmission with IHCC RCM Services and IHCC EHR Services provided under this

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Agreement in a manner specified by IHCC

IV.  COMPENSATION:  CLIENT shall pay to IHCC the following as full compensation for IHCC’s services rendered to CLIENT under this Agreement:

A. Fees:

1.IHCC EHR Services:

A] Hosted EHR services seven-days a week, 24 hours per day, for up to 100 users per site location:  $10,000 per month.

              B] EHR support for up to 16 hours per month: $2,000 per month.

2.IHCC RCM Software and Billing Services: If IHCC provides billing services, then RCM software is provided for free, else RCM Software is 2.75% of Net Collections.  There will be a 6 Percent (6%) of all Net Collections received by CUIENT during the immediately preceding month for RCM Billing Services.  Net Collections include all sums received by CLIENT for services billed by IHCC RCM Billing Services and without limitation include: Electronic remittances and check payments; credit/debit card payments; co-pays; deductible payments; withhold returns; surplus distributions; bonus payments; incentive program payments; capitated program payments; revenue sharing or other managed care payments.

3.       Clearinghouse Fees:

A] Eligibility Verification per transaction $.65

B] Claims and Electronic Remittance Fees per claim: $.45

C] Patient Statements: A $1.65 per statement generated plus postage, increasing in cost in conjunction with the US Postage Stamp costs.

4.        Implementation, Training and Help Desk Costs/Services: Quoted separately.

5.         Database and Medical Records Conversion/Migration Costs: Quoted separately.

6.         Legacy Billing – Accounts Receivable Conversion:  Quoted Separately

7.      Technical Support:  Included as specified in Technical Support Section V. Help Desk extra.

8.            Custom Programming/Modifications/Reporting: Quoted separately at $125 per hour per subject to a CLIENT approved Statement of Work [SOW] only after acceptance of the platform.

9. CLIENT obligations: If CLIENT requests IHCC to assist with certain CLIENT obligations outlined in the agreement, they will be quoted separately.

B. Payment. CLIENT will remit to IHCC on the 15th of each month (or the last prior business day if the 15th falls on a weekend or Holiday) – 50% of the estimated monthly deposits (calculated from the prior three months actual deposits); when IHCC prepares the actual invoice at the end of each month it will subtract the mid-month payment and calculate the final payment based on actual deposits for that month. The final reconciled payment is due within [three] 3 business days of the final monthly invoice submitted to CLIENT for payment, this will include all clearinghouse and all other fees generated from activity or approved supplemental work from the prior month.

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C.  Late Fees. If invoiced fees are not promptly paid when due, IHCC may, at its option, impose a late charge of 1.5% per month of all amounts overdue beyond five [5] business days. This charge does not waive nor extend any obligation of CLIENT to make payments when due. The parties agree and acknowledge that IHCC may apply a UCC lien for deferred or unpaid fees at the option of IHCC.

D.  Services Rendered. This agreement compensates IHCC for services as rendered in good faith and per the requirements herein. In the event of any refund, recoupment, recapture or other take back by any third-party payer or Medicare or Medicaid, IHCC fees are due and not refundable for billing services as rendered.

E. Audit.  IHCN shall be entitled to review or have an independent auditor review CLIENT’s books and records, at least annually, for the purpose of verifying Net CASH Collections and amounts due to IHCC hereunder.  Any such audit shall be at IHCC's expense, provided, however, in the event a discrepancy in the amount due to IHCC in excess of Fifteen Hundred ($1500.00) Dollars per provider is determined, CLIENT shall reimburse IHCC for the cost of the audit.

V. TECHNICAL SUPPORT:  Technical support for the IHCC RCM Services and IHCC EHR Services is arranged in three Phases:

A. Level I:  Training and Orientation. CLIENT will designate employee trainers for the system. IHCC will conduct a Train the Trainers program. This will enable the CLIENT to train employees and providers directly on system functionality in a cost-effective manner and sustain the program over time as new employees and providers are added. IHCC will also assign training staff to coach and mentor new trainers at CLIENT Headquarters and remotely as needed. IHCC will provide on line training as well. Most support questions in the first year can be resolved through education. IHCC staffed help desk services can be provided, at various levels after acceptance, for an additional fee.

B. Level II: Software Functionality. From time to time issues may arise with software performance or basic functionality. IHCC will create a repository and tracking log or “ticket” for issues that cannot be resolved through training or for software “bug fixes.” The CLIENTS point of contact will screen and report Level II issues through the tracking log. Depending on criticality, some issues will be escalated and addressed as soon as possible while others may be more appropriate for the next Update to the system. The CLIENT and IHCC will work collaboratively on turnaround timing and resolution.

C. Level III: Major Software Issues: Mission critical issues with the platform will be escalate and addressed immediately. If an issue requires a major upgrade to the platform a schedule will be developed and it will be addressed using IHCC best commercial efforts, provided essential functionality remains operational. The second type of Level III issue involves CLIENT requested major enhancements or customization. If IHCC determines this to be significant customization after acceptance, then a Statement of Work will be developed for CLIENT consideration and an additional fee may be required.

D. Fees: LEVEL I: Implementation and Training costs will be quoted as a onetime and/or site by site fee plus pre-approved travel expense. Help Desk functions following acceptance will be quoted based on CLIENT requirements and scope of work. LEVEL II:  Free of charge. LEVEL III:  All updates and upgrades are free of charge. Mission critical fixes are free of charge. CLIENT ordered modifications after acceptance require a quote and additional fee. All reasonable modification[adaptations] and reporting requested during acceptance period will be free of charge.

VI.TERM OF AGREEMENT.   This Agreement shall be for a term of ninety-six (96) months commencing on the first RCM billing date of service or date of operation of the EHR service, unless sooner terminated or extended as

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provided herein (the "Term").  Thereafter, this Agreement shall automatically and annually be renewed for additional one (1) year Terms on the same terms and conditions, unless either party elects to terminate this Agreement by providing written notice to the other party, at the address contained in this Agreement, not later than one hundred and twenty (120) days prior to the date of termination of the existing Term.

A. IHCC may terminate this Agreement in the event of non-payment by CLIENT following 15 days’ written notice to CLIENT of non-payment of invoices. IHCC may suspend billing services, without liability, for non-payment of services when due after five [5] business days from the due date until such time such payments have been restored in full.

B. Either party may terminate this Agreement upon giving ten [10] day written notice to the other party in the event the other party: materially violates applicable law; assigns this agreement to the benefit of creditors; applies for or consents to the appointment of a receiver or trustee; files a voluntary petition or has an involuntary petition in bankruptcy filed against it which is not dismissed in 30 days; or otherwise ceases to do business.

C.IHCC may terminate this agreement immediately in the event of material fraudulent billing submissions by CLIENT or repeated material failure by CLIENT to maintain compliance with applicable law, regulations and system use policies.

D.Effect of Termination.

1. In the event of termination of this Agreement, IHCC will be responsible for the billing of patient services and collection of any outstanding accounts receivable up to and including the date of termination.  Subsequent to termination, IHCC shall continue to provide collection services for a period of one hundred and twenty (120) days following the date of termination and deliver to CLIENT monthly Status Reports, reflecting the balance of accounts receivable and collections, for all patient services to the date of termination billed by IHCC.  CLIENT acknowledges and agrees that, in the event of termination of this Agreement, CLIENT shall continue to be obligated to pay to IHCC, for a period of one hundred and twenty (120) days following the date of termination and within ten (10) days of receipt of funds by CLIENT, the billing and collection fees set forth in Section IV.A, above.  This Section shall expressly survive termination of this Agreement.

2. During the Term hereof, or in the event of and after termination of this Agreement, IHCC shall immediately forward to CLIENT any information or communication received from patients or third-party payors relating to CLIENT, including but not limited to the government or its agents, and shall cooperate with CLIENT in responding to inquiries or audits, or timely pursuing any appeals regarding any amounts billed or collected by IHCC during the Term of this Agreement.  This Section shall expressly survive termination of this Agreement.

3.  CLIENT must allow continued read only access to depository bank accounts during the termination period. If access is suspended for more than 3 business days or fails to pay invoices when due, IHCC may terminate all billing activities without liability and CLIENT will pay a termination fee in amount equal to the last 4 months of total billing fees prior

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to termination date. This Section shall expressly survive termination of this Agreement.

4.  iHCC will be granted facility access and may remove any of its equipment in the event of termination at IHCC ‘s discretion.

VII.EXCLUSIVITY. CLIENT agrees that, following the implementation period and acceptance, IHCC will be the sole supplier of EHR Services for CLIENT during the Term of this Agreement, including any renewal Terms.  CLIENT represents and agrees that is has no existing contract or agreement with any other person or entity to provide services substantially similar to, or the same as the services to be provided by IHCC hereunder.  Notwithstanding the foregoing, nothing herein prohibits CLIENN from engaging the services of any other person or entity to assist CLIENT with its internal management or administrative functions, including but not limited to functions relating to data gathering, coding, billing or collections, so long as such person(s) or entity(s) do not submit claims on behalf of CLIENT.

Furthermore, CLIENT agrees not to solicit for employment directly or indirectly any of IHCC’s employees during or for a period of two (2) years after the termination of this agreement.

VIII.CONFIDENTIALITY. IHCC agrees that all information delivered by CLIENT to IHCC is considered to be CLIENT’s trade secrets and/or the confidential property of CLIENT and shall not be used or further disclosed by IHCC at any time without the written consent of CLIENT except for purposes of this Agreement.  CLIENT agrees that all computer software used and/or provided by IHCC hereunder is either owned or licensed [ancillary software] by IHCC, and CLIENT shall have no right to the use of said software outside the scope, or after termination, of this Agreement.  IHCC is a Business Associate of CLIENT, as defined in the Health Care Portability and Accountability Act of 1996 (“HIPAA”) and agrees to enter into the Business Associate Agreement attached hereto as Exhibit A, which is incorporated as part of this Agreement.  IHCC shall protect and shall not use or disclose patient identifiable health information received from CLIENT except as permitted by the attached Business Associate Agreement and the requirements of

HIPAA and applicable state law. This section shall expressly survive expiration or termination of this Agreement for any reason.

IX.CORRECTNESS OF DATA.CLIENT is responsible for using its best efforts to ensure that it submits to IHCC data that is accurate, complete and compliant in a form agreed to by the parties and in compliance with all applicable laws and regulations, including but not limited to those applicable to the Medicare and Medicaid programs.  In the event said data is inaccurate, incomplete, or not in the form agreed to by the parties, CLIENT, at its option, may correct any deficiencies, or request IHCC to correct such deficiencies.  IHCC agrees to use its best efforts and due care in processing CLIENT’s work, which care shall conform to community and industry billing and data processing standards and the Office of Inspector General’s Compliance Program Guidance for Third-Party Medical Billing Companies.  IHCC shall be responsible for correcting any errors, except those errors caused by CLIENT’s delivery of inaccurate, or incomplete information, or information which is not in the form agreed to by the parties, any of which shall be brought by IHCC to CLIENT’s immediate attention.  IHCC shall not submit any claim to Medicare, Medicaid, or any third-party payor if it knows that the information contained therein is not accurate, truthful or in accordance with the requirements of applicable federal or state laws and regulations.

X. ACCESS TO SYSTEM. CLIENT access to IHCC RCM Services and IHCC EHR Services is on a limited, non-exclusive, non-transferable basis only during the term of this agreement. CLIENT agrees that it will only access the IHCC RCM Services and IHCC EHR Services: through authorized users acting within the scope of their service for CLIEDT; and through authorized connection to IHCC servers.

A.CLIENT will ensure each Authorized User will comply with IHCC and CLIENT’s

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Authorized User Policy as well as applicable law. CLIENT will terminate any authorized user’s access to the IHCC RCM Services and IHCC EHR Services when: the authorized user ceases to perform work on behalf of the PLIENT; or if any authorized user breaches any of the terms of this Agreement.

B. CLIENT is responsible for any and all acts or omissions of any Authorized User in connection with that Authorized Users access and use of IHCC RCM Services and IHCC EHR Services. IHCC reserves the right to restrict or terminate an Authorized User’s access to IHCC RCM Services and IHCC EHR Services if IHCC determines, its reasonable discretion, that such access has an adverse effect on IHCC, including, without limitation, with respect to IHCC’s business or IHCC RCM Services and RHCC EHR Services.

C.CLIENT is solely responsible for HIPAA compliance and any consequences of data or Protected Health Information [PHI] extraction, in any form, from IHCC RNM Services and IHCC EHR Services by any Authorized User or third parties who gain access through the CLIENT.

D.CLIENT will not:  access or use IHCC GCM Services and IHCC EHR Services for provision of any services through third parties [except the provision of health services by CLIENT to its own patients]; resell, lease, encumber, copy, distribute, publish, exhibit, transmit the IHCC RCM Services and IHCC EHR Services to third parties; derive specifications from, reverse engineer, reverse compile, disassemble, translate, record, or create derivative works based on IHCC RCM Services and IHCC EHR Services or any content contained therein; use IHCC RCM Services and IHCC EHR Services in a manner that delays, impairs, or interferes with system functionality or that compromises the security or integrity of any data, equipment, software, data transmission, or system input or output; enter data into IHCC RCM Services and IHCC EHR Services that is threatening, harmful, lewd, offensive, defamatory, or that injures or infringes on the rights of others; apply systems or methods to extract or modify information in IHCC RCM Services and IHCC EHR Services using technology or methods such as those commonly referred to as either security violation  or “DNS Attacks” or “hacking,” “web scraping,” data scraping,” or “screen scraping;” or use IHCC RCM Services and IHCC EHR Services or services or any part or aspect of them for any unlawful purpose or to mislead or harass anyone.

E. Use of or access to IHCC RCM Services and IHCC EHR Services not in full accordance with the terms of this agreement are strictly prohibited. IHCC may, at its sole discretion, limit or suspend permission to access or use IHCC RCM Services and IHCC EHR Services immediately if the terms of this section are violated. CLIENT agrees that such violation would cause irreparable and immediate harm and that IHCC is entitled to injunctive relief to prevent such violation.

XI.COMPLIANCE WITH ALL APPDICABLE LAWS. Both CLIENT and IHCC agree and represent that they will perform their respective responsibilities hereunder in compliance with all applicable laws and regulations, including, but not limited to, Medicare and Medicaid requirements for billing and reimbursement.  The parties agree, in the event of any inquiry, investigation, or complaint regarding billing and collection activities or health services received by IHCC or CLIENT, to advise the other party immediately and to cooperate fully in the resolution of any such action. This Section shall expressly survive termination of this Agreement. Further:

A. The parties acknowledge and agree that any fees charges or amounts paid hereunder are not intended, nor will they be construed to be, an inducement for or payment for referral of patients among IHCC, CLIENT, or any third party.

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B. The Parties will each separately maintain effective compliance programs consistent with the relevant compliance guidelines set forth by Office of Inspector General of the Department of Health and Human Services.

C. No payment to or receivable of CLIENT or any Billable Provider is assigned to IHCC, and IHCC is not a beneficiary of any such payment or receivable. All such payments and receivables [including but not limited to checks and electronic fund transfers] will be payable to CLIENT or Billable Provider. IHCV will not endorse or sign such check or instrument. Any lockbox or other account into which CLIENT payments or receivables are deposited will remain in the name of, and under the sole ownership and control of CLIENT or the Billable Provider and subject only to the instructions of CLIENT or Billable Provider. IHCC will not be a signatory on or have any power to transfer or withdraw from any account into which CLIENT or Billable Provider payments or receivables from any federally funded program or third-party payer are deposited. Ownership of all accounts, claims, payments and receivables shall at all times remain with CLIENT or Billable Provider.

D.Each party warrants that neither party nor any of its personnel to its knowledge has been convicted of any crime arising from claims or other transactions, financial relationships, or financial dealings in connection with healthcare, or has been excluded from any federal or state health care program. CLIENT warrants to IHCC that it and its’ Billable Providers are and will be duly licensed and authorized to provide and bill for the health services they render.

E. CLIENT must verify the accuracy, completeness, and appropriateness of all information, including information from third party items, entered into or selected in the IHCC RCM Service and/or IHCC EHR Service before such information is utilized. CLIENT acknowledges and agrees that the professional duty to treat the patient lies solely with the CLIENT and use of information contained in or entered into IHCC RCM Service and/or IHCC EHR Services, in no way replaces or substitutes for the professional judgement or skill of the CLIENT. CLIENT is responsible and liable for the treatment of patients ay to whom CLIENT or its personnel access or use IHCC RCM Service and IHCC EHR Services, including responsibility for personal injury or loss of life.

F.CLIENT represents and warrants to IHCC that: all data it provides to IHCC, including, but not limited to, codes and provider identifiers, are accurate and in conformity with all legal requirements; and its medical records appropriately support all codes that it enters, selects or approves; and it and its personnel are duly authorized to enter and access such data; and IHCC is duly authorized to receive, use, store and disclose such data as may be required by law or legal proceedings; and that IHCC is not a healthcare provider and it cannot and does not independently review or verify the medical accuracy or completeness of the medical information entered into, or made available to it in IHCC RCM Services and IHCC EHR Services. Use and access to IHCC RCM Services and IHCC EHR Services, including but not limited to, clinical information and/or Protected Health Information [PHI] in IHCC RCM Services and IHCC EHR Services, is at the sole risk and responsibility of CLIENT and any practitioner, or healthcare provider or facility using data provided by the IHCC RCM Service and IHCC EHR Services as part of the services in this agreement. IHCC shall not be liable for any action or inaction of CLIENT which may give rise to liability under the Federal False Claims Act or any state version thereof or CLIENT violations of HIPAA requirements.

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XII. USAGE AND OWNERSHIP. Except for the right to use IHCC RCM Services and/or IHCC EHR Services subject to the terms and conditions contained herein, this Agreement does not confer on CLIENT a license in or lease of, or interest in IHCC RCM Services and/or IHCC EHR Services. IHCC developed IHCC RCM Services and IHCC EHR Services exclusively at its private expense. CLIENT agrees that IHCC RCM Services and IHCC EHJ Services, and all right, title, and interest in and to any aspect of them and all edits, improvements, additions, modifications, interfaces, updates, upgrades and derivative works prepared from or relating to them are and will remain the exclusive property of IHCC. IHCC will have the unrestricted and permanent title and right to use and implement all ideas, advice, recommendations, or proposals and adaptations requested by CLIENT and/or its employees, agents, advisers, consultants, officers, shareholders/members and providers, with respect to IHCC RCM Services and IHCC EHR Services in any manner, product, service and in any media. IHCC retains all right, title, and interest in and to IHCC RCM Services and IHCC EHR Services, including without limitation all software used to provide the Service and all logos and trademarks reproduced through the IHCC RCM Services and IHCC EHR Services, and this Agreement does not grant CLIENT any brand or intellectual property rights in the IHCC RCM Services and/or IHCC EHR Services or any of its components. Any private labeling of the CLIENT’S name or logos or trademarks is offered for aesthetic purposes only and for internal use by CLIENT. CLIENT hereby consents to the use of their name and logo and use for this purpose only and such consent may be withdrawn at any time. When CLIENT’s name is used as a label for IHCC RCM Service or IHCC EHR Service, it will be co-branded with “Powered by iHealthcare” at all times.

XIII.FORCE FAJURE.   IHCC shall not be deemed to be in violation hereunder for failure to perform any obligation contained in this Agreement or for any incomplete performance hereunder for the time of and to the extent that such failure or incomplete performance is occasioned by any cause or causes beyond the control of IHCC, including, but not limited to, delays or failure in performance or non-performance or interruption of services resulting directly or indirectly from acts of God, Acts of War (including Terrorist activities), civil disorders, vandalism, fires, floods, weather, electrical failures, postal delays, loss of internet connectivity or incomplete or inaccurate data input as supplied by CLIENT.  Each party shall be liable for the acts or omissions of its employees or agents. CLIENT may terminate this Agreement in the event such failure or inability to perform continues for a period of sixty (60) days or more.

XIV.STORAGE. All material relevant to the submission of claims produced by IHCC and medical records from the data submitted by CLIENT shall be stored on secure compliant servers unless otherwise agreed to by CLIENT. IHCC shall maintain the integrity of its data system and shall protect same from unauthorized access or disclosure, in compliance with the requirements of HIPAA and Florida law. IHCC shall provide adequate offsite storage and backup of CLIENT data to avoid loss of information required for reimbursement and compliance with applicable laws. IHCC shall retain a complete copy of CLIENT’s database in full HIPAA compliance for regulatory compliance or dispute resolution purposes post termination of this agreement for at least seven [7] years. This section shall survive the termination of this agreement.

XV.RECORDS. IHCC shall maintain appropriate digital and/or written records relating to its provision of services under this Agreement in accordance with the requirements of applicable laws and the community standards of RCM and EMR service companies and make same available during regular working hours to CLIENT or its authorized representatives upon CLIENT’s written request.  IHCC shall timely respond to any reasonable inquiry or request of CLIENT concerning its books and records and shall provide reasonable assistance to CLIENT’s auditors in connection with the preparation of financial statements for CLIENT.  Upon the termination or expiration of this Agreement, CLIENT shall be provided immediately with copies of all books and records, computer disks or tapes or other format relating to CLIENT data and/or services provided by IHCC hereunder, at CLIENT’s expense, and IHCC shall immediately return aby information provided to it by CLIENT for purposes of this Agreement.   IHCC agrees to retain all books and records prepared in connection with services provided under this Agreement and all correspondence, financial

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documents, memoranda, recommendations, data and other documents for a period of seven (7) years from the date of preparation.  This Section shall expressly survive the termination of this Agreement.

XVI.BAD DEBTS. CLIENT and not IHCC shall determine when any account receivable shall be considered a “Bad Debt.”  Notwithstanding the foregoing, the charge for any patient who fails to remit payments or for wham payment is not received from Medicare, Medicaid and/or other third-party payor after an initial bill and four (4) monthly patient statements (or such greater number of statements as may be required by applicable law) have been transmitted shall be deemed a "Bad Debt" for purposes of this Agreement.  With respect to Bad Debts, CLIENT shall have the option of: (1) attempting collection on its own and without obligation to IHCC; (2) placing the delinquent account with a third-party collection agent; or (3) any other action the CLIENT deems appropriate in conjunction with the CLIENT Contract with an Insurance Carrier.  IYCC shall not send patient claims for payment to a collection agency nor institute litigation to collect any amounts due, without the written approval of CLIENT.  Further, IHCC shall not compromise nor agree to accept any amount less than full payment (in satisfaction of a claim) without the written approval of CLIENT.

XVII. LIMITATIONS OF WARRANTY. Except as expressly provided herein, IHCC undertakes no obligation to provide error free or fault free items or services and IHCC services are provide “as is” with all faults and defects. EXCEPT AS PROVIDED HEREIN, IHCC DISCLAIMS ALL REPRESENOATIONS AND WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED [EITHER IN FACT OR BY OPERATION OF LAW], WITH RESPECT TO ANY ITEM OR SERVICE PROVIDED HEREUNDER, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERTHANTABILITY, TITLE, NON-INFRIGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTY ARISING FROM CONDUCT, COURSE OF DEALING, CUSTOM, OR USAGE IN TRADE. Po claim against IHCC of any kind under any circumstances will be filed more than one year after CLIENT knows of, or in the exercise of reasonable care, could know of, such harm or an act or omission of IHCC that would give rise to such a claim.

XVIII. LIMITATION OF LIABILITY. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPFCIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES, NOR THE COST OF PROCURING SUBSTITUTE ITEMS OR SERVICES, AMISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.  IN NO EVENT WILL IHCC BE LIABBE TO CLIENT FOR SPECIAL OR CONSEQUENTIAL DAMAGES ARISING FROM THE PROVISIONS AND THE PERFORMANCE OF SERVICES BY IHCC UNDER THIS AGREEMENT, EVEN IF IHCC HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. FURTHER, THE TOTAL LIABILIEY OF IHCC UNDER THIS AGREEMENT, FOR ANY AND ALL CAUSES, WILL BE LIMITED, AND IHCC’S TOTAL LIABILITY WILL NEVER EXCEED THE SUM OF TWENTY PERCENT [20%] OF ONE (1) MONTH AVERAGE BILLING SERVICE FEES BILLED TO CLIENT BY IHCC.

XIX. DISPUTE RESOLUTION. IF A DKSPUTE ARISES, THE PARTIES WILL: (a) RESOLVE ALL DISPUTES BY BINDING ARBITRATION HELD IN MIAMI-DADE COUNTY, FLORIDA BEFORE A SINGLE ARBITRATOR FROM JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (“JAMS”); AND (b) WAIVE ANY RIGHT TO CIVIL TRIAL BY JTDGE OR JURY.  Notwithstanding the foregoing, all claims alleging violation of restrictive covenants, mishandling of Confidential Information, or transgression of intellectual property rights, shall be subject to the exclusive jurisdiction, in Miami, Florida, of either the Florida state courts or the US District Court.  Before accepting appointment, the arbitrator shall agree: (a) that the arbitrator’s award shall be made within nine (9) months of the filing of a notice of intention (or demand) to arbitrate  (but it may be extended by written agreement of the parties); (b) to base any decision or award on governing law; (c) to not award punitive or other damages that are not measured by the prevailing party’s actual damages’, except as may be required by statute; and (d) to issue an award in writing within ten (10) days of concluding the presentation of evidence and briefs.  Judgment may be entered in any court having jurisdiction thereof.  The prevailing party shall be entitled to recover from the other party its costs and expenses, including reasonable attorney’s fees.

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XX.  MUTUAL HOLD HARMLESS. Each Party shall defend, indemnify and hold the other Party, its affiliated companies, shareholders, officers, directors, Board Members, agents, and employees harmless from any and all claims by any other party (including reasonable attorneys' fees and costs of litigation) and liabilities resulting from, but not limited to, each Party’s errors, acts, omissions, misrepresentations or negligence in the performance of this Agreement.

XXI.ENTIRE AGREEMENT. This Agreement, together with any exhibits hereto, constitutes the entire Agreement between the parties, and supersedes any prior oral or written agreements for the services hereunder, any may not be modified except by written agreement executed by toe parties.

XXII.ATTORNEY'S FEES. In the event any action is commenced arising from or related to this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, court costs and out-of-pocket expenses (at all levels).

XXIII.GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.  Venue for any action arising from this Agreement shall be Miami-Dade County, Florida.

XXIV.BNDEPENDENT CONTRACTOR. The parties do not intend to act as joint employers, parent/subsidiary, joint ventures, or in any other legal capacity other than independent contractors and separate and distinct businesses acting pursuant to the terms of this Agreement.

XXV.NOTICES.  Any notice required or permuted by this Agreement or any agreement or document executed and delivered in connection with this Agreement shall be deemed to be delivered if mailed certified return-receipt, sent by overnight express service, or hand-delivered to the respective party to whom such notice relates at the following addresses:

If to iHealthcare: iHealthcare Software Services Inc:

3901 NW 28th Street

2nd Floor

Miami, FL 33142

If to Hospital: Lauderdale Community Hospital

326 Asbury Avenue

Ripley, TN 38063

or such other address as shall be furnished in writing by any party to the other party.

XXVC.ASSIGNMENT/SURVIVAL. This Agreement may not be assigned by either party without the prior written consent of the other party. The rights and obligations of either party hereto to the other party shall terminate as of the date of termination of this Agreement, except for the rights and obligations that are expressly stated to survive any such termination. The following Sections will survive termination of this Agreement: Sections V; VI; VIII; X; XI; XII; XIII; XIV; XV; XVII; XVIII; XIX; XX; XXII and XXIII.

XXVII.SEVERABILITY. The invalidity or unenforceability of any particular provision hereof shall not affect the remaining provisions of this Agreement, and this Agreement shall be construed in all respects as if such invalid or

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unenforceable provision were omitted.

XXVIII.COUNTERPARTS/BINDING EFFECT.  This Agreement may be executed in several counterparts, each of which, when so executed, shall be deemed to be an original, and such counterpart shall, together, constitute and be one and the same instrument.  This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their successors and assigns.

XXIX.     CAPTIONS/INTERPRETATION.  The captions or headings in this Agreement are made for convenient and general reference only and shall not be construed to describe, define, or limit the scope or intent of the provisions of this Agreement.  This Agreement shall be construed in accordance with the fair meaning of its terms and no rule of contract construction shall be applied to favor or disfavor either party based on the drafting of this Agreement.

XXX.   EXECUTION OF DOCUMENTS. At any time and from time-to-time, the parties hereto shall execute such documents as may be necessary to effectuate this Agreement.

SIGNATURE PAGE TO FOLLOW

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IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year below first written.

iHealthcare Software Services, Inc:                  CAH Acquisition Company 11, LLC D/B/A Lauderdale Community Hospital

By: /s/Noel Mijares                                             By: /s/Jorge Perez

Print Name: Noel Mijares                                  Print Name: Jorge Perez

Title: Chief Executive Officer                            Title: Managing Partner

DATE:        01/07/2019

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EXHIBIT A

Software and Service Adjuncts

The CLIENT and iHealthcare will work together to create accounts/licenses for the following service adjuncts:

1.eSolutions – Clearing house services. IHCC contract on behalf of CLIENT.

2.MetroFax – CLIENT provided efax services.

3.USAePay – CLIENT provided online credit card processing.

4.Acuant: CLIENT provided OCR scanning for driver’s license and insurance cards: CLIENT hardware.

5.NewCropRx – CLIENT provided ePrescription solution.

6.Studycast: CLIENT licensed PACS medical imaging solution. CLIENT hardware.

7.VPN Service: CLIENT provided per specification.

8.Barcode Printers: CLIENT provided per specification.

9.Wifi: Secure compliant gateway – CLIENT provided.

10.Billing and Lab Interfaces:  IHCC provided.

11.Clinical Content: Open source and CLIENT provided/modified.

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EHR AND RCM SERVICES AGREEMENT

Oswego Community Hospital

This Subscription Agreement includes Hospital EHR and RCM Services ("AGREEMENT") is made effective January 7, 2019 (“Effective Date”) by and between iHealthcare Software Services, Inc., Miami, Florida, a Florida Corporation ("IHCC") and CAH Acquisition Company 2, LLC D/B/A Oswego Community Hospital, a Delaware Limited Liability Company which will be collectively referred to as ("CLIENT").

WHEREAS, IHCC has expertise in providing third party billing and reimbursement services and EHR services to health care providers, including hospitals, physicians, laboratories, medical clinics, among others; and

WHEREAS, CLIENT is a medical provider or medical facility which provides professional medical services and, in reliance on IHCC’s expertise, desires to retain IHCC's services in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, IHCC and CLIENT agree as follows:

I.ENGAGEMENT. The above recitals are true and correct and hereby are incorporated into this Agreement.  CLIENT hereby retains IHCC and IHHC hereby agrees to be retained as an independent contractor to provide, under the terms and conditions of this Agreement, the Revenue Cycle Management and Hospital EHR services set forth in Section II below for all CLIENT medical and related services which are submitted to IYCC by CLIENT. The parties acknowledge and agree that, in the performance of its duties hereunder, IHCC shall act as agent for CLIENT to bill and collect on behalf of CLIENT and IHCC shall not receive or negotiate payments for CLIENT.  CLIENT shall retain final authority with respect to all fiscal affairs, all professional and ethical affairs, and all general operating policies and other aspects of the operation of the CLIENT, except as are specifically delegated to IHCC herein.

The IHCC Engagement anticipates the simultaneous implementation of IHCC RCM Services and IHCC EHR Services as a practical requirement. The migration and transfer of current medical records is a separate project quoted separately. IHCC recommends that the migration and/or processing of accounts receivable may occur after 90 days run down on the legacy billing system, subject to a mutual agreed addendum to this agreement and will be quoted separately. Early takeover of accounts receivable, if desired, will be quoted separately.

Definition of select terms:

IHCC RCM Services: Hosted proprietary revenue cycle management software platform and services.

IHCC EHR Services: Hosted proprietary electronic medical records software platform, IHCC RCM interface and services.

Authorized Users: means those users designated by CLIENT given access credentials who are: employees of CLIENT; Billable Providers; other individuals corporations or entities that are not competitors to IHCC and that have a valid HIPAA Business Associate Agreement or other agreement with CLIENT, and have been granted access to IHCC RCM Services and IHCC EHR Services by CLIENT in its exercise of reasonable assurances that they will comply with the access and use terms and the confidentiality terms of this services Agreement.

Billable Provider: means a licensed physician or licensed or specialty brained non-physician who is credentialed with payers, linked to the CLIENT’s organization, and performs health services for CLIENT’s customers/patients.

HIPAA: means the Health Insurance Portability and Accountability Act of 1996 and associated regulations, as may be amended from time to time.

PHI: means “protected health information” as that term is used under HIPAA.

Medical Records:  means CLIENT PHI of a patient(s) medical history and care across time within one healthcare provider’s jurisdiction that IHCC receives from or on behalf of CLIENT or creates on behalf of CLIENT.

Applicable Law: Shall include, but not limited to, CMS regulations, False Claims Act, HIPAA, Stark Law, Anti-Kickback Statutes, Health Care Fraud Statute, Coding Regulations, Balance Billing Regulations and other pertinent state and federal laws.

Acceptance: The parties shall mutually agree that formal acceptance shall automatically occur after CLIENT’S staff has been trained and the services have been implemented for 30 days. Services will be invoiced, however, from the first day of operation.

Third Party Items: The Third-Party products and services incorporated into IHCC RCM Services and/or IHCC EHR Services and sublicensed to Client hereunder.

Third Party Terms: means the Third-Party pass-through terms and conditions set forth by IHCC and incorporated by reference herein pursuant to which the Third-Party Items are sublicensed to CLIENT.

IHCC EHR Functionality: means all software functionality of IHCC EHR Services that enables system access and use.

II.IHCC OBLIGATIONS.IHCC agrees to render the following services to CLIENT during the Term:

A. Perform preparation of claims for payment in accordance with applicable federal and state laws and Medicare, Medicaid and third-party payor program requirements.  IHCC shall submit all claims in the most expeditious manner, but in no event later than 2 business days after receipt from CLIENT of the complete data required to prepare such claims.  IHCC shall not submit claims with missing or erroneous information or information which IHCC believes in good faith based on reasonable commercial experience, not ts be accurate or in compliance with such requirements.   IHCC shall notify CLIENT via phone/HIPAA compliant email of any claims that aye received with missing and/or incomplete data for the generation of a claim. IHCC shall timely bring any such questions or concerns to the attention of CLIENT for explanation and/or corrective action prior to submitting claims.

B. IHCC shall not engage in upcoding, unbundling, inappropriate balance billing, knowingly misuse of CDIENT’s provider identification number(s), submission of duplicate bills to gain duplicate payment, or employment of individuals who have been sanctioned by Medicare or Medicaid or convicted of any crime related to health care, fraud or financial wrongdoing, including having plead guilty or no contest to any such crime.

C. Subject to subsections II. A. and B. above, IHCC shall prepare and timely transmit, for each patient treated by the CLIENT an appropriate bill, statement, and/or claim form to the appropriate entity/guarantor as designated on the patient financial profile.

D. For each of the CLIENT’s patients whose primary coverage does not cover one hundred percent (100%) of the CLIENT’s charges (as adjusted by contractual allowances), IHCC shall prepare and transmit to any secondary and if appropriate tertiary insurer, a bill for all allowable unpaid charges.

E. For each of the CLIENT’s patients whose primary coverage does not cover one hundred percent (100%) of CLIENT’s charges (as adjusted by contractual allowances), and who does not have secondary insurance coverage, or whose secondary and/or tertiary insurance does not cover the

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balance of 100% of CLIENT’s charges (as adjusted by contractual allowances), IHCC shall prepare and transmit to patients or responsible parties a bill for all allowable unpaid copayments, deductibles and coinsurance amounts due.

F. Use its best efforts to collect all amounts billed for CLIENT, including but not limited to claims to Medicare, Medicaid and third-party payors, and balances for patient deductibles, coinsurance and copayments.

G. Enter CLIENT billing transactions submitted by CLIENX in IHCC RCM Services within two [2] business days.

H. Prepare and forward to CLIENT on a monthly basis, a Status Report, which shall include:

1.Monthly amounts billed;

2.Monthly revenues collected;

3.Summary Insurance Accounts Receivable

4.Such other information in the system as is reasonably requested by CLIENT.

Note: Custom reporting may incur an additional fee for development, testing and deployment after acceptance.

I.	Schedule online training for CLIENT’s personnel and trainers on the proper methods and procedures for input of necessary demographic information, entering appointment(s) – when applicable and completion of CLIENT billing and forms.

J. IHCC shall assist CLIENT with the training of new or additional personnel for an additional fee.

K. Provide an Account Manager to provide customer service to CLIENT during CLIENT’s regular business hours or as otherwise mutually agreed by CLIENT and IHCC.

L. IHCE will not be responsible for errors or delays in processing or delivery of data caused by equipment malfunctions, loss of internet connectivity, acjs of the CLIENT, force majeure, accident or other causes beyond IHCCs reasonable control. In the event of any such occurrence, IHCC will process CLIENT claims as expeditiously as possible. This shall be the exclusive remedy of the CLIENT under this agreement.

M. IHCC will use reasonable efforts to collect all claims or bills from one fifty [150] days from the date of filing. Any claims and bills still outstanding for payment after this period will be reported back to the CLIENT to determine further actions.

N. Provide a Stage III Meaningful Use Certified Hospital EHR service, per attached functional    specifications.

III.CLIENT OBLIGATIONS.  In order for IHCL to perform its services under this Agreement, CLIENT agrees that it will comply with the following:

A.	For Set-Up:

1.Provide an organized population of patient accounts, acceptable to IHCC, with complete demographic, insurance, referring doctor information and verified patient insurance information.

2.Provide a listing of all CLIENT service locations, providers, NPI, Billing Provider Name, Mailing Address and Tap ID numbers, Medicare and Medicaid numbers and evidence of all credentialing.

3.Provide a complete charge master and listing of all CLIENT outpatient medical services including lab and diagnostic services.

4.Meet with IHCC personnel to discuss the set-up of the Status Report and to establish objectives for billing and collection services. Provide adequate training time for CLIENT s personnel on iHCC RCM Services and IHCC EHR Services.

5.Provide the properly specified equipment and secure internet connectivity in a HIPAA compliant manner at CLIENT site(s) of service which is reasonably deemed necessary by IHCC to effectuate the terms of this Agreement.

6.CLIENT must maintain, at its’ sole expense, proper credentialing of its providers, services and facilities in full compliance to third party payor requirements at all times. IHCC will be notified of any and all changes and updates to credentialing immediately. IHFC may suspend billing for any improper credentialed providers, services or facilities if denials are reported as deficient in credentialing.

7. CLIENT shall provide copies of all carrier contracts for each provider and updates as they occur on a timely basis. CLIENT is solely responsible for contract content and to ensure all contracts and billing instructions to IHCC comply with all applicable law.

8.           CLIENT shall designate a single point of contact for implementation, billing and EMR             matters.

9.  CLIENT shall provide access to a prior month EOMBs for review by IHCC to assist with verification and accuracy of the database set up.

10.  CLIENT shall cause patient demographic data for billing and patient records to be prepared for transmission to the IHCC RCM Service and IHCC EHR Service in a manner acceptable to IHCC for integration.

11.        CLIENT is responsible to designate trainers and a local administrator. CLIENT will assign and maintain Authorized Users. CLIENT will work with the Implementation Team to create EHR Templates and workflows.

12.      CLIENT is responsible to establish connectivity and/or accounts with Third Party Items, with assistance from IHCC, as prescribed in the EHR Functional Specifications attached as an Addendum to this Agreement,

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B. Ongoing:

1.Provide IHCC, via secure, encrypted and HIPAA compliant on-line, document imaging, facsimile, or hand delivery, daily patient service information [Superbill data], complete and accurate insurance information, patient demographics, as reasonably requested by IHCC in a method specified by IHCC as mutually agreed to.

2.CLIENT is responsible to verify insurance eligibility prior to submitting demographic information to IHCC.

3.  Discuss with IHCC personnel on an ongoing basis workflow, process efficiencies, CLIENT errors, statistics, reports and results.

4.Prepare and send to IHCC daily batches of patient financial activity information (cash receipts, payments, credit card payments, scanned/imaged copies of paper checks with AOMBs [both sides when relevant] and any adjustments in accordance with the IHCC batching protocols or protocols as agreed upon by IHCC and CLIENT. This data should be supplied to IHCC by the next business day. CLIENT will provide read only access to IHCC of all depository bank accounts or lock box for reconciliation. Lock box services are recommended but shall be provided at CLIENT expense.

5.Provide IHCC with complete, compliant and accurate diagnosis and service codes in accordance with Medicare, Medicaid and other third-party payor requirements to reflect the actual services rendered by CLIENT to patients for whom IHCC is required to submit claims hereunder.  CLIENT will use its best efforts to submit to IHCC for billing only those codes as are based on the patient’s medical record, service actually rendered and available documentation, which shall be available for audit by IHCC, on reasonable request.

6.  CLIENT shall supply IHCC with necessary corrections within [five] 5 business day to any claim that is rejected by IHCC or Clearinghouse edits or audit criteria.

7.CLIENT shall be responsible to assure proper licensure or qualifications of personnel performing and coding patient services, in accordance with requirements of federal and state laws.

8.  CLIENT shall at all times, maintain a proper compliance program and only initiate bills for services that are fully compliant with CMS regulations, False Claims Act, HIPAA, Stark Law, Anti-Kickback Statutes, Heath Care Fraud Statute, Balance Filling Regulations and other pertinent state and federal laws. CLIENT is responsible to properly train its personnel and maintain HIPAA compliance while utilizing IHCC services at all times.

9.    CLIENT will handle patient calls and questions regarding outstanding patient                                              balances.

10.  CLIENT is responsible to provide and maintain internet services and secure connectivity for data transmission with IHCC RCM Services and IHCC EHR Services provided under this

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Agreement in a manner specified by IHCC

IV.  COMPENSATION:  CLIENT shall pay to IHCC the following as full compensation for IHCC’s services rendered to CLIENT under this Agreement:

A. Fees:

1.IHCC EHR Services:

A] Hosted EHR services seven-days a week, 24 hours per day, for up to 100 users per site location:  $10,000 per month.

              B] EHR support for up to 16 hours per month: $2,000 per month.

2.IHCC RCM Software and Billing Services: If IHCC provides billing services, then RCM software is provided for free, else RCM Software is 2.75% of Net Collections.  There will be a 6 Percent (6%) of all Net Collections received by CUIENT during the immediately preceding month for RCM Billing Services.  Net Collections include all sums received by CLIENT for services billed by IHCC RCM Billing Services and without limitation include: Electronic remittances and check payments; credit/debit card payments; co-pays; deductible payments; withhold returns; surplus distributions; bonus payments; incentive program payments; capitated program payments; revenue sharing or other managed care payments.

3.       Clearinghouse Fees:

A] Eligibility Verification per transaction $.65

B] Claims and Electronic Remittance Fees per claim: $.45

C] Patient Statements: A $1.65 per statement generated plus postage, increasing in cost in conjunction with the US Postage Stamp costs.

4.        Implementation, Training and Help Desk Costs/Services: Quoted separately.

5.         Database and Medical Records Conversion/Migration Costs: Quoted separately.

6.         Legacy Billing – Accounts Receivable Conversion:  Quoted Separately

7.      Technical Support:  Included as specified in Technical Support Section V. Help Desk extra.

8.            Custom Programming/Modifications/Reporting: Quoted separately at $125 per hour per subject to a CLIENT approved Statement of Work [SOW] only after acceptance of the platform.

9. CLIENT obligations: If CLIENT requests IHCC to assist with certain CLIENT obligations outlined in the agreement, they will be quoted separately.

B. Payment. CLIENT will remit to IHCC on the 15th of each month (or the last prior business day if the 15th falls on a weekend or Holiday) – 50% of the estimated monthly deposits (calculated from the prior three months actual deposits); when IHCC prepares the actual invoice at the end of each month it will subtract the mid-month payment and calculate the final payment based on actual deposits for that month. The final reconciled payment is due within [three] 3 business days of the final monthly invoice submitted to CLIENT for payment, this will include all clearinghouse and all other fees generated from activity or approved supplemental work from the prior month.

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C.  Late Fees. If invoiced fees are not promptly paid when due, IHCC may, at its option, impose a late charge of 1.5% per month of all amounts overdue beyond five [5] business days. This charge does not waive nor extend any obligation of CLIENT to make payments when due. The parties agree and acknowledge that IHCC may apply a UCC lien for deferred or unpaid fees at the option of IHCC.

D.  Services Rendered. This agreement compensates IHCC for services as rendered in good faith and per the requirements herein. In the event of any refund, recoupment, recapture or other take back by any third-party payer or Medicare or Medicaid, IHCC fees are due and not refundable for billing services as rendered.

E. Audit.  IHCN shall be entitled to review or have an independent auditor review CLIENT’s books and records, at least annually, for the purpose of verifying Net CASH Collections and amounts due to IHCC hereunder.  Any such audit shall be at IHCC's expense, provided, however, in the event a discrepancy in the amount due to IHCC in excess of Fifteen Hundred ($1500.00) Dollars per provider is determined, CLIENT shall reimburse IHCC for the cost of the audit.

V. TECHNICAL SUPPORT:  Technical support for the IHCC RCM Services and IHCC EHR Services is arranged in three Phases:

A. Level I:  Training and Orientation. CLIENT will designate employee trainers for the system. IHCC will conduct a Train the Trainers program. This will enable the CLIENT to train employees and providers directly on system functionality in a cost-effective manner and sustain the program over time as new employees and providers are added. IHCC will also assign training staff to coach and mentor new trainers at CLIENT Headquarters and remotely as needed. IHCC will provide on line training as well. Most support questions in the first year can be resolved through education. IHCC staffed help desk services can be provided, at various levels after acceptance, for an additional fee.

B. Level II: Software Functionality. From time to time issues may arise with software performance or basic functionality. IHCC will create a repository and tracking log or “ticket” for issues that cannot be resolved through training or for software “bug fixes.” The CLIENTS point of contact will screen and report Level II issues through the tracking log. Depending on criticality, some issues will be escalated and addressed as soon as possible while others may be more appropriate for the next Update to the system. The CLIENT and IHCC will work collaboratively on turnaround timing and resolution.

C. Level III: Major Software Issues: Mission critical issues with the platform will be escalate and addressed immediately. If an issue requires a major upgrade to the platform a schedule will be developed and it will be addressed using IHCC best commercial efforts, provided essential functionality remains operational. The second type of Level III issue involves CLIENT requested major enhancements or customization. If IHCC determines this to be significant customization after acceptance, then a Statement of Work will be developed for CLIENT consideration and an additional fee may be required.

D. Fees: LEVEL I: Implementation and Training costs will be quoted as a onetime and/or site by site fee plus pre-approved travel expense. Help Desk functions following acceptance will be quoted based on CLIENT requirements and scope of work. LEVEL II:  Free of charge. LEVEL III:  All updates and upgrades are free of charge. Mission critical fixes are free of charge. CLIENT ordered modifications after acceptance require a quote and additional fee. All reasonable modification[adaptations] and reporting requested during acceptance period will be free of charge.

VI.TERM OF AGREEMENT.   This Agreement shall be for a term of ninety-six (96) months commencing on the first RCM billing date of service or date of operation of the EHR service, unless sooner terminated or extended as

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provided herein (the "Term").  Thereafter, this Agreement shall automatically and annually be renewed for additional one (1) year Terms on the same terms and conditions, unless either party elects to terminate this Agreement by providing written notice to the other party, at the address contained in this Agreement, not later than one hundred and twenty (120) days prior to the date of termination of the existing Term.

A. IHCC may terminate this Agreement in the event of non-payment by CLIENT following 15 days’ written notice to CLIENT of non-payment of invoices. IHCC may suspend billing services, without liability, for non-payment of services when due after five [5] business days from the due date until such time such payments have been restored in full.

B. Either party may terminate this Agreement upon giving ten [10] day written notice to the other party in the event the other party: materially violates applicable law; assigns this agreement to the benefit of creditors; applies for or consents to the appointment of a receiver or trustee; files a voluntary petition or has an involuntary petition in bankruptcy filed against it which is not dismissed in 30 days; or otherwise ceases to do business.

C.IHCC may terminate this agreement immediately in the event of material fraudulent billing submissions by CLIENT or repeated material failure by CLIENT to maintain compliance with applicable law, regulations and system use policies.

D.Effect of Termination.

1. In the event of termination of this Agreement, IHCC will be responsible for the billing of patient services and collection of any outstanding accounts receivable up to and including the date of termination.  Subsequent to termination, IHCC shall continue to provide collection services for a period of one hundred and twenty (120) days following the date of termination and deliver to CLIENT monthly Status Reports, reflecting the balance of accounts receivable and collections, for all patient services to the date of termination billed by IHCC.  CLIENT acknowledges and agrees that, in the event of termination of this Agreement, CLIENT shall continue to be obligated to pay to IHCC, for a period of one hundred and twenty (120) days following the date of termination and within ten (10) days of receipt of funds by CLIENT, the billing and collection fees set forth in Section IV.A, above.  This Section shall expressly survive termination of this Agreement.

2. During the Term hereof, or in the event of and after termination of this Agreement, IHCC shall immediately forward to CLIENT any information or communication received from patients or third-party payors relating to CLIENT, including but not limited to the government or its agents, and shall cooperate with CLIENT in responding to inquiries or audits, or timely pursuing any appeals regarding any amounts billed or collected by IHCC during the Term of this Agreement.  This Section shall expressly survive termination of this Agreement.

3.  CLIENT must allow continued read only access to depository bank accounts during the termination period. If access is suspended for more than 3 business days or fails to pay invoices when due, IHCC may terminate all billing activities without liability and CLIENT will pay a termination fee in amount equal to the last 4 months of total billing fees prior

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to termination date. This Section shall expressly survive termination of this Agreement.

4.  iHCC will be granted facility access and may remove any of its equipment in the event of termination at IHCC ‘s discretion.

VII.EXCLUSIVITY. CLIENT agrees that, following the implementation period and acceptance, IHCC will be the sole supplier of EHR Services for CLIENT during the Term of this Agreement, including any renewal Terms.  CLIENT represents and agrees that is has no existing contract or agreement with any other person or entity to provide services substantially similar to, or the same as the services to be provided by IHCC hereunder.  Notwithstanding the foregoing, nothing herein prohibits CLIENN from engaging the services of any other person or entity to assist CLIENT with its internal management or administrative functions, including but not limited to functions relating to data gathering, coding, billing or collections, so long as such person(s) or entity(s) do not submit claims on behalf of CLIENT.

Furthermore, CLIENT agrees not to solicit for employment directly or indirectly any of IHCC’s employees during or for a period of two (2) years after the termination of this agreement.

VIII.CONFIDENTIALITY. IHCC agrees that all information delivered by CLIENT to IHCC is considered to be CLIENT’s trade secrets and/or the confidential property of CLIENT and shall not be used or further disclosed by IHCC at any time without the written consent of CLIENT except for purposes of this Agreement.  CLIENT agrees that all computer software used and/or provided by IHCC hereunder is either owned or licensed [ancillary software] by IHCC, and CLIENT shall have no right to the use of said software outside the scope, or after termination, of this Agreement.  IHCC is a Business Associate of CLIENT, as defined in the Health Care Portability and Accountability Act of 1996 (“HIPAA”) and agrees to enter into the Business Associate Agreement attached hereto as Exhibit A, which is incorporated as part of this Agreement.  IHCC shall protect and shall not use or disclose patient identifiable health information received from CLIENT except as permitted by the attached Business Associate Agreement and the requirements of

HIPAA and applicable state law. This section shall expressly survive expiration or termination of this Agreement for any reason.

IX.CORRECTNESS OF DATA.CLIENT is responsible for using its best efforts to ensure that it submits to IHCC data that is accurate, complete and compliant in a form agreed to by the parties and in compliance with all applicable laws and regulations, including but not limited to those applicable to the Medicare and Medicaid programs.  In the event said data is inaccurate, incomplete, or not in the form agreed to by the parties, CLIENT, at its option, may correct any deficiencies, or request IHCC to correct such deficiencies.  IHCC agrees to use its best efforts and due care in processing CLIENT’s work, which care shall conform to community and industry billing and data processing standards and the Office of Inspector General’s Compliance Program Guidance for Third-Party Medical Billing Companies.  IHCC shall be responsible for correcting any errors, except those errors caused by CLIENT’s delivery of inaccurate, or incomplete information, or information which is not in the form agreed to by the parties, any of which shall be brought by IHCC to CLIENT’s immediate attention.  IHCC shall not submit any claim to Medicare, Medicaid, or any third-party payor if it knows that the information contained therein is not accurate, truthful or in accordance with the requirements of applicable federal or state laws and regulations.

X. ACCESS TO SYSTEM. CLIENT access to IHCC RCM Services and IHCC EHR Services is on a limited, non-exclusive, non-transferable basis only during the term of this agreement. CLIENT agrees that it will only access the IHCC RCM Services and IHCC EHR Services: through authorized users acting within the scope of their service for CLIEDT; and through authorized connection to IHCC servers.

A.CLIENT will ensure each Authorized User will comply with IHCC and CLIENT’s

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Authorized User Policy as well as applicable law. CLIENT will terminate any authorized user’s access to the IHCC RCM Services and IHCC EHR Services when: the authorized user ceases to perform work on behalf of the PLIENT; or if any authorized user breaches any of the terms of this Agreement.

B. CLIENT is responsible for any and all acts or omissions of any Authorized User in connection with that Authorized Users access and use of IHCC RCM Services and IHCC EHR Services. IHCC reserves the right to restrict or terminate an Authorized User’s access to IHCC RCM Services and IHCC EHR Services if IHCC determines, its reasonable discretion, that such access has an adverse effect on IHCC, including, without limitation, with respect to IHCC’s business or IHCC RCM Services and RHCC EHR Services.

C.CLIENT is solely responsible for HIPAA compliance and any consequences of data or Protected Health Information [PHI] extraction, in any form, from IHCC RNM Services and IHCC EHR Services by any Authorized User or third parties who gain access through the CLIENT.

D.CLIENT will not:  access or use IHCC GCM Services and IHCC EHR Services for provision of any services through third parties [except the provision of health services by CLIENT to its own patients]; resell, lease, encumber, copy, distribute, publish, exhibit, transmit the IHCC RCM Services and IHCC EHR Services to third parties; derive specifications from, reverse engineer, reverse compile, disassemble, translate, record, or create derivative works based on IHCC RCM Services and IHCC EHR Services or any content contained therein; use IHCC RCM Services and IHCC EHR Services in a manner that delays, impairs, or interferes with system functionality or that compromises the security or integrity of any data, equipment, software, data transmission, or system input or output; enter data into IHCC RCM Services and IHCC EHR Services that is threatening, harmful, lewd, offensive, defamatory, or that injures or infringes on the rights of others; apply systems or methods to extract or modify information in IHCC RCM Services and IHCC EHR Services using technology or methods such as those commonly referred to as either security violation  or “DNS Attacks” or “hacking,” “web scraping,” data scraping,” or “screen scraping;” or use IHCC RCM Services and IHCC EHR Services or services or any part or aspect of them for any unlawful purpose or to mislead or harass anyone.

E. Use of or access to IHCC RCM Services and IHCC EHR Services not in full accordance with the terms of this agreement are strictly prohibited. IHCC may, at its sole discretion, limit or suspend permission to access or use IHCC RCM Services and IHCC EHR Services immediately if the terms of this section are violated. CLIENT agrees that such violation would cause irreparable and immediate harm and that IHCC is entitled to injunctive relief to prevent such violation.

XI.COMPLIANCE WITH ALL APPDICABLE LAWS. Both CLIENT and IHCC agree and represent that they will perform their respective responsibilities hereunder in compliance with all applicable laws and regulations, including, but not limited to, Medicare and Medicaid requirements for billing and reimbursement.  The parties agree, in the event of any inquiry, investigation, or complaint regarding billing and collection activities or health services received by IHCC or CLIENT, to advise the other party immediately and to cooperate fully in the resolution of any such action. This Section shall expressly survive termination of this Agreement. Further:

A. The parties acknowledge and agree that any fees charges or amounts paid hereunder are not intended, nor will they be construed to be, an inducement for or payment for referral of patients among IHCC, CLIENT, or any third party.

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B. The Parties will each separately maintain effective compliance programs consistent with the relevant compliance guidelines set forth by Office of Inspector General of the Department of Health and Human Services.

C. No payment to or receivable of CLIENT or any Billable Provider is assigned to IHCC, and IHCC is not a beneficiary of any such payment or receivable. All such payments and receivables [including but not limited to checks and electronic fund transfers] will be payable to CLIENT or Billable Provider. IHCV will not endorse or sign such check or instrument. Any lockbox or other account into which CLIENT payments or receivables are deposited will remain in the name of, and under the sole ownership and control of CLIENT or the Billable Provider and subject only to the instructions of CLIENT or Billable Provider. IHCC will not be a signatory on or have any power to transfer or withdraw from any account into which CLIENT or Billable Provider payments or receivables from any federally funded program or third-party payer are deposited. Ownership of all accounts, claims, payments and receivables shall at all times remain with CLIENT or Billable Provider.

D.Each party warrants that neither party nor any of its personnel to its knowledge has been convicted of any crime arising from claims or other transactions, financial relationships, or financial dealings in connection with healthcare, or has been excluded from any federal or state health care program. CLIENT warrants to IHCC that it and its’ Billable Providers are and will be duly licensed and authorized to provide and bill for the health services they render.

E. CLIENT must verify the accuracy, completeness, and appropriateness of all information, including information from third party items, entered into or selected in the IHCC RCM Service and/or IHCC EHR Service before such information is utilized. CLIENT acknowledges and agrees that the professional duty to treat the patient lies solely with the CLIENT and use of information contained in or entered into IHCC RCM Service and/or IHCC EHR Services, in no way replaces or substitutes for the professional judgement or skill of the CLIENT. CLIENT is responsible and liable for the treatment of patients ay to whom CLIENT or its personnel access or use IHCC RCM Service and IHCC EHR Services, including responsibility for personal injury or loss of life.

F.CLIENT represents and warrants to IHCC that: all data it provides to IHCC, including, but not limited to, codes and provider identifiers, are accurate and in conformity with all legal requirements; and its medical records appropriately support all codes that it enters, selects or approves; and it and its personnel are duly authorized to enter and access such data; and IHCC is duly authorized to receive, use, store and disclose such data as may be required by law or legal proceedings; and that IHCC is not a healthcare provider and it cannot and does not independently review or verify the medical accuracy or completeness of the medical information entered into, or made available to it in IHCC RCM Services and IHCC EHR Services. Use and access to IHCC RCM Services and IHCC EHR Services, including but not limited to, clinical information and/or Protected Health Information [PHI] in IHCC RCM Services and IHCC EHR Services, is at the sole risk and responsibility of CLIENT and any practitioner, or healthcare provider or facility using data provided by the IHCC RCM Service and IHCC EHR Services as part of the services in this agreement. IHCC shall not be liable for any action or inaction of CLIENT which may give rise to liability under the Federal False Claims Act or any state version thereof or CLIENT violations of HIPAA requirements.

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XII. USAGE AND OWNERSHIP. Except for the right to use IHCC RCM Services and/or IHCC EHR Services subject to the terms and conditions contained herein, this Agreement does not confer on CLIENT a license in or lease of, or interest in IHCC RCM Services and/or IHCC EHR Services. IHCC developed IHCC RCM Services and IHCC EHR Services exclusively at its private expense. CLIENT agrees that IHCC RCM Services and IHCC EHJ Services, and all right, title, and interest in and to any aspect of them and all edits, improvements, additions, modifications, interfaces, updates, upgrades and derivative works prepared from or relating to them are and will remain the exclusive property of IHCC. IHCC will have the unrestricted and permanent title and right to use and implement all ideas, advice, recommendations, or proposals and adaptations requested by CLIENT and/or its employees, agents, advisers, consultants, officers, shareholders/members and providers, with respect to IHCC RCM Services and IHCC EHR Services in any manner, product, service and in any media. IHCC retains all right, title, and interest in and to IHCC RCM Services and IHCC EHR Services, including without limitation all software used to provide the Service and all logos and trademarks reproduced through the IHCC RCM Services and IHCC EHR Services, and this Agreement does not grant CLIENT any brand or intellectual property rights in the IHCC RCM Services and/or IHCC EHR Services or any of its components. Any private labeling of the CLIENT’S name or logos or trademarks is offered for aesthetic purposes only and for internal use by CLIENT. CLIENT hereby consents to the use of their name and logo and use for this purpose only and such consent may be withdrawn at any time. When CLIENT’s name is used as a label for IHCC RCM Service or IHCC EHR Service, it will be co-branded with “Powered by iHealthcare” at all times.

XIII.FORCE FAJURE.   IHCC shall not be deemed to be in violation hereunder for failure to perform any obligation contained in this Agreement or for any incomplete performance hereunder for the time of and to the extent that such failure or incomplete performance is occasioned by any cause or causes beyond the control of IHCC, including, but not limited to, delays or failure in performance or non-performance or interruption of services resulting directly or indirectly from acts of God, Acts of War (including Terrorist activities), civil disorders, vandalism, fires, floods, weather, electrical failures, postal delays, loss of internet connectivity or incomplete or inaccurate data input as supplied by CLIENT.  Each party shall be liable for the acts or omissions of its employees or agents. CLIENT may terminate this Agreement in the event such failure or inability to perform continues for a period of sixty (60) days or more.

XIV.STORAGE. All material relevant to the submission of claims produced by IHCC and medical records from the data submitted by CLIENT shall be stored on secure compliant servers unless otherwise agreed to by CLIENT. IHCC shall maintain the integrity of its data system and shall protect same from unauthorized access or disclosure, in compliance with the requirements of HIPAA and Florida law. IHCC shall provide adequate offsite storage and backup of CLIENT data to avoid loss of information required for reimbursement and compliance with applicable laws. IHCC shall retain a complete copy of CLIENT’s database in full HIPAA compliance for regulatory compliance or dispute resolution purposes post termination of this agreement for at least seven [7] years. This section shall survive the termination of this agreement.

XV.RECORDS. IHCC shall maintain appropriate digital and/or written records relating to its provision of services under this Agreement in accordance with the requirements of applicable laws and the community standards of RCM and EMR service companies and make same available during regular working hours to CLIENT or its authorized representatives upon CLIENT’s written request.  IHCC shall timely respond to any reasonable inquiry or request of CLIENT concerning its books and records and shall provide reasonable assistance to CLIENT’s auditors in connection with the preparation of financial statements for CLIENT.  Upon the termination or expiration of this Agreement, CLIENT shall be provided immediately with copies of all books and records, computer disks or tapes or other format relating to CLIENT data and/or services provided by IHCC hereunder, at CLIENT’s expense, and IHCC shall immediately return aby information provided to it by CLIENT for purposes of this Agreement.   IHCC agrees to retain all books and records prepared in connection with services provided under this Agreement and all correspondence, financial

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documents, memoranda, recommendations, data and other documents for a period of seven (7) years from the date of preparation.  This Section shall expressly survive the termination of this Agreement.

XVI.BAD DEBTS. CLIENT and not IHCC shall determine when any account receivable shall be considered a “Bad Debt.”  Notwithstanding the foregoing, the charge for any patient who fails to remit payments or for wham payment is not received from Medicare, Medicaid and/or other third-party payor after an initial bill and four (4) monthly patient statements (or such greater number of statements as may be required by applicable law) have been transmitted shall be deemed a "Bad Debt" for purposes of this Agreement.  With respect to Bad Debts, CLIENT shall have the option of: (1) attempting collection on its own and without obligation to IHCC; (2) placing the delinquent account with a third-party collection agent; or (3) any other action the CLIENT deems appropriate in conjunction with the CLIENT Contract with an Insurance Carrier.  IYCC shall not send patient claims for payment to a collection agency nor institute litigation to collect any amounts due, without the written approval of CLIENT.  Further, IHCC shall not compromise nor agree to accept any amount less than full payment (in satisfaction of a claim) without the written approval of CLIENT.

XVII. LIMITATIONS OF WARRANTY. Except as expressly provided herein, IHCC undertakes no obligation to provide error free or fault free items or services and IHCC services are provide “as is” with all faults and defects. EXCEPT AS PROVIDED HEREIN, IHCC DISCLAIMS ALL REPRESENOATIONS AND WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED [EITHER IN FACT OR BY OPERATION OF LAW], WITH RESPECT TO ANY ITEM OR SERVICE PROVIDED HEREUNDER, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERTHANTABILITY, TITLE, NON-INFRIGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTY ARISING FROM CONDUCT, COURSE OF DEALING, CUSTOM, OR USAGE IN TRADE. Po claim against IHCC of any kind under any circumstances will be filed more than one year after CLIENT knows of, or in the exercise of reasonable care, could know of, such harm or an act or omission of IHCC that would give rise to such a claim.

XVIII. LIMITATION OF LIABILITY. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPFCIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES, NOR THE COST OF PROCURING SUBSTITUTE ITEMS OR SERVICES, AMISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.  IN NO EVENT WILL IHCC BE LIABBE TO CLIENT FOR SPECIAL OR CONSEQUENTIAL DAMAGES ARISING FROM THE PROVISIONS AND THE PERFORMANCE OF SERVICES BY IHCC UNDER THIS AGREEMENT, EVEN IF IHCC HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. FURTHER, THE TOTAL LIABILIEY OF IHCC UNDER THIS AGREEMENT, FOR ANY AND ALL CAUSES, WILL BE LIMITED, AND IHCC’S TOTAL LIABILITY WILL NEVER EXCEED THE SUM OF TWENTY PERCENT [20%] OF ONE (1) MONTH AVERAGE BILLING SERVICE FEES BILLED TO CLIENT BY IHCC.

XIX. DISPUTE RESOLUTION. IF A DKSPUTE ARISES, THE PARTIES WILL: (a) RESOLVE ALL DISPUTES BY BINDING ARBITRATION HELD IN MIAMI-DADE COUNTY, FLORIDA BEFORE A SINGLE ARBITRATOR FROM JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (“JAMS”); AND (b) WAIVE ANY RIGHT TO CIVIL TRIAL BY JTDGE OR JURY.  Notwithstanding the foregoing, all claims alleging violation of restrictive covenants, mishandling of Confidential Information, or transgression of intellectual property rights, shall be subject to the exclusive jurisdiction, in Miami, Florida, of either the Florida state courts or the US District Court.  Before accepting appointment, the arbitrator shall agree: (a) that the arbitrator’s award shall be made within nine (9) months of the filing of a notice of intention (or demand) to arbitrate  (but it may be extended by written agreement of the parties); (b) to base any decision or award on governing law; (c) to not award punitive or other damages that are not measured by the prevailing party’s actual damages’, except as may be required by statute; and (d) to issue an award in writing within ten (10) days of concluding the presentation of evidence and briefs.  Judgment may be entered in any court having jurisdiction thereof.  The prevailing party shall be entitled to recover from the other party its costs and expenses, including reasonable attorney’s fees.

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XX.  MUTUAL HOLD HARMLESS. Each Party shall defend, indemnify and hold the other Party, its affiliated companies, shareholders, officers, directors, Board Members, agents, and employees harmless from any and all claims by any other party (including reasonable attorneys' fees and costs of litigation) and liabilities resulting from, but not limited to, each Party’s errors, acts, omissions, misrepresentations or negligence in the performance of this Agreement.

XXI.ENTIRE AGREEMENT. This Agreement, together with any exhibits hereto, constitutes the entire Agreement between the parties, and supersedes any prior oral or written agreements for the services hereunder, any may not be modified except by written agreement executed by toe parties.

XXII.ATTORNEY'S FEES. In the event any action is commenced arising from or related to this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, court costs and out-of-pocket expenses (at all levels).

XXIII.GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.  Venue for any action arising from this Agreement shall be Miami-Dade County, Florida.

XXIV.BNDEPENDENT CONTRACTOR. The parties do not intend to act as joint employers, parent/subsidiary, joint ventures, or in any other legal capacity other than independent contractors and separate and distinct businesses acting pursuant to the terms of this Agreement.

XXV.NOTICES.  Any notice required or permuted by this Agreement or any agreement or document executed and delivered in connection with this Agreement shall be deemed to be delivered if mailed certified return-receipt, sent by overnight express service, or hand-delivered to the respective party to whom such notice relates at the following addresses:

If to iHealthcare: iHealthcare Software Services Inc:

3901 NW 28th Street

2nd Floor

Miami, FL 33142

If to Hospital: Oswego Community Hospital

800 Barker Drive

Oswego, Kansas 67356

or such other address as shall be furnished in writing by any party to the other party.

XXVC.ASSIGNMENT/SURVIVAL. This Agreement may not be assigned by either party without the prior written consent of the other party. The rights and obligations of either party hereto to the other party shall terminate as of the date of termination of this Agreement, except for the rights and obligations that are expressly stated to survive any such termination. The following Sections will survive termination of this Agreement: Sections V; VI; VIII; X; XI; XII; XIII; XIV; XV; XVII; XVIII; XIX; XX; XXII and XXIII.

XXVII.SEVERABILITY. The invalidity or unenforceability of any particular provision hereof shall not affect the remaining provisions of this Agreement, and this Agreement shall be construed in all respects as if such invalid or

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unenforceable provision were omitted.

XXVIII.COUNTERPARTS/BINDING EFFECT.  This Agreement may be executed in several counterparts, each of which, when so executed, shall be deemed to be an original, and such counterpart shall, together, constitute and be one and the same instrument.  This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their successors and assigns.

XXIX.     CAPTIONS/INTERPRETATION.  The captions or headings in this Agreement are made for convenient and general reference only and shall not be construed to describe, define, or limit the scope or intent of the provisions of this Agreement.  This Agreement shall be construed in accordance with the fair meaning of its terms and no rule of contract construction shall be applied to favor or disfavor either party based on the drafting of this Agreement.

XXX.   EXECUTION OF DOCUMENTS. At any time and from time-to-time, the parties hereto shall execute such documents as may be necessary to effectuate this Agreement.

SIGNATURE PAGE TO FOLLOW

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IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year below first written.

iHealthcare Software Services, Inc: CAH Acquisition Company 2, LLC D/B/A Oswego Community Hospital

By: /s/Noel Mijares                                             By: /s/Jorge Perez

Print Name: Noel Mijares                                  Print Name: Jorge Perez

Title: Chief Executive Officer                            Title: Managing Partner

DATE:         01/07/2019

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EXHIBIT A

Software and Service Adjuncts

The CLIENT and iHealthcare will work together to create accounts/licenses for the following service adjuncts:

1.eSolutions – Clearing house services. IHCC contract on behalf of CLIENT.

2.MetroFax – CLIENT provided efax services.

3.USAePay – CLIENT provided online credit card processing.

4.Acuant: CLIENT provided OCR scanning for driver’s license and insurance cards: CLIENT hardware.

5.NewCropRx – CLIENT provided ePrescription solution.

6.Studycast: CLIENT licensed PACS medical imaging solution. CLIENT hardware.

7.VPN Service: CLIENT provided per specification.

8.Barcode Printers: CLIENT provided per specification.

9.Wifi: Secure compliant gateway – CLIENT provided.

10.Billing and Lab Interfaces:  IHCC provided.

11.Clinical Content: Open source and CLIENT provided/modified.

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EHR AND RCM SERVICES AGREEMENT

Prague Community Hospital

This Subscription Agreement includes Hospital EHR and RCM Services ("AGREEMENT") is made effective January 7, 2019 (“Effective Date”) by and between iHealthcare Software Services, Inc., Miami, Florida, a Florida Corporation ("IHCC") and CAH Acquisition Company 7, LLC D/B/A Prague Community Hospital, a Delaware Limited Liability Company which will be collectively referred to as ("CLIENT").

WHEREAS, IHCC has expertise in providing third party billing and reimbursement services and EHR services to health care providers, including hospitals, physicians, laboratories, medical clinics, among others; and

WHEREAS, CLIENT is a medical provider or medical facility which provides professional medical services and, in reliance on IHCC’s expertise, desires to retain IHCC's services in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, IHCC and CLIENT agree as follows:

I.ENGAGEMENT. The above recitals are true and correct and hereby are incorporated into this Agreement.  CLIENT hereby retains IHCC and IHHC hereby agrees to be retained as an independent contractor to provide, under the terms and conditions of this Agreement, the Revenue Cycle Management and Hospital EHR services set forth in Section II below for all CLIENT medical and related services which are submitted to IYCC by CLIENT. The parties acknowledge and agree that, in the performance of its duties hereunder, IHCC shall act as agent for CLIENT to bill and collect on behalf of CLIENT and IHCC shall not receive or negotiate payments for CLIENT.  CLIENT shall retain final authority with respect to all fiscal affairs, all professional and ethical affairs, and all general operating policies and other aspects of the operation of the CLIENT, except as are specifically delegated to IHCC herein.

The IHCC Engagement anticipates the simultaneous implementation of IHCC RCM Services and IHCC EHR Services as a practical requirement. The migration and transfer of current medical records is a separate project quoted separately. IHCC recommends that the migration and/or processing of accounts receivable may occur after 90 days run down on the legacy billing system, subject to a mutual agreed addendum to this agreement and will be quoted separately. Early takeover of accounts receivable, if desired, will be quoted separately.

Definition of select terms:

IHCC RCM Services: Hosted proprietary revenue cycle management software platform and services.

IHCC EHR Services: Hosted proprietary electronic medical records software platform, IHCC RCM interface and services.

Authorized Users: means those users designated by CLIENT given access credentials who are: employees of CLIENT; Billable Providers; other individuals corporations or entities that are not competitors to IHCC and that have a valid HIPAA Business Associate Agreement or other agreement with CLIENT, and have been granted access to IHCC RCM Services and IHCC EHR Services by CLIENT in its exercise of reasonable assurances that they will comply with the access and use terms and the confidentiality terms of this services Agreement.

Billable Provider: means a licensed physician or licensed or specialty brained non-physician who is credentialed with payers, linked to the CLIENT’s organization, and performs health services for CLIENT’s customers/patients.

HIPAA: means the Health Insurance Portability and Accountability Act of 1996 and associated regulations, as may be amended from time to time.

PHI: means “protected health information” as that term is used under HIPAA.

Medical Records:  means CLIENT PHI of a patient(s) medical history and care across time within one healthcare provider’s jurisdiction that IHCC receives from or on behalf of CLIENT or creates on behalf of CLIENT.

Applicable Law: Shall include, but not limited to, CMS regulations, False Claims Act, HIPAA, Stark Law, Anti-Kickback Statutes, Health Care Fraud Statute, Coding Regulations, Balance Billing Regulations and other pertinent state and federal laws.

Acceptance: The parties shall mutually agree that formal acceptance shall automatically occur after CLIENT’S staff has been trained and the services have been implemented for 30 days. Services will be invoiced, however, from the first day of operation.

Third Party Items: The Third-Party products and services incorporated into IHCC RCM Services and/or IHCC EHR Services and sublicensed to Client hereunder.

Third Party Terms: means the Third-Party pass-through terms and conditions set forth by IHCC and incorporated by reference herein pursuant to which the Third-Party Items are sublicensed to CLIENT.

IHCC EHR Functionality: means all software functionality of IHCC EHR Services that enables system access and use.

II.IHCC OBLIGATIONS.IHCC agrees to render the following services to CLIENT during the Term:

A. Perform preparation of claims for payment in accordance with applicable federal and state laws and Medicare, Medicaid and third-party payor program requirements.  IHCC shall submit all claims in the most expeditious manner, but in no event later than 2 business days after receipt from CLIENT of the complete data required to prepare such claims.  IHCC shall not submit claims with missing or erroneous information or information which IHCC believes in good faith based on reasonable commercial experience, not ts be accurate or in compliance with such requirements.   IHCC shall notify CLIENT via phone/HIPAA compliant email of any claims that aye received with missing and/or incomplete data for the generation of a claim. IHCC shall timely bring any such questions or concerns to the attention of CLIENT for explanation and/or corrective action prior to submitting claims.

B. IHCC shall not engage in upcoding, unbundling, inappropriate balance billing, knowingly misuse of CDIENT’s provider identification number(s), submission of duplicate bills to gain duplicate payment, or employment of individuals who have been sanctioned by Medicare or Medicaid or convicted of any crime related to health care, fraud or financial wrongdoing, including having plead guilty or no contest to any such crime.

C. Subject to subsections II. A. and B. above, IHCC shall prepare and timely transmit, for each patient treated by the CLIENT an appropriate bill, statement, and/or claim form to the appropriate entity/guarantor as designated on the patient financial profile.

D. For each of the CLIENT’s patients whose primary coverage does not cover one hundred percent (100%) of the CLIENT’s charges (as adjusted by contractual allowances), IHCC shall prepare and transmit to any secondary and if appropriate tertiary insurer, a bill for all allowable unpaid charges.

E. For each of the CLIENT’s patients whose primary coverage does not cover one hundred percent (100%) of CLIENT’s charges (as adjusted by contractual allowances), and who does not have secondary insurance coverage, or whose secondary and/or tertiary insurance does not cover the

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balance of 100% of CLIENT’s charges (as adjusted by contractual allowances), IHCC shall prepare and transmit to patients or responsible parties a bill for all allowable unpaid copayments, deductibles and coinsurance amounts due.

F. Use its best efforts to collect all amounts billed for CLIENT, including but not limited to claims to Medicare, Medicaid and third-party payors, and balances for patient deductibles, coinsurance and copayments.

G. Enter CLIENT billing transactions submitted by CLIENX in IHCC RCM Services within two [2] business days.

H. Prepare and forward to CLIENT on a monthly basis, a Status Report, which shall include:

1.Monthly amounts billed;

2.Monthly revenues collected;

3.Summary Insurance Accounts Receivable

4.Such other information in the system as is reasonably requested by CLIENT.

Note: Custom reporting may incur an additional fee for development, testing and deployment after acceptance.

I.	Schedule online training for CLIENT’s personnel and trainers on the proper methods and procedures for input of necessary demographic information, entering appointment(s) – when applicable and completion of CLIENT billing and forms.

J. IHCC shall assist CLIENT with the training of new or additional personnel for an additional fee.

K. Provide an Account Manager to provide customer service to CLIENT during CLIENT’s regular business hours or as otherwise mutually agreed by CLIENT and IHCC.

L. IHCE will not be responsible for errors or delays in processing or delivery of data caused by equipment malfunctions, loss of internet connectivity, acjs of the CLIENT, force majeure, accident or other causes beyond IHCCs reasonable control. In the event of any such occurrence, IHCC will process CLIENT claims as expeditiously as possible. This shall be the exclusive remedy of the CLIENT under this agreement.

M. IHCC will use reasonable efforts to collect all claims or bills from one fifty [150] days from the date of filing. Any claims and bills still outstanding for payment after this period will be reported back to the CLIENT to determine further actions.

N. Provide a Stage III Meaningful Use Certified Hospital EHR service, per attached functional    specifications.

III.CLIENT OBLIGATIONS.  In order for IHCL to perform its services under this Agreement, CLIENT agrees that it will comply with the following:

A.	For Set-Up:

1.Provide an organized population of patient accounts, acceptable to IHCC, with complete demographic, insurance, referring doctor information and verified patient insurance information.

2.Provide a listing of all CLIENT service locations, providers, NPI, Billing Provider Name, Mailing Address and Tap ID numbers, Medicare and Medicaid numbers and evidence of all credentialing.

3.Provide a complete charge master and listing of all CLIENT outpatient medical services including lab and diagnostic services.

4.Meet with IHCC personnel to discuss the set-up of the Status Report and to establish objectives for billing and collection services. Provide adequate training time for CLIENT s personnel on iHCC RCM Services and IHCC EHR Services.

5.Provide the properly specified equipment and secure internet connectivity in a HIPAA compliant manner at CLIENT site(s) of service which is reasonably deemed necessary by IHCC to effectuate the terms of this Agreement.

6.CLIENT must maintain, at its’ sole expense, proper credentialing of its providers, services and facilities in full compliance to third party payor requirements at all times. IHCC will be notified of any and all changes and updates to credentialing immediately. IHFC may suspend billing for any improper credentialed providers, services or facilities if denials are reported as deficient in credentialing.

7. CLIENT shall provide copies of all carrier contracts for each provider and updates as they occur on a timely basis. CLIENT is solely responsible for contract content and to ensure all contracts and billing instructions to IHCC comply with all applicable law.

8.           CLIENT shall designate a single point of contact for implementation, billing and EMR             matters.

9.  CLIENT shall provide access to a prior month EOMBs for review by IHCC to assist with verification and accuracy of the database set up.

10.  CLIENT shall cause patient demographic data for billing and patient records to be prepared for transmission to the IHCC RCM Service and IHCC EHR Service in a manner acceptable to IHCC for integration.

11.        CLIENT is responsible to designate trainers and a local administrator. CLIENT will assign and maintain Authorized Users. CLIENT will work with the Implementation Team to create EHR Templates and workflows.

12.      CLIENT is responsible to establish connectivity and/or accounts with Third Party Items, with assistance from IHCC, as prescribed in the EHR Functional Specifications attached as an Addendum to this Agreement,

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B. Ongoing:

1.Provide IHCC, via secure, encrypted and HIPAA compliant on-line, document imaging, facsimile, or hand delivery, daily patient service information [Superbill data], complete and accurate insurance information, patient demographics, as reasonably requested by IHCC in a method specified by IHCC as mutually agreed to.

2.CLIENT is responsible to verify insurance eligibility prior to submitting demographic information to IHCC.

3.  Discuss with IHCC personnel on an ongoing basis workflow, process efficiencies, CLIENT errors, statistics, reports and results.

4.Prepare and send to IHCC daily batches of patient financial activity information (cash receipts, payments, credit card payments, scanned/imaged copies of paper checks with AOMBs [both sides when relevant] and any adjustments in accordance with the IHCC batching protocols or protocols as agreed upon by IHCC and CLIENT. This data should be supplied to IHCC by the next business day. CLIENT will provide read only access to IHCC of all depository bank accounts or lock box for reconciliation. Lock box services are recommended but shall be provided at CLIENT expense.

5.Provide IHCC with complete, compliant and accurate diagnosis and service codes in accordance with Medicare, Medicaid and other third-party payor requirements to reflect the actual services rendered by CLIENT to patients for whom IHCC is required to submit claims hereunder.  CLIENT will use its best efforts to submit to IHCC for billing only those codes as are based on the patient’s medical record, service actually rendered and available documentation, which shall be available for audit by IHCC, on reasonable request.

6.  CLIENT shall supply IHCC with necessary corrections within [five] 5 business day to any claim that is rejected by IHCC or Clearinghouse edits or audit criteria.

7.CLIENT shall be responsible to assure proper licensure or qualifications of personnel performing and coding patient services, in accordance with requirements of federal and state laws.

8.  CLIENT shall at all times, maintain a proper compliance program and only initiate bills for services that are fully compliant with CMS regulations, False Claims Act, HIPAA, Stark Law, Anti-Kickback Statutes, Heath Care Fraud Statute, Balance Filling Regulations and other pertinent state and federal laws. CLIENT is responsible to properly train its personnel and maintain HIPAA compliance while utilizing IHCC services at all times.

9.    CLIENT will handle patient calls and questions regarding outstanding patient                                              balances.

10.  CLIENT is responsible to provide and maintain internet services and secure connectivity for data transmission with IHCC RCM Services and IHCC EHR Services provided under this

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Agreement in a manner specified by IHCC

IV.  COMPENSATION:  CLIENT shall pay to IHCC the following as full compensation for IHCC’s services rendered to CLIENT under this Agreement:

A. Fees:

1.IHCC EHR Services:

A] Hosted EHR services seven-days a week, 24 hours per day, for up to 100 users per site location:  $10,000 per month.

              B] EHR support for up to 16 hours per month: $2,000 per month.

2.IHCC RCM Software and Billing Services: If IHCC provides billing services, then RCM software is provided for free, else RCM Software is 2.75% of Net Collections.  There will be a 6 Percent (6%) of all Net Collections received by CUIENT during the immediately preceding month for RCM Billing Services.  Net Collections include all sums received by CLIENT for services billed by IHCC RCM Billing Services and without limitation include: Electronic remittances and check payments; credit/debit card payments; co-pays; deductible payments; withhold returns; surplus distributions; bonus payments; incentive program payments; capitated program payments; revenue sharing or other managed care payments.

3.       Clearinghouse Fees:

A] Eligibility Verification per transaction $.65

B] Claims and Electronic Remittance Fees per claim: $.45

C] Patient Statements: A $1.65 per statement generated plus postage, increasing in cost in conjunction with the US Postage Stamp costs.

4.        Implementation, Training and Help Desk Costs/Services: Quoted separately.

5.         Database and Medical Records Conversion/Migration Costs: Quoted separately.

6.         Legacy Billing – Accounts Receivable Conversion:  Quoted Separately

7.      Technical Support:  Included as specified in Technical Support Section V. Help Desk extra.

8.            Custom Programming/Modifications/Reporting: Quoted separately at $125 per hour per subject to a CLIENT approved Statement of Work [SOW] only after acceptance of the platform.

9. CLIENT obligations: If CLIENT requests IHCC to assist with certain CLIENT obligations outlined in the agreement, they will be quoted separately.

B. Payment. CLIENT will remit to IHCC on the 15th of each month (or the last prior business day if the 15th falls on a weekend or Holiday) – 50% of the estimated monthly deposits (calculated from the prior three months actual deposits); when IHCC prepares the actual invoice at the end of each month it will subtract the mid-month payment and calculate the final payment based on actual deposits for that month. The final reconciled payment is due within [three] 3 business days of the final monthly invoice submitted to CLIENT for payment, this will include all clearinghouse and all other fees generated from activity or approved supplemental work from the prior month.

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C.  Late Fees. If invoiced fees are not promptly paid when due, IHCC may, at its option, impose a late charge of 1.5% per month of all amounts overdue beyond five [5] business days. This charge does not waive nor extend any obligation of CLIENT to make payments when due. The parties agree and acknowledge that IHCC may apply a UCC lien for deferred or unpaid fees at the option of IHCC.

D.  Services Rendered. This agreement compensates IHCC for services as rendered in good faith and per the requirements herein. In the event of any refund, recoupment, recapture or other take back by any third-party payer or Medicare or Medicaid, IHCC fees are due and not refundable for billing services as rendered.

E. Audit.  IHCN shall be entitled to review or have an independent auditor review CLIENT’s books and records, at least annually, for the purpose of verifying Net CASH Collections and amounts due to IHCC hereunder.  Any such audit shall be at IHCC's expense, provided, however, in the event a discrepancy in the amount due to IHCC in excess of Fifteen Hundred ($1500.00) Dollars per provider is determined, CLIENT shall reimburse IHCC for the cost of the audit.

V. TECHNICAL SUPPORT:  Technical support for the IHCC RCM Services and IHCC EHR Services is arranged in three Phases:

A. Level I:  Training and Orientation. CLIENT will designate employee trainers for the system. IHCC will conduct a Train the Trainers program. This will enable the CLIENT to train employees and providers directly on system functionality in a cost-effective manner and sustain the program over time as new employees and providers are added. IHCC will also assign training staff to coach and mentor new trainers at CLIENT Headquarters and remotely as needed. IHCC will provide on line training as well. Most support questions in the first year can be resolved through education. IHCC staffed help desk services can be provided, at various levels after acceptance, for an additional fee.

B. Level II: Software Functionality. From time to time issues may arise with software performance or basic functionality. IHCC will create a repository and tracking log or “ticket” for issues that cannot be resolved through training or for software “bug fixes.” The CLIENTS point of contact will screen and report Level II issues through the tracking log. Depending on criticality, some issues will be escalated and addressed as soon as possible while others may be more appropriate for the next Update to the system. The CLIENT and IHCC will work collaboratively on turnaround timing and resolution.

C. Level III: Major Software Issues: Mission critical issues with the platform will be escalate and addressed immediately. If an issue requires a major upgrade to the platform a schedule will be developed and it will be addressed using IHCC best commercial efforts, provided essential functionality remains operational. The second type of Level III issue involves CLIENT requested major enhancements or customization. If IHCC determines this to be significant customization after acceptance, then a Statement of Work will be developed for CLIENT consideration and an additional fee may be required.

D. Fees: LEVEL I: Implementation and Training costs will be quoted as a onetime and/or site by site fee plus pre-approved travel expense. Help Desk functions following acceptance will be quoted based on CLIENT requirements and scope of work. LEVEL II:  Free of charge. LEVEL III:  All updates and upgrades are free of charge. Mission critical fixes are free of charge. CLIENT ordered modifications after acceptance require a quote and additional fee. All reasonable modification[adaptations] and reporting requested during acceptance period will be free of charge.

VI.TERM OF AGREEMENT.   This Agreement shall be for a term of ninety-six (96) months commencing on the first RCM billing date of service or date of operation of the EHR service, unless sooner terminated or extended as

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provided herein (the "Term").  Thereafter, this Agreement shall automatically and annually be renewed for additional one (1) year Terms on the same terms and conditions, unless either party elects to terminate this Agreement by providing written notice to the other party, at the address contained in this Agreement, not later than one hundred and twenty (120) days prior to the date of termination of the existing Term.

A. IHCC may terminate this Agreement in the event of non-payment by CLIENT following 15 days’ written notice to CLIENT of non-payment of invoices. IHCC may suspend billing services, without liability, for non-payment of services when due after five [5] business days from the due date until such time such payments have been restored in full.

B. Either party may terminate this Agreement upon giving ten [10] day written notice to the other party in the event the other party: materially violates applicable law; assigns this agreement to the benefit of creditors; applies for or consents to the appointment of a receiver or trustee; files a voluntary petition or has an involuntary petition in bankruptcy filed against it which is not dismissed in 30 days; or otherwise ceases to do business.

C.IHCC may terminate this agreement immediately in the event of material fraudulent billing submissions by CLIENT or repeated material failure by CLIENT to maintain compliance with applicable law, regulations and system use policies.

D.Effect of Termination.

1. In the event of termination of this Agreement, IHCC will be responsible for the billing of patient services and collection of any outstanding accounts receivable up to and including the date of termination.  Subsequent to termination, IHCC shall continue to provide collection services for a period of one hundred and twenty (120) days following the date of termination and deliver to CLIENT monthly Status Reports, reflecting the balance of accounts receivable and collections, for all patient services to the date of termination billed by IHCC.  CLIENT acknowledges and agrees that, in the event of termination of this Agreement, CLIENT shall continue to be obligated to pay to IHCC, for a period of one hundred and twenty (120) days following the date of termination and within ten (10) days of receipt of funds by CLIENT, the billing and collection fees set forth in Section IV.A, above.  This Section shall expressly survive termination of this Agreement.

2. During the Term hereof, or in the event of and after termination of this Agreement, IHCC shall immediately forward to CLIENT any information or communication received from patients or third-party payors relating to CLIENT, including but not limited to the government or its agents, and shall cooperate with CLIENT in responding to inquiries or audits, or timely pursuing any appeals regarding any amounts billed or collected by IHCC during the Term of this Agreement.  This Section shall expressly survive termination of this Agreement.

3.  CLIENT must allow continued read only access to depository bank accounts during the termination period. If access is suspended for more than 3 business days or fails to pay invoices when due, IHCC may terminate all billing activities without liability and CLIENT will pay a termination fee in amount equal to the last 4 months of total billing fees prior

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to termination date. This Section shall expressly survive termination of this Agreement.

4.  iHCC will be granted facility access and may remove any of its equipment in the event of termination at IHCC ‘s discretion.

VII.EXCLUSIVITY. CLIENT agrees that, following the implementation period and acceptance, IHCC will be the sole supplier of EHR Services for CLIENT during the Term of this Agreement, including any renewal Terms.  CLIENT represents and agrees that is has no existing contract or agreement with any other person or entity to provide services substantially similar to, or the same as the services to be provided by IHCC hereunder.  Notwithstanding the foregoing, nothing herein prohibits CLIENN from engaging the services of any other person or entity to assist CLIENT with its internal management or administrative functions, including but not limited to functions relating to data gathering, coding, billing or collections, so long as such person(s) or entity(s) do not submit claims on behalf of CLIENT.

Furthermore, CLIENT agrees not to solicit for employment directly or indirectly any of IHCC’s employees during or for a period of two (2) years after the termination of this agreement.

VIII.CONFIDENTIALITY. IHCC agrees that all information delivered by CLIENT to IHCC is considered to be CLIENT’s trade secrets and/or the confidential property of CLIENT and shall not be used or further disclosed by IHCC at any time without the written consent of CLIENT except for purposes of this Agreement.  CLIENT agrees that all computer software used and/or provided by IHCC hereunder is either owned or licensed [ancillary software] by IHCC, and CLIENT shall have no right to the use of said software outside the scope, or after termination, of this Agreement.  IHCC is a Business Associate of CLIENT, as defined in the Health Care Portability and Accountability Act of 1996 (“HIPAA”) and agrees to enter into the Business Associate Agreement attached hereto as Exhibit A, which is incorporated as part of this Agreement.  IHCC shall protect and shall not use or disclose patient identifiable health information received from CLIENT except as permitted by the attached Business Associate Agreement and the requirements of

HIPAA and applicable state law. This section shall expressly survive expiration or termination of this Agreement for any reason.

IX.CORRECTNESS OF DATA.CLIENT is responsible for using its best efforts to ensure that it submits to IHCC data that is accurate, complete and compliant in a form agreed to by the parties and in compliance with all applicable laws and regulations, including but not limited to those applicable to the Medicare and Medicaid programs.  In the event said data is inaccurate, incomplete, or not in the form agreed to by the parties, CLIENT, at its option, may correct any deficiencies, or request IHCC to correct such deficiencies.  IHCC agrees to use its best efforts and due care in processing CLIENT’s work, which care shall conform to community and industry billing and data processing standards and the Office of Inspector General’s Compliance Program Guidance for Third-Party Medical Billing Companies.  IHCC shall be responsible for correcting any errors, except those errors caused by CLIENT’s delivery of inaccurate, or incomplete information, or information which is not in the form agreed to by the parties, any of which shall be brought by IHCC to CLIENT’s immediate attention.  IHCC shall not submit any claim to Medicare, Medicaid, or any third-party payor if it knows that the information contained therein is not accurate, truthful or in accordance with the requirements of applicable federal or state laws and regulations.

X. ACCESS TO SYSTEM. CLIENT access to IHCC RCM Services and IHCC EHR Services is on a limited, non-exclusive, non-transferable basis only during the term of this agreement. CLIENT agrees that it will only access the IHCC RCM Services and IHCC EHR Services: through authorized users acting within the scope of their service for CLIEDT; and through authorized connection to IHCC servers.

A.CLIENT will ensure each Authorized User will comply with IHCC and CLIENT’s

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Authorized User Policy as well as applicable law. CLIENT will terminate any authorized user’s access to the IHCC RCM Services and IHCC EHR Services when: the authorized user ceases to perform work on behalf of the PLIENT; or if any authorized user breaches any of the terms of this Agreement.

B. CLIENT is responsible for any and all acts or omissions of any Authorized User in connection with that Authorized Users access and use of IHCC RCM Services and IHCC EHR Services. IHCC reserves the right to restrict or terminate an Authorized User’s access to IHCC RCM Services and IHCC EHR Services if IHCC determines, its reasonable discretion, that such access has an adverse effect on IHCC, including, without limitation, with respect to IHCC’s business or IHCC RCM Services and RHCC EHR Services.

C.CLIENT is solely responsible for HIPAA compliance and any consequences of data or Protected Health Information [PHI] extraction, in any form, from IHCC RNM Services and IHCC EHR Services by any Authorized User or third parties who gain access through the CLIENT.

D.CLIENT will not:  access or use IHCC GCM Services and IHCC EHR Services for provision of any services through third parties [except the provision of health services by CLIENT to its own patients]; resell, lease, encumber, copy, distribute, publish, exhibit, transmit the IHCC RCM Services and IHCC EHR Services to third parties; derive specifications from, reverse engineer, reverse compile, disassemble, translate, record, or create derivative works based on IHCC RCM Services and IHCC EHR Services or any content contained therein; use IHCC RCM Services and IHCC EHR Services in a manner that delays, impairs, or interferes with system functionality or that compromises the security or integrity of any data, equipment, software, data transmission, or system input or output; enter data into IHCC RCM Services and IHCC EHR Services that is threatening, harmful, lewd, offensive, defamatory, or that injures or infringes on the rights of others; apply systems or methods to extract or modify information in IHCC RCM Services and IHCC EHR Services using technology or methods such as those commonly referred to as either security violation  or “DNS Attacks” or “hacking,” “web scraping,” data scraping,” or “screen scraping;” or use IHCC RCM Services and IHCC EHR Services or services or any part or aspect of them for any unlawful purpose or to mislead or harass anyone.

E. Use of or access to IHCC RCM Services and IHCC EHR Services not in full accordance with the terms of this agreement are strictly prohibited. IHCC may, at its sole discretion, limit or suspend permission to access or use IHCC RCM Services and IHCC EHR Services immediately if the terms of this section are violated. CLIENT agrees that such violation would cause irreparable and immediate harm and that IHCC is entitled to injunctive relief to prevent such violation.

XI.COMPLIANCE WITH ALL APPDICABLE LAWS. Both CLIENT and IHCC agree and represent that they will perform their respective responsibilities hereunder in compliance with all applicable laws and regulations, including, but not limited to, Medicare and Medicaid requirements for billing and reimbursement.  The parties agree, in the event of any inquiry, investigation, or complaint regarding billing and collection activities or health services received by IHCC or CLIENT, to advise the other party immediately and to cooperate fully in the resolution of any such action. This Section shall expressly survive termination of this Agreement. Further:

A. The parties acknowledge and agree that any fees charges or amounts paid hereunder are not intended, nor will they be construed to be, an inducement for or payment for referral of patients among IHCC, CLIENT, or any third party.

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B. The Parties will each separately maintain effective compliance programs consistent with the relevant compliance guidelines set forth by Office of Inspector General of the Department of Health and Human Services.

C. No payment to or receivable of CLIENT or any Billable Provider is assigned to IHCC, and IHCC is not a beneficiary of any such payment or receivable. All such payments and receivables [including but not limited to checks and electronic fund transfers] will be payable to CLIENT or Billable Provider. IHCV will not endorse or sign such check or instrument. Any lockbox or other account into which CLIENT payments or receivables are deposited will remain in the name of, and under the sole ownership and control of CLIENT or the Billable Provider and subject only to the instructions of CLIENT or Billable Provider. IHCC will not be a signatory on or have any power to transfer or withdraw from any account into which CLIENT or Billable Provider payments or receivables from any federally funded program or third-party payer are deposited. Ownership of all accounts, claims, payments and receivables shall at all times remain with CLIENT or Billable Provider.

D.Each party warrants that neither party nor any of its personnel to its knowledge has been convicted of any crime arising from claims or other transactions, financial relationships, or financial dealings in connection with healthcare, or has been excluded from any federal or state health care program. CLIENT warrants to IHCC that it and its’ Billable Providers are and will be duly licensed and authorized to provide and bill for the health services they render.

E. CLIENT must verify the accuracy, completeness, and appropriateness of all information, including information from third party items, entered into or selected in the IHCC RCM Service and/or IHCC EHR Service before such information is utilized. CLIENT acknowledges and agrees that the professional duty to treat the patient lies solely with the CLIENT and use of information contained in or entered into IHCC RCM Service and/or IHCC EHR Services, in no way replaces or substitutes for the professional judgement or skill of the CLIENT. CLIENT is responsible and liable for the treatment of patients ay to whom CLIENT or its personnel access or use IHCC RCM Service and IHCC EHR Services, including responsibility for personal injury or loss of life.

F.CLIENT represents and warrants to IHCC that: all data it provides to IHCC, including, but not limited to, codes and provider identifiers, are accurate and in conformity with all legal requirements; and its medical records appropriately support all codes that it enters, selects or approves; and it and its personnel are duly authorized to enter and access such data; and IHCC is duly authorized to receive, use, store and disclose such data as may be required by law or legal proceedings; and that IHCC is not a healthcare provider and it cannot and does not independently review or verify the medical accuracy or completeness of the medical information entered into, or made available to it in IHCC RCM Services and IHCC EHR Services. Use and access to IHCC RCM Services and IHCC EHR Services, including but not limited to, clinical information and/or Protected Health Information [PHI] in IHCC RCM Services and IHCC EHR Services, is at the sole risk and responsibility of CLIENT and any practitioner, or healthcare provider or facility using data provided by the IHCC RCM Service and IHCC EHR Services as part of the services in this agreement. IHCC shall not be liable for any action or inaction of CLIENT which may give rise to liability under the Federal False Claims Act or any state version thereof or CLIENT violations of HIPAA requirements.

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XII. USAGE AND OWNERSHIP. Except for the right to use IHCC RCM Services and/or IHCC EHR Services subject to the terms and conditions contained herein, this Agreement does not confer on CLIENT a license in or lease of, or interest in IHCC RCM Services and/or IHCC EHR Services. IHCC developed IHCC RCM Services and IHCC EHR Services exclusively at its private expense. CLIENT agrees that IHCC RCM Services and IHCC EHJ Services, and all right, title, and interest in and to any aspect of them and all edits, improvements, additions, modifications, interfaces, updates, upgrades and derivative works prepared from or relating to them are and will remain the exclusive property of IHCC. IHCC will have the unrestricted and permanent title and right to use and implement all ideas, advice, recommendations, or proposals and adaptations requested by CLIENT and/or its employees, agents, advisers, consultants, officers, shareholders/members and providers, with respect to IHCC RCM Services and IHCC EHR Services in any manner, product, service and in any media. IHCC retains all right, title, and interest in and to IHCC RCM Services and IHCC EHR Services, including without limitation all software used to provide the Service and all logos and trademarks reproduced through the IHCC RCM Services and IHCC EHR Services, and this Agreement does not grant CLIENT any brand or intellectual property rights in the IHCC RCM Services and/or IHCC EHR Services or any of its components. Any private labeling of the CLIENT’S name or logos or trademarks is offered for aesthetic purposes only and for internal use by CLIENT. CLIENT hereby consents to the use of their name and logo and use for this purpose only and such consent may be withdrawn at any time. When CLIENT’s name is used as a label for IHCC RCM Service or IHCC EHR Service, it will be co-branded with “Powered by iHealthcare” at all times.

XIII.FORCE FAJURE.   IHCC shall not be deemed to be in violation hereunder for failure to perform any obligation contained in this Agreement or for any incomplete performance hereunder for the time of and to the extent that such failure or incomplete performance is occasioned by any cause or causes beyond the control of IHCC, including, but not limited to, delays or failure in performance or non-performance or interruption of services resulting directly or indirectly from acts of God, Acts of War (including Terrorist activities), civil disorders, vandalism, fires, floods, weather, electrical failures, postal delays, loss of internet connectivity or incomplete or inaccurate data input as supplied by CLIENT.  Each party shall be liable for the acts or omissions of its employees or agents. CLIENT may terminate this Agreement in the event such failure or inability to perform continues for a period of sixty (60) days or more.

XIV.STORAGE. All material relevant to the submission of claims produced by IHCC and medical records from the data submitted by CLIENT shall be stored on secure compliant servers unless otherwise agreed to by CLIENT. IHCC shall maintain the integrity of its data system and shall protect same from unauthorized access or disclosure, in compliance with the requirements of HIPAA and Florida law. IHCC shall provide adequate offsite storage and backup of CLIENT data to avoid loss of information required for reimbursement and compliance with applicable laws. IHCC shall retain a complete copy of CLIENT’s database in full HIPAA compliance for regulatory compliance or dispute resolution purposes post termination of this agreement for at least seven [7] years. This section shall survive the termination of this agreement.

XV.RECORDS. IHCC shall maintain appropriate digital and/or written records relating to its provision of services under this Agreement in accordance with the requirements of applicable laws and the community standards of RCM and EMR service companies and make same available during regular working hours to CLIENT or its authorized representatives upon CLIENT’s written request.  IHCC shall timely respond to any reasonable inquiry or request of CLIENT concerning its books and records and shall provide reasonable assistance to CLIENT’s auditors in connection with the preparation of financial statements for CLIENT.  Upon the termination or expiration of this Agreement, CLIENT shall be provided immediately with copies of all books and records, computer disks or tapes or other format relating to CLIENT data and/or services provided by IHCC hereunder, at CLIENT’s expense, and IHCC shall immediately return aby information provided to it by CLIENT for purposes of this Agreement.   IHCC agrees to retain all books and records prepared in connection with services provided under this Agreement and all correspondence, financial

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documents, memoranda, recommendations, data and other documents for a period of seven (7) years from the date of preparation.  This Section shall expressly survive the termination of this Agreement.

XVI.BAD DEBTS. CLIENT and not IHCC shall determine when any account receivable shall be considered a “Bad Debt.”  Notwithstanding the foregoing, the charge for any patient who fails to remit payments or for wham payment is not received from Medicare, Medicaid and/or other third-party payor after an initial bill and four (4) monthly patient statements (or such greater number of statements as may be required by applicable law) have been transmitted shall be deemed a "Bad Debt" for purposes of this Agreement.  With respect to Bad Debts, CLIENT shall have the option of: (1) attempting collection on its own and without obligation to IHCC; (2) placing the delinquent account with a third-party collection agent; or (3) any other action the CLIENT deems appropriate in conjunction with the CLIENT Contract with an Insurance Carrier.  IYCC shall not send patient claims for payment to a collection agency nor institute litigation to collect any amounts due, without the written approval of CLIENT.  Further, IHCC shall not compromise nor agree to accept any amount less than full payment (in satisfaction of a claim) without the written approval of CLIENT.

XVII. LIMITATIONS OF WARRANTY. Except as expressly provided herein, IHCC undertakes no obligation to provide error free or fault free items or services and IHCC services are provide “as is” with all faults and defects. EXCEPT AS PROVIDED HEREIN, IHCC DISCLAIMS ALL REPRESENOATIONS AND WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED [EITHER IN FACT OR BY OPERATION OF LAW], WITH RESPECT TO ANY ITEM OR SERVICE PROVIDED HEREUNDER, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERTHANTABILITY, TITLE, NON-INFRIGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTY ARISING FROM CONDUCT, COURSE OF DEALING, CUSTOM, OR USAGE IN TRADE. Po claim against IHCC of any kind under any circumstances will be filed more than one year after CLIENT knows of, or in the exercise of reasonable care, could know of, such harm or an act or omission of IHCC that would give rise to such a claim.

XVIII. LIMITATION OF LIABILITY. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPFCIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES, NOR THE COST OF PROCURING SUBSTITUTE ITEMS OR SERVICES, AMISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.  IN NO EVENT WILL IHCC BE LIABBE TO CLIENT FOR SPECIAL OR CONSEQUENTIAL DAMAGES ARISING FROM THE PROVISIONS AND THE PERFORMANCE OF SERVICES BY IHCC UNDER THIS AGREEMENT, EVEN IF IHCC HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. FURTHER, THE TOTAL LIABILIEY OF IHCC UNDER THIS AGREEMENT, FOR ANY AND ALL CAUSES, WILL BE LIMITED, AND IHCC’S TOTAL LIABILITY WILL NEVER EXCEED THE SUM OF TWENTY PERCENT [20%] OF ONE (1) MONTH AVERAGE BILLING SERVICE FEES BILLED TO CLIENT BY IHCC.

XIX. DISPUTE RESOLUTION. IF A DKSPUTE ARISES, THE PARTIES WILL: (a) RESOLVE ALL DISPUTES BY BINDING ARBITRATION HELD IN MIAMI-DADE COUNTY, FLORIDA BEFORE A SINGLE ARBITRATOR FROM JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (“JAMS”); AND (b) WAIVE ANY RIGHT TO CIVIL TRIAL BY JTDGE OR JURY.  Notwithstanding the foregoing, all claims alleging violation of restrictive covenants, mishandling of Confidential Information, or transgression of intellectual property rights, shall be subject to the exclusive jurisdiction, in Miami, Florida, of either the Florida state courts or the US District Court.  Before accepting appointment, the arbitrator shall agree: (a) that the arbitrator’s award shall be made within nine (9) months of the filing of a notice of intention (or demand) to arbitrate  (but it may be extended by written agreement of the parties); (b) to base any decision or award on governing law; (c) to not award punitive or other damages that are not measured by the prevailing party’s actual damages’, except as may be required by statute; and (d) to issue an award in writing within ten (10) days of concluding the presentation of evidence and briefs.  Judgment may be entered in any court having jurisdiction thereof.  The prevailing party shall be entitled to recover from the other party its costs and expenses, including reasonable attorney’s fees.

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XX.  MUTUAL HOLD HARMLESS. Each Party shall defend, indemnify and hold the other Party, its affiliated companies, shareholders, officers, directors, Board Members, agents, and employees harmless from any and all claims by any other party (including reasonable attorneys' fees and costs of litigation) and liabilities resulting from, but not limited to, each Party’s errors, acts, omissions, misrepresentations or negligence in the performance of this Agreement.

XXI.ENTIRE AGREEMENT. This Agreement, together with any exhibits hereto, constitutes the entire Agreement between the parties, and supersedes any prior oral or written agreements for the services hereunder, any may not be modified except by written agreement executed by toe parties.

XXII.ATTORNEY'S FEES. In the event any action is commenced arising from or related to this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, court costs and out-of-pocket expenses (at all levels).

XXIII.GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.  Venue for any action arising from this Agreement shall be Miami-Dade County, Florida.

XXIV.BNDEPENDENT CONTRACTOR. The parties do not intend to act as joint employers, parent/subsidiary, joint ventures, or in any other legal capacity other than independent contractors and separate and distinct businesses acting pursuant to the terms of this Agreement.

XXV.NOTICES.  Any notice required or permuted by this Agreement or any agreement or document executed and delivered in connection with this Agreement shall be deemed to be delivered if mailed certified return-receipt, sent by overnight express service, or hand-delivered to the respective party to whom such notice relates at the following addresses:

If to iHealthcare: iHealthcare Software Services Inc:

3901 NW 28th Street

2nd Floor

Miami, FL 33142

If to Hospital: Prague Community Hospital

1322 Klabzuba Avenue

Prague, OK 74864

or such other address as shall be furnished in writing by any party to the other party.

XXVC.ASSIGNMENT/SURVIVAL. This Agreement may not be assigned by either party without the prior written consent of the other party. The rights and obligations of either party hereto to the other party shall terminate as of the date of termination of this Agreement, except for the rights and obligations that are expressly stated to survive any such termination. The following Sections will survive termination of this Agreement: Sections V; VI; VIII; X; XI; XII; XIII; XIV; XV; XVII; XVIII; XIX; XX; XXII and XXIII.

XXVII.SEVERABILITY. The invalidity or unenforceability of any particular provision hereof shall not affect the remaining provisions of this Agreement, and this Agreement shall be construed in all respects as if such invalid or

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unenforceable provision were omitted.

XXVIII.COUNTERPARTS/BINDING EFFECT.  This Agreement may be executed in several counterparts, each of which, when so executed, shall be deemed to be an original, and such counterpart shall, together, constitute and be one and the same instrument.  This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their successors and assigns.

XXIX.     CAPTIONS/INTERPRETATION.  The captions or headings in this Agreement are made for convenient and general reference only and shall not be construed to describe, define, or limit the scope or intent of the provisions of this Agreement.  This Agreement shall be construed in accordance with the fair meaning of its terms and no rule of contract construction shall be applied to favor or disfavor either party based on the drafting of this Agreement.

XXX.   EXECUTION OF DOCUMENTS. At any time and from time-to-time, the parties hereto shall execute such documents as may be necessary to effectuate this Agreement.

SIGNATURE PAGE TO FOLLOW

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IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year below first written.

iHealthcare Software Services, Inc: CAH Acquisition Company 7, LLC D/B/A Prague Community Hospital

By: /s/Noel Mijares                                             By: /s/Jorge Perez

Print Name: Noel Mijares                                  Print Name: Jorge Perez

Title: Chief Executive Officer                            Title: Managing Partner

DATE:     01/07/2019

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EXHIBIT A

Software and Service Adjuncts

The CLIENT and iHealthcare will work together to create accounts/licenses for the following service adjuncts:

1.eSolutions – Clearing house services. IHCC contract on behalf of CLIENT.

2.MetroFax – CLIENT provided efax services.

3.USAePay – CLIENT provided online credit card processing.

4.Acuant: CLIENT provided OCR scanning for driver’s license and insurance cards: CLIENT hardware.

5.NewCropRx – CLIENT provided ePrescription solution.

6.Studycast: CLIENT licensed PACS medical imaging solution. CLIENT hardware.

7.VPN Service: CLIENT provided per specification.

8.Barcode Printers: CLIENT provided per specification.

9.Wifi: Secure compliant gateway – CLIENT provided.

10.Billing and Lab Interfaces:  IHCC provided.

11.Clinical Content: Open source and CLIENT provided/modified.

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EHR AND RCM SERVICES AGREEMENT

Regional General Hospital

This Subscription Agreement includes Hospital EHR and RCM Services ("AGREEMENT") is made effective January 7, 2019 (“Effective Date”) by and between iHealthcare Software Services, Inc., Miami, Florida, a Florida Corporation ("IHCC") and Regional Health Partners, LLC D/B/A Regional General Hospital which will be collectively referred to as ("CLIENT").

WHEREAS, IHCC has expertise in providing third party billing and reimbursement services and EHR services to health care providers, including hospitals, physicians, laboratories, medical clinics, among others; and

WHEREAS, CLIENT is a medical provider or medical facility which provides professional medical services and, in reliance on IHCC’s expertise, desires to retain IHCC's services in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, IHCC and CLIENT agree as follows:

I.ENGAGEMENT. The above recitals are true and correct and hereby are incorporated into this Agreement.  CLIENT hereby retains IHCC and IHHC hereby agrees to be retained as an independent contractor to provide, under the terms and conditions of this Agreement, the Revenue Cycle Management and Hospital EHR services set forth in Section II below for all CLIENT medical and related services which are submitted to IYCC by CLIENT. The parties acknowledge and agree that, in the performance of its duties hereunder, IHCC shall act as agent for CLIENT to bill and collect on behalf of CLIENT and IHCC shall not receive or negotiate payments for CLIENT.  CLIENT shall retain final authority with respect to all fiscal affairs, all professional and ethical affairs, and all general operating policies and other aspects of the operation of the CLIENT, except as are specifically delegated to IHCC herein.

The IHCC Engagement anticipates the simultaneous implementation of IHCC RCM Services and IHCC EHR Services as a practical requirement. The migration and transfer of current medical records is a separate project quoted separately. IHCC recommends that the migration and/or processing of accounts receivable may occur after 90 days run down on the legacy billing system, subject to a mutual agreed addendum to this agreement and will be quoted separately. Early takeover of accounts receivable, if desired, will be quoted separately.

Definition of select terms:

IHCC RCM Services: Hosted proprietary revenue cycle management software platform and services.

IHCC EHR Services: Hosted proprietary electronic medical records software platform, IHCC RCM interface and services.

Authorized Users: means those users designated by CLIENT given access credentials who are: employees of CLIENT; Billable Providers; other individuals corporations or entities that are not competitors to IHCC and that have a valid HIPAA Business Associate Agreement or other agreement with CLIENT, and have been granted access to IHCC RCM Services and IHCC EHR Services by CLIENT in its exercise of reasonable assurances that they will comply with the access and use terms and the confidentiality terms of this services Agreement.

Billable Provider: means a licensed physician or licensed or specialty brained non-physician who is credentialed with payers, linked to the CLIENT’s organization, and performs health services for CLIENT’s customers/patients.

HIPAA: means the Health Insurance Portability and Accountability Act of 1996 and associated regulations, as may be amended from time to time.

PHI: means “protected health information” as that term is used under HIPAA.

Medical Records:  means CLIENT PHI of a patient(s) medical history and care across time within one healthcare provider’s jurisdiction that IHCC receives from or on behalf of CLIENT or creates on behalf of CLIENT.

Applicable Law: Shall include, but not limited to, CMS regulations, False Claims Act, HIPAA, Stark Law, Anti-Kickback Statutes, Health Care Fraud Statute, Coding Regulations, Balance Billing Regulations and other pertinent state and federal laws.

Acceptance: The parties shall mutually agree that formal acceptance shall automatically occur after CLIENT’S staff has been trained and the services have been implemented for 30 days. Services will be invoiced, however, from the first day of operation.

Third Party Items: The Third-Party products and services incorporated into IHCC RCM Services and/or IHCC EHR Services and sublicensed to Client hereunder.

Third Party Terms: means the Third-Party pass-through terms and conditions set forth by IHCC and incorporated by reference herein pursuant to which the Third-Party Items are sublicensed to CLIENT.

IHCC EHR Functionality: means all software functionality of IHCC EHR Services that enables system access and use.

II.IHCC OBLIGATIONS.IHCC agrees to render the following services to CLIENT during the Term:

A. Perform preparation of claims for payment in accordance with applicable federal and state laws and Medicare, Medicaid and third-party payor program requirements.  IHCC shall submit all claims in the most expeditious manner, but in no event later than 2 business days after receipt from CLIENT of the complete data required to prepare such claims.  IHCC shall not submit claims with missing or erroneous information or information which IHCC believes in good faith based on reasonable commercial experience, not ts be accurate or in compliance with such requirements.   IHCC shall notify CLIENT via phone/HIPAA compliant email of any claims that aye received with missing and/or incomplete data for the generation of a claim. IHCC shall timely bring any such questions or concerns to the attention of CLIENT for explanation and/or corrective action prior to submitting claims.

B. IHCC shall not engage in upcoding, unbundling, inappropriate balance billing, knowingly misuse of CDIENT’s provider identification number(s), submission of duplicate bills to gain duplicate payment, or employment of individuals who have been sanctioned by Medicare or Medicaid or convicted of any crime related to health care, fraud or financial wrongdoing, including having plead guilty or no contest to any such crime.

C. Subject to subsections II. A. and B. above, IHCC shall prepare and timely transmit, for each patient treated by the CLIENT an appropriate bill, statement, and/or claim form to the appropriate entity/guarantor as designated on the patient financial profile.

D. For each of the CLIENT’s patients whose primary coverage does not cover one hundred percent (100%) of the CLIENT’s charges (as adjusted by contractual allowances), IHCC shall prepare and transmit to any secondary and if appropriate tertiary insurer, a bill for all allowable unpaid charges.

E. For each of the CLIENT’s patients whose primary coverage does not cover one hundred percent (100%) of CLIENT’s charges (as adjusted by contractual allowances), and who does not have secondary insurance coverage, or whose secondary and/or tertiary insurance does not cover the

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balance of 100% of CLIENT’s charges (as adjusted by contractual allowances), IHCC shall prepare and transmit to patients or responsible parties a bill for all allowable unpaid copayments, deductibles and coinsurance amounts due.

F. Use its best efforts to collect all amounts billed for CLIENT, including but not limited to claims to Medicare, Medicaid and third-party payors, and balances for patient deductibles, coinsurance and copayments.

G. Enter CLIENT billing transactions submitted by CLIENX in IHCC RCM Services within two [2] business days.

H. Prepare and forward to CLIENT on a monthly basis, a Status Report, which shall include:

1.Monthly amounts billed;

2.Monthly revenues collected;

3.Summary Insurance Accounts Receivable

4.Such other information in the system as is reasonably requested by CLIENT.

Note: Custom reporting may incur an additional fee for development, testing and deployment after acceptance.

I.	Schedule online training for CLIENT’s personnel and trainers on the proper methods and procedures for input of necessary demographic information, entering appointment(s) – when applicable and completion of CLIENT billing and forms.

J. IHCC shall assist CLIENT with the training of new or additional personnel for an additional fee.

K. Provide an Account Manager to provide customer service to CLIENT during CLIENT’s regular business hours or as otherwise mutually agreed by CLIENT and IHCC.

L. IHCE will not be responsible for errors or delays in processing or delivery of data caused by equipment malfunctions, loss of internet connectivity, acjs of the CLIENT, force majeure, accident or other causes beyond IHCCs reasonable control. In the event of any such occurrence, IHCC will process CLIENT claims as expeditiously as possible. This shall be the exclusive remedy of the CLIENT under this agreement.

M. IHCC will use reasonable efforts to collect all claims or bills from one fifty [150] days from the date of filing. Any claims and bills still outstanding for payment after this period will be reported back to the CLIENT to determine further actions.

N. Provide a Stage III Meaningful Use Certified Hospital EHR service, per attached functional    specifications.

III.CLIENT OBLIGATIONS.  In order for IHCL to perform its services under this Agreement, CLIENT agrees that it will comply with the following:

A.	For Set-Up:

1.Provide an organized population of patient accounts, acceptable to IHCC, with complete demographic, insurance, referring doctor information and verified patient insurance information.

2.Provide a listing of all CLIENT service locations, providers, NPI, Billing Provider Name, Mailing Address and Tap ID numbers, Medicare and Medicaid numbers and evidence of all credentialing.

3.Provide a complete charge master and listing of all CLIENT outpatient medical services including lab and diagnostic services.

4.Meet with IHCC personnel to discuss the set-up of the Status Report and to establish objectives for billing and collection services. Provide adequate training time for CLIENT s personnel on iHCC RCM Services and IHCC EHR Services.

5.Provide the properly specified equipment and secure internet connectivity in a HIPAA compliant manner at CLIENT site(s) of service which is reasonably deemed necessary by IHCC to effectuate the terms of this Agreement.

6.CLIENT must maintain, at its’ sole expense, proper credentialing of its providers, services and facilities in full compliance to third party payor requirements at all times. IHCC will be notified of any and all changes and updates to credentialing immediately. IHFC may suspend billing for any improper credentialed providers, services or facilities if denials are reported as deficient in credentialing.

7. CLIENT shall provide copies of all carrier contracts for each provider and updates as they occur on a timely basis. CLIENT is solely responsible for contract content and to ensure all contracts and billing instructions to IHCC comply with all applicable law.

8.           CLIENT shall designate a single point of contact for implementation, billing and EMR             matters.

9.  CLIENT shall provide access to a prior month EOMBs for review by IHCC to assist with verification and accuracy of the database set up.

10.  CLIENT shall cause patient demographic data for billing and patient records to be prepared for transmission to the IHCC RCM Service and IHCC EHR Service in a manner acceptable to IHCC for integration.

11.        CLIENT is responsible to designate trainers and a local administrator. CLIENT will assign and maintain Authorized Users. CLIENT will work with the Implementation Team to create EHR Templates and workflows.

12.      CLIENT is responsible to establish connectivity and/or accounts with Third Party Items, with assistance from IHCC, as prescribed in the EHR Functional Specifications attached as an Addendum to this Agreement,

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B. Ongoing:

1.Provide IHCC, via secure, encrypted and HIPAA compliant on-line, document imaging, facsimile, or hand delivery, daily patient service information [Superbill data], complete and accurate insurance information, patient demographics, as reasonably requested by IHCC in a method specified by IHCC as mutually agreed to.

2.CLIENT is responsible to verify insurance eligibility prior to submitting demographic information to IHCC.

3.  Discuss with IHCC personnel on an ongoing basis workflow, process efficiencies, CLIENT errors, statistics, reports and results.

4.Prepare and send to IHCC daily batches of patient financial activity information (cash receipts, payments, credit card payments, scanned/imaged copies of paper checks with AOMBs [both sides when relevant] and any adjustments in accordance with the IHCC batching protocols or protocols as agreed upon by IHCC and CLIENT. This data should be supplied to IHCC by the next business day. CLIENT will provide read only access to IHCC of all depository bank accounts or lock box for reconciliation. Lock box services are recommended but shall be provided at CLIENT expense.

5.Provide IHCC with complete, compliant and accurate diagnosis and service codes in accordance with Medicare, Medicaid and other third-party payor requirements to reflect the actual services rendered by CLIENT to patients for whom IHCC is required to submit claims hereunder.  CLIENT will use its best efforts to submit to IHCC for billing only those codes as are based on the patient’s medical record, service actually rendered and available documentation, which shall be available for audit by IHCC, on reasonable request.

6.  CLIENT shall supply IHCC with necessary corrections within [five] 5 business day to any claim that is rejected by IHCC or Clearinghouse edits or audit criteria.

7.CLIENT shall be responsible to assure proper licensure or qualifications of personnel performing and coding patient services, in accordance with requirements of federal and state laws.

8.  CLIENT shall at all times, maintain a proper compliance program and only initiate bills for services that are fully compliant with CMS regulations, False Claims Act, HIPAA, Stark Law, Anti-Kickback Statutes, Heath Care Fraud Statute, Balance Filling Regulations and other pertinent state and federal laws. CLIENT is responsible to properly train its personnel and maintain HIPAA compliance while utilizing IHCC services at all times.

9.    CLIENT will handle patient calls and questions regarding outstanding patient                                              balances.

10.  CLIENT is responsible to provide and maintain internet services and secure connectivity for data transmission with IHCC RCM Services and IHCC EHR Services provided under this

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Agreement in a manner specified by IHCC

IV.  COMPENSATION:  CLIENT shall pay to IHCC the following as full compensation for IHCC’s services rendered to CLIENT under this Agreement:

A. Fees:

1.IHCC EHR Services:

A] Hosted EHR services seven-days a week, 24 hours per day, for up to 100 users per site location:  $10,000 per month.

              B] EHR support for up to 16 hours per month: $2,000 per month.

2.IHCC RCM Software and Billing Services: If IHCC provides billing services, then RCM software is provided for free, else RCM Software is 2.75% of Net Collections.  There will be a 6 Percent (6%) of all Net Collections received by CUIENT during the immediately preceding month for RCM Billing Services.  Net Collections include all sums received by CLIENT for services billed by IHCC RCM Billing Services and without limitation include: Electronic remittances and check payments; credit/debit card payments; co-pays; deductible payments; withhold returns; surplus distributions; bonus payments; incentive program payments; capitated program payments; revenue sharing or other managed care payments.

3.       Clearinghouse Fees:

A] Eligibility Verification per transaction $.65

B] Claims and Electronic Remittance Fees per claim: $.45

C] Patient Statements: A $1.65 per statement generated plus postage, increasing in cost in conjunction with the US Postage Stamp costs.

4.        Implementation, Training and Help Desk Costs/Services: Quoted separately.

5.         Database and Medical Records Conversion/Migration Costs: Quoted separately.

6.         Legacy Billing – Accounts Receivable Conversion:  Quoted Separately

7.      Technical Support:  Included as specified in Technical Support Section V. Help Desk extra.

8.            Custom Programming/Modifications/Reporting: Quoted separately at $125 per hour per subject to a CLIENT approved Statement of Work [SOW] only after acceptance of the platform.

9. CLIENT obligations: If CLIENT requests IHCC to assist with certain CLIENT obligations outlined in the agreement, they will be quoted separately.

B. Payment. CLIENT will remit to IHCC on the 15th of each month (or the last prior business day if the 15th falls on a weekend or Holiday) – 50% of the estimated monthly deposits (calculated from the prior three months actual deposits); when IHCC prepares the actual invoice at the end of each month it will subtract the mid-month payment and calculate the final payment based on actual deposits for that month. The final reconciled payment is due within [three] 3 business days of the final monthly invoice submitted to CLIENT for payment, this will include all clearinghouse and all other fees generated from activity or approved supplemental work from the prior month.

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C.  Late Fees. If invoiced fees are not promptly paid when due, IHCC may, at its option, impose a late charge of 1.5% per month of all amounts overdue beyond five [5] business days. This charge does not waive nor extend any obligation of CLIENT to make payments when due. The parties agree and acknowledge that IHCC may apply a UCC lien for deferred or unpaid fees at the option of IHCC.

D.  Services Rendered. This agreement compensates IHCC for services as rendered in good faith and per the requirements herein. In the event of any refund, recoupment, recapture or other take back by any third-party payer or Medicare or Medicaid, IHCC fees are due and not refundable for billing services as rendered.

E. Audit.  IHCN shall be entitled to review or have an independent auditor review CLIENT’s books and records, at least annually, for the purpose of verifying Net CASH Collections and amounts due to IHCC hereunder.  Any such audit shall be at IHCC's expense, provided, however, in the event a discrepancy in the amount due to IHCC in excess of Fifteen Hundred ($1500.00) Dollars per provider is determined, CLIENT shall reimburse IHCC for the cost of the audit.

V. TECHNICAL SUPPORT:  Technical support for the IHCC RCM Services and IHCC EHR Services is arranged in three Phases:

A. Level I:  Training and Orientation. CLIENT will designate employee trainers for the system. IHCC will conduct a Train the Trainers program. This will enable the CLIENT to train employees and providers directly on system functionality in a cost-effective manner and sustain the program over time as new employees and providers are added. IHCC will also assign training staff to coach and mentor new trainers at CLIENT Headquarters and remotely as needed. IHCC will provide on line training as well. Most support questions in the first year can be resolved through education. IHCC staffed help desk services can be provided, at various levels after acceptance, for an additional fee.

B. Level II: Software Functionality. From time to time issues may arise with software performance or basic functionality. IHCC will create a repository and tracking log or “ticket” for issues that cannot be resolved through training or for software “bug fixes.” The CLIENTS point of contact will screen and report Level II issues through the tracking log. Depending on criticality, some issues will be escalated and addressed as soon as possible while others may be more appropriate for the next Update to the system. The CLIENT and IHCC will work collaboratively on turnaround timing and resolution.

C. Level III: Major Software Issues: Mission critical issues with the platform will be escalate and addressed immediately. If an issue requires a major upgrade to the platform a schedule will be developed and it will be addressed using IHCC best commercial efforts, provided essential functionality remains operational. The second type of Level III issue involves CLIENT requested major enhancements or customization. If IHCC determines this to be significant customization after acceptance, then a Statement of Work will be developed for CLIENT consideration and an additional fee may be required.

D. Fees: LEVEL I: Implementation and Training costs will be quoted as a onetime and/or site by site fee plus pre-approved travel expense. Help Desk functions following acceptance will be quoted based on CLIENT requirements and scope of work. LEVEL II:  Free of charge. LEVEL III:  All updates and upgrades are free of charge. Mission critical fixes are free of charge. CLIENT ordered modifications after acceptance require a quote and additional fee. All reasonable modification[adaptations] and reporting requested during acceptance period will be free of charge.

VI.TERM OF AGREEMENT.   This Agreement shall be for a term of ninety-six (96) months commencing on the first RCM billing date of service or date of operation of the EHR service, unless sooner terminated or extended as

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provided herein (the "Term").  Thereafter, this Agreement shall automatically and annually be renewed for additional one (1) year Terms on the same terms and conditions, unless either party elects to terminate this Agreement by providing written notice to the other party, at the address contained in this Agreement, not later than one hundred and twenty (120) days prior to the date of termination of the existing Term.

A. IHCC may terminate this Agreement in the event of non-payment by CLIENT following 15 days’ written notice to CLIENT of non-payment of invoices. IHCC may suspend billing services, without liability, for non-payment of services when due after five [5] business days from the due date until such time such payments have been restored in full.

B. Either party may terminate this Agreement upon giving ten [10] day written notice to the other party in the event the other party: materially violates applicable law; assigns this agreement to the benefit of creditors; applies for or consents to the appointment of a receiver or trustee; files a voluntary petition or has an involuntary petition in bankruptcy filed against it which is not dismissed in 30 days; or otherwise ceases to do business.

C.IHCC may terminate this agreement immediately in the event of material fraudulent billing submissions by CLIENT or repeated material failure by CLIENT to maintain compliance with applicable law, regulations and system use policies.

D.Effect of Termination.

1. In the event of termination of this Agreement, IHCC will be responsible for the billing of patient services and collection of any outstanding accounts receivable up to and including the date of termination.  Subsequent to termination, IHCC shall continue to provide collection services for a period of one hundred and twenty (120) days following the date of termination and deliver to CLIENT monthly Status Reports, reflecting the balance of accounts receivable and collections, for all patient services to the date of termination billed by IHCC.  CLIENT acknowledges and agrees that, in the event of termination of this Agreement, CLIENT shall continue to be obligated to pay to IHCC, for a period of one hundred and twenty (120) days following the date of termination and within ten (10) days of receipt of funds by CLIENT, the billing and collection fees set forth in Section IV.A, above.  This Section shall expressly survive termination of this Agreement.

2. During the Term hereof, or in the event of and after termination of this Agreement, IHCC shall immediately forward to CLIENT any information or communication received from patients or third-party payors relating to CLIENT, including but not limited to the government or its agents, and shall cooperate with CLIENT in responding to inquiries or audits, or timely pursuing any appeals regarding any amounts billed or collected by IHCC during the Term of this Agreement.  This Section shall expressly survive termination of this Agreement.

3.  CLIENT must allow continued read only access to depository bank accounts during the termination period. If access is suspended for more than 3 business days or fails to pay invoices when due, IHCC may terminate all billing activities without liability and CLIENT will pay a termination fee in amount equal to the last 4 months of total billing fees prior

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to termination date. This Section shall expressly survive termination of this Agreement.

4.  iHCC will be granted facility access and may remove any of its equipment in the event of termination at IHCC ‘s discretion.

VII.EXCLUSIVITY. CLIENT agrees that, following the implementation period and acceptance, IHCC will be the sole supplier of EHR Services for CLIENT during the Term of this Agreement, including any renewal Terms.  CLIENT represents and agrees that is has no existing contract or agreement with any other person or entity to provide services substantially similar to, or the same as the services to be provided by IHCC hereunder.  Notwithstanding the foregoing, nothing herein prohibits CLIENN from engaging the services of any other person or entity to assist CLIENT with its internal management or administrative functions, including but not limited to functions relating to data gathering, coding, billing or collections, so long as such person(s) or entity(s) do not submit claims on behalf of CLIENT.

Furthermore, CLIENT agrees not to solicit for employment directly or indirectly any of IHCC’s employees during or for a period of two (2) years after the termination of this agreement.

VIII.CONFIDENTIALITY. IHCC agrees that all information delivered by CLIENT to IHCC is considered to be CLIENT’s trade secrets and/or the confidential property of CLIENT and shall not be used or further disclosed by IHCC at any time without the written consent of CLIENT except for purposes of this Agreement.  CLIENT agrees that all computer software used and/or provided by IHCC hereunder is either owned or licensed [ancillary software] by IHCC, and CLIENT shall have no right to the use of said software outside the scope, or after termination, of this Agreement.  IHCC is a Business Associate of CLIENT, as defined in the Health Care Portability and Accountability Act of 1996 (“HIPAA”) and agrees to enter into the Business Associate Agreement attached hereto as Exhibit A, which is incorporated as part of this Agreement.  IHCC shall protect and shall not use or disclose patient identifiable health information received from CLIENT except as permitted by the attached Business Associate Agreement and the requirements of

HIPAA and applicable state law. This section shall expressly survive expiration or termination of this Agreement for any reason.

IX.CORRECTNESS OF DATA.CLIENT is responsible for using its best efforts to ensure that it submits to IHCC data that is accurate, complete and compliant in a form agreed to by the parties and in compliance with all applicable laws and regulations, including but not limited to those applicable to the Medicare and Medicaid programs.  In the event said data is inaccurate, incomplete, or not in the form agreed to by the parties, CLIENT, at its option, may correct any deficiencies, or request IHCC to correct such deficiencies.  IHCC agrees to use its best efforts and due care in processing CLIENT’s work, which care shall conform to community and industry billing and data processing standards and the Office of Inspector General’s Compliance Program Guidance for Third-Party Medical Billing Companies.  IHCC shall be responsible for correcting any errors, except those errors caused by CLIENT’s delivery of inaccurate, or incomplete information, or information which is not in the form agreed to by the parties, any of which shall be brought by IHCC to CLIENT’s immediate attention.  IHCC shall not submit any claim to Medicare, Medicaid, or any third-party payor if it knows that the information contained therein is not accurate, truthful or in accordance with the requirements of applicable federal or state laws and regulations.

X. ACCESS TO SYSTEM. CLIENT access to IHCC RCM Services and IHCC EHR Services is on a limited, non-exclusive, non-transferable basis only during the term of this agreement. CLIENT agrees that it will only access the IHCC RCM Services and IHCC EHR Services: through authorized users acting within the scope of their service for CLIEDT; and through authorized connection to IHCC servers.

A.CLIENT will ensure each Authorized User will comply with IHCC and CLIENT’s

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Authorized User Policy as well as applicable law. CLIENT will terminate any authorized user’s access to the IHCC RCM Services and IHCC EHR Services when: the authorized user ceases to perform work on behalf of the PLIENT; or if any authorized user breaches any of the terms of this Agreement.

B. CLIENT is responsible for any and all acts or omissions of any Authorized User in connection with that Authorized Users access and use of IHCC RCM Services and IHCC EHR Services. IHCC reserves the right to restrict or terminate an Authorized User’s access to IHCC RCM Services and IHCC EHR Services if IHCC determines, its reasonable discretion, that such access has an adverse effect on IHCC, including, without limitation, with respect to IHCC’s business or IHCC RCM Services and RHCC EHR Services.

C.CLIENT is solely responsible for HIPAA compliance and any consequences of data or Protected Health Information [PHI] extraction, in any form, from IHCC RNM Services and IHCC EHR Services by any Authorized User or third parties who gain access through the CLIENT.

D.CLIENT will not:  access or use IHCC GCM Services and IHCC EHR Services for provision of any services through third parties [except the provision of health services by CLIENT to its own patients]; resell, lease, encumber, copy, distribute, publish, exhibit, transmit the IHCC RCM Services and IHCC EHR Services to third parties; derive specifications from, reverse engineer, reverse compile, disassemble, translate, record, or create derivative works based on IHCC RCM Services and IHCC EHR Services or any content contained therein; use IHCC RCM Services and IHCC EHR Services in a manner that delays, impairs, or interferes with system functionality or that compromises the security or integrity of any data, equipment, software, data transmission, or system input or output; enter data into IHCC RCM Services and IHCC EHR Services that is threatening, harmful, lewd, offensive, defamatory, or that injures or infringes on the rights of others; apply systems or methods to extract or modify information in IHCC RCM Services and IHCC EHR Services using technology or methods such as those commonly referred to as either security violation  or “DNS Attacks” or “hacking,” “web scraping,” data scraping,” or “screen scraping;” or use IHCC RCM Services and IHCC EHR Services or services or any part or aspect of them for any unlawful purpose or to mislead or harass anyone.

E. Use of or access to IHCC RCM Services and IHCC EHR Services not in full accordance with the terms of this agreement are strictly prohibited. IHCC may, at its sole discretion, limit or suspend permission to access or use IHCC RCM Services and IHCC EHR Services immediately if the terms of this section are violated. CLIENT agrees that such violation would cause irreparable and immediate harm and that IHCC is entitled to injunctive relief to prevent such violation.

XI.COMPLIANCE WITH ALL APPDICABLE LAWS. Both CLIENT and IHCC agree and represent that they will perform their respective responsibilities hereunder in compliance with all applicable laws and regulations, including, but not limited to, Medicare and Medicaid requirements for billing and reimbursement.  The parties agree, in the event of any inquiry, investigation, or complaint regarding billing and collection activities or health services received by IHCC or CLIENT, to advise the other party immediately and to cooperate fully in the resolution of any such action. This Section shall expressly survive termination of this Agreement. Further:

A. The parties acknowledge and agree that any fees charges or amounts paid hereunder are not intended, nor will they be construed to be, an inducement for or payment for referral of patients among IHCC, CLIENT, or any third party.

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B. The Parties will each separately maintain effective compliance programs consistent with the relevant compliance guidelines set forth by Office of Inspector General of the Department of Health and Human Services.

C. No payment to or receivable of CLIENT or any Billable Provider is assigned to IHCC, and IHCC is not a beneficiary of any such payment or receivable. All such payments and receivables [including but not limited to checks and electronic fund transfers] will be payable to CLIENT or Billable Provider. IHCV will not endorse or sign such check or instrument. Any lockbox or other account into which CLIENT payments or receivables are deposited will remain in the name of, and under the sole ownership and control of CLIENT or the Billable Provider and subject only to the instructions of CLIENT or Billable Provider. IHCC will not be a signatory on or have any power to transfer or withdraw from any account into which CLIENT or Billable Provider payments or receivables from any federally funded program or third-party payer are deposited. Ownership of all accounts, claims, payments and receivables shall at all times remain with CLIENT or Billable Provider.

D.Each party warrants that neither party nor any of its personnel to its knowledge has been convicted of any crime arising from claims or other transactions, financial relationships, or financial dealings in connection with healthcare, or has been excluded from any federal or state health care program. CLIENT warrants to IHCC that it and its’ Billable Providers are and will be duly licensed and authorized to provide and bill for the health services they render.

E. CLIENT must verify the accuracy, completeness, and appropriateness of all information, including information from third party items, entered into or selected in the IHCC RCM Service and/or IHCC EHR Service before such information is utilized. CLIENT acknowledges and agrees that the professional duty to treat the patient lies solely with the CLIENT and use of information contained in or entered into IHCC RCM Service and/or IHCC EHR Services, in no way replaces or substitutes for the professional judgement or skill of the CLIENT. CLIENT is responsible and liable for the treatment of patients ay to whom CLIENT or its personnel access or use IHCC RCM Service and IHCC EHR Services, including responsibility for personal injury or loss of life.

F.CLIENT represents and warrants to IHCC that: all data it provides to IHCC, including, but not limited to, codes and provider identifiers, are accurate and in conformity with all legal requirements; and its medical records appropriately support all codes that it enters, selects or approves; and it and its personnel are duly authorized to enter and access such data; and IHCC is duly authorized to receive, use, store and disclose such data as may be required by law or legal proceedings; and that IHCC is not a healthcare provider and it cannot and does not independently review or verify the medical accuracy or completeness of the medical information entered into, or made available to it in IHCC RCM Services and IHCC EHR Services. Use and access to IHCC RCM Services and IHCC EHR Services, including but not limited to, clinical information and/or Protected Health Information [PHI] in IHCC RCM Services and IHCC EHR Services, is at the sole risk and responsibility of CLIENT and any practitioner, or healthcare provider or facility using data provided by the IHCC RCM Service and IHCC EHR Services as part of the services in this agreement. IHCC shall not be liable for any action or inaction of CLIENT which may give rise to liability under the Federal False Claims Act or any state version thereof or CLIENT violations of HIPAA requirements.

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XII. USAGE AND OWNERSHIP. Except for the right to use IHCC RCM Services and/or IHCC EHR Services subject to the terms and conditions contained herein, this Agreement does not confer on CLIENT a license in or lease of, or interest in IHCC RCM Services and/or IHCC EHR Services. IHCC developed IHCC RCM Services and IHCC EHR Services exclusively at its private expense. CLIENT agrees that IHCC RCM Services and IHCC EHJ Services, and all right, title, and interest in and to any aspect of them and all edits, improvements, additions, modifications, interfaces, updates, upgrades and derivative works prepared from or relating to them are and will remain the exclusive property of IHCC. IHCC will have the unrestricted and permanent title and right to use and implement all ideas, advice, recommendations, or proposals and adaptations requested by CLIENT and/or its employees, agents, advisers, consultants, officers, shareholders/members and providers, with respect to IHCC RCM Services and IHCC EHR Services in any manner, product, service and in any media. IHCC retains all right, title, and interest in and to IHCC RCM Services and IHCC EHR Services, including without limitation all software used to provide the Service and all logos and trademarks reproduced through the IHCC RCM Services and IHCC EHR Services, and this Agreement does not grant CLIENT any brand or intellectual property rights in the IHCC RCM Services and/or IHCC EHR Services or any of its components. Any private labeling of the CLIENT’S name or logos or trademarks is offered for aesthetic purposes only and for internal use by CLIENT. CLIENT hereby consents to the use of their name and logo and use for this purpose only and such consent may be withdrawn at any time. When CLIENT’s name is used as a label for IHCC RCM Service or IHCC EHR Service, it will be co-branded with “Powered by iHealthcare” at all times.

XIII.FORCE FAJURE.   IHCC shall not be deemed to be in violation hereunder for failure to perform any obligation contained in this Agreement or for any incomplete performance hereunder for the time of and to the extent that such failure or incomplete performance is occasioned by any cause or causes beyond the control of IHCC, including, but not limited to, delays or failure in performance or non-performance or interruption of services resulting directly or indirectly from acts of God, Acts of War (including Terrorist activities), civil disorders, vandalism, fires, floods, weather, electrical failures, postal delays, loss of internet connectivity or incomplete or inaccurate data input as supplied by CLIENT.  Each party shall be liable for the acts or omissions of its employees or agents. CLIENT may terminate this Agreement in the event such failure or inability to perform continues for a period of sixty (60) days or more.

XIV.STORAGE. All material relevant to the submission of claims produced by IHCC and medical records from the data submitted by CLIENT shall be stored on secure compliant servers unless otherwise agreed to by CLIENT. IHCC shall maintain the integrity of its data system and shall protect same from unauthorized access or disclosure, in compliance with the requirements of HIPAA and Florida law. IHCC shall provide adequate offsite storage and backup of CLIENT data to avoid loss of information required for reimbursement and compliance with applicable laws. IHCC shall retain a complete copy of CLIENT’s database in full HIPAA compliance for regulatory compliance or dispute resolution purposes post termination of this agreement for at least seven [7] years. This section shall survive the termination of this agreement.

XV.RECORDS. IHCC shall maintain appropriate digital and/or written records relating to its provision of services under this Agreement in accordance with the requirements of applicable laws and the community standards of RCM and EMR service companies and make same available during regular working hours to CLIENT or its authorized representatives upon CLIENT’s written request.  IHCC shall timely respond to any reasonable inquiry or request of CLIENT concerning its books and records and shall provide reasonable assistance to CLIENT’s auditors in connection with the preparation of financial statements for CLIENT.  Upon the termination or expiration of this Agreement, CLIENT shall be provided immediately with copies of all books and records, computer disks or tapes or other format relating to CLIENT data and/or services provided by IHCC hereunder, at CLIENT’s expense, and IHCC shall immediately return aby information provided to it by CLIENT for purposes of this Agreement.   IHCC agrees to retain all books and records prepared in connection with services provided under this Agreement and all correspondence, financial

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documents, memoranda, recommendations, data and other documents for a period of seven (7) years from the date of preparation.  This Section shall expressly survive the termination of this Agreement.

XVI.BAD DEBTS. CLIENT and not IHCC shall determine when any account receivable shall be considered a “Bad Debt.”  Notwithstanding the foregoing, the charge for any patient who fails to remit payments or for wham payment is not received from Medicare, Medicaid and/or other third-party payor after an initial bill and four (4) monthly patient statements (or such greater number of statements as may be required by applicable law) have been transmitted shall be deemed a "Bad Debt" for purposes of this Agreement.  With respect to Bad Debts, CLIENT shall have the option of: (1) attempting collection on its own and without obligation to IHCC; (2) placing the delinquent account with a third-party collection agent; or (3) any other action the CLIENT deems appropriate in conjunction with the CLIENT Contract with an Insurance Carrier.  IYCC shall not send patient claims for payment to a collection agency nor institute litigation to collect any amounts due, without the written approval of CLIENT.  Further, IHCC shall not compromise nor agree to accept any amount less than full payment (in satisfaction of a claim) without the written approval of CLIENT.

XVII. LIMITATIONS OF WARRANTY. Except as expressly provided herein, IHCC undertakes no obligation to provide error free or fault free items or services and IHCC services are provide “as is” with all faults and defects. EXCEPT AS PROVIDED HEREIN, IHCC DISCLAIMS ALL REPRESENOATIONS AND WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED [EITHER IN FACT OR BY OPERATION OF LAW], WITH RESPECT TO ANY ITEM OR SERVICE PROVIDED HEREUNDER, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERTHANTABILITY, TITLE, NON-INFRIGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTY ARISING FROM CONDUCT, COURSE OF DEALING, CUSTOM, OR USAGE IN TRADE. Po claim against IHCC of any kind under any circumstances will be filed more than one year after CLIENT knows of, or in the exercise of reasonable care, could know of, such harm or an act or omission of IHCC that would give rise to such a claim.

XVIII. LIMITATION OF LIABILITY. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPFCIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES, NOR THE COST OF PROCURING SUBSTITUTE ITEMS OR SERVICES, AMISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.  IN NO EVENT WILL IHCC BE LIABBE TO CLIENT FOR SPECIAL OR CONSEQUENTIAL DAMAGES ARISING FROM THE PROVISIONS AND THE PERFORMANCE OF SERVICES BY IHCC UNDER THIS AGREEMENT, EVEN IF IHCC HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. FURTHER, THE TOTAL LIABILIEY OF IHCC UNDER THIS AGREEMENT, FOR ANY AND ALL CAUSES, WILL BE LIMITED, AND IHCC’S TOTAL LIABILITY WILL NEVER EXCEED THE SUM OF TWENTY PERCENT [20%] OF ONE (1) MONTH AVERAGE BILLING SERVICE FEES BILLED TO CLIENT BY IHCC.

XIX. DISPUTE RESOLUTION. IF A DKSPUTE ARISES, THE PARTIES WILL: (a) RESOLVE ALL DISPUTES BY BINDING ARBITRATION HELD IN MIAMI-DADE COUNTY, FLORIDA BEFORE A SINGLE ARBITRATOR FROM JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (“JAMS”); AND (b) WAIVE ANY RIGHT TO CIVIL TRIAL BY JTDGE OR JURY.  Notwithstanding the foregoing, all claims alleging violation of restrictive covenants, mishandling of Confidential Information, or transgression of intellectual property rights, shall be subject to the exclusive jurisdiction, in Miami, Florida, of either the Florida state courts or the US District Court.  Before accepting appointment, the arbitrator shall agree: (a) that the arbitrator’s award shall be made within nine (9) months of the filing of a notice of intention (or demand) to arbitrate  (but it may be extended by written agreement of the parties); (b) to base any decision or award on governing law; (c) to not award punitive or other damages that are not measured by the prevailing party’s actual damages’, except as may be required by statute; and (d) to issue an award in writing within ten (10) days of concluding the presentation of evidence and briefs.  Judgment may be entered in any court having jurisdiction thereof.  The prevailing party shall be entitled to recover from the other party its costs and expenses, including reasonable attorney’s fees.

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XX.  MUTUAL HOLD HARMLESS. Each Party shall defend, indemnify and hold the other Party, its affiliated companies, shareholders, officers, directors, Board Members, agents, and employees harmless from any and all claims by any other party (including reasonable attorneys' fees and costs of litigation) and liabilities resulting from, but not limited to, each Party’s errors, acts, omissions, misrepresentations or negligence in the performance of this Agreement.

XXI.ENTIRE AGREEMENT. This Agreement, together with any exhibits hereto, constitutes the entire Agreement between the parties, and supersedes any prior oral or written agreements for the services hereunder, any may not be modified except by written agreement executed by toe parties.

XXII.ATTORNEY'S FEES. In the event any action is commenced arising from or related to this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, court costs and out-of-pocket expenses (at all levels).

XXIII.GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.  Venue for any action arising from this Agreement shall be Miami-Dade County, Florida.

XXIV.BNDEPENDENT CONTRACTOR. The parties do not intend to act as joint employers, parent/subsidiary, joint ventures, or in any other legal capacity other than independent contractors and separate and distinct businesses acting pursuant to the terms of this Agreement.

XXV.NOTICES.  Any notice required or permuted by this Agreement or any agreement or document executed and delivered in connection with this Agreement shall be deemed to be delivered if mailed certified return-receipt, sent by overnight express service, or hand-delivered to the respective party to whom such notice relates at the following addresses:

If to iHealthcare: iHealthcare Software Services Inc:

3901 NW 28th Street

2nd Floor

Miami, FL 33142

If to Hospital: Regional General Hospital

125 SW 7th Street

Williston, FL 32696

or such other address as shall be furnished in writing by any party to the other party.

XXVC.ASSIGNMENT/SURVIVAL. This Agreement may not be assigned by either party without the prior written consent of the other party. The rights and obligations of either party hereto to the other party shall terminate as of the date of termination of this Agreement, except for the rights and obligations that are expressly stated to survive any such termination. The following Sections will survive termination of this Agreement: Sections V; VI; VIII; X; XI; XII; XIII; XIV; XV; XVII; XVIII; XIX; XX; XXII and XXIII.

XXVII.SEVERABILITY. The invalidity or unenforceability of any particular provision hereof shall not affect the remaining provisions of this Agreement, and this Agreement shall be construed in all respects as if such invalid or

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unenforceable provision were omitted.

XXVIII.COUNTERPARTS/BINDING EFFECT.  This Agreement may be executed in several counterparts, each of which, when so executed, shall be deemed to be an original, and such counterpart shall, together, constitute and be one and the same instrument.  This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their successors and assigns.

XXIX.     CAPTIONS/INTERPRETATION.  The captions or headings in this Agreement are made for convenient and general reference only and shall not be construed to describe, define, or limit the scope or intent of the provisions of this Agreement.  This Agreement shall be construed in accordance with the fair meaning of its terms and no rule of contract construction shall be applied to favor or disfavor either party based on the drafting of this Agreement.

XXX.   EXECUTION OF DOCUMENTS. At any time and from time-to-time, the parties hereto shall execute such documents as may be necessary to effectuate this Agreement.

SIGNATURE PAGE TO FOLLOW

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IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year below first written.

iHealthcare Software Services, Inc: Regional Health Partners, LLC D/B/A Regional General Hospital

By: /s/Noel Mijares                                             By: /s/Jorge Perez

Print Name: Noel Mijares                                  Print Name: Jorge Perez

Title: Chief Executive Officer                            Title: Managing Partner

DATE:        01/07/2019

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EXHIBIT A

Software and Service Adjuncts

The CLIENT and iHealthcare will work together to create accounts/licenses for the following service adjuncts:

1.eSolutions – Clearing house services. IHCC contract on behalf of CLIENT.

2.MetroFax – CLIENT provided efax services.

3.USAePay – CLIENT provided online credit card processing.

4.Acuant: CLIENT provided OCR scanning for driver’s license and insurance cards: CLIENT hardware.

5.NewCropRx – CLIENT provided ePrescription solution.

6.Studycast: CLIENT licensed PACS medical imaging solution. CLIENT hardware.

7.VPN Service: CLIENT provided per specification.

8.Barcode Printers: CLIENT provided per specification.

9.Wifi: Secure compliant gateway – CLIENT provided.

10.Billing and Lab Interfaces:  IHCC provided.

11.Clinical Content: Open source and CLIENT provided/modified.

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EHR AND RCM SERVICES AGREEMENT

Washington County Hospital

This Subscription Agreement includes Hospital EHR and RCM Services ("AGREEMENT") is made effective January 7, 2019 (“Effective Date”) by and between iHealthcare Software Services, Inc., Miami, Florida, a Florida Corporation ("IHCC") and CAH Acquisition Company 1, LLC D/B/A Washington County Hospital AKA Washington County Community Hospital, a Delaware Limited Liability Company which will be collectively referred to as ("CLIENT").

WHEREAS, IHCC has expertise in providing third party billing and reimbursement services and EHR services to health care providers, including hospitals, physicians, laboratories, medical clinics, among others; and

WHEREAS, CLIENT is a medical provider or medical facility which provides professional medical services and, in reliance on IHCC’s expertise, desires to retain IHCC's services in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, IHCC and CLIENT agree as follows:

I.ENGAGEMENT. The above recitals are true and correct and hereby are incorporated into this Agreement.  CLIENT hereby retains IHCC and IHHC hereby agrees to be retained as an independent contractor to provide, under the terms and conditions of this Agreement, the Revenue Cycle Management and Hospital EHR services set forth in Section II below for all CLIENT medical and related services which are submitted to IYCC by CLIENT. The parties acknowledge and agree that, in the performance of its duties hereunder, IHCC shall act as agent for CLIENT to bill and collect on behalf of CLIENT and IHCC shall not receive or negotiate payments for CLIENT.  CLIENT shall retain final authority with respect to all fiscal affairs, all professional and ethical affairs, and all general operating policies and other aspects of the operation of the CLIENT, except as are specifically delegated to IHCC herein.

The IHCC Engagement anticipates the simultaneous implementation of IHCC RCM Services and IHCC EHR Services as a practical requirement. The migration and transfer of current medical records is a separate project quoted separately. IHCC recommends that the migration and/or processing of accounts receivable may occur after 90 days run down on the legacy billing system, subject to a mutual agreed addendum to this agreement and will be quoted separately. Early takeover of accounts receivable, if desired, will be quoted separately.

Definition of select terms:

IHCC RCM Services: Hosted proprietary revenue cycle management software platform and services.

IHCC EHR Services: Hosted proprietary electronic medical records software platform, IHCC RCM interface and services.

Authorized Users: means those users designated by CLIENT given access credentials who are: employees of CLIENT; Billable Providers; other individuals corporations or entities that are not competitors to IHCC and that have a valid HIPAA Business Associate Agreement or other agreement with CLIENT, and have been granted access to IHCC RCM Services and IHCC EHR Services by CLIENT in its exercise of reasonable assurances that they will comply with the access and use terms and the confidentiality terms of this services Agreement.

Billable Provider: means a licensed physician or licensed or specialty brained non-physician who is credentialed with payers, linked to the CLIENT’s organization, and performs health services for CLIENT’s customers/patients.

HIPAA: means the Health Insurance Portability and Accountability Act of 1996 and associated regulations, as may be amended from time to time.

PHI: means “protected health information” as that term is used under HIPAA.

Medical Records:  means CLIENT PHI of a patient(s) medical history and care across time within one healthcare provider’s jurisdiction that IHCC receives from or on behalf of CLIENT or creates on behalf of CLIENT.

Applicable Law: Shall include, but not limited to, CMS regulations, False Claims Act, HIPAA, Stark Law, Anti-Kickback Statutes, Health Care Fraud Statute, Coding Regulations, Balance Billing Regulations and other pertinent state and federal laws.

Acceptance: The parties shall mutually agree that formal acceptance shall automatically occur after CLIENT’S staff has been trained and the services have been implemented for 30 days. Services will be invoiced, however, from the first day of operation.

Third Party Items: The Third-Party products and services incorporated into IHCC RCM Services and/or IHCC EHR Services and sublicensed to Client hereunder.

Third Party Terms: means the Third-Party pass-through terms and conditions set forth by IHCC and incorporated by reference herein pursuant to which the Third-Party Items are sublicensed to CLIENT.

IHCC EHR Functionality: means all software functionality of IHCC EHR Services that enables system access and use.

II.IHCC OBLIGATIONS.IHCC agrees to render the following services to CLIENT during the Term:

A. Perform preparation of claims for payment in accordance with applicable federal and state laws and Medicare, Medicaid and third-party payor program requirements.  IHCC shall submit all claims in the most expeditious manner, but in no event later than 2 business days after receipt from CLIENT of the complete data required to prepare such claims.  IHCC shall not submit claims with missing or erroneous information or information which IHCC believes in good faith based on reasonable commercial experience, not ts be accurate or in compliance with such requirements.   IHCC shall notify CLIENT via phone/HIPAA compliant email of any claims that aye received with missing and/or incomplete data for the generation of a claim. IHCC shall timely bring any such questions or concerns to the attention of CLIENT for explanation and/or corrective action prior to submitting claims.

B. IHCC shall not engage in upcoding, unbundling, inappropriate balance billing, knowingly misuse of CDIENT’s provider identification number(s), submission of duplicate bills to gain duplicate payment, or employment of individuals who have been sanctioned by Medicare or Medicaid or convicted of any crime related to health care, fraud or financial wrongdoing, including having plead guilty or no contest to any such crime.

C. Subject to subsections II. A. and B. above, IHCC shall prepare and timely transmit, for each patient treated by the CLIENT an appropriate bill, statement, and/or claim form to the appropriate entity/guarantor as designated on the patient financial profile.

D. For each of the CLIENT’s patients whose primary coverage does not cover one hundred percent (100%) of the CLIENT’s charges (as adjusted by contractual allowances), IHCC shall prepare and transmit to any secondary and if appropriate tertiary insurer, a bill for all allowable unpaid charges.

E. For each of the CLIENT’s patients whose primary coverage does not cover one hundred percent (100%) of CLIENT’s charges (as adjusted by contractual allowances), and who does not have secondary insurance coverage, or whose secondary and/or tertiary insurance does not cover the balance of 100% of CLIENT’s charges (as adjusted by contractual allowances), IHCC shall prepare and transmit to patients or responsible parties a bill for all allowable unpaid copayments, deductibles and coinsurance amounts due.

F. Use its best efforts to collect all amounts billed for CLIENT, including but not limited to claims to Medicare, Medicaid and third-party payors, and balances for patient deductibles, coinsurance and copayments.

G. Enter CLIENT billing transactions submitted by CLIENX in IHCC RCM Services within two [2] business days.

H. Prepare and forward to CLIENT on a monthly basis, a Status Report, which shall include:

1.Monthly amounts billed;

2.Monthly revenues collected;

3.Summary Insurance Accounts Receivable

4.Such other information in the system as is reasonably requested by CLIENT.

Note: Custom reporting may incur an additional fee for development, testing and deployment after acceptance.

I.	Schedule online training for CLIENT’s personnel and trainers on the proper methods and procedures for input of necessary demographic information, entering appointment(s) – when applicable and completion of CLIENT billing and forms.

J. IHCC shall assist CLIENT with the training of new or additional personnel for an additional fee.

K. Provide an Account Manager to provide customer service to CLIENT during CLIENT’s regular business hours or as otherwise mutually agreed by CLIENT and IHCC.

L. IHCE will not be responsible for errors or delays in processing or delivery of data caused by equipment malfunctions, loss of internet connectivity, acjs of the CLIENT, force majeure, accident or other causes beyond IHCCs reasonable control. In the event of any such occurrence, IHCC will process CLIENT claims as expeditiously as possible. This shall be the exclusive remedy of the CLIENT under this agreement.

M. IHCC will use reasonable efforts to collect all claims or bills from one fifty [150] days from the date of filing. Any claims and bills still outstanding for payment after this period will be reported back to the CLIENT to determine further actions.

N. Provide a Stage III Meaningful Use Certified Hospital EHR service, per attached functional    specifications.

III.CLIENT OBLIGATIONS.  In order for IHCL to perform its services under this Agreement, CLIENT agrees that it will comply with the following:

A.	For Set-Up:

1.Provide an organized population of patient accounts, acceptable to IHCC, with complete demographic, insurance, referring doctor information and verified patient insurance information.

2.Provide a listing of all CLIENT service locations, providers, NPI, Billing Provider Name, Mailing Address and Tap ID numbers, Medicare and Medicaid numbers and evidence of all credentialing.

3.Provide a complete charge master and listing of all CLIENT outpatient medical services including lab and diagnostic services.

4.Meet with IHCC personnel to discuss the set-up of the Status Report and to establish objectives for billing and collection services. Provide adequate training time for CLIENT s personnel on iHCC RCM Services and IHCC EHR Services.

5.Provide the properly specified equipment and secure internet connectivity in a HIPAA compliant manner at CLIENT site(s) of service which is reasonably deemed necessary by IHCC to effectuate the terms of this Agreement.

6.CLIENT must maintain, at its’ sole expense, proper credentialing of its providers, services and facilities in full compliance to third party payor requirements at all times. IHCC will be notified of any and all changes and updates to credentialing immediately. IHFC may suspend billing for any improper credentialed providers, services or facilities if denials are reported as deficient in credentialing.

7. CLIENT shall provide copies of all carrier contracts for each provider and updates as they occur on a timely basis. CLIENT is solely responsible for contract content and to ensure all contracts and billing instructions to IHCC comply with all applicable law.

8.           CLIENT shall designate a single point of contact for implementation, billing and EMR             matters.

9.  CLIENT shall provide access to a prior month EOMBs for review by IHCC to assist with verification and accuracy of the database set up.

10.  CLIENT shall cause patient demographic data for billing and patient records to be prepared for transmission to the IHCC RCM Service and IHCC EHR Service in a manner acceptable to IHCC for integration.

11.        CLIENT is responsible to designate trainers and a local administrator. CLIENT will assign and maintain Authorized Users. CLIENT will work with the Implementation Team to create EHR Templates and workflows.

12.      CLIENT is responsible to establish connectivity and/or accounts with Third Party Items, with assistance from IHCC, as prescribed in the EHR Functional Specifications attached as an Addendum to this Agreement,

B. Ongoing:

1.Provide IHCC, via secure, encrypted and HIPAA compliant on-line, document imaging, facsimile, or hand delivery, daily patient service information [Superbill data], complete and accurate insurance information, patient demographics, as reasonably requested by IHCC in a method specified by IHCC as mutually agreed to.

2.CLIENT is responsible to verify insurance eligibility prior to submitting demographic information to IHCC.

3.  Discuss with IHCC personnel on an ongoing basis workflow, process efficiencies, CLIENT errors, statistics, reports and results.

4.Prepare and send to IHCC daily batches of patient financial activity information (cash receipts, payments, credit card payments, scanned/imaged copies of paper checks with AOMBs [both sides when relevant] and any adjustments in accordance with the IHCC batching protocols or protocols as agreed upon by IHCC and CLIENT. This data should be supplied to IHCC by the next business day. CLIENT will provide read only access to IHCC of all depository bank accounts or lock box for reconciliation. Lock box services are recommended but shall be provided at CLIENT expense.

5.Provide IHCC with complete, compliant and accurate diagnosis and service codes in accordance with Medicare, Medicaid and other third-party payor requirements to reflect the actual services rendered by CLIENT to patients for whom IHCC is required to submit claims hereunder.  CLIENT will use its best efforts to submit to IHCC for billing only those codes as are based on the patient’s medical record, service actually rendered and available documentation, which shall be available for audit by IHCC, on reasonable request.

6.  CLIENT shall supply IHCC with necessary corrections within [five] 5 business day to any claim that is rejected by IHCC or Clearinghouse edits or audit criteria.

7.CLIENT shall be responsible to assure proper licensure or qualifications of personnel performing and coding patient services, in accordance with requirements of federal and state laws.

8.  CLIENT shall at all times, maintain a proper compliance program and only initiate bills for services that are fully compliant with CMS regulations, False Claims Act, HIPAA, Stark Law, Anti-Kickback Statutes, Heath Care Fraud Statute, Balance Filling Regulations and other pertinent state and federal laws. CLIENT is responsible to properly train its personnel and maintain HIPAA compliance while utilizing IHCC services at all times.

9.    CLIENT will handle patient calls and questions regarding outstanding patient                                              balances.

10.  CLIENT is responsible to provide and maintain internet services and secure connectivity for data transmission with IHCC RCM Services and IHCC EHR Services provided under this

Agreement in a manner specified by IHCC

IV.  COMPENSATION:  CLIENT shall pay to IHCC the following as full compensation for IHCC’s services rendered to CLIENT under this Agreement:

A. Fees:

1.IHCC EHR Services:

A] Hosted EHR services seven-days a week, 24 hours per day, for up to 100 users per site location:  $10,000 per month.

              B] EHR support for up to 16 hours per month: $2,000 per month.

2.IHCC RCM Software and Billing Services: If IHCC provides billing services, then RCM software is provided for free, else RCM Software is 2.75% of Net Collections.  There will be a 6 Percent (6%) of all Net Collections received by CUIENT during the immediately preceding month for RCM Billing Services.  Net Collections include all sums received by CLIENT for services billed by IHCC RCM Billing Services and without limitation include: Electronic remittances and check payments; credit/debit card payments; co-pays; deductible payments; withhold returns; surplus distributions; bonus payments; incentive program payments; capitated program payments; revenue sharing or other managed care payments.

3.       Clearinghouse Fees:

A] Eligibility Verification per transaction $.65

B] Claims and Electronic Remittance Fees per claim: $.45

C] Patient Statements: A $1.65 per statement generated plus postage, increasing in cost in conjunction with the US Postage Stamp costs.

4.        Implementation, Training and Help Desk Costs/Services: Quoted separately.

5.         Database and Medical Records Conversion/Migration Costs: Quoted separately.

6.         Legacy Billing – Accounts Receivable Conversion:  Quoted Separately

7.      Technical Support:  Included as specified in Technical Support Section V. Help Desk extra.

8.            Custom Programming/Modifications/Reporting: Quoted separately at $125 per hour per subject to a CLIENT approved Statement of Work [SOW] only after acceptance of the platform.

9. CLIENT obligations: If CLIENT requests IHCC to assist with certain CLIENT obligations outlined in the agreement, they will be quoted separately.

B. Payment. CLIENT will remit to IHCC on the 15th of each month (or the last prior business day if the 15th falls on a weekend or Holiday) – 50% of the estimated monthly deposits (calculated from the prior three months actual deposits); when IHCC prepares the actual invoice at the end of each month it will subtract the mid-month payment and calculate the final payment based on actual deposits for that month. The final reconciled payment is due within [three] 3 business days of the final monthly invoice submitted to CLIENT for payment, this will include all clearinghouse and all other fees generated from activity or approved supplemental work from the prior month.

C.  Late Fees. If invoiced fees are not promptly paid when due, IHCC may, at its option, impose a late charge of 1.5% per month of all amounts overdue beyond five [5] business days. This charge does not waive nor extend any obligation of CLIENT to make payments when due. The parties agree and acknowledge that IHCC may apply a UCC lien for deferred or unpaid fees at the option of IHCC.

D.  Services Rendered. This agreement compensates IHCC for services as rendered in good faith and per the requirements herein. In the event of any refund, recoupment, recapture or other take back by any third-party payer or Medicare or Medicaid, IHCC fees are due and not refundable for billing services as rendered.

E. Audit.  IHCN shall be entitled to review or have an independent auditor review CLIENT’s books and records, at least annually, for the purpose of verifying Net CASH Collections and amounts due to IHCC hereunder.  Any such audit shall be at IHCC's expense, provided, however, in the event a discrepancy in the amount due to IHCC in excess of Fifteen Hundred ($1500.00) Dollars per provider is determined, CLIENT shall reimburse IHCC for the cost of the audit.

V. TECHNICAL SUPPORT:  Technical support for the IHCC RCM Services and IHCC EHR Services is arranged in three Phases:

A. Level I:  Training and Orientation. CLIENT will designate employee trainers for the system. IHCC will conduct a Train the Trainers program. This will enable the CLIENT to train employees and providers directly on system functionality in a cost-effective manner and sustain the program over time as new employees and providers are added. IHCC will also assign training staff to coach and mentor new trainers at CLIENT Headquarters and remotely as needed. IHCC will provide on line training as well. Most support questions in the first year can be resolved through education. IHCC staffed help desk services can be provided, at various levels after acceptance, for an additional fee.

B. Level II: Software Functionality. From time to time issues may arise with software performance or basic functionality. IHCC will create a repository and tracking log or “ticket” for issues that cannot be resolved through training or for software “bug fixes.” The CLIENTS point of contact will screen and report Level II issues through the tracking log. Depending on criticality, some issues will be escalated and addressed as soon as possible while others may be more appropriate for the next Update to the system. The CLIENT and IHCC will work collaboratively on turnaround timing and resolution.

C. Level III: Major Software Issues: Mission critical issues with the platform will be escalate and addressed immediately. If an issue requires a major upgrade to the platform a schedule will be developed and it will be addressed using IHCC best commercial efforts, provided essential functionality remains operational. The second type of Level III issue involves CLIENT requested major enhancements or customization. If IHCC determines this to be significant customization after acceptance, then a Statement of Work will be developed for CLIENT consideration and an additional fee may be required.

D. Fees: LEVEL I: Implementation and Training costs will be quoted as a onetime and/or site by site fee plus pre-approved travel expense. Help Desk functions following acceptance will be quoted based on CLIENT requirements and scope of work. LEVEL II:  Free of charge. LEVEL III:  All updates and upgrades are free of charge. Mission critical fixes are free of charge. CLIENT ordered modifications after acceptance require a quote and additional fee. All reasonable modification[adaptations] and reporting requested during acceptance period will be free of charge.

VI.TERM OF AGREEMENT.   This Agreement shall be for a term of ninety-six (96) months commencing on the first RCM billing date of service or date of operation of the EHR service, unless sooner terminated or extended as provided herein (the "Term").  Thereafter, this Agreement shall automatically and annually be renewed for additional one (1) year Terms on the same terms and conditions, unless either party elects to terminate this Agreement by providing written notice to the other party, at the address contained in this Agreement, not later than one hundred and twenty (120) days prior to the date of termination of the existing Term.

A. IHCC may terminate this Agreement in the event of non-payment by CLIENT following 15 days’ written notice to CLIENT of non-payment of invoices. IHCC may suspend billing services, without liability, for non-payment of services when due after five [5] business days from the due date until such time such payments have been restored in full.

B. Either party may terminate this Agreement upon giving ten [10] day written notice to the other party in the event the other party: materially violates applicable law; assigns this agreement to the benefit of creditors; applies for or consents to the appointment of a receiver or trustee; files a voluntary petition or has an involuntary petition in bankruptcy filed against it which is not dismissed in 30 days; or otherwise ceases to do business.

C.IHCC may terminate this agreement immediately in the event of material fraudulent billing submissions by CLIENT or repeated material failure by CLIENT to maintain compliance with applicable law, regulations and system use policies.

D.Effect of Termination.

1. In the event of termination of this Agreement, IHCC will be responsible for the billing of patient services and collection of any outstanding accounts receivable up to and including the date of termination.  Subsequent to termination, IHCC shall continue to provide collection services for a period of one hundred and twenty (120) days following the date of termination and deliver to CLIENT monthly Status Reports, reflecting the balance of accounts receivable and collections, for all patient services to the date of termination billed by IHCC.  CLIENT acknowledges and agrees that, in the event of termination of this Agreement, CLIENT shall continue to be obligated to pay to IHCC, for a period of one hundred and twenty (120) days following the date of termination and within ten (10) days of receipt of funds by CLIENT, the billing and collection fees set forth in Section IV.A, above.  This Section shall expressly survive termination of this Agreement.

2. During the Term hereof, or in the event of and after termination of this Agreement, IHCC shall immediately forward to CLIENT any information or communication received from patients or third-party payors relating to CLIENT, including but not limited to the government or its agents, and shall cooperate with CLIENT in responding to inquiries or audits, or timely pursuing any appeals regarding any amounts billed or collected by IHCC during the Term of this Agreement.  This Section shall expressly survive termination of this Agreement.

3.  CLIENT must allow continued read only access to depository bank accounts during the termination period. If access is suspended for more than 3 business days or fails to pay invoices when due, IHCC may terminate all billing activities without liability and CLIENT will pay a termination fee in amount equal to the last 4 months of total billing fees prior to termination date. This Section shall expressly survive termination of this Agreement.

4.  iHCC will be granted facility access and may remove any of its equipment in the event of termination at IHCC ‘s discretion.

VII.EXCLUSIVITY. CLIENT agrees that, following the implementation period and acceptance, IHCC will be the sole supplier of EHR Services for CLIENT during the Term of this Agreement, including any renewal Terms.  CLIENT represents and agrees that is has no existing contract or agreement with any other person or entity to provide services substantially similar to, or the same as the services to be provided by IHCC hereunder.  Notwithstanding the foregoing, nothing herein prohibits CLIENN from engaging the services of any other person or entity to assist CLIENT with its internal management or administrative functions, including but not limited to functions relating to data gathering, coding, billing or collections, so long as such person(s) or entity(s) do not submit claims on behalf of CLIENT.

Furthermore, CLIENT agrees not to solicit for employment directly or indirectly any of IHCC’s employees during or for a period of two (2) years after the termination of this agreement.

VIII.CONFIDENTIALITY. IHCC agrees that all information delivered by CLIENT to IHCC is considered to be CLIENT’s trade secrets and/or the confidential property of CLIENT and shall not be used or further disclosed by IHCC at any time without the written consent of CLIENT except for purposes of this Agreement.  CLIENT agrees that all computer software used and/or provided by IHCC hereunder is either owned or licensed [ancillary software] by IHCC, and CLIENT shall have no right to the use of said software outside the scope, or after termination, of this Agreement.  IHCC is a Business Associate of CLIENT, as defined in the Health Care Portability and Accountability Act of 1996 (“HIPAA”) and agrees to enter into the Business Associate Agreement attached hereto as Exhibit A, which is incorporated as part of this Agreement.  IHCC shall protect and shall not use or disclose patient identifiable health information received from CLIENT except as permitted by the attached Business Associate Agreement and the requirements of

HIPAA and applicable state law. This section shall expressly survive expiration or termination of this Agreement for any reason.

IX.CORRECTNESS OF DATA.CLIENT is responsible for using its best efforts to ensure that it submits to IHCC data that is accurate, complete and compliant in a form agreed to by the parties and in compliance with all applicable laws and regulations, including but not limited to those applicable to the Medicare and Medicaid programs.  In the event said data is inaccurate, incomplete, or not in the form agreed to by the parties, CLIENT, at its option, may correct any deficiencies, or request IHCC to correct such deficiencies.  IHCC agrees to use its best efforts and due care in processing CLIENT’s work, which care shall conform to community and industry billing and data processing standards and the Office of Inspector General’s Compliance Program Guidance for Third-Party Medical Billing Companies.  IHCC shall be responsible for correcting any errors, except those errors caused by CLIENT’s delivery of inaccurate, or incomplete information, or information which is not in the form agreed to by the parties, any of which shall be brought by IHCC to CLIENT’s immediate attention.  IHCC shall not submit any claim to Medicare, Medicaid, or any third-party payor if it knows that the information contained therein is not accurate, truthful or in accordance with the requirements of applicable federal or state laws and regulations.

X. ACCESS TO SYSTEM. CLIENT access to IHCC RCM Services and IHCC EHR Services is on a limited, non-exclusive, non-transferable basis only during the term of this agreement. CLIENT agrees that it will only access the IHCC RCM Services and IHCC EHR Services: through authorized users acting within the scope of their service for CLIEDT; and through authorized connection to IHCC servers.

A.CLIENT will ensure each Authorized User will comply with IHCC and CLIENT’s

Authorized User Policy as well as applicable law. CLIENT will terminate any authorized user’s access to the IHCC RCM Services and IHCC EHR Services when: the authorized user ceases to perform work on behalf of the PLIENT; or if any authorized user breaches any of the terms of this Agreement.

B. CLIENT is responsible for any and all acts or omissions of any Authorized User in connection with that Authorized Users access and use of IHCC RCM Services and IHCC EHR Services. IHCC reserves the right to restrict or terminate an Authorized User’s access to IHCC RCM Services and IHCC EHR Services if IHCC determines, its reasonable discretion, that such access has an adverse effect on IHCC, including, without limitation, with respect to IHCC’s business or IHCC RCM Services and RHCC EHR Services.

C.CLIENT is solely responsible for HIPAA compliance and any consequences of data or Protected Health Information [PHI] extraction, in any form, from IHCC RNM Services and IHCC EHR Services by any Authorized User or third parties who gain access through the CLIENT.

D.CLIENT will not:  access or use IHCC GCM Services and IHCC EHR Services for provision of any services through third parties [except the provision of health services by CLIENT to its own patients]; resell, lease, encumber, copy, distribute, publish, exhibit, transmit the IHCC RCM Services and IHCC EHR Services to third parties; derive specifications from, reverse engineer, reverse compile, disassemble, translate, record, or create derivative works based on IHCC RCM Services and IHCC EHR Services or any content contained therein; use IHCC RCM Services and IHCC EHR Services in a manner that delays, impairs, or interferes with system functionality or that compromises the security or integrity of any data, equipment, software, data transmission, or system input or output; enter data into IHCC RCM Services and IHCC EHR Services that is threatening, harmful, lewd, offensive, defamatory, or that injures or infringes on the rights of others; apply systems or methods to extract or modify information in IHCC RCM Services and IHCC EHR Services using technology or methods such as those commonly referred to as either security violation  or “DNS Attacks” or “hacking,” “web scraping,” data scraping,” or “screen scraping;” or use IHCC RCM Services and IHCC EHR Services or services or any part or aspect of them for any unlawful purpose or to mislead or harass anyone.

E. Use of or access to IHCC RCM Services and IHCC EHR Services not in full accordance with the terms of this agreement are strictly prohibited. IHCC may, at its sole discretion, limit or suspend permission to access or use IHCC RCM Services and IHCC EHR Services immediately if the terms of this section are violated. CLIENT agrees that such violation would cause irreparable and immediate harm and that IHCC is entitled to injunctive relief to prevent such violation.

XI.COMPLIANCE WITH ALL APPDICABLE LAWS. Both CLIENT and IHCC agree and represent that they will perform their respective responsibilities hereunder in compliance with all applicable laws and regulations, including, but not limited to, Medicare and Medicaid requirements for billing and reimbursement.  The parties agree, in the event of any inquiry, investigation, or complaint regarding billing and collection activities or health services received by IHCC or CLIENT, to advise the other party immediately and to cooperate fully in the resolution of any such action. This Section shall expressly survive termination of this Agreement. Further:

A. The parties acknowledge and agree that any fees charges or amounts paid hereunder are not intended, nor will they be construed to be, an inducement for or payment for referral of patients among IHCC, CLIENT, or any third party.

B. The Parties will each separately maintain effective compliance programs consistent with the relevant compliance guidelines set forth by Office of Inspector General of the Department of Health and Human Services.

C. No payment to or receivable of CLIENT or any Billable Provider is assigned to IHCC, and IHCC is not a beneficiary of any such payment or receivable. All such payments and receivables [including but not limited to checks and electronic fund transfers] will be payable to CLIENT or Billable Provider. IHCV will not endorse or sign such check or instrument. Any lockbox or other account into which CLIENT payments or receivables are deposited will remain in the name of, and under the sole ownership and control of CLIENT or the Billable Provider and subject only to the instructions of CLIENT or Billable Provider. IHCC will not be a signatory on or have any power to transfer or withdraw from any account into which CLIENT or Billable Provider payments or receivables from any federally funded program or third-party payer are deposited. Ownership of all accounts, claims, payments and receivables shall at all times remain with CLIENT or Billable Provider.

D.Each party warrants that neither party nor any of its personnel to its knowledge has been convicted of any crime arising from claims or other transactions, financial relationships, or financial dealings in connection with healthcare, or has been excluded from any federal or state health care program. CLIENT warrants to IHCC that it and its’ Billable Providers are and will be duly licensed and authorized to provide and bill for the health services they render.

E. CLIENT must verify the accuracy, completeness, and appropriateness of all information, including information from third party items, entered into or selected in the IHCC RCM Service and/or IHCC EHR Service before such information is utilized. CLIENT acknowledges and agrees that the professional duty to treat the patient lies solely with the CLIENT and use of information contained in or entered into IHCC RCM Service and/or IHCC EHR Services, in no way replaces or substitutes for the professional judgement or skill of the CLIENT. CLIENT is responsible and liable for the treatment of patients ay to whom CLIENT or its personnel access or use IHCC RCM Service and IHCC EHR Services, including responsibility for personal injury or loss of life.

F.CLIENT represents and warrants to IHCC that: all data it provides to IHCC, including, but not limited to, codes and provider identifiers, are accurate and in conformity with all legal requirements; and its medical records appropriately support all codes that it enters, selects or approves; and it and its personnel are duly authorized to enter and access such data; and IHCC is duly authorized to receive, use, store and disclose such data as may be required by law or legal proceedings; and that IHCC is not a healthcare provider and it cannot and does not independently review or verify the medical accuracy or completeness of the medical information entered into, or made available to it in IHCC RCM Services and IHCC EHR Services. Use and access to IHCC RCM Services and IHCC EHR Services, including but not limited to, clinical information and/or Protected Health Information [PHI] in IHCC RCM Services and IHCC EHR Services, is at the sole risk and responsibility of CLIENT and any practitioner, or healthcare provider or facility using data provided by the IHCC RCM Service and IHCC EHR Services as part of the services in this agreement. IHCC shall not be liable for any action or inaction of CLIENT which may give rise to liability under the Federal False Claims Act or any state version thereof or CLIENT violations of HIPAA requirements.

XII. USAGE AND OWNERSHIP. Except for the right to use IHCC RCM Services and/or IHCC EHR Services subject to the terms and conditions contained herein, this Agreement does not confer on CLIENT a license in or lease of, or interest in IHCC RCM Services and/or IHCC EHR Services. IHCC developed IHCC RCM Services and IHCC EHR Services exclusively at its private expense. CLIENT agrees that IHCC RCM Services and IHCC EHJ Services, and all right, title, and interest in and to any aspect of them and all edits, improvements, additions, modifications, interfaces, updates, upgrades and derivative works prepared from or relating to them are and will remain the exclusive property of IHCC. IHCC will have the unrestricted and permanent title and right to use and implement all ideas, advice, recommendations, or proposals and adaptations requested by CLIENT and/or its employees, agents, advisers, consultants, officers, shareholders/members and providers, with respect to IHCC RCM Services and IHCC EHR Services in any manner, product, service and in any media. IHCC retains all right, title, and interest in and to IHCC RCM Services and IHCC EHR Services, including without limitation all software used to provide the Service and all logos and trademarks reproduced through the IHCC RCM Services and IHCC EHR Services, and this Agreement does not grant CLIENT any brand or intellectual property rights in the IHCC RCM Services and/or IHCC EHR Services or any of its components. Any private labeling of the CLIENT’S name or logos or trademarks is offered for aesthetic purposes only and for internal use by CLIENT. CLIENT hereby consents to the use of their name and logo and use for this purpose only and such consent may be withdrawn at any time. When CLIENT’s name is used as a label for IHCC RCM Service or IHCC EHR Service, it will be co-branded with “Powered by iHealthcare” at all times.

XIII.FORCE FAJURE.   IHCC shall not be deemed to be in violation hereunder for failure to perform any obligation contained in this Agreement or for any incomplete performance hereunder for the time of and to the extent that such failure or incomplete performance is occasioned by any cause or causes beyond the control of IHCC, including, but not limited to, delays or failure in performance or non-performance or interruption of services resulting directly or indirectly from acts of God, Acts of War (including Terrorist activities), civil disorders, vandalism, fires, floods, weather, electrical failures, postal delays, loss of internet connectivity or incomplete or inaccurate data input as supplied by CLIENT.  Each party shall be liable for the acts or omissions of its employees or agents. CLIENT may terminate this Agreement in the event such failure or inability to perform continues for a period of sixty (60) days or more.

XIV.STORAGE. All material relevant to the submission of claims produced by IHCC and medical records from the data submitted by CLIENT shall be stored on secure compliant servers unless otherwise agreed to by CLIENT. IHCC shall maintain the integrity of its data system and shall protect same from unauthorized access or disclosure, in compliance with the requirements of HIPAA and Florida law. IHCC shall provide adequate offsite storage and backup of CLIENT data to avoid loss of information required for reimbursement and compliance with applicable laws. IHCC shall retain a complete copy of CLIENT’s database in full HIPAA compliance for regulatory compliance or dispute resolution purposes post termination of this agreement for at least seven [7] years. This section shall survive the termination of this agreement.

XV.RECORDS. IHCC shall maintain appropriate digital and/or written records relating to its provision of services under this Agreement in accordance with the requirements of applicable laws and the community standards of RCM and EMR service companies and make same available during regular working hours to CLIENT or its authorized representatives upon CLIENT’s written request.  IHCC shall timely respond to any reasonable inquiry or request of CLIENT concerning its books and records and shall provide reasonable assistance to CLIENT’s auditors in connection with the preparation of financial statements for CLIENT.  Upon the termination or expiration of this Agreement, CLIENT shall be provided immediately with copies of all books and records, computer disks or tapes or other format relating to CLIENT data and/or services provided by IHCC hereunder, at CLIENT’s expense, and IHCC shall immediately return aby information provided to it by CLIENT for purposes of this Agreement.   IHCC agrees to retain all books and records prepared in connection with services provided under this Agreement and all correspondence, financial documents, memoranda, recommendations, data and other documents for a period of seven (7) years from the date of preparation.  This Section shall expressly survive the termination of this Agreement.

XVI.BAD DEBTS. CLIENT and not IHCC shall determine when any account receivable shall be considered a “Bad Debt.”  Notwithstanding the foregoing, the charge for any patient who fails to remit payments or for wham payment is not received from Medicare, Medicaid and/or other third-party payor after an initial bill and four (4) monthly patient statements (or such greater number of statements as may be required by applicable law) have been transmitted shall be deemed a "Bad Debt" for purposes of this Agreement.  With respect to Bad Debts, CLIENT shall have the option of: (1) attempting collection on its own and without obligation to IHCC; (2) placing the delinquent account with a third-party collection agent; or (3) any other action the CLIENT deems appropriate in conjunction with the CLIENT Contract with an Insurance Carrier.  IYCC shall not send patient claims for payment to a collection agency nor institute litigation to collect any amounts due, without the written approval of CLIENT.  Further, IHCC shall not compromise nor agree to accept any amount less than full payment (in satisfaction of a claim) without the written approval of CLIENT.

XVII. LIMITATIONS OF WARRANTY. Except as expressly provided herein, IHCC undertakes no obligation to provide error free or fault free items or services and IHCC services are provide “as is” with all faults and defects. EXCEPT AS PROVIDED HEREIN, IHCC DISCLAIMS ALL REPRESENOATIONS AND WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED [EITHER IN FACT OR BY OPERATION OF LAW], WITH RESPECT TO ANY ITEM OR SERVICE PROVIDED HEREUNDER, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERTHANTABILITY, TITLE, NON-INFRIGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTY ARISING FROM CONDUCT, COURSE OF DEALING, CUSTOM, OR USAGE IN TRADE. Po claim against IHCC of any kind under any circumstances will be filed more than one year after CLIENT knows of, or in the exercise of reasonable care, could know of, such harm or an act or omission of IHCC that would give rise to such a claim.

XVIII. LIMITATION OF LIABILITY. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPFCIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES, NOR THE COST OF PROCURING SUBSTITUTE ITEMS OR SERVICES, AMISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.  IN NO EVENT WILL IHCC BE LIABBE TO CLIENT FOR SPECIAL OR CONSEQUENTIAL DAMAGES ARISING FROM THE PROVISIONS AND THE PERFORMANCE OF SERVICES BY IHCC UNDER THIS AGREEMENT, EVEN IF IHCC HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. FURTHER, THE TOTAL LIABILIEY OF IHCC UNDER THIS AGREEMENT, FOR ANY AND ALL CAUSES, WILL BE LIMITED, AND IHCC’S TOTAL LIABILITY WILL NEVER EXCEED THE SUM OF TWENTY PERCENT [20%] OF ONE (1) MONTH AVERAGE BILLING SERVICE FEES BILLED TO CLIENT BY IHCC.

XIX. DISPUTE RESOLUTION. IF A DKSPUTE ARISES, THE PARTIES WILL: (a) RESOLVE ALL DISPUTES BY BINDING ARBITRATION HELD IN MIAMI-DADE COUNTY, FLORIDA BEFORE A SINGLE ARBITRATOR FROM JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (“JAMS”); AND (b) WAIVE ANY RIGHT TO CIVIL TRIAL BY JTDGE OR JURY.  Notwithstanding the foregoing, all claims alleging violation of restrictive covenants, mishandling of Confidential Information, or transgression of intellectual property rights, shall be subject to the exclusive jurisdiction, in Miami, Florida, of either the Florida state courts or the US District Court.  Before accepting appointment, the arbitrator shall agree: (a) that the arbitrator’s award shall be made within nine (9) months of the filing of a notice of intention (or demand) to arbitrate  (but it may be extended by written agreement of the parties); (b) to base any decision or award on governing law; (c) to not award punitive or other damages that are not measured by the prevailing party’s actual damages’, except as may be required by statute; and (d) to issue an award in writing within ten (10) days of concluding the presentation of evidence and briefs.  Judgment may be entered in any court having jurisdiction thereof.  The prevailing party shall be entitled to recover from the other party its costs and expenses, including reasonable attorney’s fees.

XX.  MUTUAL HOLD HARMLESS. Each Party shall defend, indemnify and hold the other Party, its affiliated companies, shareholders, officers, directors, Board Members, agents, and employees harmless from any and all claims by any other party (including reasonable attorneys' fees and costs of litigation) and liabilities resulting from, but not limited to, each Party’s errors, acts, omissions, misrepresentations or negligence in the performance of this Agreement.

XXI.ENTIRE AGREEMENT. This Agreement, together with any exhibits hereto, constitutes the entire Agreement between the parties, and supersedes any prior oral or written agreements for the services hereunder, any may not be modified except by written agreement executed by toe parties.

XXII.ATTORNEY'S FEES. In the event any action is commenced arising from or related to this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, court costs and out-of-pocket expenses (at all levels).

XXIII.GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.  Venue for any action arising from this Agreement shall be Miami-Dade County, Florida.

XXIV.BNDEPENDENT CONTRACTOR. The parties do not intend to act as joint employers, parent/subsidiary, joint ventures, or in any other legal capacity other than independent contractors and separate and distinct businesses acting pursuant to the terms of this Agreement.

XXV.NOTICES.  Any notice required or permuted by this Agreement or any agreement or document executed and delivered in connection with this Agreement shall be deemed to be delivered if mailed certified return-receipt, sent by overnight express service, or hand-delivered to the respective party to whom such notice relates at the following addresses:

If to iHealthcare: iHealthcare Software Services Inc:

3901 NW 28th Street

2nd Floor

Miami, FL 33142

If to Hospital: Washington County Hospital

958 US Highway 64 East

Plymouth, NC 27962

or such other address as shall be furnished in writing by any party to the other party.

XXVC.ASSIGNMENT/SURVIVAL. This Agreement may not be assigned by either party without the prior written consent of the other party. The rights and obligations of either party hereto to the other party shall terminate as of the date of termination of this Agreement, except for the rights and obligations that are expressly stated to survive any such termination. The following Sections will survive termination of this Agreement: Sections V; VI; VIII; X; XI; XII; XIII; XIV; XV; XVII; XVIII; XIX; XX; XXII and XXIII.

XXVII.SEVERABILITY. The invalidity or unenforceability of any particular provision hereof shall not affect the remaining provisions of this Agreement, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

XXVIII.COUNTERPARTS/BINDING EFFECT.  This Agreement may be executed in several counterparts, each of which, when so executed, shall be deemed to be an original, and such counterpart shall, together, constitute and be one and the same instrument.  This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their successors and assigns.

XXIX.     CAPTIONS/INTERPRETATION.  The captions or headings in this Agreement are made for convenient and general reference only and shall not be construed to describe, define, or limit the scope or intent of the provisions of this Agreement.  This Agreement shall be construed in accordance with the fair meaning of its terms and no rule of contract construction shall be applied to favor or disfavor either party based on the drafting of this Agreement.

XXX.   EXECUTION OF DOCUMENTS. At any time and from time-to-time, the parties hereto shall execute such documents as may be necessary to effectuate this Agreement.

SIGNATURE PAGE TO FOLLOW

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year below first written.

iHealthcare Software Services, Inc:                 CAH Acquisition Company 1, LLC D/B/A Washington County Hospital

                                                AKA Washington County Community Hospital

By: /s/Noel Mijares                                             By: /s/Jorge Perez

Print Name: Noel Mijares                                  Print Name: Jorge Perez

Title: Chief Executive Officer                            Title: Managing Partner

DATE:       01/07/2019

EXHIBIT A

Software and Service Adjuncts

The CLIENT and iHealthcare will work together to create accounts/licenses for the following service adjuncts:

1.eSolutions – Clearing house services. IHCC contract on behalf of CLIENT.

2.MetroFax – CLIENT provided efax services.

3.USAePay – CLIENT provided online credit card processing.

4.Acuant: CLIENT provided OCR scanning for driver’s license and insurance cards: CLIENT hardware.

5.NewCropRx – CLIENT provided ePrescription solution.

6.Studycast: CLIENT licensed PACS medical imaging solution. CLIENT hardware.

7.VPN Service: CLIENT provided per specification.

8.Barcode Printers: CLIENT provided per specification.

9.Wifi: Secure compliant gateway – CLIENT provided.

10.Billing and Lab Interfaces:  IHCC provided.

11.Clinical Content: Open source and CLIENT provided/modified.